SOLD THROUGH:
BANC OF AMERICA
INVESTMENT SERVICES, INC.-TM-
AND ITS SUBSIDIARIES AND AGENCIES






                                                NATIONS VARIABLE ANNUITY
                                         A TAX-DEFERRED VARIABLE ANNUITY
                                                      SEMI-ANNUAL REPORT



JUNE 30, 2000


                                                     [HARTFORD LIFE LOGO]
                               Issued by: Hartford Life Insurance Company

-------------------------------------------------------------------------------
-- Annuities are insurance products and are not insured by the FDIC or any other federal entity.
                                                                         [LOGO]

-- Annuities are not deposits or other obligations of, and are not underwritten or guaranteed by Bank of America Corporation or any
   of its affiliates.                                                    [LOGO]

-- Annuities my involve investment risks, including the possible loss of principal. The market value of the investment may fluctuate, causing possible loss of the principal amount invested.

-- Annuities are unrelated to, and not a condition of the provision or term of any banking service or activity.

-- Annuities are available through other licensed brokers or agents and need not be purchased from Bank of America Corporation, its subsidiaries or affiliates, or any particular unaffiliated third party.

-- Neither Bank or America Corporation not its affiliates are obligated to provide benefits under any annuity contract.
-------------------------------------------------------------------------------

Neither Hartford Life Insurance Company, Banc or America Investment Services, Inc., nor their agents or affiliated provide financial, tax, legal or accounting advice.

We recommend that you consult with your professional advisers in these areas before taking action.

Annuity products are offered through: Banc or America Investment Services, Inc. in AZ, AR, CA, FL, GA, ID, IL, IA, KS, MO, NC, OR, SC, TN, VA, and WA; Banc of America Agency, LLC in DC and MD; Banc of America Agency or Nevada, Inc. in NV; BA Agency, Inc. in NM; Banc or America Agency of Texas, Inc. in TX; and IFMG of Oklahoma, Inc. in OK.

HARTFORD SMALL COMPANY HLS FUND


PORTFOLIO MANAGER

[PHOTO]

STEVEN C. ANGELI, CFA
Vice President
Wellington Management Company, LLP

PERFORMANCE OVERVIEW

8/9/96 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

[LINE CHART]

Small Company Fund IB                   $24,160
Russell 2000                            $16,608

RETURNS as of 6/30/00

                              1 YEAR       SINCE INCEPT.*
                              ------       -------------
SMALL COMPANY IB              40.57%          25.43%
RUSSELL 2000                  14.32%          13.92%

*Annualized Returns

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE SMALL COMPANY HLS FUND CLASS IB SHARES. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

Hartford Small Company HLS Fund returned 3.5% for the 6-month period ending June 30, 2000, underperforming the Lipper Small Cap VA-UF Average 7.1% but outperforming the Russell 2000 Index 3.0% over the period.

WHY DID THE FUND PERFORM THIS WAY?

The first 6-months of this year have been extremely volatile for investors. Until halfway through March it looked as though we were headed for a down first quarter in the market in spite of excellent earnings prospects and continued low inflation. The only game in town seemed to be technology with little or no attention paid to any other sector of the market. While we had been "cautious about excessive and unprecedented valuations," the market initially pushed higher even into the headwind of a tight monetary policy. But in April, investors woke up to the reality of rising rates, escalating inflation and the bursting technology bubble that sent stocks spiraling downward.

While we reduced the Fund's exposure by trimming positions in the technology sector, we could not escape the market's turmoil. The Portfolio was negatively impacted by a correction in technology stocks combined with a few fundamental disappointments. During the correction we took advantage of cheaper valuations by increasing or establishing positions in fundamentally sound companies. The Portfolio benefited from an overweight position in the energy sector resulting from a sustainable rise in oil and natural gas prices. Our underweight position in retail, relative to the Russell 2000, benefited the Portfolio as the Fed's rate increases had a damaging effect on consumer spending and retail stocks.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

We believe the major rate increases are history, that consumer spending should stabilize, and most retail stocks are at attractive entry points. In such an environment we would expect consistent growth companies found in such sectors as consumer staples, financial services and technology to perform quite well. Cyclicals, both consumer and industrial, may continue to struggle with little pricing power and continued excess capacity. We remain cautiously optimistic about the outlook for the equity markets.

HARTFORD CAPITAL APPRECIATION HLS FUND


PORTFOLIO MANAGER

[PHOTO]

SAUL J. PANNELL, CFA
Senior Vice President and Partner
Wellington Management Company, LLP

PERFORMANCE OVERVIEW

1/1/89 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

[LINE CHART]

Capital Appreciation Fund IB            $63,062
S&P 500                                 $51,394

RETURNS as of 6/30/00

                              1 YEAR       5 YEAR*      10 YEAR*
                              ------       -------      --------
CAPITAL APPRECIATION IB       32.10%       23.51%       20.22%
S&P 500                        7.24%       23.80%       17.79%

*Annualized Returns

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE CAPITAL APPRECIATION HLS FUND CLASS IB SHARES. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE FUND PERFORM?

The Hartford Capital Appreciation HLS Fund returned 12.6% for the 6-month period ending June 30, 2000, versus a return of 3.2% for the Lipper Capital Appreciation Average.

WHY DID THE FUND PERFORM THIS WAY?

The first half of 2000 has proven to be interesting for investors in equities as the market rotated out of what had been working in the past into some laggard sectors. We used the overall turmoil in the market to upgrade the portfolio, which led to strong returns in June. The Fund's performance was helped primarily by a diverse group of companies within several macroeconomic sectors.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

Our overall strategy for the Fund remains dual faceted: an emphasis on smaller companies with dynamic earnings growth prospects, and an opportunistic trading approach to larger-cap stocks where we typically see a catalyst for outperformance. We will continue to roam off the beaten path where we believe the most upside potential resides. This approach, if executed well, should provide positive absolute and relative results over a reasonable time frame.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND


PORTFOLIO MANAGER

[PHOTO]

TROND SKRAMSTAD
Senior Vice President and Partner
Wellington Management Company, LLP

PERFORMANCE OVERVIEW

7/2/90 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

[LINE CHART]

International Opportunities Fund IB     $23,723
EAFE GDP                                $24,758

RETURNS as of 6/30/00

                              1 YEAR       5 YEAR*      SINCE INCEPT.*
                              ------       -------      -------------
INT'L OPPORT. IB              18.87%       12.99%           9.02%
EAFE GDP**                    19.76%       14.28%           9.49%

*Annualized Returns

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE INTERNATIONAL OPPORTUNITIES HLS FUND CLASS IB SHARES. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

**THE MORGAN STANLEY EUROPE AUSTRALIA FAR EAST GDP-NET INDEX

HOW DID THE FUND PERFORM?

Hartford International Opportunities HLS Fund returned -5.7% for the first half of 2000 versus a return of -3.5% for the Lipper VA-UF International Average over the same time period.

WHY DID THE FUND PERFORM THIS WAY?

We believe that global economic growth will slow down somewhat as financial markets are more interested in the directions and rate of change in the economy rather than its level. Throughout the first half of 2000, we increased our position in the UK, which is now close to showing an upward inflection point in its economy. We also consistently added to our holdings in technology and health care. In the beginning of 2000, we were more optimistic about the prospects of the Japanese economy and had increased our exposure in that region. However, we have become a bit more cautious in this area and have reduced our weightings accordingly.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

As global economic growth is expected to slow from its current pace, we view health care, as the largest sector overweight, a good defensive play during the next several months as valuations are still attractive relative to expected earnings growth rates. In contrast, we expect economically sensitive consumer areas to fare poorly as economic growth slows, and we thus have our largest underweight in the consumer discretionary sector. In Europe, the continent is experiencing a volatile market environment and we increased our exposure to the UK market, as we believe it to be less exposed to this current environment. In addition, we expect UK profits to grow better relative to most other markets over the next year.

HARTFORD STOCK HLS FUND


PORTFOLIO MANAGER

[PHOTO]

RAND L. ALEXANDER, CFA
Senior Vice President and Partner
Wellington Management Company, LLP

PERFORMANCE OVERVIEW

1/1/89 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

[LINE CHART]

Stock Fund IB                           $48,109
S&P 500                                 $51,394

RETURNS as of 6/30/00

                              1 YEAR       5 YEAR*      10 YEAR*
                              ------       -------      -------
STOCK IB                      4.74%        23.79%       17.01%
S&P 500                       7.24%        23.80%       17.79%

*Annualized Returns

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE STOCK HLS FUND CLASS IB SHARES. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

The Hartford Stock HLS Fund returned -1.1% for the 6-month period ended June 30, 2000. The Fund's return underperformed the S&P 500 Index return of -0.4% and the Lipper Growth Average return of 3.2%.

WHY DID THE FUND PERFORM THIS WAY?

Federal Reserve tightening has been a source of volatility and recurrent corrections in the US equity market over the last year. Many equity sectors underperformed during this period with the exception of health care, energy and technology. The Fund's performance was enhanced through accurate sector weighting, overweights in health care and energy, and above average stock selection, particularly in the finance sector. Finally, decreased exposure to the consumer discretionary spending sector in line with the slowing economy and increased exposure to consumer staples, financials and technology benefited the portfolio.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

With expectations for a soft economic landing and continued S&P 500 profit growth, our outlook on the market overall remains positive. The slowing economy, and possible end of Federal interest rate hikes bode well for interest sensitive stock and consistent growth companies. Continued robust growth in technology investment has favorable consequences for the US economy that will be enduring.

HARTFORD DIVIDEND & GROWTH HLS FUND


PORTFOLIO MANAGER

LAURIE A. GABRIEL, CFA
Senior Vice President and Managing Partner
Wellington Management Company, LLP

PERFORMANCE OVERVIEW

3/9/94 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

[LINE CHART]

Dividend & Growth Fund IB               $26,909
S&P 500                                 $35,200

RETURNS as of 6/30/00

                              1 YEAR       5 YEAR*      SINCE INCEPT.*
                              ------       -------      -------------
DIVIDEND & GROWTH IB          -3.43%       17.92%          16.97%
S&P 500                        7.24%       23.80%          22.05%

*Annualized Returns

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE DIVIDEND AND GROWTH HLS FUND CLASS IB SHARES. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

Hartford Dividend and Growth HLS Fund returned -1.6% for the first half of 2000. The Fund's return exceeded that of the Lipper Equity Income VA-UF Average of -1.7% over the same time period.

WHY DID THE FUND PERFORM THIS WAY?

Federal Reserve tightening has been a source of volatility and recurrent corrections in the US equity market over the last year with continued robust growth in technology investment. In line with our dividend-oriented value style, we continue to be underweight in the information technology sector. Strong stock selection, particularly in the health care sector, was the key to outperforming the benchmark for the first half of 2000.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

Going forward, we expect a deceleration in economic growth and an end to interest rate tightening. Strong technology spending and gains in productivity will continue to provide support in the US, moderating the impact of such rate increases. We continue to search for investment opportunities that produce a high level of current income coupled with growth of capital to maintain reasonable investment risk.

HARTFORD ADVISERS HLS FUND


PORTFOLIO MANAGER

[PHOTO]

RAND L. ALEXANDER, CFA
Senior Vice President and Partner
Wellington Management Company, LLP

[PHOTO]

PAUL D. KAPLAN
Senior Vice President and Partner
Wellington Management Company, LLP

PERFORMANCE OVERVIEW

1/1/89 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

[LINE CHART]

Advisers Fund IB                        $35,415
Lehman Govt/Corp                        $21,271
S&P 500                                 $51,394

RETURNS as of 6/30/00

                              1 YEAR       5 YEAR*      10 YEAR*
                              ------       -------      -------
ADVISERS IB                   3.79%        17.21%       13.48%
S&P 500                       7.24%        23.80%       17.79%
LEHMAN GOVT/CORP              4.32%        6.10%         7.84%

*Annualized Returns

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE ADVISERS HLS FUND CLASS IB SHARES. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

The Hartford Advisers HLS Fund returned 0.4%, underperforming the Lipper Flexible VA- UF Average return of 1.9%. Since inception (7/31/1984), the Fund has returned 14.5% versus the 12.8% return of its Lipper peer group.

WHY DID THE FUND PERFORM THIS WAY?

Relative performance has been below the historical trend reflecting substantial turmoil in the equity markets. Interest rate fears and continuing valuation concerns, particularly in growth stocks, hampered most equity markets. The equity portion of the Fund's performance benefited from sector weightings and stock selection, through increased exposure to consumer staples, finan-cials and technology. In the bond market, we continued to find bond yields attractive given our outlook for economic growth and inflation.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

Federal Reserve tightening has been a source of volatility and recurrent corrections in the US equity market over the last year. The rise in short-term interest rates that began one year ago is expected to bring some slowing in US economic activity during the remainder of 2000. We believe that the Fed rate cycle and the prospect for stable interest rates will bring improved equity market performance in the year ahead. From a cyclical standpoint, the end of Fed tightening, slower US growth and receding inflation pressures should also provide a positive underpinning to the US bond market.

HARTFORD BOND HLS FUND


PORTFOLIO MANAGER

[PHOTO]

ALISON D. GRANGER, CFA
Senior Vice President Hartford Investment
Management Company

PERFORMANCE OVERVIEW

1/1/89 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

[LINE CHART]

Bond Fund IB                            $20,534
Lehman Govt/Corp                        $21,271

RETURNS as of 6/30/00

                              1 YEAR       5 YEAR*      10 YEAR*
                              ------       -------      -------
BOND IB                       5.22%         6.19%        7.46%
LEHMAN GOVT/CORP              4.32%         6.10%        7.84%

*Annualized Returns

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE BOND HLS FUND CLASS IB SHARES. (THE RETURNS INCLUDE THE FUND LEVEL EXPENS-ES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

The Hartford Bond HLS Fund Class IA shares placed in the 7th percentile of its Lipper peer group for the six-months ended June 2000, producing a total return of 4.82% versus the 3.08% return of the Lipper Corporate Debt "BBB" rated Variable Annuity Underlying Fund Universe.

WHY DID THE FUND PERFORM THIS WAY

There were three major factors that contributed to the Fund's performance in the first half of the year. The first factor was the Fund's position in U.S. Treasury securities where we continued to benefit from positive supply/demand factors. Our holdings in Treasury-Inflation-Protected Securities also performed well during the early spring. The second contributor to positive performance was the Fund's overweight in mortgage passthroughs, particularly in GNMA issues. This sector provided a positive contribution relative to its peer group that we enjoyed throughout the first half of the year. Lastly, we were allowed to invest in non-US denominated securities as of May 1, 2000. We quickly established the Fund's positions in German and French government short-term obligations denominated in Euro (established in mid-May) which contributed to Fund returns as the Euro rallied off its lows relative to the dollar.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

Given that the Fed has raised interest rates six times in the last 13 months, we expect to see signs of slowdown in the economy over the coming months. We are not convinced, however, that the Fed is entirely done with its rate increases and will remain watchful for signs that indicate the need to slow the economy further.

Looking ahead, we expect to maintain an overweight in mortgage passthrough securities for two reasons: the large percentage of the market which is trading at a discount to par value and the favorable supply/demand balance which our traders forecast. We favor GNMA issues, as they carry the full faith and credit of the U.S. government.

While Treasuries do not yield much relative to other fixed income alternatives, we continue to see opportunity in the Treasury market securities due to the U.S. government's positive fiscal position and continued focus on debt reduction. We also expect to be active investors in Treasury-Inflation-Protected Securities, as we believe that these securities offer attractive real return potential relative to other U.S. fixed income alternatives. Although yields on corporate issues are historically high relative to Treasuries, we remain cautious and selective in our holdings. On average, we favor investment grade over high yield issues, as we believe that the yield compensation for investing in fundamentally stable high yield issues is insufficient relative to that offered in higher-quality issues. We will monitor market offerings for attractive purchase candidates among stable, large investment-grade companies. Among specific industries, we favor energy and the acute care providers within the healthcare sector.

NATIONS INTERNATIONAL GROWTH PORTFOLIO


PORTFOLIO MANAGER

BRIAN O'NEILL,
Gartmore Global Partners

PERFORMANCE OVERVIEW

3/27/98 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

[LINE CHART]

Nations International Growth            $14,483
MSCI EAFE                               $12,802

RETURNS as of 6/30/00

                              1 YEAR       SINCE INCEPT.*
                              ------       -------------
NATIONS INTERNATIONAL GROWTH  31.99%       17.78%
MSCI EAFE                     17.16%       11.37%

*Annualized Returns

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS INTERNATIONAL GROWTH PORTFOLIO. (THE RETURNS INCLUDE THE PORTFOLIO LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE PORTFOLIO PERFORM?

The Portfolio declined 1.8% in the first six months of 2000, compared to a 4.1% decrease in the MSCI EAFE Index(1) (the "Index") in U.S. dollar terms, thereby outperforming the Index by 2.3%.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

The outperformance was almost entirely attributable to stock selection. A mix of pharmaceuticals, telecom, technology and financial stocks primarily in Europe registered strong rises in comparison to the Index. These stocks were identified using the Portfolio's "bottom-up" selection process. For example, Elan Corporation, the Ireland-based drug delivery company which has expanded into the U.S. market, rose by 72.2% in U.S. dollar terms relative to the Index. The stock rose on the back of plans to become a full-fledged pharmaceutical company, as well as the likely approval by the U.S. Food & Drug Administration of its painkiller Ziconotide. Amvescap, the U.K.-based asset management company, outperformed the Index by 45.0% in U.S. dollar terms, buoyed by rising stock markets, a strong 401(k) market in the U.S. and its value as a potential takeover candidate. Canada's Nortel Networks Corporation, a leading manufacturer of optical fiber equipment for the telecom industry, outperformed the Index by 44.6% in U.S. dollar terms. Sweden's LM Ericsson AB continued to outperform (+30.3% in U.S. dollar terms relative to the Index) on the strength of its leading position in third-generation mobile telecom infrastructure equipment. The strong showing of these and other select growth stocks during the first half more than offset a weak showing from other companies. Notably, telecom companies such as U.K.-based Vodafone AirTouch plc fell relative to the Index, partly because it is still digesting recent acquisitions and because of concerns that it paid too much for its new mobile licenses in the U.K. Spain's Telefonica SA also suffered a setback on share flow-back stemming from recent Latin American acquisitions, as well as questions about its acquisition policy.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?(3)

Looking forward, we think economic growth outside the U.S. will continue to bolster the performance of international equity markets. Valuations are comparatively attractive and currencies have recently appreciated to the advantage of U.S. investors in international markets as the U.S. economy slows and interest rates level off. The recent volatility of technology and telecom stocks does not alter our view that these sectors collectively offer opportunity for substantial earnings growth over the longer term. However, we are focused on companies with strong franchises, earnings track records and forward-looking management offering the best prospect for unexpected earnings growth, which we believe is the key to share price outperformance. The Portfolio remains focused in Europe, although we continue to seek growth opportunities in Japan, the Pacific ex-Japan region and emerging markets.

INVESTMENTS IN INTERNATIONAL INVESTMENTS MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

(1) The Morgan Stanley Capital International EAFE Index is an unmanaged index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions but does not reflect fees, brokerage commissions or other expenses of investing.

(2) Portfolio characteristics are subject to change and may not be representative of current characteristics.

(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO


PORTFOLIO MANAGER

THOMAS F. MARSICO,
Marsico Capital Management, LLC

PERFORMANCE OVERVIEW

3/27/98 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

[LINE CHART]

Nations Marsico Focused Equities        $18,473
S&P 500                                 $13,601

RETURNS as of 6/30/00

                                        1 YEAR       SINCE INCEPT.*
                                        ------       -------------
NATIONS MARSICO FOCUSED EQUITIES        23.01%        31.15%
S&P 500                                  7.24%        14.64%

*Annualized Returns

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO. (THE RETURNS INCLUDE THE PORTFOLIO LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE PORTFOLIO PERFORM?

The first half of 2000 was one of the most volatile in history. During the first quarter, nearly half of all trading days resulted in a price change of at least 1% in the Standard & Poor's 500 Composite Stock Price (S&P 500) Index.(1) Volatility continued in the second quarter with the S&P 500 posting only its third negative quarterly return in the past five years. Nations Marsico Focused Equities Portfolio declined 7.41% during the first half of 2000. The S&P 500 declined 0.42% for the same period of time.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

The Portfolio was adversely affected going into 2000 by its large technology weighting. The market in the first half was primarily affected, in our opinion, by macroeconomic factors--such as the outlook for U.S. economic growth, interest rates and inflation--as opposed to company-specific earnings-related information. The Federal Reserve Board (the "Fed") raised interest rates in the second quarter by 0.50%, its sixth increase over the past 12 months. This higher interest rate environment, we believe, had an adverse effect on high P/E stocks like the technology names we owned at the beginning of the year.

Portfolio holdings which performed poorly during the first half included Lucent Technologies, UAL Corporation, QUALCOMM, 3Com Corporation and Sony Corporation. All of these stocks have been sold from the Portfolio. On the positive side, positions in EMC Corporation, Corning Inc., Oracle Corporation and Four Seasons Hotels Inc. produced strong gains.

In late May, we began to implement several changes to the Portfolio. These were geared at increasing sector and industry diversification, with an eye toward positioning the Portfolio for the possibility of a slower-growth economic environment. The Portfolio's overall weighting in technology has been reduced, although it remains well represented in this sector. Portfolio assets have been allocated to areas that we believe are attractive in terms of valuation and earnings growth potential. These include, but are not limited to, financial services and retail companies.


(1) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

(2) Portfolio characteristics are subject to change and may not be representative of current characterisitics.

NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO


WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?(3)

We continue to believe that the long-term prospects for U.S. equity markets remain quite strong. The basis for this opinion, as highlighted in previous shareholder communications, is our positive macroeconomic outlook. This outlook is anchored by a number of premises. In our view, the U.S. is in a longer-term lower interest rate and lower inflationary environment. While interest rates have no doubt been volatile, and generally biased higher so far this year due to the Fed's tightening policy, in our opinion there is evidence that the Fed has been successful at slowing U.S. economic growth. Inflation, despite an increase in oil prices, has not increased dramatically; prices for raw materials such as lumber and gypsum have either remained relatively stable or declined somewhat. Neither automobile sales nor housing starts have shown year-over-year growth in the past year. At this time, based on this evidence, we believe that future interest rate increases by the Fed are unlikely. Therefore, our view is that the interest rate environment should improve going forward. That, in our opinion, augurs well for company valuations and earnings. We believe the continued high federal budget surpluses (which thus far have primarily been earmarked for reducing government debt) are a positive factor. We continue to feel that productivity gains and enhanced communications have created a more efficient economy and should help keep inflation relatively low.


(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS SMALLCAP INDEX PORTFOLIO


PORTFOLIO MANAGER

Quantitative Strategies Team,
Banc of America Capital Management, Inc.

PERFORMANCE OVERVIEW

3/27/98 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

[LINE CHART]

Nations SmallCap Index                  $10,285
S&P 600                                 $10,676

RETURNS as of 6/30/00

                              1 YEAR       SINCE INCEPT.*
                              ------       -------------
NATIONS SMALLCAP INDEX         9.81%           1.25%
S&P 600                       14.40%           2.95%

*Annualized Returns

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS SMALLCAP INDEX PORTFOLIO. (THE RETURNS INCLUDE THE PORTFOLIO LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE PORTFOLIO PERFORM?

During the first half of 2000, the Portfolio advanced 7.12% versus the Standard & Poor's SmallCap 600 (S&P 600) Index(1) return of 6.89%. Over the six months, the Portfolio's consumer cyclicals, technology and basic industry holdings performed well while those in healthcare, capital goods and communications proved problematic.(2)

WHY DID THE PORTFOLIO PERFORM THIS WAY?(3)

In terms of market performance, the negative impacts of higher energy prices and short-term interest rates finally surfaced in waning economic strength, earnings pressure and stock price volatility. The best performing S&P 600 sectors during the first six months - health care (+55%) and energy (+41%) were characterized by more stable earnings. The worst performing sectors - communications (-14%) and basic industry (-9%) were characterized by economic sensitivity or high price earnings multiples.

Technology proved to be the strongest contributor to performance in the first half of the year. Within consumer cyclicals, the Portfolio's housing and furnishing industry stocks performed well, providing essentially a flat return, while the holdings in the Index declined over 10%. Within basic industry, the specialty chemicals holdings in the Index declined close to 10% while the Portfolio's stocks declined about 6%.

The Portfolio's capital goods holdings suffered as the Portfolio's diversified manufacturing and conglomerate stocks failed to keep pace with the Index's sector performance. Healthcare proved the most difficult sector of the Portfolio as a somewhat underweighted posture towards pharmaceutical companies hurt when the group advanced over 70%.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?(4)

Looking forward, if the Federal Reserve Board ends its tightening process soon enough to achieve the more moderate growth we expect, stocks should perform better in the second half of 2000. As such, we look for the S&P 600 to achieve roughly a 9% return in terms of total return for the year. Expect technology and pharmaceuticals to lead the rally, as concerns about the extent of any economic slowdown may persist. Financial services should also generally improve with the anticipated leveling off in interest rates.

BECAUSE SMALL COMPANIES HAVE NARROWER MARKETS AND LIMITED FINANCIAL RESOURCES AND THEIR STOCKS ARE NOT AS WIDELY TRADED AS LARGE COMPANY STOCKS, THEIR SHARE PRICE MAY BE MORE VOLATILE.


(1) The Standard & Poor's SmallCap 600 Index is an unmanaged market-capitalization-weighted index consisting of 600 common stocks. It is unavailable for investment.

(2) On May 1, 2000, the Portfolio changed its investment objective to one that seeks investment results that (before fees and expenses) correspond to the total return of the S&P 600. Its principal investment objectives and name were also changed at the same time.

(3) The Portfolio characteristics are subject to change and may not be representative of current characteristics.

(4) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS AGGRESSIVE GROWTH PORTFOLIO


PORTFOLIO MANAGER

Growth Strategies Team,
Banc of America Capital Management, Inc.

PERFORMANCE OVERVIEW

3/27/98 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

[LINE CHART]

Nations Aggressive Growth               $13,652
Russell 1000 Growth                     $10,959

RETURNS as of 6/30/00

                              1 YEAR       SINCE INCEPT.*
                              ------       -------------
NATIONS AGGRESSIVE GROWTH    -7.81%            4.13%
RUSSELL 1000 GROWTH           9.24%           14.83%

*Annualized Returns

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS AGGRESSIVE GROWTH PORTFOLIO. (THE RETURNS INCLUDE THE PORTFOLIO LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE PORTFOLIO PERFORM?

For the first half of 2000, Nations Aggressive Growth Portfolio returned -5.97%, and its return for the second quarter of 2000 was -0.62%. Throughout this year's first half, the Portfolio underwent a significant transition in its investment style. Prior to May 1, 2000, the Portfolio was structured with a bias toward value-oriented companies. However, since that time, the Portfolio has been structured as an aggressive growth offering that is benchmarked against the Russell 1000 Growth Index.(1) (The official date of the change in investment objective, investment style and name change from Disciplined Equity to Aggressive Growth was May 1, 2000, the Russell 1000 Growth Index's return for the first half and second quarter 2000 were 4.23% and -2.70%, respectively).
The relative underperformance of value-oriented stocks compared to growth-oriented stocks continued from 1999 to early March of 2000, which negatively impacted the Portfolio's performance during the first two months of this year. Additionally, as the Portfolio's transition to an aggressive growth portfolio began, many growth-oriented sectors (particularly technology) experienced a material correction, which further hindered the Portfolio's performance.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

Throughout the Portfolio's transition, we strived to gradually rebalance the Portfolio toward sector weightings that are in line with those of the benchmark index. Accordingly, we favored those sectors offering higher growth potential--e.g., technology and health care--while reducing the Portfolio's exposure to industries with slower growth characteristics--e.g., energy and financial services. Also, we reduced or eliminated the Portfolio's exposure to individual stocks where we felt the weighting was too high, or where the growth prospects of a particular firm were not as favorable as those of another company. The Portfolio's second quarter performance relative to its new benchmark showed marked improvement. We attribute its outperformance mainly to its gradual migration to an aggressive growth offering, and by materially increasing its overall diversification. We now feel the transition phase is complete, and look forward to seeking those companies that we believe have superior growth characteristics and competitive positions relative to their peers.

(1) The Russell 1000 Growth Index is an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth relative to the Russell 1000 index as a whole.

(2) Portfolio characteristics are subject to change and may not be representative of current characteristics.

NATIONS AGGRESSIVE GROWTH PORTFOLIO


WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?(3)

For the balance of this year investors are likely to remain more discriminating, especially when buying growth stocks and considering Initial Public Offerings
(IPOs) of such companies. Specifically, investors have become more sensitive to metrics such as real cash flow and earnings when buying stocks, compared to only the prospect of reaching such milestones. Additionally, the equity markets have undergone a broadening in terms of money flow, as other sectors, such as healthcare, have assumed a leadership role. In other words, this has not been a market solely driven by technology stocks, and we anticipate this market broadening to continue. Going forward, we feel investors will be focused on the Federal Reserve Board's (the "Fed") view of the economy at its next session in August, and will react negatively toward any company that issues profit warnings. Firms that do not report financial results in line with the market's expectations are likely to undergo severe declines in their share prices. Such profit reactions are likely to be the primary catalyst for near-term market volatility. Our view is that the Fed is likely finished with its tightening stance and that its recent actions to slow the economy will lead successfully to a "soft landing." This should provide a favorable backdrop for the financial markets throughout this year's second half. During this time, investors will likely gravitate toward those industries offering superior growth potential.

Within the Portfolio we will continue to emphasize companies having above-average growth prospects. Consequently, we will continue to seek out companies in sectors exhibiting accelerating earnings and revenue growth relative to their peers. Other vital traits we will look for include smart management teams, unique business models and strong unit-volume growth.


(3) The outlook for the Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO GROWTH & INCOME PORTFOLIO


PORTFOLIO MANAGER

THOMAS F. MARSICO,
Marsico Capital Management, LLC

PERFORMANCE OVERVIEW

3/27/98 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

[LINE CHART]

Nations Marsico Growth & Income         $18,300
S&P 500                                 $13,601

RETURNS as of 6/30/00

                                        1 YEAR       SINCE INCEPT.*
                                        ------       -------------
NATIONS MARSICO GROWTH & INCOME         31.16%          30.61%
S&P 500                                  7.24%          14.64%

*Annualized Returns

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS MARSICO GROWTH & INCOME PORTFOLIO. (THE RETURNS INCLUDE THE PORTFOLIO LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE PORTFOLIO PERFORM?

The first half of 2000 was one of the most volatile in history. During the first quarter, nearly half of all trading days resulted in a price change of at least 1% in the Standard & Poor's 500 Composite Stock Price (S&P 500) Index.(1) Volatility continued in the second quarter with the S&P 500 posting only its third negative quarterly return in the past five years. Nations Marsico Growth & Income Portfolio declined 3.13% during the first half of 2000. The S&P 500 declined 0.42% for the same period of time.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

The Portfolio was adversely affected going into 2000 by its large technology weighting. The market in the first half was primarily affected, in our opinion, by macroeconomic factors--such as the outlook for U.S. economic growth, interest rates and inflation--as opposed to company-specific earnings-related information. The Federal Reserve Board (the "Fed") raised interest rates in the second quarter by 0.50%, its sixth increase over the past 12 months. This higher interest environment, we believe, had an adverse effect on high P/E stocks like the technology names we owned at the beginning of the year.

Portfolio holdings which performed poorly during the first half included Lucent Technologies, UAL Corporation, QUALCOMM, and 3Com Corporation. All of these stocks have been sold from the Portfolio. On the positive side, positions in EMC Corporation, Corning Inc., Oracle Corporation and Four Seasons Hotel Inc. produced strong gains.

In late May, we began to implement several changes to the Portfolio. These were geared at increasing sector and industry diversification, with an eye toward positioning the Portfolio for the possibility of a slower-growth economic environment. The Portfolio's overall weighting in technology has been reduced, although it remains well represented in this sector. Portfolio assets have been allocated to areas, we believe, are attractive in terms of valuation and earnings growth potential. These include, but are not limited to, financial services and retail companies.


(1) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

(2) Portfolio characteristics are subject to change and may not be representative of current characteristics.

NATIONS MARSICO GROWTH & INCOME PORTFOLIO


WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?(3)

We continue to believe that the long-term prospects for U.S. equity markets remain quite strong. The basis for this opinion, as highlighted in previous shareholder communications, is our positive macroeconomic outlook. This outlook is anchored by a number of premises. In our view, the U.S. is in a longer-term lower interest rate and lower inflationary environment. While interest rates have no doubt been volatile, and generally biased higher so far this year due to the Fed's tightening policy, in our opinion there is evidence that the Fed has been successful at slowing U.S. economic growth. Inflation, despite an increase in oil prices, has not increased dramatically; prices for raw materials such as lumber and gypsum have either remained relatively stable or declined somewhat. Neither automobile sales nor housing starts have shown year-over-year growth in the past year. At this time, based on this evidence, we believe that future interest rate increases by the Fed are unlikely. Therefore, our view is that the interest rate environment should improve going forward. That, in our opinion, augurs well for company valuations and earnings. We believe the continued high federal budget surpluses (which thus far have primarily been earmarked for reducing government debt) are a positive factor. We continue to feel that productivity gains and enhanced communications have created a more efficient economy and should help keep inflation relatively low.


(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MANAGED INDEX PORTFOLIO


PORTFOLIO MANAGER

Quantitative Strategies Team,
Banc of America Capital Management, Inc.

PERFORMANCE OVERVIEW

3/27/98 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

[LINE CHART]

Nations Managed Index                   $13,033
S&P 500                                 $13,601

RETURNS as of 6/30/00

                              1 YEAR       SINCE INCEPT.*
                              ------       -------------
NATIONS MANAGED INDEX         5.13%           12.42%
S&P 500                       7.24%           14.64%

*Annualized Returns

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS MANAGED INDEX PORTFOLIO. (THE RETURNS INCLUDE THE PORTFOLIO LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE PORTFOLIO PERFORM?

During the first six months of the year, the Portfolio declined 1.07% versus the Standard & Poor's 500 Composite Stock Price (S&P 500) Index(1) decline of 0.42%. Over this period, the Portfolio's consumer staples, capital goods and finance holdings performed well while those in retailing, energy and technology proved problematic.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

In terms of market performance, the negative impacts of higher energy prices and short-term interest rates finally surfaced in waning economic strength, earnings pressure and stock price volatility. The best performing S&P 500 sectors during the first six months of 2000, -- health care (+25%), energy (+8%) and utilities (+7%) were characterized by more stable earnings. The worst performing sectors -- communications (-10%), retailing (-15%), consumer cyclicals (-19%) and basic materials (-26%) were characterized by economic sensitivity or high price earnings multiples.

The Portfolio's performance the first half of 2000 benefited from its underweighted position in consumer staples companies such as Proctor & Gamble Company and Gillette Company since both companies posted disappointing results. Capital goods performance was enhanced by avoiding Honeywell International Inc. and Raytheon Corporation while overweighting a rebounding Tyco International Ltd. The performance of the Portfolio's financial holdings was enhanced by stock selection within the commercial bank industry group. Leading contributors were Mellon Financial Corporation, Bank One Corporation, Golden West Financial Corporation and Citigroup Inc.

The Portfolio's retail holdings suffered as fears of softening economic conditions negatively impacted Federated Department Stores, Inc. and Target Corporation. A somewhat underweighted position in the natural gas pipeline industry took a toll on the Portfolio's returns as gas prices were surprisingly strong in the first half of the year. The Portfolio's technology holdings trailed the Index sector during the six month period. An underweighted posture with respect to semiconductor holdings was notable as the group soared well over 50%. Software company Citrix Systems, Inc. plummeted more than 65% on deteriorating fundamentals and computer hardware producer Gateway declined while underweighted Hewlett-Packard Company soared.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?(3)

Looking forward, if the Federal Reserve Board ends its tightening process soon enough to achieve the more moderate growth we expect, stocks should perform better in the second half of 2000. As such, we look for the S&P 500 to achieve roughly a 9% return in terms of total return for the year. We expect technology and pharmaceuticals to lead the rally, as concerns about the extent of any economic slowdown may persist. Financial services should also generally improve with the anticipated leveling off in interest rates.


(1) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

(2) Portfolio characteristics are subject to change and may not be representative of current characteristics.

(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS VALUE PORTFOLIO


PORTFOLIO MANAGER

Value Strategies Team,
Banc of America Capital Management, Inc.

PERFORMANCE OVERVIEW

3/27/98 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

[LINE CHART]

Nations Value                           $10,366
S&P 500                                 $13,601

RETURNS as of 6/30/00

                              1 YEAR       SINCE INCEPT.*
                              ------       -------------
NATIONS VALUE                 -7.53%           1.60%
S&P 500                        7.24%          14.64%

*Annualized Returns

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS VALUE PORTFOLIO. (THE RETURNS INCLUDE THE PORTFOLIO LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF
THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE
WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE PORTFOLIO PERFORM?

The equity market was most influenced by the Federal Reserve Board (the "Fed") watchers during the first half of the year. Each major piece of economic data was scrutinized for any clues of Federal Open Market Committee actions. Investors were divided in their concerns over whether the economy would be slowing too much to sustain future earnings growth or whether it was speeding along too fast and would ignite inflationary fires and lead to still more interest rate increases. Either case did not give investors much to cheer about in the first half of the year. The Standard & Poor's 500 Composite Stock Price (S&P 500) Index(1) declined 0.42%, and the value oriented S&P/BARRA Value Index declined 4.07%(2). The sectors that declined the most during the period were closely tied to the economic cycle--consumer cyclicals, basic materials and capital goods. The communication services sector felt the strong force of deregulated competition with limited pricing power and also declined more than the market.

Within this environment, Nations Value Portfolio, which has a cyclical bias, declined 3.2%. This performance was better than the comparable S&P/BARRA Value Index, but less than the S&P 500 which has a heavier growth stock tilt with less cyclical stock exposure. The Portfolio's technology sector performed quite well, and the decision to reduce the sector weighting relative to the market in order to lock in the gains of many highly valued technology stocks is expected to enhance performance going forward. Consumer staples companies were also positive contributors to performance providing positive returns compared to negative returns for the comparable S&P 500 sector. The overweight in the energy sector also added performance due mainly to the Portfolio's exposure to natural gas stocks(3).

WHY DID THE PORTFOLIO PERFORM THIS WAY?

Cyclical stocks came under enormous pressure during the period, as investors sought the safety of more stable earnings companies. Investors' concerns that higher interest rates would stifle economic growth or at least reduce consumer confidence, were cited as reasons. The retail and auto groups were hit particularly hard, as were many commodity companies in the basic materials sector.

As many "dot com" issues have come unglued (many with no earnings to report or much less than expected), we could be witnessing the end of the unbridled enthusiasm for these companies experienced over the last several years in the markets. From a value perspective, this is not all bad, as it may encourage investors to place a higher value on traditional "old economy" companies, with solid fundamentals, selling at greatly reduced valuations.

(1) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

(2) The S&P BARRA/Value Index is a subset of stocks in the S&P 500 Index with low price-to-book ratios relative to the S&P 500 as a whole. It is unmanaged and unavailable for investment.

(3) Portfolio characteristics are subject to change and may not be representative of current characteristics.

NATIONS VALUE PORTFOLIO

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?(4)

Earlier in the year, we thought the tremendous increase in technology stocks would dissipate over the coming year and we began to see evidence of this, particularly in April and May. We continue to underweight the technology sector, relative to the S&P 500 weighting, due to what we believe are high valuations relative to technology companies' ability to maintain high sustainable earnings growth rates.

Second, we have overweighted the finance sector. When viewed from a demographic, long-term perspective, or from a "bottom-up" valuation approach, this group is undervalued, in our opinion, and should respond well once interest rates stabilize.

Third, we expect improvement in the economies of our global trading partners, Europe, Latin America and Asia (ex-Japan) in the year 2000 and beyond. This should enhance profits of commodity companies such as those in basic materials and energy. Multi-national conglomerates should generate strong earnings gains as they are able to benefit from positive economic globalization trends in third-world countries as well. The Portfolio has a major presence in these areas.

The beneficiaries of the productivity enhancements in telecommunications and technology are many old, traditional "value" companies. Their competitive advantages include brand recognition, global marketing capabilities and financial strength. Yet, we believe many of these stocks are now selling substantially below their intrinsic value given their potential earnings power and dividend-paying capabilities.

Finally, from a volatility perspective, the Portfolio should hold up well relative to the market during a major market decline, given its more conservative structure, higher yield, lower average price to earnings multiple and lower beta. We believe that economic growth will slow during the second half of this year to a more sustainable level and that inflation will remain subdued. This should be a positive environment for owning value equities.


(4) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS BALANCED ASSETS PORTFOLIO


PORTFOLIO MANAGER

Investment Strategies Team,
Banc of America Capital Management, Inc.

PERFORMANCE OVERVIEW

3/27/98 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

[LINE CHART]

Nations Balanced Assets                 $ 9,836
S&P 500                                 $13,601
Lehman Aggregate Bond Index             $11,037

RETURNS as of 6/30/00

                              1 YEAR       SINCE INCEPT.*
                              ------       -------------
NATIONS BALANCED ASSETS       -3.78%          -0.73%
S&P 500                        7.24%          14.64%
LEHMAN AGGREGATE BOND INDEX    4.56%           4.48%

*Annualized Returns

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS BALANCED ASSETS PORTFOLIO. (THE RETURNS INCLUDE THE PORTFOLIO LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE PORTFOLIO PERFORM?

For the period ended June 30, 2000, the Portfolio provided shareholders with a return of -3.2%. The Portfolio underperformed the S&P 500 Composite Stock Price (S&P 500) Index(1) which declined 0.42%, but outperformed the value oriented
S & P/BARRA Value Index(2) which returned -4.07%. The Portfolio's asset allocation is slightly biased to equities. At period end, equities made up 53% of the Portfolio with 45% of assets invested in bonds and the remaining 2% invested in cash. The bond allocation contributed positively to performance as it outperformed its benchmark in a difficult market environment.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(3)

The first half of 2000 was one of the most volatile periods in recent history. The Federal Reserve Open Market Committee ("FOMC") continued to tighten interest rates citing outsized growth, tight labor markets and their perpetual fear of inflation.

The equity market was most influenced by Federal Reserve Board ("Fed") watchers during the first half of the year. Each major piece of economic data was scrutinized for any clues to future FOMC actions. Investors were divided in their concerns over whether the economy would be slowed too much to sustain future earnings growth or whether it was speeding along too fast and would ignite inflationary fires and lead to still more interest rate increases. Either case did not give investors much to cheer about in the first half of the year.

Cyclical stocks came under enormous pressure during the period, as investors sought the safety of more stable earnings companies. Investors concerns over higher interest rates that could stifle economic growth, or, at least reduce consumer confidence were cited as reasons. The retail and auto groups were hit particularly hard, as were many commodity companies in the basic materials sector.

The Portfolio's technology holdings performed quite well, and the decision to reduce the sector weighting relative to the market in order to lock in the gains of many highly valued technology stocks is expected to enhance performance going forward. Consumer staples companies were also positive contributors to the Portfolio's performance, providing positive returns, compared to negative returns for the comparable S & P 500 sector. The Portfolio's overweight position in the energy sector added to performance due mainly to the position in natural gas stocks.


(1) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

(2) The S&P 500/BARRA Value Index is a market-capitalization weighted index comprised of a subset of stocks of the Standard & Poor's 500 Index with low price-to-book ratios relative to the S&P 500 as a whole. It is unmanaged and not available for investment.

(3) Portfolio characteristics are subject to change and may not be representative of current characteristics.

NATIONS BALANCED ASSETS PORTFOLIO


Fixed income markets were extremely volatile during the reporting period. Counteracting the increase in short rates; the U.S. Treasury announced their intention to repurchase long-term U.S. Treasury securities with the proceeds from the budget surplus. The Federal Funds Rate, which began the year at 5.50%, increased 100 basis points (100 basis points is equivalent to 1%) to end the first half of the year at 6.50% while the 30-year U.S. Treasury bond yield actually declined to yield only 5.90%.

This difficult environment created opportunities for the bond portion of the Portfolio. At the beginning of the year, the Portfolio's bond holdings consisted solely of U.S. Treasury securities. As spreads widened, we were able to purchase corporate, mortgage and other fixed income sectors at very attractive prices. These purchases enabled us to increase the yield of the portfolio. Since the first quarter, spreads have tightened substantially. The strong performance of the bond portion of the Portfolio is attributable to the additional yield as well as to the tightening of spreads.

WHAT IS YOUR OUTLOOK FOR THE REST OF 2000?(4)

Looking forward to the second half of 2000, we believe that economic growth will continue to show signs of moderation and that inflation will remain subdued. This scenario should be a positive environment for the Portfolio.

In the bond portion of the Portfolio, our strategy over the second half will be to reduce our exposure to U.S. Treasury securities and increase our exposure to AAA commercial and agency mortgage-backed securities. Despite the recent volatility, we continue to believe that higher yielding sectors generally produce higher total returns than U.S. Treasury securities over the long term.

On the equity side, we continue to underweight the technology sector, relative to the S & P 500 weighting, due to what we believe are high valuations relative to technology companies' ability to maintain high sustainable earnings growth rates.

Second, we have overweighted the finance sector. When viewed from a demographic, long-term perspective, or from a "bottom up" valuation approach, this group is undervalued, in our opinion, and should respond well once interest rates stabilize.

Third, we expect improvement in the economies of our global trading partners, Europe, Latin America and Asia (ex-Japan), in the year 2000 and beyond. This should enhance profits of commodity companies such as those in basic materials and energy. Multinational conglomerates should generate strong earnings gains as they are able to benefit from positive economic globalization trends in third-world countries as well. The Portfolio has a major presence in these areas.


(4) The outlook for this Portfolio may differ from that for other Nations Funds Portfolios.

NATIONS BALANCED ASSETS PORTFOLIO


As the enthusiasm for highly priced technology companies may be dissipating somewhat, the beneficiaries of the productivity enhancements in telecommunications and technology are many old, traditional value companies. Their competitive advantages include brand recognition, global marketing capabilities and financial strength. Yet, many of these stocks are now selling substantially below what we believe their intrinsic value to be given their potential earnings power and dividend-paying capabilities.

Finally, from a volatility perspective, the Portfolio should hold up well relative to the market during a major market decline, given its more conservative structure, higher yield, lower average price to earnings multiple and lower beta.

Nations Funds

NATIONS ANNUITY TRUST -- INTERNATIONAL GROWTH PORTFOLIO

 STATEMENT OF NET ASSETS                            JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

       SHARES                                                 VALUE
-----------------------------------------------------------------------
                         COMMON STOCKS - 90.9%
                         AUSTRALIA - 12.1%
        15,000           Australia and New Zealand
                         Banking Group.................    $   115,364
         3,000           Brambles Industries Ltd.......         92,464
        40,000           Cable and Wireless Optus+.....        119,597
        70,000           Cellnet Telecommunications....        100,865
         5,281           Commonwealth Bank of
                         Australia.....................         87,795
       150,000           ISIS Communications+..........         75,648
         4,000           Lend Lease Corporation........         51,172
        15,000           News Corporation..............        207,133
       150,000           Novus Petroleum Limited+......        158,592
       100,000           Sausage Software Limited+.....        151,777
        25,000           Southern Pacific Petroleum+...         28,518
        70,000           TAB Queensland+...............         85,861
        25,000           Woolworths Ltd................         92,534
                                                           -----------
                                                             1,367,320
                                                           -----------
                         BRAZIL - 0.7%
         3,351           Tele Norte Leste
                         Participacoes, ADR............         79,167
                                                           -----------
                         CANADA - 3.3%
         5,000           Canada Life Financial
                         Corporation...................        101,572
         2,000           Nortel Networks Corporation...        138,625
         6,000           Suncor Energy, Inc............        138,490
                                                           -----------
                                                               378,687
                                                           -----------
                         FINLAND - 3.8%
         4,000           Nokia Oyj.....................        204,926
         5,000           Sonera YHTYMA Oyj.............        228,840
                                                           -----------
                                                               433,766
                                                           -----------
                         FRANCE - 8.3%
         2,000           Accor SA......................         82,297
         1,275           Aventis.......................         93,428
           541           Axa...........................         85,560
           700           Canal Plus....................        118,087
         2,000           Carrefour SA..................        137,257
           200           L'Oreal.......................        173,871
         2,000           Sanofi-Synthelabo.............         95,658
         1,000           Total Fina....................        153,935
                                                           -----------
                                                               940,093
                                                           -----------
                         GERMANY - 5.9%
         5,000           Bayersche Motoren Werke AG....        152,880
           700           Deutsch Pfandbrief-Und
                         Hypothekenbank AG
                         (DePfa-Bank)..................         70,785
         2,000           Henkel Kgaa NON VTG PRF.......        115,978
           690           SAP AG........................        103,503
    SHARES                                                 VALUE
-----------------------------------------------------------------------
                         GERMANY (CONTINUED)
         1,500           Siemens AG....................    $   226,446
                                                           -----------
                                                               669,592
                                                           -----------
                         HONG KONG - 0.4%
            62           i-CABLE Communications
                         Limited+......................             24
        25,000           Wharf (Holdings) Limited......         44,739
                                                           -----------
                                                                44,763
                                                           -----------
                         IRELAND - 4.6%
         6,044           Bank of Ireland...............         37,974
         8,956           Bank of Ireland...............         56,656
         5,000           CRH plc Ord...................         90,578
        10,000           Dcc ord.......................         88,853
         5,000           Elan Corporation, ADR+........        242,187
                                                           -----------
                                                               516,248
                                                           -----------
                         ITALY - 3.9%
        10,000           ENI SpA (REGD)................         57,989
         1,500           Gucci Group NV................        141,690
        25,000           Olivetti SpA..................         91,297
        15,000           Telecom Italia Mobile.........        153,839
                                                           -----------
                                                               444,815
                                                           -----------
                         JAPAN - 13.6%
         7,000           Daiwa Securities..............         92,623
            20           DDI Corporation...............        192,808
            10           East Japan Railway............         58,220
         4,000           Fujitsu.......................        138,746
         6,000           Hitachi.......................         86,763
         1,000           Kyocera Corporation...........        170,030
         4,000           Matsushita Electric
                         Industrial....................        103,965
           500           Nintendo Company, Ltd.........         87,519
            10           Nippon Telegraph & Telephone
                         Company.......................        133,264
         4,000           Sharp Corporation.............         70,885
         2,000           Taiyo Yuden Company...........        125,514
         1,000           Toppan Printing Company.......         10,604
         1,000           Trend Micro, Inc.+............        165,400
         2,000           Yamanouchi Pharmaceutical.....        109,447
                                                           -----------
                                                             1,545,788
                                                           -----------
                         MEXICO - 2.8%
        15,000           Grupo Carso SA de CV..........        105,148
         2,000           Grupo Televisa, GDR+..........        137,875
         3,000           Walmart de Mexico SA de CV,
                         ADR+..........................         70,404
                                                           -----------
                                                               313,427
                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- INTERNATIONAL GROWTH PORTFOLIO

 STATEMENT OF NET ASSETS (CONTINUED)                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

    SHARES                                                 VALUE
-----------------------------------------------------------------------
                         NETHERLANDS - 2.9%
         3,556           ASM Lithography Holding NV+...    $   153,447
         3,000           Getronics NV..................         46,439
         1,600           Koninklijke Kpn NV............         71,849
         2,000           United Pan-Europe
                         Communications NV+............         52,506
                                                           -----------
                                                               324,241
                                                           -----------
                         PORTUGAL - 0.7%
         7,500           Portugal Telecom SA (REGD)....         84,539
                                                           -----------
                         SINGAPORE - 0.7%
         5,815           DBS Group Holding Ltd.........         74,663
                                                           -----------
                         SOUTH AFRICA - 0.4%
        35,000           Sanlam........................         41,350
                                                           -----------
                         SPAIN - 2.1%
         1,500           Gas Natural SDG, SA...........         27,030
         5,000           Repsol SA.....................         99,923
         5,000           Telefonica SA+................        107,831
                                                           -----------
                                                               234,784
                                                           -----------
                         SWEDEN - 3.6%
         5,000           Atlas Copco AB, Series "A"....         96,910
        10,000           LM Ericsson AB................        198,950
         2,000           SBS Broadcasting SA+..........        109,000
                                                           -----------
                                                               404,860
                                                           -----------
                         SWITZERLAND - 5.4%
            25           Kudelski SA+..................        315,479
           100           Nestle SA (REGD)..............        200,787
            60           Novartis AG (REGD)............         95,345
                                                           -----------
                                                               611,611
                                                           -----------
                         UNITED KINGDOM - 15.7%
         7,500           Amvescap......................        120,345
        24,000           Azlan Group Ord.+.............         57,766
        10,000           Bank of Scotland Ord..........         95,141
        20,000           BG Group plc..................        129,276
        15,000           BP Amoco......................        143,960
         4,500           Glaxo Wellcome Ord............        131,266
        20,000           Granada Group plc.............        199,818
         5,000           Logica........................        118,377
        15,000           Sage Group plc................        121,480
        35,000           Securicor plc.................         72,321
         5,000           Smithkline Beecham Ord........         65,471
        20,000           Thus plc+.....................         83,863
        25,000           Unilever......................        151,378
        29,482           Vodafone AirTouch plc.........        119,160
    SHARES                                                 VALUE
-----------------------------------------------------------------------
                         UNITED KINGDOM (CONTINUED)
        12,000           WPP Group Ord.................    $   175,296
                                                           -----------
                                                             1,784,918
                                                           -----------
                         TOTAL COMMON STOCKS
                           (Cost $9,265,330)...........     10,294,632
                                                           -----------

    SHARES                                                 VALUE
                         TOTAL INVESTMENTS
                           (Cost $9,265,330*)..........           90.9%
                         OTHER ASSETS AND
                           LIABILITIES (NET)...........            9.1%
                         Cash..........................................
                         Receivable for investment securities sold.....
                         Receivable for Fund shares sold...............
                         Dividends receivable..........................
                         Receivable from investment advisor............
                         Unamortized organization costs................
                         Administration fee payable....................
                         Payable for investment securities purchased...
                         Accrued Trustees' fees and expenses...........
                         Accrued expenses and other liabilities........
                         TOTAL OTHER ASSETS AND LIABILITIES (NET)......
                         NET ASSETS....................          100.0%
                                                           ===========
                         NET ASSETS CONSIST OF:
                         Undistributed net investment income...........
                         Accumulated net realized gain on investments
                           sold........................................
                         Net unrealized appreciation of investments....
                         Paid-in capital...............................
                         NET ASSETS....................................
                         NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
                           PER SHARE ($11,322,506  DIVIDED BY 803,247
                           shares outstanding).........................

-----------------

*                       Federal Income Tax Information: Net unrealized
                        appreciation of $1,029,302 on investment securities was
                        comprised of gross appreciation of $1,554,337 and gross
                        depreciation of $525,035 for Federal income tax purposes.
                        At June 30, 2000, the aggregate cost of securities for
                        Federal income tax purposes was $9,265,330.
+                       Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- INTERNATIONAL GROWTH PORTFOLIO

 STATEMENT OF NET ASSETS (CONTINUED)                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

At June 30, 2000, sector diversification was as follows:

                                                                   % OF
SECTOR DIVERSIFICATION                                          NET ASSETS       VALUE
------------------------------------------------------------------------------------------
COMMON STOCKS:
Telecommunications services.................................       15.6%      $ 1,771,869
Pharmaceuticals.............................................        7.4           832,802
Diversified electronics.....................................        6.8           768,671
Intergrated oil.............................................        6.6           752,091
Broadcasting and cable......................................        6.2           700,249
Diversified manufacturing...................................        5.2           587,805
Software....................................................        4.8           542,160
Commercial banking..........................................        4.8           538,378
Networking and telecommunications equipment.................        3.5           395,341
Food products...............................................        3.1           352,165
Consumer services...........................................        2.4           272,139
Lodging and recreation......................................        2.3           255,677
Conglomerates...............................................        2.1           238,740
Food and drug stores........................................        2.0           229,791
Insurance...................................................        2.0           228,482
Investment services.........................................        1.9           212,968
Publishing and advertising..................................        1.6           185,900
Computer services...........................................        1.5           164,816
Exploration and production..................................        1.4           158,592
Semiconductors..............................................        1.4           153,447
Other.......................................................        8.3           952,549
                                                                  -----       -----------
TOTAL COMMON STOCKS.........................................       90.9        10,294,632
                                                                  -----       -----------
TOTAL INVESTMENTS...........................................       90.9        10,294,632
OTHER ASSETS AND LIABILITIES (NET)..........................        9.1         1,027,874
                                                                  -----       -----------
NET ASSETS..................................................      100.0%      $11,322,506
                                                                  =====       ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MARSICO FOCUSED EQUITIES PORTFOLIO

 STATEMENT OF NET ASSETS                            JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

       SHARES                                             VALUE
-------------------------------------------------------------------
                         COMMON STOCKS - 88.4%
                         AEROSPACE AND DEFENSE -
                           1.4%
          36,947         General Dynamics
                         Corporation..............    $  1,930,481
                                                      ------------
                         AUTOMOTIVE - 0.1%
           2,987         Ford Motor Company.......         128,441
             391         Visteon Corporation+.....           4,741
                                                      ------------
                                                           133,182
                                                      ------------
                         BEVERAGES - 0.8%
          19,742         Coca-Cola Company........       1,133,931
                                                      ------------
                         BROADCASTING AND CABLE -
                           4.2%
          18,898         Clear Channel
                         Communications, Inc.+....       1,417,350
          13,707         Comcast Corporation,
                         Class A+.................         555,134
          51,770         Time Warner Inc..........       3,934,520
                                                      ------------
                                                         5,907,004
                                                      ------------
                         COMMERCIAL BANKING - 0.4%
          14,277         Wells Fargo Company......         553,234
                                                      ------------
                         COMPUTER SERVICES - 2.1%
          56,840         America Online Inc.+.....       2,998,310
                                                      ------------
                         COMPUTERS AND OFFICE
                           EQUIPMENT - 8.4%
         106,152         EMC Corporation+.........       8,167,070
          41,481         Sun
                         Microsystems, Inc.+......       3,772,178
                                                      ------------
                                                        11,939,248
                                                      ------------
                         CONSUMER SERVICES - 1.0%
          43,658         Costco Wholesale
                         Corporation..............       1,440,714
                                                      ------------
                         DEPARTMENT AND DISCOUNT
                           STORES - 3.2%
          79,311         Wal-Mart Stores, Inc.....       4,570,296
                                                      ------------
                         DIVERSIFIED
                           MANUFACTURING - 9.3%
          34,898         Corning Inc..............       9,418,098
          48,383         General Electric
                         Company..................       2,564,299
          22,162         Kimberly-Clark
                         Corporation..............       1,271,545
                                                      ------------
                                                        13,253,942
                                                      ------------
     SHARES                                            VALUE
-------------------------------------------------------------------
                         FINANCE -
                           MISCELLANEOUS - 11.1%
          78,963         Citigroup Inc............    $  4,757,520
          82,618         Fannie Mae...............       4,311,626
          23,282         Merrill Lynch & Company
                         Inc......................       2,677,430
          50,310         Morgan Stanley Dean
                         Witter & Company.........       4,188,308
                                                      ------------
                                                        15,934,884
                                                      ------------
                         INTERGRATED OIL - 1.7%
          43,218         BP Amoco plc, ADR........       2,444,518
                                                      ------------
                         LODGING AND RECREATION -
                           1.7%
          38,855         Four Seasons Hotels
                         Inc......................       2,416,295
                                                      ------------
                         MEDICAL DEVICES AND
                           SUPPLIES - 7.1%
          58,394         Genentech, Inc.+.........      10,043,768
                                                      ------------
                         NETWORKING AND
                           TELECOMMUNICATIONS
                           EQUIPMENT - 2.8%
          62,357         Cisco Systems, Inc.+.....       3,963,567
                                                      ------------
                         OILFIELD SERVICES - 1.0%
          31,427         Halliburton Company......       1,482,962
                                                      ------------
                         SEMICONDUCTORS - 5.9%
          53,349         Applied
                         Materials, Inc.+.........       4,834,753
          51,321         Texas Instruments Inc....       3,525,111
                                                      ------------
                                                         8,359,864
                                                      ------------
                         SOFTWARE - 9.5%
          30,994         Adobe Systems Inc........       4,029,220
          17,675         Microsoft Corporation+...       1,414,000
          96,626         Oracle Corporation+......       8,122,622
                                                      ------------
                                                        13,565,842
                                                      ------------
                         SPECIALTY STORES - 6.1%
         112,568         Home Depot Inc...........       5,621,365
          44,788         Tiffany & Company........       3,023,190
                                                      ------------
                                                         8,644,555
                                                      ------------
                         TELECOMMUNICATIONS
                           SERVICES - 7.0%
          34,372         General Motors
                         Corporation, Class H+....       3,016,143

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MARSICO FOCUSED EQUITIES PORTFOLIO

 STATEMENT OF NET ASSETS (CONTINUED)                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

     SHARES                                            VALUE
-------------------------------------------------------------------
                         TELECOMMUNICATIONS
                           SERVICES (CONTINUED)
          59,644         Nortel Networks
                         Corporation..............    $  4,070,703
          68,293         Vodafone AirTouch plc,
                         ADR......................       2,829,891
                                                      ------------
                                                         9,916,737
                                                      ------------
                         UTILITIES - MISCELLANEOUS - 3.6%
          54,477         Ericsson (L.M.) Telephone
                         Company, Class B, ADR....       1,089,540
          67,610         Sprint Corporation (PCS
                         Group)+..................       4,022,795
                                                      ------------
                                                         5,112,335
                                                      ------------
                         TOTAL COMMON STOCKS
                           (Cost $98,848,885).....     125,745,669
                                                      ------------
   PRINCIPAL
     AMOUNT
     ------
                         U.S. GOVERNMENT AND
                           AGENCY
                           OBLIGATIONS - 11.2%
                           (Cost $15,994,311)
                         FEDERAL HOME LOAN BANK
                           (FHLB) - 11.2%
     $16,000,000         Discount note 07/03/00...      15,991,467
                                                      ------------

     SHARES
     ------
                         INVESTMENT COMPANIES -
                           2.4%
                           (Cost $3,351,546)
       3,351,546         Nations Cash Reserves#...       3,351,546
                                                      ------------

     SHARES
     ------
                         TOTAL INVESTMENTS
                          (Cost $118,194,742*)....           102.0%

                                                 VALUE
----------------------------------------------------------
          OTHER ASSETS AND
            LIABILITIES (NET)....     (2.0)%
          Cash............................    $         71
          Receivable for investment
            securities sold...............      16,454,797
          Receivable for Fund shares
            sold..........................          48,798
          Dividends receivable............          37,001
          Interest receivable.............             693
          Unamortized organization
            costs.........................          10,986
          Collateral on securities
            loaned........................      (3,326,546)
          Investment advisory fee
            payable.......................         (62,435)
          Administration fee payable......         (25,891)
          Payable for investment
            securities purchased..........     (15,991,467)
          Accrued Trustees' fees and
            expenses......................          (8,858)
          Accrued expenses and other
            liabilities...................         (46,558)
                                              ------------
          TOTAL OTHER ASSETS AND
            LIABILITIES (NET).............      (2,909,409)
                                              ------------
          NET ASSETS.............    100.0%   $142,179,273
                                     =====    ============
          NET ASSETS CONSIST OF:
          Accumulated net investment
            loss..........................    $   (105,500)
          Accumulated net realized loss on
            investments sold..............      (2,698,935)
          Net unrealized appreciation of
            investments...................      26,893,940
          Paid-in capital.................     118,089,768
                                              ------------
          NET ASSETS......................    $142,179,273
                                              ============
          NET ASSET VALUE, OFFERING AND
            REDEMPTION PRICE PER SHARE
            ($142,179,273  DIVIDED BY
            7,790,717 shares
            outstanding)..................    $      18.25
                                              ============

-----------------

*                       Federal Income Tax Information: Net unrealized
                        appreciation of $26,893,940 on investment securities was
                        comprised of gross appreciation of $30,416,535 and gross
                        depreciation of $3,522,595 for Federal income tax
                        purposes. At June 30, 2000, the aggregate cost of
                        securities for Federal income tax purposes was
                        $118,194,742.
+                       Non-income producing security.
#                       Money market mutual fund registered under the Investment
                        Company Act of 1940, as amended, and sub-advised by Banc
                        of America Capital Management, Inc. A portion of this
                        amount represents cash collateral received from
                        securities lending activity (Note 8). The portion that
                        represents cash collateral is $3,326,546.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- SMALLCAP INDEX PORTFOLIO

 STATEMENT OF NET ASSETS                            JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 SHARES                                                   VALUE
------------------------------------------------------------------
            COMMON STOCKS - 95.5%
            AEROSPACE AND DEFENSE - 0.6%
     550    AAR Corporation.........................    $    6,600
     200    Alliant Techsystems Inc.+...............        13,488
     525    BE Aerospace, Inc.+.....................         3,609
     875    GenCorp Inc.............................         7,000
     775    Orbital Sciences Corporation+...........         9,445
     550    Teledyne Technologies Inc.+.............         9,213
                                                        ----------
                                                            49,355
                                                        ----------
            AIRLINES - 0.5%
     375    Atlantic Coast Airlines
            Holdings, Inc.+.........................        11,906
     675    Mesa Air Group, Inc.+...................         3,734
     300    Midwest Express Holdings, Inc.+.........         6,450
     500    SkyWest, Inc............................        18,531
                                                        ----------
                                                            40,621
                                                        ----------
            APPAREL AND TEXTILES - 1.5%
     275    Ashworth Inc.+..........................         1,229
     375    Brown Shoe Company, Inc.................         4,875
     525    Cone Mills Corporation+.................         3,248
     400    Footstar Inc.+..........................        13,299
     425    G & K Services, Inc., Class A...........        10,652
     400    Guilford Mills, Inc.....................         1,700
     125    Haggar Corporation......................         1,469
     375    Hancock Fabrics Inc.....................         1,594
     600    Hartmarx Corporation+...................         1,538
     300    J. Baker Inc............................         1,744
     225    K-Swiss Inc.............................         3,586
     500    Kellwood Company........................        10,563
     725    Nautica Enterprises Inc.+...............         7,748
     250    Oshkosh B'Gosh Inc......................         4,094
     150    Oxford Industries Inc...................         2,700
     575    Phillips-Van Heusen Corporation.........         5,463
     300    Pillowtex Corporation+..................         1,275
     475    Quiksilver, Inc.+.......................         7,392
     900    Stride Rite Corporation.................         5,513
     425    Timberland Company, Class A+............        30,094
     275    Wet Seal, Inc.+.........................         3,609
                                                        ----------
                                                           123,385
                                                        ----------
            AUTOMOTIVE - 1.2%
     400    Aaron Rents, Inc........................         5,025
   1,125    Copart, Inc.+...........................        17,999
 SHARES                                                   VALUE
------------------------------------------------------------------
            AUTOMOTIVE (CONTINUED)
     475    Group 1 Automotive, Inc.+...............    $    5,700
     525    Intermet Corporation....................         3,609
     925    Mascotech, Inc..........................        10,002
     325    Midas, Inc..............................         6,500
     400    Myers Industries Inc....................         4,300
     350    Oshkosh Truck Corporation...............        12,513
     375    Simpson Industries......................         2,824
     250    Spartan Motors Inc......................         1,047
     250    Standard Motor Products, Inc............         2,125
     450    TBC Corporation+........................         2,081
     700    Tenneco Automotive Inc..................         3,675
     425    Titan International Inc.................         2,258
     975    Tower Automotive Inc.+..................        12,188
     375    Wynn's International, Inc...............         8,508
                                                        ----------
                                                           100,354
                                                        ----------
            BEVERAGES - 0.5%
     400    Beringer Wine Estates
            Holdings, Inc.+.........................        14,125
     375    Canandaigua Brands Inc., Class A+.......        18,914
     175    Coca-Cola Bottling Company..............         7,963
                                                        ----------
                                                            41,002
                                                        ----------
            CHEMICALS - BASIC - 0.4%
     525    Cambrex Corporation.....................        23,625
     500    Geon Company............................         9,250
     550    Mississippi Chemical Corporation........         2,613
                                                        ----------
                                                            35,488
                                                        ----------
            CHEMICALS - SPECIALTY - 1.5%
     375    American Italian Pasta Company..........         7,758
     450    Arch Chemicals Inc......................         9,844
     200    Chemed Corporation......................         5,638
     325    ChemFirst Inc...........................         7,841
     475    Lilly Industries Inc., Class A..........        14,280
     650    MacDermid, Inc..........................        15,274
     500    OM Group, Inc...........................        21,999
     825    Omnova Solutions Inc....................         5,156
     150    Penford Corporation.....................         3,225
     175    Quaker Chemical Corporation.............         3,041
     575    Scotts Company, Class A+................        20,987
     275    TETRA Technologies Inc.+................         3,902
                                                        ----------
                                                           118,945
                                                        ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- SMALLCAP INDEX PORTFOLIO

 STATEMENT OF NET ASSETS (CONTINUED)                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 SHARES                                                   VALUE
------------------------------------------------------------------
            COMMERCIAL BANKING - 4.6%
     825    Centura Banks Inc.......................    $   27,998
     600    Chittenden Corporation..................        14,663
     625    Commerce Bancorp, Inc...................        28,750
   1,175    Commercial Federal Corporation..........        18,286
   1,000    Community First Bankshares, Inc.........        16,313
   1,075    Cullen Frost Bankers Inc................        28,286
     850    First Midwest Bancorp, Inc..............        19,763
     550    Firstbank Corporation...................        10,209
   1,050    Hudson United Bancorp...................        23,559
     600    Investors Financial Services
            Corporation.............................        23,813
     475    MAF Bancorp Inc.........................         8,639
     550    Provident Bankshares Corporation........         7,425
     425    Queens County Bancorp Inc...............         7,836
     575    Riggs National Corporation..............         7,259
     950    Silicon Valley Bancshares+..............        40,494
     900    South Financial Group, Inc..............        13,050
     575    Southwest Bancorp of Texas+.............        11,931
     750    Staten Island Bancorp, Inc..............        13,219
     825    Susquehanna Bancshares Inc..............        11,756
   1,100    TrustCo Bank Corporation NY.............        13,750
     875    United Bankshares Inc...................        15,914
     475    Whitney Holding Corporation.............        16,239
                                                        ----------
                                                           379,152
                                                        ----------
            COMMERCIAL SERVICES - 6.6%
     475    ABM Industries Incorporated.............        10,925
     275    Administaff, Inc.+......................        17,463
   1,150    Brightpoint, Inc.+......................         9,955
     125    Butler Manufacturing Company............         2,125
     375    Catalina Marketing Corporation+.........        38,249
     400    CDI Corporation+........................         8,150
     750    Central Parking Corporation.............        17,766
     825    ChoicePoint Inc.+.......................        36,712
     425    Computer Task Group Inc.................         2,152
     800    Dendrite International, Inc.+...........        26,649
   1,025    eLoyalty Corporation+...................        13,069
     300    F.Y.I. Incorporated+....................        10,106
     675    Factset Research Systems Inc............        19,069
     375    Florida Rock Industries.................        13,359
     425    Franklin Covey Company+.................         2,948
     400    Heidrick & Struggles
            International, Inc.+....................        25,250
 SHARES                                                   VALUE
------------------------------------------------------------------
            COMMERCIAL SERVICES (CONTINUED)
     325    IMCO Recycling Inc......................    $    1,767
     525    Insituform Technologies Inc.,
            Class A+................................        14,241
     250    Insurance Auto Auctions Inc.+...........         5,281
   1,325    Interim Services Inc.+..................        23,519
     875    Labor Ready, Inc.+......................         5,797
     400    Lason, Inc.+............................         1,000
     425    MAXIMUS, Inc.+..........................         9,403
     325    Memberworks Incorporated+...............        10,928
   1,075    Morrison Knudsen Corporation+...........         7,794
     675    National Data Corporation...............        15,525
     500    Pegasus Solutions Inc.+.................         5,438
     475    Prepaid Legal Services Inc.+............        14,191
     337    SCP Pool Corporation....................         7,920
   1,125    SEI Investment Company..................        44,788
     600    StaffMark, Inc.+........................         4,013
     300    Startek, Inc.+..........................        15,113
     800    Tetra Tech Inc.+........................        18,300
   1,025    The Profit Recovery Group
            International, Inc.+....................        17,041
   1,025    True North Communications++.............        45,099
     325    URS Corporation+........................         4,956
     300    Volt Information Sciences Inc.+.........         9,881
     550    Watsco Inc..............................         6,875
                                                        ----------
                                                           542,817
                                                        ----------
            COMPUTER SERVICES - 1.0%
     475    Analysts International Corporation......         4,423
     300    Fair, Issac and Company Inc.............        13,200
     450    Gerber Scientific Inc...................         5,175
     425    Primark Corporation+....................        15,831
     325    QRS Corporation+........................         7,983
     350    Radisys Corporation+....................        19,863
     350    Zixit Corporation+......................        16,122
                                                        ----------
                                                            82,597
                                                        ----------
            COMPUTERS AND OFFICE EQUIPMENT - 3.2%
     475    Brady Corporation.......................        15,438
     400    Cybex Computer Products Corporation.....        17,200
     475    Exabyte Corporation+....................         2,138
     525    Hutchinson Technology, Inc.+............         7,481

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- SMALLCAP INDEX PORTFOLIO

 STATEMENT OF NET ASSETS (CONTINUED)                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 SHARES                                                   VALUE
------------------------------------------------------------------
            COMPUTERS AND OFFICE EQUIPMENT
              (CONTINUED)
     600    Information Resources, Inc.+............    $    2,363
     850    Jack Henry & Associates.................        42,605
     575    John H. Harland Company.................         8,589
   1,150    Komag, Incorporated+....................         2,013
     250    Kronos Inc.+............................         6,500
     350    Micros Systems, Inc.+...................         6,497
     125    Nashua Corporation......................         1,031
   1,025    Pinnacle Systems, Inc.+.................        23,046
     375    Plexus Corporation+.....................        42,375
   1,900    S3 Inc.+................................        28,025
     325    Standard Microsystems Corporation+......         4,997
     425    Three-Five Systems, Inc.................        25,075
     650    Zebra Technologies Corporation+.........        28,803
                                                        ----------
                                                           264,176
                                                        ----------
            CONGLOMERATES - 0.3%
     575    Apogee Enterprises, Inc.................         2,030
     325    The Shaw Group Inc.+....................        15,316
     500    Triarc Companies........................        10,250
                                                        ----------
                                                            27,596
                                                        ----------
            CONSUMER SERVICES - 1.8%
     425    ADVO Inc.+..............................        17,850
     175    Angelica Corporation....................         1,400
     275    Building Materials Holding
            Corporation+............................         2,423
     725    Fedders Corporation.....................         4,214
     350    Harman International Industries.........        21,351
     475    Kaman Corporation.......................         5,077
   1,275    La-Z-Boy Inc............................        17,850
     275    New England Business Service, Inc.......         4,469
     975    Oakwood Homes Corporation...............         1,767
     450    On Assignment, Inc.+....................        13,725
     325    Royal Appliance Manufacturing
            Company+................................         1,848
     425    Russ Berrie & Company Inc...............         8,181
   1,175    Smithfield Foods Inc.+..................        32,974
     175    Swiss Army Brands, Inc.+................           897
     450    The Kroll-O'Gara Company+...............         3,009
     325    Thomas Industries Inc...................         5,748
 SHARES                                                   VALUE
------------------------------------------------------------------
            CONSUMER SERVICES (CONTINUED)
     850    Wolverine World Wide....................    $    8,394
                                                        ----------
                                                           151,177
                                                        ----------
            DEPARTMENT AND DISCOUNT
              STORES - 0.5%
     600    Ames Department Stores+.................         4,650
   1,050    Casey's General Stores, Inc.............        10,894
     525    Cash America Investments Inc............         3,872
     850    Regis Corporation.......................        10,625
     600    ShopKo Stores, Inc.+....................         9,225
                                                        ----------
                                                            39,266
                                                        ----------
            DIVERSIFIED ELECTRONICS - 4.2%
     450    Aeroflex, Inc.+.........................        22,359
     275    Analogic Corporation....................        11,000
     750    Anixter International Inc.+.............        19,875
     775    Artesyn Technologies, Inc.+.............        21,555
     475    Audiovox Corporation+...................        10,480
     325    Benchmark Electronics Inc.+.............        11,883
     575    BMC Industries, Inc.....................         2,336
     625    Checkpoint Systems Inc.+................         4,688
     575    CTS Corporation++.......................        25,875
   1,250    Dallas Semiconductor Corporation........        50,937
     450    Dionex Corporation+.....................        12,038
     350    Esterline Technologies Corporation+.....         5,206
   1,525    Gentex Corporation+.....................        38,316
     225    Harmon Industries Inc...................         2,981
     300    Itron Inc.+.............................         2,475
     575    Kent Electronics Corporation+...........        17,142
     725    Methode Electronics Inc.................        28,003
     575    Pioneer Standard Electronics............         8,481
     350    Technitrol Inc..........................        33,906
     700    Valence Technology, Inc.+...............        12,906
                                                        ----------
                                                           342,442
                                                        ----------
            DIVERSIFIED MANUFACTURING - 3.9%
     475    A. O. Smith Corporation.................         9,945
     375    Barnes Group Inc........................         6,117
     500    Belden Inc..............................        12,813
     650    Birmingham Steel Corporation+...........         2,519
     500    CLARCOR Inc.............................         9,938
     900    Cognex Corporation+++...................        46,574
     350    Cross (A.T.) Company+...................         1,728

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- SMALLCAP INDEX PORTFOLIO

 STATEMENT OF NET ASSETS (CONTINUED)                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 SHARES                                                   VALUE
------------------------------------------------------------------
            DIVERSIFIED MANUFACTURING (CONTINUED)
     350    CUNO Incorporated+......................    $    8,094
     800    Delta and Pine Land Company.............        20,049
     250    Dixie Group Inc.+.......................           969
     400    Elcor Corporation.......................         9,200
     625    Griffon Corporation+....................         3,477
     300    Innovex Inc.+...........................         2,925
     175    Insteel Industries, Inc.................         1,083
     325    Ionics Inc.+............................         9,953
     400    JAKKS Pacific, Inc......................         5,900
     525    Justin Industries, Inc..................        11,484
     200    Lawson Products.........................         4,925
   1,200    Lennox International Inc................        15,900
     325    Libbey Inc..............................        10,441
     325    Lydall Inc.+............................         3,453
     250    Republic Group Incorporated.............         2,250
     625    Roper Industries, Inc...................        16,016
     350    Scott Technologies, Inc.+...............         6,016
     250    Simpson Manufacturing Company, Inc.+....        11,953
     400    Specialty Equipment Companies, Inc.+....        10,850
     250    SPS Technologies Inc.+..................        10,266
     250    Standex International Corporation.......         3,969
     550    Sturm, Ruger & Company Inc..............         4,881
     775    Tredegar Industries, Inc................        14,725
     875    Vicor Corporation+......................        30,460
     550    Watts Industries, Inc...................         6,944
                                                        ----------
                                                           315,817
                                                        ----------
            ELECTRIC POWER -
              NON NUCLEAR - 0.5%
     150    Bangor Hydro-Electric Company...........         3,516
     225    Central Vermont Public Services.........         2,475
     350    CH Energy Group, Inc....................        11,878
     125    Green Mountain Power Corporation........         1,031
     675    UniSource Energy Corporation............        10,125
     300    United Illuminating Company.............        13,125
                                                        ----------
                                                            42,150
                                                        ----------
            ELECTRICAL EQUIPMENT - 1.1%
     550    C&D Technologies, Inc...................        31,075
     425    Cohu, Inc...............................        11,462
 SHARES                                                   VALUE
------------------------------------------------------------------
            ELECTRICAL EQUIPMENT (CONTINUED)
     775    General Semiconductor, Inc.+............    $   11,431
     275    Intermagnetics General Corporation+.....         5,208
     225    Park Electrochemical Corporation........         8,114
     475    Trimble Navigation Limited+.............        23,186
                                                        ----------
                                                            90,476
                                                        ----------
            ENERGY - MISCELLANEOUS - 0.6%
     675    Barrett Resources Corporation+..........        20,545
     675    Systems & Computer Technology
            Corporation+............................        13,500
     550    UGI Corporation.........................        11,275
                                                        ----------
                                                            45,320
                                                        ----------
            EXPLORATION AND PRODUCTION - 0.4%
     375    Nuevo Energy Company+...................         7,078
     525    Southwestern Energy Company.............         3,281
     375    Stone Energy Corporation+...............        22,407
                                                        ----------
                                                            32,766
                                                        ----------
            FINANCE - MISCELLANEOUS - 0.7%
   1,575    AmeriCredit Corporation+................        26,775
     525    Anchor Bancorp Wisconsin Inc............         8,039
   1,075    Washington Federal, Inc.................        19,619
                                                        ----------
                                                            54,433
                                                        ----------
            FOOD AND DRUG STORES - 0.7%
     800    Fleming Companies Inc...................        10,450
     600    Hain Celestial Group, Inc.+.............        22,013
     225    Nash-Finch Company......................         1,856
     550    Whole Foods Market Inc.+................        22,722
                                                        ----------
                                                            57,041
                                                        ----------
            FOOD PRODUCTS - 1.1%
     200    Agribrands International, Inc.+.........         8,388
   1,375    Chiquita Brands International Inc.+.....         5,414
     725    Corn Products International Inc.........        19,212
     875    Earthgrains Company.....................        17,008
     175    J & J Snack Foods Corporation+..........         3,128
     400    Michael Foods Inc.......................         9,800
     200    Morrison Management
            Specialists, Inc........................         5,638
     250    Panera Bread Company, Class A+..........         2,531

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- SMALLCAP INDEX PORTFOLIO

 STATEMENT OF NET ASSETS (CONTINUED)                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 SHARES                                                   VALUE
------------------------------------------------------------------
            FOOD PRODUCTS (CONTINUED)
     275    Performance Food Group Company+.........    $    8,800
     625    Ralcorp Holdings, Inc.+.................         7,656
     375    United Natural Foods, Inc.+.............         5,156
                                                        ----------
                                                            92,731
                                                        ----------
            HEALTH SERVICES - 3.0%
     425    ADAC Laboratories Designs+..............        10,200
     450    Advance Paradigm, Inc.+.................         9,225
   1,250    Advanced Tissue Sciences, Inc.+.........        10,039
     700    Cerner Corporation+.....................        19,075
     550    COR Therapeutics, Inc.+.................        46,923
   1,200    Coventry Health Care Inc.+..............        15,994
     175    Curative Health Services, Inc.+.........         1,055
     575    Immune Response Corporation+............         6,253
     625    Invacare Corporation....................        16,406
     525    Laser Vision Centers, Inc.+.............         3,248
   1,000    Orthodontic Centers of America+.........        22,625
     525    PAREXEL International Corporation+......         5,020
     325    Pediatrix Medical Group Inc.+...........         3,778
     925    Renal Care Group, Inc.+.................        22,619
     625    Universal Health Services Inc.,
            Class B+................................        40,938
   1,875    US Oncology, Inc.+......................         9,375
                                                        ----------
                                                           242,773
                                                        ----------
            HEAVY MACHINERY - 2.5%
     425    Applied Industrial
            Technologies, Inc.......................         6,959
     800    Applied Power, Inc., Class A............        26,800
     400    Astec Industries Inc.+..................        10,150
     700    Baldor Electric Company.................        13,038
     175    CPI Corporation.........................         3,697
     300    Flow International Corporation+.........         3,000
     850    Foster Wheeler Corporation..............         7,331
     325    Gardner Denver Machinery Inc.+..........         5,809
     425    Graco Inc...............................        13,813
     475    Helix Technology Corporation............        18,525
     475    Hughes Supply Inc.......................         9,381
     625    IDEX Corporation........................        19,727
     925    JLG Industries Inc......................        10,984
     250    Lindsay Manufacturing Company...........         4,906
 SHARES                                                   VALUE
------------------------------------------------------------------
            HEAVY MACHINERY (CONTINUED)
     500    Manitowoc Company, Inc..................    $   13,375
     950    Paxar Corporation+......................        11,341
     425    Regal Beloit............................         6,827
     225    Robbins & Myers, Inc....................         5,133
     625    SpeedFam-IPEC, Inc.+....................        11,367
     450    X-Rite, Inc.............................         4,106
                                                        ----------
                                                           206,269
                                                        ----------
            HOUSEHOLD PRODUCTS - 0.3%
     475    Applica Incorporated+...................         5,373
     150    National Presto Industries, Inc.........         4,613
     350    Natures Sunshine Products Inc...........         2,450
     700    SLI, Inc................................         8,487
                                                        ----------
                                                            20,923
                                                        ----------
            HOUSING AND FURNISHING - 1.4%
     250    Bassett Furniture Industries, Inc.......         3,156
     975    Champion Enterprises Inc.+..............         4,753
     325    Coachmen Industries Inc.................         3,738
   1,275    D.R. Horton Inc.........................        17,292
     825    Ethan Allen Interiors, Inc..............        19,801
   1,075    Interface Inc...........................         4,098
     450    M.D.C. Holdings, Inc....................         8,381
     400    Monaco Coach Corporation+...............         5,450
     200    NVR, Inc.+..............................        11,400
     225    Salton, Inc.+...........................         8,297
     175    Skyline Corporation.....................         3,763
     600    Standard Pacific Corporation............         6,000
     275    The Ryland Group, Inc...................         6,084
     750    Toll Brothers, Inc.+....................        15,375
                                                        ----------
                                                           117,588
                                                        ----------
            INSURANCE - 2.6%
     775    Arthur J. Gallagher & Company...........        32,550
     425    Delphi Financial Group Inc.,
            Class A+................................        14,423
     275    E.W. Blanch Holdings, Inc...............         5,586
     800    Enhance Financial Services Group Inc....        11,500
   1,375    Fidelity National Financial, Inc........        25,180
   1,300    First American Financial Corporation....        18,606
   1,450    Fremont General Corporation.............         5,709

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- SMALLCAP INDEX PORTFOLIO

 STATEMENT OF NET ASSETS (CONTINUED)                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 SHARES                                                   VALUE
------------------------------------------------------------------
            INSURANCE (CONTINUED)
     275    Hilb, Rogal and Hamilton Company........    $    9,539
     850    Mutual Risk Management Ltd..............        14,716
     775    Radian Group Inc.++.....................        40,106
     200    RLI Corporation.........................         6,950
     200    SCPIE Holdings Inc......................         4,100
     550    Selective Insurance Group...............        10,450
     550    Sierra Health Services, Inc.+...........         1,753
     375    Trenwick Group, Inc.....................         5,461
     350    Zenith National Insurance CP............         7,438
                                                        ----------
                                                           214,067
                                                        ----------
            INTERGRATED OIL - 2.7%
     575    Cabot Oil & Gas Corporation.............        12,183
     400    HS Resources, Inc.+.....................        12,000
   1,050    Input/Output, Inc.+.....................         8,859
     850    Louis Dreyfus Natural Gas
            Corporation+............................        26,616
     375    New Jersey Resources Corporation........        14,273
     875    Newfield Exploration Company+...........        34,234
     475    Oceaneering International Inc.+.........         9,025
     375    Plains Resources Inc.+..................         6,000
     825    Pogo Producing Company..................        18,253
   1,350    Pride International Inc.+...............        33,413
     450    Remington Oil & Gas Corporation+........         3,375
     500    Seitel Inc.+............................         4,063
     225    St. Mary Land & Exploration Company.....         9,464
   1,300    Vintage Petroleum, Inc..................        29,331
                                                        ----------
                                                           221,089
                                                        ----------
            INVESTMENT SERVICES - 1.8%
     275    Dain Rauscher Corporation...............        18,150
     575    Downey Financial Corporation............        16,675
     725    Eaton Vance Corporation.................        33,531
     500    Jefferies Group, Inc....................        10,094
     600    Morgan Keegan, Inc......................         8,850
     375    National Discount Brokers
            Group, Inc.+............................        11,953
     950    Raymond James Financial, Inc............        21,375
     550    The Pioneer Group, Inc.+................        23,306
                                                        ----------
                                                           143,934
                                                        ----------
 SHARES                                                   VALUE
------------------------------------------------------------------
            LODGING AND RECREATION - 1.2%
     250    Anchor Gaming+..........................    $   11,984
     525    Arctic Cat Inc..........................         6,234
     850    Aztar Corporation+......................        13,175
     225    Carmike Cinemas Inc., Class A+..........           872
     675    Fleetwood Enterprises Inc...............         9,619
     150    GC Companies Inc.+......................         3,356
     200    Huffy Corporation+......................           863
     375    K2 Inc.+................................         3,117
     550    Pinnacle Entertainment, Inc.+...........        10,691
     500    Polaris Industries Inc..................        16,000
     925    Prime Hospitality Corporation+..........         8,730
     250    Thor Industries Inc.....................         5,250
     450    Winnebago Industries....................         5,878
                                                        ----------
                                                            95,769
                                                        ----------
            MEDICAL DEVICES AND SUPPLIES - 6.1%
     975    Alliance Pharmaceutical Corporation+....        10,969
      68    Baxter International Inc.+..............         4,781
     475    Biomatrix, Inc.+........................        10,747
     700    Cephalon, Inc.+.........................        41,913
     525    Coherent Inc.+..........................        44,034
     325    CONMED Corporation+.....................         8,409
     300    Cooper Companies Inc....................        10,913
     300    Datascope Corporation...................        10,800
     275    Diagnostic Products Corporation.........         8,800
     400    Hanger Orthopedic Group, Inc.+..........         1,975
     325    Hologic, Inc.+..........................         2,194
   1,375    Hooper Holmes, Inc......................        11,000
     725    IDEXX Laboratories Inc.+................        16,584
     500    Mentor Corporation......................        13,594
     700    Organogenesis Inc.+.....................         8,006
     300    Osteotech, Inc.+........................         3,150
     675    Owens & Minor, Inc......................        11,602
     700    Patterson Dental Company+...............        35,700
     450    Priority Healthcare Corporation+........        33,441
     625    ResMed Inc.+............................        16,719
     600    Respironics, Inc.+......................        10,800
     525    Sola International Inc.+................         2,559
     200    SpaceLabs Medical Inc.+.................         2,250
     975    Summit Technology Inc.+.................        18,403
     450    Sunrise Medical Inc.+...................         2,194

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- SMALLCAP INDEX PORTFOLIO

 STATEMENT OF NET ASSETS (CONTINUED)                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 SHARES                                                   VALUE
------------------------------------------------------------------
            MEDICAL DEVICES AND SUPPLIES (CONTINUED)
     425    Techne Corporation+.....................    $   55,250
     600    Theragenics Corporation+................         5,138
     650    Varian Medical Systems, Inc.............        25,431
     550    Vertex Pharmaceuticals, Inc.+...........        57,955
     250    Vital Signs Inc.........................         4,531
     375    Wesley Jessen Visioncare, Inc.+.........        14,086
                                                        ----------
                                                           503,928
                                                        ----------
            METALS AND MINING - 1.7%
     300    A. M. Castle & Company..................         2,494
     175    Amcast Industrial Corporation...........         1,531
     550    AMCOL International Corporation.........         9,075
     350    Brush Wellman Inc.......................         5,469
     800    Coeur D'alene Mines Corporation+........         1,950
     300    Commercial Metals Company...............         8,250
     350    Commonwealth Industries, Inc............         2,056
     325    Material Sciences Corporation+..........         3,250
     725    Mueller Industries Inc.+................        20,300
     475    Northwestern Corporation................        10,984
     300    Quanex Corporation......................         4,463
     575    Reliance Steel & Aluminum Company.......        10,997
     425    RTI International Metals, Inc.+.........         4,834
   1,000    Steel Dynamics, Inc.+...................         9,063
     225    Steel Technologies Inc..................         1,603
     800    Stillwater Mining Company+..............        22,300
     425    Texas Industries Inc....................        12,272
     300    WHX Corporation+........................         1,650
     250    Wolverine Tube Inc.+....................         4,250
                                                        ----------
                                                           136,791
                                                        ----------
            NATURAL GAS DISTRIBUTION - 1.3%
     650    Atmos Energy Corporation................        11,375
     225    Cascade Natural Gas Corporation.........         3,755
     625    Energen Corporation.....................        13,633
     400    Laclede Gas Company.....................         7,700
     525    Northwest Natural Gas Company...........        11,747
     650    Piedmont Natural Gas Company, Inc.......        17,265
   1,075    Southern Union Company..................        16,998
     650    Southwest Gas Corporation...............        11,375
 SHARES                                                   VALUE
------------------------------------------------------------------
            NATURAL GAS DISTRIBUTION (CONTINUED)
     475    Valmont Industries Inc..................    $    9,441
                                                        ----------
                                                           103,289
                                                        ----------
            NETWORKING AND TELECOMMUNICATIONS
              EQUIPMENT - 1.9%
     625    Auspex Systems, Inc.+...................         3,086
     600    Cable Design Technologies
            Corporation+............................        20,100
     325    Concord Communications, Inc.+...........        12,959
   1,450    Digital Microwave Corporation+..........        55,282
     800    Dycom Industries, Inc.++................        36,800
   1,600    P-Com, Inc.+............................         9,100
     325    Telxon Corporation+.....................         5,809
     500    Visual Networks, Inc.+..................        14,250
                                                        ----------
                                                           157,386
                                                        ----------
            OIL REFINING AND MARKETING - 0.1%
     325    WD-40 Company...........................         6,744
                                                        ----------
            OILFIELD SERVICES - 1.1%
     275    Atwood Oceanics, Inc.+..................        12,203
     325    Cal Dive International Inc.+............        17,611
     950    Cross Timbers Oil Company...............        21,019
     350    Dril-Quip+..............................        16,363
     825    Friede Goldman Halter, Inc.+............         7,373
     425    Offshore Logistics Inc.+................         6,109
     337    Seacor Smit, Inc........................        13,038
                                                        ----------
                                                            93,716
                                                        ----------
            PACKAGING AND CONTAINERS - 0.2%
     750    AptarGroup Inc..........................        20,250
                                                        ----------
            PAPER AND FOREST PRODUCTS - 0.8%
     725    Buckeye Technologies Inc.+..............        15,904
     525    Caraustar Industries, Inc...............         7,941
     250    Deltic Lumber...........................         5,344
     300    Pope & Talbot Inc.......................         4,800
     325    Schweitzer-Mauduit International Inc....         4,063
     700    United Stationers Inc.+.................        22,662
     425    Universal Forest Products...............         5,844
                                                        ----------
                                                            66,558
                                                        ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- SMALLCAP INDEX PORTFOLIO

 STATEMENT OF NET ASSETS (CONTINUED)                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 SHARES                                                   VALUE
------------------------------------------------------------------
            PHARMACEUTICALS - 4.8%
     725    Alpharma Inc., Class A..................    $   45,131
     712    Barr Laboratories, Inc..................        31,929
     700    Bindley Western Industries..............        18,506
   1,125    Bio-Technology General Corporation+.....        14,836
     525    Cygnus, Inc.+...........................         7,481
     925    Dura Pharmaceuticals Inc.+..............        13,297
     525    Enzo Biochem, Inc.+.....................        36,225
   1,350    Jones Pharma Incorporated++.............        53,916
     600    Medicis Pharmaceutical Corporation,
            Class A+................................        34,200
   1,400    NBTY, Inc.+.............................         8,925
     450    Noven Pharmaceuticals, Inc.+............        13,528
     525    Pharmaceutical Product
            Development, Inc.+......................        11,025
     400    Protein Design Labs, Inc.+..............        65,981
     725    Regeneron Pharmaceuticals, Inc.+........        21,614
     250    Syncor International Corporation+.......        18,000
       1    Watson Pharmaceutical, Inc.+............            54
                                                        ----------
                                                           394,648
                                                        ----------
            PUBLISHING AND ADVERTISING - 0.7%
     775    Bowne & Company Inc.....................         7,798
     300    Consolidated Graphics Inc.+.............         2,813
     325    Cyrk, Inc.+.............................         1,625
   1,325    HA-LO Industries, Inc.+.................         7,453
   1,475    Snyder Communications, Inc.+............        35,031
     300    Thomas Nelson, Inc......................         2,569
                                                        ----------
                                                            57,289
                                                        ----------
            RAILROADS, TRUCKING AND SHIPPING - 2.3%
     675    American Freightways Corporation+.......         9,788
     400    Arkansas Best Corporation+..............         3,975
     375    Circle International Group, Inc.........         9,422
     600    EGL, Inc.+..............................        18,450
   1,050    Expeditors International of
            Washington, Inc.........................        49,876
     750    Fritz Companies, Inc.+..................         7,734
     350    Frozen Food Express
            Industries, Inc.+.......................         1,050
     525    Heartland Express Inc.+.................         8,761
 SHARES                                                   VALUE
------------------------------------------------------------------
            RAILROADS, TRUCKING AND SHIPPING
              (CONTINUED)
     500    Kirby Corporation+......................    $   10,625
     175    Landstar System Inc.+...................        10,423
     250    M.S. Carriers Inc.+.....................         4,406
     400    Roadway Express, Inc....................         9,375
   1,200    Rollins Truck Leasing Corporation.......         8,325
     550    U.S. Freightways Corporation............        13,509
     475    Wabash National Corporation.............         5,670
     975    Werner Enterprises Inc..................        11,273
     525    Yellow Corporation+.....................         7,744
                                                        ----------
                                                           190,406
                                                        ----------
            RESTAURANTS - 1.6%
     550    Applebees International Inc.+...........        16,672
     550    CEC Entertainment Inc.+.................        14,094
   1,050    CKE Restaurant Inc......................         3,150
     600    Consolidated Products, Inc.+............         5,400
     400    IHOP Corporation+.......................         6,700
     800    Jack in the Box Inc.+...................        19,699
     525    Landry's Seafood Restaurants Inc........         4,463
     475    Luby's Inc..............................         3,800
     600    Marcus Corporation......................         7,275
   1,275    Ruby Tuesday Inc........................        16,017
     675    Ryan's Family Steak Houses Inc.+........         5,695
     375    Sonic Corporation+......................        11,016
     250    Taco Cabana Inc., Class A+..............         1,656
     625    The Cheesecake Factory..................        17,188
                                                        ----------
                                                           132,825
                                                        ----------
            SEMICONDUCTORS - 5.1%
     475    Actel Corporation+......................        21,672
     825    Alpha Industries, Inc.+++...............        36,352
     400    American Xtal Technology, Inc.+.........        17,300
   2,525    C-Cube Micosystems Inc.+................        49,553
     550    Electro Scientific Industries, Inc.+....        24,217
     425    Electroglas, Inc.+......................         9,138
   1,275    International Rectifier
            Corporation+++..........................        71,399
   1,800    KEMET Corporation+++....................        45,113
     500    Kulicke & Soffa Industries Inc.+++......        29,688
   1,025    Lattice Semiconductor Corporation+++....        70,852
     600    Photronics, Inc.+.......................        17,025

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- SMALLCAP INDEX PORTFOLIO

 STATEMENT OF NET ASSETS (CONTINUED)                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 SHARES                                                   VALUE
------------------------------------------------------------------
            SEMICONDUCTORS (CONTINUED)
     700    Silicon Valley Group, Inc.+.............    $   18,113
     425    Ultratech Stepper, Inc.+................         6,322
                                                        ----------
                                                           416,744
                                                        ----------
            SOFTWARE - 6.7%
     875    Alliance Semiconductor Corporation+.....        21,492
     850    American Management Systems+............        27,904
     550    Aspen Technology, Inc.+.................        21,175
     500    Avid Technology, Inc.+..................         6,000
     650    Avt Corporation+........................         4,794
     300    BARRA, Inc.+............................        14,869
     875    Billing Concepts Corporation+...........         3,883
   1,225    Ciber Inc.+.............................        16,231
     850    Epicor Software Corporation+............         2,125
     475    ePresence, Inc.+........................         3,444
     875    ESS Technolgy, Inc.+....................        12,688
     700    FileNET Corporation+....................        12,863
     400    Great Plains Software, Inc.+............         7,850
     550    HNC Software Inc.+......................        33,963
     675    Hyperion Solutions Corporation+.........        21,895
     450    Mercury Computer Systems, Inc.+.........        14,541
     775    Midway Games Inc.+......................         6,248
     650    National Computer Systems Inc...........        32,013
   1,050    National Instruments Corporation+.......        45,805
     650    Penton Media Inc........................        22,750
     525    Phoenix Technologies Ltd.+..............         8,564
     750    Progress Software Corporation+..........        13,453
     450    Project Software &
            Development, Inc.+......................         8,100
   1,025    Read-Rite Corporation+..................         2,274
     650    Remedy Corporation+.....................        36,237
     825    RSA Security Inc.+......................        57,130
     600    Saga Systems, Inc.+.....................         7,463
     575    The BISYS Group, Inc.+..................        35,362
     400    THQ Inc.+...............................         4,875
     525    Veritas Dgc Inc.+.......................        13,650
     650    Verity, Inc.+...........................        24,700
                                                        ----------
                                                           544,341
                                                        ----------
            SPECIALTY STORES - 3.9%
     700    99 Cents Only Stores....................        27,913
 SHARES                                                   VALUE
------------------------------------------------------------------
            SPECIALTY STORES (CONTINUED)
     350    Action Performance Companies, Inc.+.....    $    2,538
     650    AnnTaylor Stores Corporation+...........        21,531
     375    Books-A-Million Inc.+...................         1,734
     550    Cato Corporation........................         6,394
     425    Cost Plus, Inc.+........................        12,192
     125    Damark International, Inc.+.............         2,688
     300    Department 56, Inc.+....................         3,300
     350    Discount Auto Parts Inc.+...............         3,500
     375    Dress Barn Inc.+........................         8,297
     275    Enesco Group, Inc.......................         1,306
     675    Fossil, Inc.+...........................        13,120
     675    Goody's Family Clothing Inc.+...........         3,713
     250    Gottschalks Inc.+.......................         1,578
     500    Gymboree Corporation+...................         1,500
     550    Insight Enterprises Inc.+...............        32,621
     475    Jan Bell Marketing Inc.+................         1,128
     375    Jo-Ann Stores Inc.+.....................         2,625
     175    Lillian Vernon Corporation..............         1,838
     825    Linens 'N Things Inc.+..................        22,378
     650    Michaels Stores Inc.+...................        29,778
   1,050    O'Reilly Automotive Inc.+...............        14,569
     650    Pacific Sunwear of California+..........        12,188
   1,100    PEP Boys - Manny, Moe & Jack............         6,600
   1,975    Pier 1 Imports Inc......................        19,256
     900    Stein Mart Inc.+........................         9,225
     750    The Bombay Company Inc.+................         2,203
     875    The Men's Wearhouse Inc.+...............        19,523
     675    The Sports Authority Inc.+..............           759
     275    Toro Company............................         9,058
     725    Zale Corporation+.......................        26,463
                                                        ----------
                                                           321,516
                                                        ----------
            TELECOMMUNICATIONS SERVICES - 3.7%
     775    Adaptive Broadband Corporation+.........        28,481
     575    Allen Telecom Inc.+.....................        10,170
     450    Apex Inc.+..............................        19,688
   1,050    Aspect Communications Corporation+......        41,278
     400    Black Box Corporation+..................        31,669
     700    C-COR Electronics+......................        18,900
     125    Centigram Communications Corporation+...         3,195

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- SMALLCAP INDEX PORTFOLIO

 STATEMENT OF NET ASSETS (CONTINUED)                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 SHARES                                                   VALUE
------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES (CONTINUED)
     275    Davox Corporation+......................    $    3,558
     300    Digi International Inc.+................         1,950
   1,050    General Communication, Inc.,
            Class A+................................         5,381
     407    Harmonic Lightwaves, Inc.+..............        10,073
     550    Inter-Tel Inc...........................         8,834
     675    Intervoice Inc.+........................         4,430
     450    Network Equipment Technologies Inc.+....         4,528
     325    Plantronics Inc.+.......................        37,538
     250    Proxim, Inc.+...........................        24,742
     325    SymmetriCom Inc.+.......................         8,206
   1,350    TALK.com, Inc.+.........................         7,847
     625    Xircom Inc.+++..........................        29,688
                                                        ----------
                                                           300,156
                                                        ----------
            TOBACCO - 0.0%+
     925    DiMon Inc...............................         1,966
                                                        ----------
            UTILITIES - MISCELLANEOUS - 0.6%
     175    American States Water Company...........         5,206
     850    Philadelphia Suburban Corporation.......        17,425
     800    United Water Resources Inc..............        27,900
                                                        ----------
                                                            50,531
                                                        ----------
            TOTAL COMMON STOCKS
            (Cost $6,892,446).......................     7,830,603
                                                        ----------

PRINCIPAL
 AMOUNT
 ------
             SHORT TERM INVESTMENTS - 0.5%
               (Cost $39,494)
             U.S. TREASURY BILLS - 0.5%
$ 40,000     5.995%** 09/21/00++.....................        39,494
                                                         ----------
 SHARES
---------
             INVESTMENT COMPANIES - 6.6%
                 (Cost $543,758)
 543,758     Nations Cash Reserves#..................       543,758
                                                         ----------
                                                           VALUE
-------------------------------------------------------------------

                                                                                      VALUE
----------------------------------------------------------------------------------------------

            TOTAL INVESTMENTS
              (Cost $7,475,698*)........................................    102.6% $8,413,855
                                                                                   ----------

            OTHER ASSETS AND LIABILITIES (NET)..........................     (2.6)%

            Cash.................................................................  $   26,028

            Receivable for investment securities sold............................     200,164

            Receivable for Fund shares sold......................................       1,010

            Dividends receivable.................................................       4,374

            Interest receivable..................................................       1,530

            Unamortized organization costs.......................................      10,986

            Variation margin/due to broker.......................................      (4,619)

            Collateral on securities loaned......................................    (279,758)

            Investment advisory fee payable......................................     (69,758)

            Administration fee payable...........................................      (1,523)

            Shareholder servicing and distribution fees payable..................
                                                                                      (35,329)

            Payable for investment securities purchased..........................     (10,125)

            Accrued Trustees' fees and expenses..................................      (8,924)

            Accrued expenses and other liabilities...............................     (48,604)
                                                                                   ----------

            TOTAL OTHER ASSETS AND LIABILITIES (NET).............................    (214,548)
                                                                                   ----------

            NET ASSETS..................................................    100.0% $8,199,307
                                                                            =====  ==========
            NET ASSETS CONSIST OF:

            Undistributed net investment income..................................  $    8,143

            Accumulated net realized loss on investments sold and futures
              contracts..........................................................    (508,169)

            Net unrealized appreciation of investments and futures contracts.....
                                                                                      933,980

            Paid-in capital......................................................   7,765,353
                                                                                   ----------

            NET ASSETS...........................................................  $8,199,307
                                                                                   ==========

            NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ($8,199,307
               DIVIDED BY 801,304 shares outstanding)............................  $    10.23
                                                                                   ==========

-----------------

* Federal Income Tax Information: Net unrealized appreciation of $938,157 on investment securities was comprised of gross appreciation of $1,563,937 and gross depreciation of $625,780 for Federal income tax purposes. At
     June 30, 2000, the aggregate cost of securities for Federal income tax purposes was $7,475,698.
**   Rate represents annualized yield at date of purchase.
+    Non-income producing security.
+    Amount represents less than 0.1%.
++ All or a portion of security segregated as collateral for futures contracts.
# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital
     Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $279,758.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- AGGRESSIVE GROWTH PORTFOLIO

 STATEMENT OF NET ASSETS                            JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

       SHARES                                                 VALUE
----------------------------------------------------------------------
                         COMMON STOCKS - 97.6%
                         BEVERAGES - 2.1%
         1,500           Coca-Cola Company.............    $   86,157
         1,025           PepsiCo, Inc..................        45,548
                                                           ----------
                                                              131,705
                                                           ----------
                         BROADCASTING AND CABLE - 1.1%
           925           Clear Channel
                         Communications, Inc.+.........        69,375
                                                           ----------
                         COMPUTER SERVICES - 3.1%
         2,214           America Online Inc.+..........       116,789
           450           VeriSign, Inc.................        79,425
                                                           ----------
                                                              196,214
                                                           ----------
                         COMPUTERS AND OFFICE
                           EQUIPMENT - 6.2%
         1,975           Dell Computer Corporation+....        97,392
         1,625           EMC Corporation+..............       125,023
           800           Lexmark International
                         Group, Inc., Class A+.........        53,800
         1,300           Sun Microsystems, Inc.+.......       118,219
                                                           ----------
                                                              394,434
                                                           ----------
                         CONGLOMERATES - 2.1%
           225           Tyco International Ltd........        10,659
         2,100           United Technologies
                         Corporation...................       123,638
                                                           ----------
                                                              134,297
                                                           ----------
                         DEPARTMENT AND DISCOUNT
                           STORES - 3.1%
         2,000           Dollar General Corporation....        39,000
           375           Target Corporation............        21,750
         2,350           Wal-Mart Stores, Inc..........       135,419
                                                           ----------
                                                              196,169
                                                           ----------
                         DIVERSIFIED MANUFACTURING -
                           6.0%
         1,630           Estee Lauder Companies Inc....        80,583
         4,925           General Electric Company......       261,025
           600           Kimberly-Clark Corporation....        34,425
                                                           ----------
                                                              376,033
                                                           ----------
                         ELECTRIC POWER -
                           NON NUCLEAR - 0.4%
           500           AES Corporation...............        22,813
                                                           ----------
    SHARES                                                 VALUE
----------------------------------------------------------------------
                         ENERGY - MISCELLANEOUS - 2.8%
         2,225           Coastal Corporation...........    $  135,447
           625           Columbia Energy Group.........        41,016
                                                           ----------
                                                              176,463
                                                           ----------
                         FINANCE - MISCELLANEOUS - 3.3%
           225           Citigroup Inc.................        13,556
         2,475           MBNA Corporation..............        67,134
         1,567           Morgan Stanley Dean Witter &
                         Company.......................       130,453
                                                           ----------
                                                              211,143
                                                           ----------
                         FOOD PRODUCTS - 0.7%
           600           Quaker Oats Company...........        45,075
                                                           ----------
                         HEAVY MACHINERY - 1.0%
         1,100           Illinois Tool Works, Inc......        62,700
                                                           ----------
                         INSURANCE - 1.0%
           525           American International
                         Group, Inc....................        61,688
                                                           ----------
                         INVESTMENT SERVICES - 1.5%
         1,912           Charles Schwab Corporation....        64,291
           725           Paine Webber Group, Inc.......        32,988
                                                           ----------
                                                               97,279
                                                           ----------
                         MEDICAL DEVICES AND
                           SUPPLIES - 11.4%
         2,150           Allergan, Inc.................       160,174
           625           Cardinal Health, Inc..........        46,250
           675           Genentech, Inc.+..............       116,100
         1,900           Guidant Corporation+..........        94,050
         1,525           Johnson & Johnson.............       155,359
         1,725           Medtronic, Inc................        85,927
           950           PE Corp-PE Biosystems Group...        62,581
                                                           ----------
                                                              720,441
                                                           ----------
                         NETWORKING AND
                           TELECOMMUNICATIONS
                           EQUIPMENT - 12.0%
         1,825           3Com Corporation+.............       105,166
           725           CIENA Corporation+............       120,848
         4,575           Cisco Systems, Inc.+..........       290,798
         2,775           Lucent Technologies, Inc......       164,419
         1,500           Nokia Corporation, Class A,
                         ADR...........................        74,906
                                                           ----------
                                                              756,137
                                                           ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- AGGRESSIVE GROWTH PORTFOLIO

 STATEMENT OF NET ASSETS (CONTINUED)                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

    SHARES                                                 VALUE
----------------------------------------------------------------------
                         PHARMACEUTICALS - 4.9%
           800           American Home Products
                         Corporation...................    $   47,000
         1,050           Eli Lilly and Company.........       104,869
         3,281           Pfizer Inc....................       157,488
                                                           ----------
                                                              309,357
                                                           ----------
                         SEMICONDUCTORS - 10.8%
         1,650           Altera Corporation............       168,196
           925           Analog Devices, Inc.+.........        70,300
         2,150           Intel Corporation.............       287,427
         2,650           Motorola, Inc.................        77,016
         1,150           Texas Instruments Inc.........        78,991
                                                           ----------
                                                              681,930
                                                           ----------
                         SOFTWARE - 10.4%
         1,025           Electronic Arts Inc.+.........        74,761
         1,875           First Data Corporation........        93,047
         3,500           Microsoft Corporation+........       280,000
         2,000           Oracle Corporation+...........       168,125
           610           Phone.com, Inc.+..............        39,726
                                                           ----------
                                                              655,659
                                                           ----------
                         SPECIALTY STORES - 4.2%
         2,325           Best Buy Company, Inc.+.......       147,057
         1,050           Circuit City Stores - Circuit
                         City Group....................        34,847
         1,385           Home Depot Inc................        69,163
           275           Lowe's Companies Inc..........        11,292
                                                           ----------
                                                              262,359
                                                           ----------
                         TELECOMMUNICATIONS SERVICES -
                           5.9%
         1,650           Global Crossing, Ltd.+........        43,416
         1,575           Nortel Networks Corporation...       107,493
         1,257           QUALCOMM Inc.+................        75,420
           625           Voicestream Wireless
                         Corporation...................        72,686
         1,350           Western Wireless
                         Corporation+..................        73,575
                                                           ----------
                                                              372,590
                                                           ----------
                         UTILITIES - MISCELLANEOUS -
                           3.6%
         1,750           BellSouth Corporation.........        74,594
         1,250           Sprint Corporation (FON
                         Group)........................        63,750
         1,050           Sprint Corporation (PCS
                         Group)+.......................        62,475
           325           U.S. West Inc.................        27,869
                                                           ----------
                                                              228,688
                                                           ----------
                         TOTAL COMMON STOCKS
                             (Cost $5,297,267).........     6,162,549
                                                           ----------
    SHARES                                                 VALUE
----------------------------------------------------------------------
                         INVESTMENT COMPANIES - 2.3%
                           (Cost $147,000)
       147,000           Nations Cash Reserves#........    $  147,000
                                                           ----------

                                                   VALUE
-----------------------------------------------------------
          TOTAL INVESTMENTS
            (Cost $5,444,267*)......     99.9%    6,309,549
                                                 ----------
          OTHER ASSETS AND
            LIABILITIES (NET).......      0.1%
          Cash...............................    $      128
          Receivable for investment
            securities sold..................       185,785
          Dividends receivable...............         1,946
          Interest receivable................         1,043
          Receivable from investment
            advisor..........................         2,229
          Unamortized organization costs.....        10,986
          Administration fee payable.........        (1,177)
          Payable for investment securities
            purchased........................      (171,330)
          Accrued Trustees' fees and
            expenses.........................        (8,923)
          Accrued expenses and other
            liabilities......................       (14,757)
                                                 ----------
          TOTAL OTHER ASSETS AND LIABILITIES
            (NET)............................         5,930
                                                 ----------
          NET ASSETS................    100.0%   $6,315,479
                                        =====    ==========
          NET ASSETS CONSIST OF:
          Undistributed net investment
            income...........................    $    2,470
          Accumulated net realized loss on
            investments sold and futures
            contracts........................      (461,915)
          Net unrealized appreciation of
            investments......................       865,282
          Paid-in capital....................     5,909,642
                                                 ----------
          NET ASSETS.........................    $6,315,479
                                                 ==========
          NET ASSET VALUE, OFFERING AND
            REDEMPTION PRICE PER SHARE
            ($6,315,479  DIVIDED BY 578,923
            shares outstanding)..............    $    10.91
                                                 ==========

-----------------

*                       Federal Income Tax Information: Net unrealized
                        appreciation of $865,282 on investment securities was
                        comprised of gross appreciation of $1,107,970 and gross
                        depreciation of $242,688 for Federal income tax purposes.
                        At June 30, 2000, the aggregate cost of securities for
                        Federal income tax purposes was $5,444,267.
+                       Non-income producing security.
#                       Money market mutual fund registered under the Investment
                        Company Act of 1940, as amended, and sub-advised by Banc
                        of America Capital Management, Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MARSICO GROWTH & INCOME PORTFOLIO

 STATEMENT OF NET ASSETS                            JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

       SHARES                                              VALUE
--------------------------------------------------------------------
                         COMMON STOCKS - 93.3%
                         AEROSPACE AND DEFENSE -
                           1.4%
         21,051          General Dynamics
                         Corporation................    $ 1,099,915
          2,465          The Titan Corporation+.....        110,309
                                                        -----------
                                                          1,210,224
                                                        -----------
                         AUTOMOTIVE - 1.3%
         14,623          Delphi Automotive Systems
                         Corporation................        212,947
         19,396          Ford Motor Company.........        834,029
          2,539          Visteon Corporation+.......         30,785
                                                        -----------
                                                          1,077,761
                                                        -----------
                         BEVERAGES - 3.0%
         14,813          Anheuser-Busch
                         Companies, Inc.............      1,106,345
         13,583          Coca-Cola Company..........        780,174
         18,592          Coca-Cola Enterprises
                         Inc........................        303,282
         12,202          Pepsi Bottling
                         Group, Inc.................        356,146
                                                        -----------
                                                          2,545,947
                                                        -----------
                         BROADCASTING AND CABLE -
                           6.4%
         15,127          Clear Channel
                         Communications, Inc.+......      1,134,525
         40,397          Comcast Corporation,
                         Class A+...................      1,636,079
         30,396          Time Warner Inc............      2,310,095
          5,797          UnitedGlobalCom Inc.+......        271,010
                                                        -----------
                                                          5,351,709
                                                        -----------
                         COMMERCIAL BANKING - 0.6%
          7,163          Northern Trust
                         Corporation................        466,043
                                                        -----------
                         COMMERCIAL SERVICES - 0.8%
          7,677          Omnicom Group Inc..........        683,733
                                                        -----------
                         COMPUTER SERVICES - 2.1%
         32,913          America Online Inc.+.......      1,736,161
                                                        -----------
                         COMPUTERS AND OFFICE
                           EQUIPMENT - 8.0%
         58,406          EMC Corporation+...........      4,493,611
         24,680          Sun Microsystems, Inc.+....      2,244,338
                                                        -----------
                                                          6,737,949
                                                        -----------
                         CONSUMER CREDIT AND
                           MORTGAGES - 0.4%
          6,855          American Express Company...        357,317
                                                        -----------
                         CONSUMER SERVICES - 1.0%
         25,907          Costco Wholesale
                         Corporation................        854,931
                                                        -----------
                         DEPARTMENT AND DISCOUNT
                           STORES - 3.2%
         46,554          Wal-Mart Stores, Inc.......      2,682,674
                                                        -----------
    SHARES                                              VALUE
--------------------------------------------------------------------
                         DIVERSIFIED ELECTRONICS -
                           7.0%
         14,209          Agilent Technologies
                         Inc.+......................    $ 1,047,914
         70,000          Flextronics International
                         Ltd.+......................      4,808,125
                                                        -----------
                                                          5,856,039
                                                        -----------
                         DIVERSIFIED MANUFACTURING -
                           8.3%
         12,236          Corning Inc................      3,302,190
          3,703          Estee Lauder Companies
                         Inc........................        183,067
         49,957          General Electric Company...      2,647,721
         14,446          Kimberly-Clark
                         Corporation................        828,839
                                                        -----------
                                                          6,961,817
                                                        -----------
                         ELECTRICAL EQUIPMENT - 1.5%
         12,934          Sony Corporation, ADR......      1,219,838
                                                        -----------
                         FINANCE - MISCELLANEOUS -
                           8.5%
         38,147          Citigroup Inc..............      2,298,357
         48,919          Fannie Mae.................      2,552,959
         26,982          Morgan Stanley Dean
                         Witter & Company...........      2,246,252
                                                        -----------
                                                          7,097,568
                                                        -----------
                         HOUSING AND FURNISHING -
                           0.2%
          8,056          M.D.C. Holdings, Inc.......        150,043
                                                        -----------
                         INTERGRATED OIL - 1.8%
         27,477          BP Amoco plc, ADR..........      1,554,168
                                                        -----------
                         LODGING AND RECREATION -
                           1.5%
         20,592          Four Seasons Hotels Inc....      1,280,565
                                                        -----------
                         MEDICAL DEVICES AND
                           SUPPLIES - 5.8%
         24,461          Genentech, Inc.+...........      4,207,292
          8,673          Priority Healthcare
                         Corporation+...............        644,512
                                                        -----------
                                                          4,851,804
                                                        -----------
                         NETWORKING AND
                           TELECOMMUNICATIONS
                           EQUIPMENT - 1.8%
         24,006          Cisco Systems, Inc.+.......      1,525,881
                                                        -----------
                         OILFIELD SERVICES - 2.4%
         11,690          Halliburton Company........        551,622
         19,723          Schlumberger Ltd...........      1,471,829
                                                        -----------
                                                          2,023,451
                                                        -----------
                         PUBLISHING AND
                           ADVERTISING - 0.5%
         11,531          New York Times Company,
                         Class A....................        455,475
                                                        -----------
                         RAILROADS, TRUCKING AND
                           SHIPPING - 0.3%
          4,557          United Parcel
                         Service, Inc...............        268,863
                                                        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MARSICO GROWTH & INCOME PORTFOLIO

 STATEMENT OF NET ASSETS (CONTINUED)                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

    SHARES                                              VALUE
--------------------------------------------------------------------
                         SEMICONDUCTORS - 5.6%
         27,873          Applied
                         Materials, Inc.+...........    $ 2,525,990
            794          Chartered Semiconductor
                         Manufacturing Limitied,
                         ADR+.......................         71,460
         30,311          Texas Instruments Inc......      2,081,987
                                                        -----------
                                                          4,679,437
                                                        -----------
                         SOFTWARE - 6.8%
         11,395          Adobe Systems Inc..........      1,481,350
         10,489          Microsoft Corporation+.....        839,120
         38,298          Oracle Corporation+........      3,219,425
          1,312          VERITAS Software
                         Corporation................        148,277
                                                        -----------
                                                          5,688,172
                                                        -----------
                         SPECIALTY STORES - 4.3%
         45,812          Home Depot Inc.............      2,287,737
         19,974          Tiffany & Company..........      1,348,245
                                                        -----------
                                                          3,635,982
                                                        -----------
                         TELECOMMUNICATIONS
                           SERVICES - 4.8%
         16,540          General Motors Corporation,
                         Class H+...................      1,451,385
         22,898          Nortel Networks
                         Corporation................      1,562,789
         25,345          Vodafone AirTouch plc,
                         ADR........................      1,050,233
                                                        -----------
                                                          4,064,407
                                                        -----------
                         UTILITIES - MISCELLANEOUS - 4.0%
         36,949          Ericsson (L.M.) Telephone
                         Company, Class B, ADR......        738,980
          8,775          SBC Communications Inc.....        379,519
         37,278          Sprint Corporation (PCS
                         Group)+....................      2,218,041
                                                        -----------
                                                          3,336,540
                                                        -----------
                         TOTAL COMMON STOCKS
                           (Cost $62,199,555).......     78,354,499
                                                        -----------

   PRINCIPAL
    AMOUNT
    ------
                         CORPORATE BONDS AND NOTES - 0.1%
                           (Cost $97,155)
                         HOUSING AND FURNISHING -
                           0.1%
     $  100,000          M.D.C. Holdings, Inc.,
                         8.375% 02/01/08............         88,500
                                                        -----------
                         U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS - 6.5%
                           (Cost $5,498,044)
                         FEDERAL HOME LOAN BANK
                           (FHLB) - 6.5%
      5,500,000          Discount note due
                         07/03/00...................      5,497,067
                                                        -----------

    SHARES                                              VALUE
    ------                                              -----
---------------------------------------------------------------------
                         INVESTMENT COMPANIES - 5.5%
                           (Cost $4,658,861)
      4,658,861          Nations Cash Reserves#.....     $ 4,658,861
                                                         -----------

                                                  VALUE
----------------------------------------------------------
          TOTAL INVESTMENTS
            (Cost $72,453,615*)...    105.4%    88,598,927
                                               -----------
          OTHER ASSETS AND
            LIABILITIES (NET).....     (5.4)%
          Cash.............................    $        42
          Receivable for investment
            securities sold................      5,607,880
          Receivable for Fund shares
            sold...........................         33,362
          Dividends receivable.............         26,976
          Interest receivable..............          3,968
          Unamortized organization costs...         10,986
          Collateral on securities
            loaned.........................     (4,568,861)
          Payable for Fund shares
            redeemed.......................         (1,135)
          Investment advisory fee
            payable........................        (39,423)
          Administration fee payable.......        (15,312)
          Payable for investment securities
            purchased......................     (5,586,067)
          Accrued Trustees' fees and
            expenses.......................         (8,917)
          Accrued expenses and other
            liabilities....................        (31,758)
                                               -----------
          TOTAL OTHER ASSETS AND
            LIABILITIES (NET)..............     (4,568,259)
                                               -----------
          NET ASSETS..............    100.0%   $84,030,668
                                      =====    ===========
          NET ASSETS CONSIST OF:
          Accumulated net investment
            loss...........................    $   (54,323)
          Accumulated net realized gain on
            investments sold...............      1,816,405
          Net unrealized appreciation of
            investments....................     16,145,312
          Paid-in capital..................     66,123,274
                                               -----------
          NET ASSETS.......................    $84,030,668
                                               ===========
          NET ASSET VALUE, OFFERING AND
            REDEMPTION PRICE PER SHARE
            ($84,030,668  DIVIDED BY
            4,599,949 shares
            outstanding)...................    $     18.27
                                               ===========

-----------------

*                       Federal Income Tax Information: Net unrealized
                        appreciation of $16,145,312 on investment securities was
                        comprised of gross appreciation of $18,874,100 and gross
                        depreciation of $2,728,788 for Federal income tax
                        purposes. At June 30, 2000, the aggregate cost of
                        securities for Federal income tax purposes was
                        $72,453,615.
+                       Non-income producing security.
#                       Money market mutual fund registered under the Investment
                        Company Act of 1940, as amended, and sub-advised by Banc
                        of America Capital Management, Inc. A portion of this
                        amount represents cash collateral received from securities lending activity (Note 8). The portion that represents
                        cash collateral is $4,568,861.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MANAGED INDEX PORTFOLIO

 STATEMENT OF NET ASSETS                            JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

       SHARES                                               VALUE
---------------------------------------------------------------------
                         COMMON STOCKS - 94.0%
                         AEROSPACE AND DEFENSE - 0.8%
          4,000          Boeing Company..............    $   167,250
              1          Honeywell International
                         Inc.........................             34
            200          Northrop Grumman
                         Corporation.................         13,250
                                                         -----------
                                                             180,534
                                                         -----------
                         AIRLINES - 0.1%
            600          Delta Air Lines, Inc........         30,338
                                                         -----------
                         APPAREL AND TEXTILES - 0.1%
            300          Nike, Inc., Class B.........         11,944
            100          Springs Industries Inc.,
                         Class A.....................          3,200
                                                         -----------
                                                              15,144
                                                         -----------
                         AUTOMOTIVE - 1.0%
          2,900          Ford Motor Company..........        124,699
            800          General Motors
                         Corporation.................         46,450
            600          Johnson Controls Inc........         30,788
            600          PACCAR, Inc.................         23,813
            379          Visteon Corporation+........          4,595
                                                         -----------
                                                             230,345
                                                         -----------
                         BEVERAGES - 1.9%
          1,200          Anheuser-Busch
                         Companies, Inc..............         89,625
          3,000          Coca-Cola Company...........        172,312
          1,400          Coca-Cola Enterprises
                         Inc.........................         22,838
          2,600          PepsiCo, Inc................        115,538
            800          Seagram Company Ltd.........         46,400
                                                         -----------
                                                             446,713
                                                         -----------
                         BROADCASTING AND CABLE -
                           2.4%
          1,700          Comcast Corporation,
                         Class A+....................         68,850
          2,300          Time Warner Inc.............        174,800
          2,800          Viacom Inc., Class B+.......        190,925
          3,600          Walt Disney Company+........        139,725
                                                         -----------
                                                             574,300
                                                         -----------
                         CHEMICALS - BASIC - 1.1%
            900          Dow Chemical Company........         27,169
          1,200          E.I. duPont de Nemours and
                         Company.....................         52,500
            400          FMC Corporation+............         23,200
          1,400          Mallinckrodt Group Inc......         60,813
    SHARES                                               VALUE
---------------------------------------------------------------------
                         CHEMICALS - BASIC
                           (CONTINUED)
          1,800          Union Carbide Corporation...    $    89,099
                                                         -----------
                                                             252,781
                                                         -----------
                         COMMERCIAL BANKING - 2.0%
          3,000          AmSouth Bancorporation......         47,250
          1,900          First Security
                         Corporation.................         25,769
          1,200          Golden West Financial
                         Corporation.................         48,975
            500          KeyCorp.....................          8,813
          2,800          Mellon Financial
                         Corporation.................        102,025
            800          Northern Trust
                         Corporation.................         52,050
            700          SouthTrust Corporation......         15,838
            300          State Street Corporation....         31,819
          3,700          Wells Fargo Company.........        143,374
                                                         -----------
                                                             475,913
                                                         -----------
                         COMMERCIAL SERVICES - 0.5%
          3,500          Allied Waste
                         Industries, Inc.+...........         35,000
            500          Interpublic Group
                         Companies, Inc..............         21,500
            200          Omnicom Group Inc...........         17,813
            600          Paychex, Inc................         25,200
            500          Waste Management, Inc.+.....          9,500
                                                         -----------
                                                             109,013
                                                         -----------
                         COMPUTER SERVICES - 1.1%
          4,200          America Online Inc.+........        221,550
            500          Automatic Data Processing
                         Inc.........................         26,781
            100          Computer Sciences
                         Corporation+................          7,469
                                                         -----------
                                                             255,800
                                                         -----------
                         COMPUTERS AND OFFICE
                           EQUIPMENT - 7.8%
            300          Adaptec, Inc.+..............          6,825
          1,600          Apple Computer Inc.+........         83,800
          5,400          Dell Computer
                         Corporation+................        266,287
          3,800          EMC Corporation+............        292,362
          1,800          Hewlett-Packard Company.....        224,775
          3,500          International Business
                         Machines Corporation........        383,468
            400          Lexmark International
                         Group, Inc., Class A+.......         26,900
            600          Network Appliance, Inc.+....         48,300
          1,900          Pitney Bowes, Inc...........         76,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MANAGED INDEX PORTFOLIO

 STATEMENT OF NET ASSETS (CONTINUED)                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

    SHARES                                               VALUE
---------------------------------------------------------------------
                         COMPUTERS AND OFFICE
                           EQUIPMENT (CONTINUED)
          2,800          Seagate Technology Inc.+....    $   154,000
          1,100          Solectron Corporation+......         46,063
          2,900          Sun Microsystems, Inc.+.....        263,719
            900          Unisys Corporation+.........         13,106
                                                         -----------
                                                           1,885,605
                                                         -----------
                         CONGLOMERATES - 1.5%
          1,200          Dover Corporation...........         48,675
            300          Rockwell International
                         Corporation.................          9,450
          5,300          Tyco International Ltd......        251,087
            900          United Technologies
                         Corporation.................         52,988
                                                         -----------
                                                             362,200
                                                         -----------
                         CONSUMER CREDIT AND
                           MORTGAGES - 0.5%
            300          American Express Company....         15,638
            500          Household
                         International, Inc..........         20,781
            900          Providian Financial
                         Corporation.................         81,000
                                                         -----------
                                                             117,419
                                                         -----------
                         CONSUMER SERVICES - 0.5%
          2,700          SFX Entertainment, Inc.+....        122,344
                                                         -----------
                         DEPARTMENT AND DISCOUNT
                           STORES - 2.7%
          1,800          Federated Department
                         Stores, Inc.+...............         60,750
          1,600          Target Corporation..........         92,800
          8,400          Wal-Mart Stores, Inc.++.....        484,050
                                                         -----------
                                                             637,600
                                                         -----------
                         DIVERSIFIED ELECTRONICS -
                           0.8%
            686          Agilent Technologies
                         Inc.+.......................         50,593
            500          KLA-Tencor Corporation+.....         29,281
            500          LSI Logic Corporation+......         27,063
          1,100          Teradyne, Inc.+.............         80,849
                                                         -----------
                                                             187,786
                                                         -----------
                         DIVERSIFIED MANUFACTURING - 5.7%
            200          Black & Decker
                         Corporation.................          7,863
            500          Corning Inc.................        134,937
          1,000          Eastman Kodak Company.......         59,500
            700          Energizer Holdings Inc.+....         12,775
    SHARES                                               VALUE
---------------------------------------------------------------------
                         DIVERSIFIED MANUFACTURING (CONTINUED)
         18,100          General Electric
                         Company++...................    $   959,299
          1,200          Kimberly-Clark
                         Corporation.................         68,850
          1,200          Procter & Gamble Company....         68,700
          2,300          Sherwin-Williams Company....         48,731
                                                         -----------
                                                           1,360,655
                                                         -----------
                         ELECTRIC POWER -
                           NON NUCLEAR - 1.7%
            900          Constellation Energy........         29,306
          1,300          Duke Energy Corporation.....         73,287
            600          Edison International........         12,300
          1,000          Entergy Corporation.........         27,188
          3,000          FirstEnergy Corporation.....         70,125
          1,600          PECO Energy Company.........         64,500
          2,100          Public Service Enterprise
                         Group.......................         72,713
          1,500          Unicom Corporation..........         58,031
                                                         -----------
                                                             407,450
                                                         -----------
                         ELECTRICAL EQUIPMENT - 0.1%
            600          Conexant Systems Inc.+......         29,175
                                                         -----------
                         ENERGY - MISCELLANEOUS -
                           0.1%
            500          Reliant Energy Inc..........         14,781
                                                         -----------
                         FINANCE - MISCELLANEOUS -
                           5.3%
          8,000          Citigroup Inc...............        482,000
          3,100          Fannie Mae..................        161,781
          1,300          Freddie Mac.................         52,650
          1,200          J.P. Morgan & Company
                         Inc.........................        132,150
            900          MBNA Corporation............         24,413
            400          Merrill Lynch & Company
                         Inc.........................         46,000
          3,300          Morgan Stanley Dean
                         Witter & Company............        274,725
          1,000          PNC Bank Corporation........         46,875
          1,100          SLM Holding Corporation.....         41,181
                                                         -----------
                                                           1,261,775
                                                         -----------
                         FOOD AND DRUG STORES - 0.7%
          1,700          Safeway, Inc.+..............         76,713
          5,000          Supervalu Inc...............         95,312
                                                         -----------
                                                             172,025
                                                         -----------
                         FOOD PRODUCTS - 1.6%
          1,200          Bestfoods...................         83,100
            600          H.J. Heinz Company..........         26,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MANAGED INDEX PORTFOLIO

 STATEMENT OF NET ASSETS (CONTINUED)                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

    SHARES                                               VALUE
---------------------------------------------------------------------
                         FOOD PRODUCTS (CONTINUED)
            600          Kellogg Company.............    $    17,850
          4,300          Ralston Purina Group........         85,730
          2,600          Sara Lee Corporation........         50,213
          1,300          SYSCO Corporation...........         54,763
          1,500          Unilever NV.................         64,500
                                                         -----------
                                                             382,406
                                                         -----------
                         HEALTH SERVICES - 0.5%
          1,500          UnitedHealth Group Inc......        128,625
                                                         -----------
                         HEAVY MACHINERY - 0.1%
            400          Deere & Company.............         14,800
            200          Pall Corporation............          3,700
                                                         -----------
                                                              18,500
                                                         -----------
                         HOUSEHOLD PRODUCTS - 0.6%
          1,000          Alberto-Culver Company,
                         Class B.....................         30,563
            300          Avon Products, Inc..........         13,350
          1,800          Colgate-Palmolive Company...        107,775
                                                         -----------
                                                             151,688
                                                         -----------
                         HOUSING AND FURNISHING -
                           0.2%
          1,300          Pulte Corporation...........         28,113
            600          Whirlpool Corporation.......         27,975
                                                         -----------
                                                              56,088
                                                         -----------
                         INSURANCE - 2.7%
            100          Aetna Life and Casualty
                         Company.....................          6,419
            700          Aflac, Inc..................         32,156
          2,100          American International
                         Group, Inc..................        246,750
            700          CIGNA Corporation...........         65,450
          1,100          Conseco Inc.................         10,725
          1,700          Lincoln National Corporation
                         Ltd.........................         61,413
          2,200          Loews Corporation...........        132,000
            400          Marsh & McLennan Companies
                         Inc.........................         41,775
            900          MGIC Investment
                         Corporation.................         40,950
                                                         -----------
                                                             637,638
                                                         -----------
                         INTERGRATED OIL - 5.2%
            100          Amerada Hess Corporation....          6,175
    SHARES                                               VALUE
---------------------------------------------------------------------
                         INTERGRATED OIL (CONTINUED)
            200          Apache Corporation..........    $    11,763
          1,000          BP Amoco plc, ADR...........         56,563
          1,400          Chevron Corporation.........        118,737
          5,700          Exxon Mobil Corporation++...        447,449
          1,400          Kerr-McGee Corporation......         82,513
          2,500          Occidental Petroleum
                         Corporation.................         52,656
          1,000          Phillips Petroleum
                         Company.....................         50,688
          4,500          Royal Dutch Petroleum
                         Company.....................        277,030
            600          Texaco Inc..................         31,950
          1,000          Transocean Sedco Forex
                         Inc.........................         53,438
          2,700          USX-Marathon Group Inc......         67,669
                                                         -----------
                                                           1,256,631
                                                         -----------
                         INVESTMENT SERVICES - 1.9%
          2,250          Charles Schwab
                         Corporation.................         75,656
          4,200          Chase Manhattan
                         Corporation.................        193,463
          4,700          FleetBoston Financial
                         Corporation.................        159,800
            100          Lehman Brothers Holdings
                         Inc.........................          9,456
            200          Paine Webber Group, Inc.....          9,100
                                                         -----------
                                                             447,475
                                                         -----------
                         LODGING AND RECREATION -
                           0.8%
            400          Brunswick Corporation.......          6,625
            700          Carnival Corporation........         13,650
          2,900          Cendant Corporation+........         40,600
          2,000          Darden Restaurants Inc......         32,500
            600          Harley-Davidson Inc.........         23,100
            700          Hilton Hotels Corporation...          6,563
          2,200          Tricon Global Restaurants
                         Inc.+.......................         62,150
                                                         -----------
                                                             185,188
                                                         -----------
                         MEDICAL DEVICES AND
                           SUPPLIES - 2.7%
          2,800          Abbott Laboratories.........        124,775
            400          Allergan, Inc...............         29,800
          2,200          Baxter International
                         Inc.+.......................        154,688
            500          Becton Dickinson &
                         Company.....................         14,344
            600          Cardinal Health, Inc........         44,400
          1,900          Johnson & Johnson...........        193,562
            900          Medtronic, Inc..............         44,831
            400          PE Corp-PE Biosystems
                         Group.......................         26,350

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MANAGED INDEX PORTFOLIO

 STATEMENT OF NET ASSETS (CONTINUED)                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

    SHARES                                               VALUE
---------------------------------------------------------------------
                         MEDICAL DEVICES AND
                           SUPPLIES (CONTINUED)
            500          Pharmacia Corporation.......    $    25,844
                                                         -----------
                                                             658,594
                                                         -----------
                         METALS AND MINING - 1.2%
            700          Alcan Aluminium Ltd.........         21,700
          2,600          Alcoa Inc...................         75,400
            700          Barrick Gold Corporation....         12,731
            500          Homestake Mining Company+...          3,438
            500          Inco Limited+...............          7,688
          2,000          Minnesota Mining &
                         Manufacturing Company.......        164,999
            300          Newmont Mining
                         Corporation.................          6,488
                                                         -----------
                                                             292,444
                                                         -----------
                         NATURAL GAS DISTRIBUTION -
                           0.2%
            200          Enron Corporation...........         12,900
            200          Peoples Energy
                         Corporation.................          6,475
            200          Sempra Energy...............          3,400
            800          Williams Companies, Inc.....         33,350
                                                         -----------
                                                              56,125
                                                         -----------
                         NETWORKING AND
                           TELECOMMUNICATIONS
                           EQUIPMENT - 5.2%
            600          3Com Corporation+...........         34,575
          1,935          ADC
                         Telecommunications, Inc.+....       162,298
         12,275          Cisco Systems, Inc.+++......        780,230
            300          Comverse
                         Technology, Inc.+...........         27,900
          4,200          Lucent
                         Technologies, Inc...........        248,850
                                                         -----------
                                                           1,253,853
                                                         -----------
                         OILFIELD SERVICES - 0.4%
            600          Baker Hughes Inc............         19,200
          1,000          Schlumberger Ltd............         74,625
                                                         -----------
                                                              93,825
                                                         -----------
                         PACKAGING AND CONTAINERS - 0.2%
            300          Sealed Air Corporation+.....         15,713
          1,000          Tupperware Corporation......         22,000
                                                         -----------
                                                              37,713
                                                         -----------
                         PAPER AND FOREST PRODUCTS - 0.3%
            100          Georgia-Pacific
                         Corporation.................          2,625
            500          Temple-Inland Inc...........         21,000
    SHARES                                               VALUE
---------------------------------------------------------------------
                         PAPER AND FOREST PRODUCTS (CONTINUED)
          1,400          Weyerhaeuser Company........    $    60,200
                                                         -----------
                                                              83,825
                                                         -----------
                         PHARMACEUTICALS - 7.2%
            500          American Home Products
                         Corporation.................         29,375
          1,900          Amgen Inc.+.................        133,475
          3,800          Bristol-Myers Squibb
                         Company.....................        221,350
            600          Eli Lilly and Company.......         59,925
          5,300          Merck & Company, Inc........        406,113
         15,625          Pfizer Inc..................        749,999
          3,200          Schering-Plough
                         Corporation.................        161,600
                                                         -----------
                                                           1,761,837
                                                         -----------
                         PUBLISHING AND
                           ADVERTISING - 0.4%
          1,200          Dow Jones & Company Inc.....         87,900
                                                         -----------
                         RAILROADS, TRUCKING AND
                           SHIPPING - 0.4%
            700          Burlington Northern Santa Fe
                         Inc.........................         16,056
            200          FedEx Corporation+..........          7,600
            600          Ryder System Inc............         11,363
          1,500          Union Pacific Corporation...         55,781
                                                         -----------
                                                              90,800
                                                         -----------
                         SEMICONDUCTORS - 6.6%
            600          Analog Devices, Inc.+.......         45,600
          1,200          Applied Materials, Inc.+....        108,750
          6,200          Intel Corporation++.........        828,862
          1,800          Micron Technology, Inc......        158,512
          5,400          Motorola, Inc...............        156,938
          1,000          National Semiconductor
                         Corporation+................         56,750
          3,000          Texas Instruments Inc.++....        206,062
            600          Xilinx, Inc.+...............         49,538
                                                         -----------
                                                           1,611,012
                                                         -----------
                         SOFTWARE - 6.5%
            200          Adobe Systems Inc...........         26,000
            400          Cabletron Systems, Inc.+....         10,100
            800          Citrix Systems, Inc.+.......         15,150
          1,500          Computer Associates
                         International Inc...........         76,781

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MANAGED INDEX PORTFOLIO

 STATEMENT OF NET ASSETS (CONTINUED)                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

    SHARES                                               VALUE
---------------------------------------------------------------------
                         SOFTWARE (CONTINUED)
          2,300          Electronic Data Systems
                         Corporation.................    $    94,875
          1,000          First Data Corporation......         49,625
          9,400          Microsoft Corporation+++....        751,999
            600          Novell Inc.+................          5,550
          5,100          Oracle Corporation+.........        428,719
            500          Peoplesoft, Inc.+...........          8,375
          1,000          Yahoo! Inc.+................        123,875
                                                         -----------
                                                           1,591,049
                                                         -----------
                         SPECIALTY STORES - 2.1%
            400          Bed Bath & Beyond, Inc.+....         14,500
          1,300          Best Buy Company, Inc.+.....         82,225
            900          Circuit City Stores -
                         Circuit City Group..........         29,869
          1,800          Gap Inc.....................         56,250
          4,100          Home Depot Inc..............        204,743
            800          Limited Inc.................         17,300
          1,000          Lowe's Companies Inc........         41,063
          1,300          Office Depot, Inc.+.........          8,125
            600          TJX Companies Inc...........         11,250
          1,000          Walgreen Company............         32,188
                                                         -----------
                                                             497,513
                                                         -----------
                         TELECOMMUNICATIONS
                           SERVICES - 3.0%
          1,755          Global Crossing, Ltd.+......         46,178
          5,200          Nortel Networks
                         Corporation.................        354,900
          1,300          QUALCOMM Inc.+..............         78,000
            300          Scientific-Atlanta, Inc.....         22,350
          4,900          WorldCom, Inc.+.............        224,788
                                                         -----------
                                                             726,216
                                                         -----------
                         TOBACCO - 0.6%
          5,100          Philip Morris Companies
                         Inc.........................        135,469
                                                         -----------
                         UTILITIES - MISCELLANEOUS -
                           5.0%
            100          ALLTEL Corporation..........          6,194
          4,845          AT&T Corporation............        153,223
            700          Bell Atlantic Corporation...         35,569
          5,800          BellSouth Corporation.......        247,224
          3,300          GTE Corporation.............        205,425
          1,400          Nextel
                         Communications, Inc.+.......         85,663
          5,400          SBC Communications Inc......    $   233,550
    SHARES                                               VALUE
---------------------------------------------------------------------
                         UTILITIES - MISCELLANEOUS
                           (CONTINUED)
          2,500          Sprint Corporation (FON
                         Group)......................        127,500
          1,600          Sprint Corporation (PCS
                         Group)+.....................         95,200
                                                         -----------
                                                           1,189,548
                                                         -----------
                         TOTAL COMMON STOCKS
                           (Cost $18,838,304)........     22,561,658
                                                         -----------
      PRINCIPAL
       AMOUNT
---------------------
                         SHORT TERM INVESTMENTS - 0.4%
                           (Cost $88,851)
                         U.S. TREASURY BILLS - 0.4%
      $  90,000          5.995%** 09/21/00++..........          88,862
                                                           -----------
       SHARES
---------------------
                         INVESTMENT COMPANIES - 5.8%
                           (Cost $1,396,000)
      1,396,000          Nations Cash Reserves#.......       1,396,000
                                                           -----------

                                                  VALUE
----------------------------------------------------------
          TOTAL INVESTMENTS
            (Cost $20,323,155*)...    100.2%    24,046,520
                                               -----------
          OTHER ASSETS AND
            LIABILITIES
            (NET).................     (0.2)%
          Receivable for investment
            securities
            sold...........................    $    68,094
          Receivable for Fund shares
            sold...........................          7,398
          Dividends receivable.............         21,110
          Interest receivable..............          6,357
          Receivable from investment
            advisor........................          2,202
          Unamortized organization costs...         10,986
          Variation margin/due to broker...         (3,255)
          Administration fee payable.......         (4,513)
          Shareholder servicing and
            distribution
            fees payable...................        (76,994)
          Due to custodian.................        (19,945)
          Accrued Trustees' fees and
            expenses.......................         (9,001)
          Accrued expenses and other
            liabilities....................        (47,096)
                                               -----------
          TOTAL OTHER ASSETS AND
            LIABILITIES
            (NET)..........................        (44,657)
                                               -----------
          NET ASSETS..............    100.0%   $24,001,863
                                      =====    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MANAGED INDEX PORTFOLIO

 STATEMENT OF NET ASSETS (CONTINUED)                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

          NET ASSETS CONSIST OF:
          Undistributed net investment
            income.........................    $    60,804
          Accumulated net realized loss on
            investments sold and futures
            contracts......................       (507,081)
          Net unrealized appreciation of
            investments and futures
            contracts......................      3,709,802
          Paid-in capital..................     20,738,338
                                               -----------
          NET ASSETS.......................    $24,001,863
                                               ===========
          NET ASSET VALUE, OFFERING AND
            REDEMPTION PRICE PER SHARE
            ($24,001,863  DIVIDED BY
            1,862,469 shares
            outstanding)...................    $     12.89
                                               ===========

-----------------------------------------------------

*                       Federal Income Tax Information: Net unrealized
                        appreciation of $3,723,365 on investment securities was
                        comprised of gross appreciation of $4,718,876 and gross
                        depreciation of $995,511 for Federal income tax purposes.
                        At June 30, 2000, the aggregate cost of securities for
                        Federal income tax purposes was $20,323,155.
**                      Rate represents annualized yield at date of purchase.
+                       Non-income producing security.
++                      All or a portion of security segregated as collateral for
                        futures contracts.
#                       Money market mutual fund registered under the Investment
                        Company Act of 1940, as amended, and sub-advised by Banc
                        of America Capital Management, Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- VALUE PORTFOLIO

 STATEMENT OF NET ASSETS                            JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

       SHARES                                              VALUE
-------------------------------------------------------------------
                         COMMON STOCKS - 93.9%
                         AEROSPACE AND DEFENSE -
                           1.2%
           3,631         Honeywell International
                         Inc........................    $  122,319
                                                        ----------
                         AUTOMOTIVE - 3.3%
           5,320         Ford Motor Company.........       228,760
           1,650         Johnson Controls Inc.......        84,666
             696         Visteon Corporation+.......         8,439
                                                        ----------
                                                           321,865
                                                        ----------
                         BEVERAGES - 1.2%
           2,630         PepsiCo, Inc...............       116,871
                                                        ----------
                         CHEMICALS - BASIC - 2.6%
           3,900         Dow Chemical Company.......       117,731
           3,116         E.I. duPont de Nemours and
                         Company....................       136,325
                                                        ----------
                                                           254,056
                                                        ----------
                         COMMERCIAL BANKING - 2.3%
           6,125         Mellon Financial
                         Corporation................       223,180
                                                        ----------
                         COMPUTERS AND OFFICE
                           EQUIPMENT - 4.5%
           1,675         Adaptec, Inc.+.............        38,106
           1,775         International Business
                         Machines Corporation.......       194,473
           2,350         Pitney Bowes, Inc..........        94,000
           5,725         Xerox Corporation..........       118,794
                                                        ----------
                                                           445,373
                                                        ----------
                         CONGLOMERATES - 2.3%
           1,250         Rockwell International
                         Corporation................        39,375
           3,125         United Technologies
                         Corporation................       183,984
                                                        ----------
                                                           223,359
                                                        ----------
                         DEPARTMENT AND DISCOUNT
                           STORES - 1.4%
           2,400         Target Corporation.........       139,200
                                                        ----------
                         DIVERSIFIED ELECTRONICS -
                           1.9%
             800         CTS Corporation............        36,000
           2,725         LSI Logic Corporation+.....       147,491
                                                        ----------
                                                           183,491
                                                        ----------
     SHARES                                             VALUE
-------------------------------------------------------------------
                         DIVERSIFIED
                           MANUFACTURING - 1.8%
           2,275         Eastman Kodak Company......    $  135,362
             700         Textron Inc................        38,019
                                                        ----------
                                                           173,381
                                                        ----------
                         ELECTRIC POWER -
                           NON NUCLEAR - 0.9%
           2,775         Ameren Corporation.........        93,656
                                                        ----------
                         ELECTRICAL EQUIPMENT - 2.0%
           3,275         Emerson Electric Company...       197,728
                                                        ----------
                         ENERGY - MISCELLANEOUS - 2.4%
           4,625         Energy East Corporation....        88,164
           7,300         TECO Energy, Inc...........       146,456
                                                        ----------
                                                           234,620
                                                        ----------
                         FINANCE - MISCELLANEOUS - 8.8%
           2,900         Associates First Capital
                         Corporation................        64,706
           4,397         Citigroup Inc..............       264,919
           3,250         Freddie Mac................       131,625
             850         J.P. Morgan & Company
                         Inc........................        93,606
           5,300         MBNA Corporation...........       143,763
           1,525         Merrill Lynch & Company
                         Inc........................       175,375
                                                        ----------
                                                           873,994
                                                        ----------
                         FOOD AND DRUG STORES - 1.1%
           3,150         Albertson's Inc............       104,738
                                                        ----------
                         FOOD PRODUCTS - 3.6%
           6,775         ConAgra Inc................       129,148
           3,450         H.J. Heinz Company.........       150,938
           2,525         Kellogg Company............        75,119
                                                        ----------
                                                           355,205
                                                        ----------
                         HEAVY MACHINERY - 2.4%
           3,450         Caterpillar Inc............       116,869
           3,525         Parker Hannifin
                         Corporation................       120,731
                                                        ----------
                                                           237,600
                                                        ----------
                         HOUSEHOLD PRODUCTS - 1.5%
           3,275         Avon Products, Inc.........       145,738
                                                        ----------
                         HOUSING AND FURNISHING - 0.4%
           1,675         Stanley Works..............        39,781
                                                        ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- VALUE PORTFOLIO

 STATEMENT OF NET ASSETS (CONTINUED)                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

     SHARES                                             VALUE
-------------------------------------------------------------------
                         INSURANCE - 1.8%
           1,475         CIGNA Corporation..........    $  137,912
           1,150         Lincoln National
                         Corporation Ltd............        41,544
                                                        ----------
                                                           179,456
                                                        ----------
                         INTERGRATED OIL - 9.8%
           1,900         BP Amoco plc, ADR..........       107,469
           1,350         Chevron Corporation........       114,497
           6,314         Conoco, Inc................       155,088
           3,720         Exxon Mobil Corporation....       292,019
           3,315         Royal Dutch Petroleum
                         Company....................       204,079
           3,125         Unocal Corporation.........       103,516
                                                        ----------
                                                           976,668
                                                        ----------
                         INVESTMENT SERVICES - 3.6%
           3,612         Chase Manhattan
                         Corporation................       166,378
           4,180         Paine Webber
                         Group, Inc.................       190,190
                                                        ----------
                                                           356,568
                                                        ----------
                         MEDICAL DEVICES AND
                           SUPPLIES - 4.3%
           5,075         Abbott Laboratories........       226,155
           2,650         Cardinal Health, Inc.......       196,100
                                                        ----------
                                                           422,255
                                                        ----------
                         METALS AND MINING - 3.4%
           4,400         Alcoa Inc..................       127,600
           1,625         Minnesota Mining &
                         Manufacturing Company......       134,063
           2,240         Nucor Corporation..........        74,340
                                                        ----------
                                                           336,003
                                                        ----------
                         PAPER AND FOREST
                           PRODUCTS - 0.4%
           1,025         Weyerhaeuser Company.......        44,075
                                                        ----------
                         PHARMACEUTICALS - 5.0%
           3,825         Bristol-Myers Squibb
                         Company....................       222,806
           5,350         Schering-Plough
                         Corporation................       270,175
                                                        ----------
                                                           492,981
                                                        ----------
                         PUBLISHING AND
                           ADVERTISING - 1.1%
           2,075         Knight-Ridder Inc..........       110,364
                                                        ----------
     SHARES                                             VALUE
-------------------------------------------------------------------
                         RAILROADS, TRUCKING AND
                           SHIPPING - 1.1%
           2,875         FedEx Corporation+.........    $  109,250
                                                        ----------
                         SEMICONDUCTORS - 1.3%
           2,225         Intergrated Device
                         Technology, Inc.+..........       133,222
                                                        ----------
                         SOFTWARE - 2.3%
           1,850         Computer Associates
                         International Inc..........        94,697
           2,725         First Data Corporation.....       135,228
                                                        ----------
                                                           229,925
                                                        ----------
                         SPECIALTY STORES - 1.9%
           3,250         Barnes & Noble, Inc.+......        72,313
           2,775         Lowe's Companies Inc.......       113,948
                                                        ----------
                                                           186,261
                                                        ----------
                         TELECOMMUNICATIONS
                           SERVICES - 2.3%
           3,525         American Power Conversion
                         Corporation+...............       143,864
           1,802         WorldCom, Inc.+............        82,667
                                                        ----------
                                                           226,531
                                                        ----------
                         TOBACCO - 0.9%
           5,975         UST Inc....................        87,758
                                                        ----------
                         UTILITIES - MISCELLANEOUS -
                           9.1%
           4,425         American Water Works
                         Company, Inc...............       110,625
           3,802         AT&T Corporation...........       120,238
           1,225         Bell Atlantic
                         Corporation................        62,245
           2,775         BellSouth Corporation......       118,284
           3,200         DTE Energy Company.........        97,800
           1,075         GTE Corporation............        66,919
           5,200         NICOR Inc..................       169,651
           3,545         SBC Communications Inc.....       153,321
                                                        ----------
                                                           899,083
                                                        ----------
                         TOTAL COMMON STOCKS
                           (Cost $8,955,304)........     9,276,555
                                                        ----------
                         INVESTMENT COMPANIES - 1.0%
                           (Cost $101,000)
         101,000         Nations Cash Reserves#.....       101,000
                                                        ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- VALUE PORTFOLIO

 STATEMENT OF NET ASSETS (CONTINUED)                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                        VALUE
-------------------------------------------------------------------

                                                   VALUE
-----------------------------------------------------------
          TOTAL INVESTMENTS
            (Cost $9,056,304*)......     94.9%   $9,377,555
                                                 ----------
          OTHER ASSETS AND
            LIABILITIES (NET).......      5.1%
          Cash...............................    $      871
          Receivable for investment
            securities sold..................       571,409
          Dividends receivable...............        16,119
          Interest receivable................         1,197
          Receivable from investment
            advisor..........................         2,757
          Unamortized organization costs.....        10,986
          Payable for Fund shares redeemed...          (449)
          Administration fee payable.........        (1,931)
          Payable for investment securities
            purchased........................       (67,248)
          Accrued Trustees' fees and
            expenses.........................        (8,214)
          Accrued expenses and other
            liabilities......................       (19,985)
                                                 ----------
          TOTAL OTHER ASSETS AND LIABILITIES
            (NET)............................       505,512
                                                 ----------
          NET ASSETS................    100.0%   $9,883,067
                                        =====    ==========
          NET ASSETS CONSIST OF:
          Undistributed net investment
            income...........................    $   48,044
          Accumulated net realized loss on
            investments sold.................      (296,134)
          Net unrealized appreciation of
            investments......................       321,251
          Paid-in capital....................     9,809,906
                                                 ----------
          NET ASSETS.........................    $9,883,067
                                                 ==========
          NET ASSET VALUE, OFFERING AND
            REDEMPTION PRICE PER SHARE
            ($9,883,067 DIVIDED BY 962,045
            shares outstanding)..............    $    10.27
                                                 ==========

-----------------------------------------------------

*                       Federal Income Tax Information: Net unrealized
                        appreciation of $321,251 on investment securities was
                        comprised of gross appreciation of $971,438 and gross
                        depreciation of $650,187 for Federal income tax purposes.
                        At June 30, 2000, the aggregate cost of securities for
                        Federal income tax purposes was $9,056,304.
+                       Non-income producing security.
#                       Money market mutual fund registered under the Investment
                        Company Act of 1940, as amended, and sub-advised by Banc
                        of America Capital Management, Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- BALANCED ASSETS PORTFOLIO

 STATEMENT OF NET ASSETS                            JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

       SHARES                                              VALUE
-------------------------------------------------------------------
                         COMMON STOCKS - 53.0%
                         AEROSPACE AND DEFENSE -
                           0.7%
           1,309         Honeywell International
                         Inc........................    $   44,097
                                                        ----------
                         AUTOMOTIVE - 2.5%
           1,855         Ford Motor Company.........        79,766
             625         General Motors
                         Corporation................        36,289
             750         Johnson Controls Inc.......        38,484
             242         Visteon Corporation+.......         2,934
                                                        ----------
                                                           157,473
                                                        ----------
                         CHEMICALS - BASIC - 1.4%
           1,200         Dow Chemical Company.......        36,225
           1,187         E.I. duPont de Nemours and
                         Company....................        51,931
                                                        ----------
                                                            88,156
                                                        ----------
                         COMPUTERS AND OFFICE
                           EQUIPMENT - 2.5%
             600         Adaptec, Inc.+.............        13,650
             625         International Business
                         Machines Corporation.......        68,477
             900         Pitney Bowes, Inc..........        36,000
           2,000         Xerox Corporation..........        41,500
                                                        ----------
                                                           159,627
                                                        ----------
                         CONGLOMERATES - 1.4%
           1,175         Rockwell International
                         Corporation................        37,013
             860         United Technologies
                         Corporation................        50,632
                                                        ----------
                                                            87,645
                                                        ----------
                         DEPARTMENT AND DISCOUNT
                           STORES - 2.2%
             700         Federated Department
                         Stores, Inc.+..............        23,625
           1,275         May Department Stores
                         Company....................        30,600
           1,150         Sears, Roebuck and
                         Company....................        37,519
             775         Target Corporation.........        44,950
                                                        ----------
                                                           136,694
                                                        ----------
                         DIVERSIFIED
                           MANUFACTURING - 1.5%
             825         Eastman Kodak Company......        49,087
     SHARES                                             VALUE
-------------------------------------------------------------------
                         DIVERSIFIED MANUFACTURING
                           (CONTINUED)
             575         Kimberly-Clark
                         Corporation................    $   32,991
             225         Procter & Gamble Company...        12,881
                                                        ----------
                                                            94,959
                                                        ----------
                         ELECTRIC POWER - NON
                           NUCLEAR - 0.5%
           1,000         Ameren Corporation.........        33,750
                                                        ----------
                         ELECTRICAL EQUIPMENT - 1.1%
           1,175         Emerson Electric Company...        70,941
                                                        ----------
                         ENERGY - MISCELLANEOUS - 0.8%
           2,625         TECO Energy, Inc...........        52,664
                                                        ----------
                         FINANCE - MISCELLANEOUS - 4.8%
           1,760         Citigroup Inc..............       106,039
           1,175         Freddie Mac................        47,588
             275         J.P. Morgan & Company
                         Inc........................        30,284
           1,850         MBNA Corporation...........        50,181
             575         Merrill Lynch & Company
                         Inc........................        66,125
                                                        ----------
                                                           300,217
                                                        ----------
                         FOOD AND DRUG STORES - 0.6%
           1,050         Albertson's Inc............        34,913
                                                        ----------
                         FOOD PRODUCTS - 3.5%
           2,450         ConAgra Inc................        46,703
             740         General Mills Inc..........        28,305
           1,250         H.J. Heinz Company.........        54,688
           1,700         Kellogg Company............        50,575
             505         Quaker Oats Company........        37,938
                                                        ----------
                                                           218,209
                                                        ----------
                         HEALTH SERVICES - 0.6%
             550         Wellpoint Health Networks
                         Inc.+......................        39,841
                                                        ----------
                         HEAVY MACHINERY - 1.6%
           1,175         Caterpillar Inc............        39,803
           1,875         Parker Hannifin
                         Corporation................        64,219
                                                        ----------
                                                           104,022
                                                        ----------
                         HOUSEHOLD PRODUCTS - 0.8%
           1,175         Avon Products, Inc.........        52,288
                                                        ----------
                         HOUSING AND FURNISHING - 0.9%
           1,350         Stanley Works..............        32,063

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- BALANCED ASSETS PORTFOLIO

 STATEMENT OF NET ASSETS (CONTINUED)                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

     SHARES                                             VALUE
-------------------------------------------------------------------
                         HOUSING AND FURNISHING (CONTINUED)
             525         Whirlpool Corporation......    $   24,478
                                                        ----------
                                                            56,541
                                                        ----------
                         INSURANCE - 1.9%
             540         CIGNA Corporation..........        50,490
           1,955         Lincoln National
                         Corporation Ltd............        70,624
                                                        ----------
                                                           121,114
                                                        ----------
                         INTERGRATED OIL - 5.2%
             500         BP Amoco plc, ADR..........        28,281
             450         Chevron Corporation........        38,166
           2,267         Conoco, Inc................        55,683
           1,286         Exxon Mobil Corporation....       100,950
           1,155         Royal Dutch Petroleum
                         Company....................        71,105
             375         Ultramar Diamond Shamrock
                         Corporation................         9,305
             850         Unocal Corporation.........        28,156
                                                        ----------
                                                           331,646
                                                        ----------
                         INVESTMENT SERVICES - 1.6%
           1,635         Chase Manhattan
                         Corporation................        75,312
             510         Paine Webber
                         Group, Inc.................        23,205
                                                        ----------
                                                            98,517
                                                        ----------
                         MEDICAL DEVICES AND
                           SUPPLIES - 1.4%
           1,950         Abbott Laboratories........        86,897
                                                        ----------
                         METALS AND MINING - 1.6%
           1,500         Alcoa Inc..................        43,500
             575         Minnesota Mining &
                         Manufacturing Company......        47,437
             350         Phelps Dodge Corporation...        13,016
                                                        ----------
                                                           103,953
                                                        ----------
                         OILFIELD SERVICES - 0.3%
             675         Tosco Corporation..........        19,111
                                                        ----------
                         PAPER AND FOREST
                           PRODUCTS - 0.9%
             625         International Paper
                         Company....................        18,633
             825         Weyerhaeuser Company.......        35,475
                                                        ----------
                                                            54,108
                                                        ----------
     SHARES                                             VALUE
-------------------------------------------------------------------
                         PHARMACEUTICALS - 2.4%
           1,250         Bristol-Myers Squibb
                         Company....................    $   72,813
           1,585         Schering-Plough
                         Corporation................        80,042
                                                        ----------
                                                           152,855
                                                        ----------
                         PUBLISHING AND ADVERTISING - 0.9%
             750         Knight-Ridder Inc..........        39,891
             300         McGraw-Hill
                         Companies, Inc.............        16,200
                                                        ----------
                                                            56,091
                                                        ----------
                         RAILROADS, TRUCKING AND
                           SHIPPING - 0.6%
           1,025         FedEx Corporation+.........        38,950
                                                        ----------
                         SEMICONDUCTORS - 0.8%
             800         Intergrated Device
                         Technology, Inc.+..........        47,900
                                                        ----------
                         SOFTWARE - 1.5%
             650         Computer Associates
                         International Inc..........        33,272
           1,250         First Data Corporation.....        62,031
                                                        ----------
                                                            95,303
                                                        ----------
                         SPECIALTY STORES - 0.9%
           1,175         Barnes & Noble, Inc.+......        26,144
             800         Lowe's Companies Inc.......        32,850
                                                        ----------
                                                            58,994
                                                        ----------
                         TELECOMMUNICATIONS
                           SERVICES - 0.5%
             655         WorldCom, Inc.+............        30,048
                                                        ----------
                         TOBACCO - 0.5%
           2,150         UST Inc....................        31,578
                                                        ----------
                         UTILITIES - MISCELLANEOUS - 4.6%
           1,775         American Water Works
                         Company, Inc...............        44,375
           1,367         AT&T Corporation...........        43,231
             450         Bell Atlantic
                         Corporation................        22,866
           1,150         DTE Energy Company.........        35,147
             415         GTE Corporation............        25,834
           1,875         NICOR Inc..................        61,171

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- BALANCED ASSETS PORTFOLIO

 STATEMENT OF NET ASSETS (CONTINUED)                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

     SHARES                                             VALUE
-------------------------------------------------------------------
                         UTILITIES - MISCELLANEOUS (CONTINUED)
           1,275         SBC Communications Inc.....    $   55,144
                                                        ----------
                                                           287,768
                                                        ----------
                         TOTAL COMMON STOCKS
                           (Cost $3,342,765)........     3,346,870
                                                        ----------

   PRINCIPAL
     AMOUNT
     ------
                         CORPORATE BONDS AND NOTES - 16.4%
                         AEROSPACE AND DEFENSE -
                           0.4%
     $    25,000         Raytheon Company,
                           7.900% 03/01/03..........        25,119
                                                        ----------
                         BEVERAGES - 0.8%
          25,000         J. Seagram & Sons, Inc.,
                           6.625% 12/15/05..........        23,928
          30,000         Pepsi Bottling
                           Holdings, Inc.,
                           5.375% 02/17/04..........        28,316
                                                        ----------
                                                            52,244
                                                        ----------
                         BROADCASTING AND CABLE - 0.9%
          30,000         Clear Channel
                           Communications, Inc.,
                           7.875% 06/15/05..........        30,086
          25,000         Time Warner Inc.,
                           8.110% 08/15/06..........        25,505
                                                        ----------
                                                            55,591
                                                        ----------
                         CHEMICALS - SPECIALTY -
                           0.4%
          25,000         Rohm and Haas Company,
                           7.850% 07/15/29..........        25,272
                                                        ----------
                         COMMERCIAL BANKING - 2.1%
          25,000         Abbey National plc,
                           6.690% 10/17/05..........        23,973
          30,000         Chase Manhattan
                           Corporation,
                           5.750% 04/15/04..........        28,235
          25,000         First Union Corporation,
                           7.700% 02/15/05..........        24,867
          30,000         PNC Funding Corporation,
                           7.000% 09/01/04..........        29,336
          30,000         Wells Fargo & Company,
                           6.625% 07/15/04..........        29,263
                                                        ----------
                                                           135,674
                                                        ----------
   PRINCIPAL
     AMOUNT                                             VALUE
-------------------------------------------------------------------
                         COMPUTER SERVICES - 0.5%
     $    30,000         Electronic Data Systems
                           Corporation,
                           6.850% 10/15/04..........    $   29,338
                                                        ----------
                         CONSUMER CREDIT AND
                           MORTGAGES - 0.5%
          30,000         Capital One Bank,
                           8.250% 06/15/05..........        29,941
                                                        ----------
                         CONSUMER SERVICES - 0.5%
          30,000         Union Tank Car Company,
                           6.680% 01/15/08..........        28,758
                                                        ----------
                         ENERGY - MISCELLANEOUS - 0.5%
          30,000         USX Corporation,
                           6.650% 02/01/06..........        28,503
                                                        ----------
                         FINANCE - MISCELLANEOUS - 4.9%
          30,000         Bear Stearns Companies
                           Inc.,
                           7.625% 02/01/05..........        29,538
          30,000         Case Credit Corporation,
                           6.150% 03/01/02..........        28,664
          30,000         Caterpillar Financial
                           Services
                           Corporation,
                           6.875% 08/01/04..........        29,498
          25,000         CIT Group, Inc.,
                           7.375% 03/15/03..........        24,851
          25,000         Finova Capital Corporation,
                           7.250% 11/08/04..........        22,022
          25,000         Ford Motor Credit Company,
                           7.500% 03/15/05..........        24,876
          25,000         Heller Financial, Inc.,
                           6.000% 03/19/04..........        23,396
          30,000         Household Finance
                           Corporation,
                           8.000% 05/09/05..........        30,236
          30,000         National Rural Utilities
                           Cooperative Finance
                           Corporation,
                           6.125% 05/15/05..........        28,474
          25,000         Paine Webber Group, Inc.,
                           6.375% 05/15/04..........        23,605
          30,000         Toyota Motor Credit
                           Corporation,
                           5.625% 11/13/03..........        28,684

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- BALANCED ASSETS PORTFOLIO

 STATEMENT OF NET ASSETS (CONTINUED)                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

   PRINCIPAL
     AMOUNT                                             VALUE
-------------------------------------------------------------------
                         FINANCE - MISCELLANEOUS (CONTINUED)
     $    25,000         Washington Mutual, Inc.,
                           7.500% 08/15/06..........    $   24,277
                                                        ----------
                                                           318,121
                                                        ----------
                         FOOD AND DRUG STORES - 0.4%
          25,000         Safeway Inc.,
                           7.250% 09/15/04..........        24,733
                                                        ----------
                         INSURANCE - 0.4%
          25,000         American General Finance
                           Corporation,
                           7.450% 01/15/05..........        24,945
                                                        ----------
                         INTERGRATED OIL - 0.4%
          25,000         Conoco Inc., Class A,
                           5.900% 04/15/04..........        23,815
                                                        ----------
                         INVESTMENT SERVICES - 1.6%
          25,000         Goldman Sachs Group, LP,
                           6.625% 12/01/04^.........        24,141
          30,000         Lehman Brothers Holdings
                           Inc.,
                           6.625% 04/01/04..........        28,635
          25,000         Merrill Lynch &
                           Company, Inc.,
                           6.000% 07/15/05..........        23,398
          25,000         Morgan Stanley Dean Witter
                           and Company,
                           5.625% 01/20/04..........        23,469
                                                        ----------
                                                            99,643
                                                        ----------
                         MEDICAL DEVICES AND
                           SUPPLIES - 0.5%
          30,000         Pharmacia Corporation,
                           5.375% 12/01/01..........        29,195
                                                        ----------
                         NATURAL GAS PIPELINES -
                           0.9%
          30,000         KN Energy, Inc.,
                           6.450% 03/01/03..........        29,104
          30,000         Williams Companies, Inc.,
                           6.500% 08/01/06..........        28,284
                                                        ----------
                                                            57,388
                                                        ----------
                         TELECOMMUNICATIONS
                           SERVICES - 0.7%
          25,000         Sprint Capital Corporation,
                           6.875% 11/15/28..........        21,689
   PRINCIPAL
     AMOUNT                                             VALUE
-------------------------------------------------------------------
                         TELECOMMUNICATIONS
                           SERVICES (CONTINUED)
     $    25,000         Vodafone AirTouch plc,
                           7.625% 02/15/05..........    $   25,034
                                                        ----------
                                                            46,723
                                                        ----------
                         TOTAL CORPORATE BONDS AND
                           NOTES
                           (Cost $1,035,353)........     1,035,003
                                                        ----------
                         FOREIGN BONDS AND
                           NOTES - 1.2%
          25,000         AT&T Canada Inc.,
                           7.650% 09/15/06..........        25,164
          30,000         Corp Andina de Fomento,
                           8.875% 06/01/05..........        31,003
          25,000         Tyco International Group
                           SA,
                           6.875% 01/15/29..........        21,378
                                                        ----------
                         TOTAL FOREIGN BONDS AND
                           NOTES
                           (Cost $76,246)...........        77,545
                                                        ----------
                         MORTGAGE-BACKED
                           SECURITIES - 19.2%
                         FEDERAL NATIONAL MORTGAGE
                           ASSOCIATION (FNMA)
                           CERTIFICATES - 17.2%
         268,000         6.625% 09/15/09............       258,912
         299,096         8.000% 04/01/30............       300,433
         561,360         6.500% 05/01/30............       529,784
                                                        ----------
                                                         1,089,129
                                                        ----------
                         GOVERNMENT NATIONAL
                           MORTGAGE ASSOCIATION
                           (GNMA) CERTIFICATES -
                           2.0%
         123,000         8.000% 07/01/30............       124,307
                                                        ----------
                         TOTAL MORTGAGE-BACKED
                           SECURITIES
                           (Cost $1,210,997)........     1,213,436
                                                        ----------
                         U.S. TREASURY OBLIGATIONS - 7.9%
                         U.S. TREASURY NOTES - 3.5%
          90,000         5.000% 04/30/01............        88,931
          30,000         6.625% 04/30/02............        30,094
         105,000         6.500% 05/31/02............       105,131
                                                        ----------
                                                           224,156
                                                        ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- BALANCED ASSETS PORTFOLIO

 STATEMENT OF NET ASSETS (CONTINUED)                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

   PRINCIPAL
     AMOUNT                                             VALUE
-------------------------------------------------------------------
                         U.S. TREASURY STRIPS - 4.4%
     $   280,000         Interest only .000%
                         08/15/09...................    $  160,179
          30,000         Principal only .000%
                         05/15/20...................         8,850
         330,000         Principal only .000%
                         11/15/21...................        89,334
          15,000         Principal only .000%
                         08/15/26...................         3,146
          60,000         Principal only .000%
                         02/15/27...................        12,278
                                                        ----------
                                                           273,787
                                                        ----------
                         TOTAL U.S. TREASURY
                           OBLIGATIONS
                           (Cost $485,396)..........       497,943
                                                        ----------
     SHARES
     ------
                         INVESTMENT COMPANIES - 8.1%
                           (Cost $510,194)
         510,194         Nations Cash Reserves#.....       510,194
                                                        ----------

                                                   VALUE
-----------------------------------------------------------
          TOTAL INVESTMENTS
            (Cost $6,660,951*)......    105.8%    6,680,991
                                                 ----------
          OTHER ASSETS AND
            LIABILITIES (NET).......     (5.8)%
          Cash...............................    $      173
          Receivable for investment
            securities sold..................        37,218
          Dividends receivable...............         5,692
          Interest receivable................        35,830
          Receivable from investment
            advisor..........................         4,827
          Unamortized organization costs.....        10,986
          Collateral on securities loaned....      (246,894)
          Administration fee payable.........        (1,214)
          Payable for investment securities
            purchased........................      (182,167)
          Accrued Trustees' fees and
            expenses.........................        (8,924)
          Accrued expenses and other
            liabilities......................       (22,140)
                                                 ----------
          TOTAL OTHER ASSETS AND LIABILITIES
            (NET)............................      (366,613)
                                                 ----------
          NET ASSETS................    100.0%   $6,314,378
                                        =====    ==========
          NET ASSETS CONSIST OF:
          Undistributed net investment
            income...........................    $   95,424
          Accumulated net realized loss on
            investments sold.................      (201,764)
          Net unrealized appreciation of
            investments......................        20,040
          Paid-in capital....................     6,400,678
                                                 ----------
          NET ASSETS.........................    $6,314,378
                                                 ==========
          NET ASSET VALUE, OFFERING AND
            REDEMPTION PRICE PER SHARE
            ($6,314,378  DIVIDED BY 660,008
            shares outstanding)..............    $     9.57
                                                 ==========

-----------------

*                       Federal Income Tax Information: Net unrealized
                        appreciation of $20,040 on investment securities was
                        comprised of gross appreciation of $321,972 and gross
                        depreciation of $301,932 for Federal income tax purposes.
                        At June 30, 2000, the aggregate cost of securities for
                        Federal income tax purposes was $6,660,951.
^                       Security exempt from registration under Rule 144A of the
                        Securities Act of 1933. These securities may be resold in
                        transactions exempt from registration, normally to
                        qualified institutional buyers.
+                       Non-income producing security.
#                       Money market mutual fund registered under the Investment
                        Company Act of 1940, as amended, and sub-advised by Banc
                        of America Capital Management, Inc. A portion of this
                        amount represents cash collateral received from securities lending activity (Note 8). The portion that represents
                        cash collateral is $246,894.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                        [Intentionally left blank page]

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

 STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                                                INTERNATIONAL      FOCUSED
                                                                   GROWTH         EQUITIES
                                                                  PORTFOLIO       PORTFOLIO
                                                                -------------     ---------
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $6,654,
  $2,192, $7, $4, $434, $618, $359 and $105, respectively)..      $  45,234      $   210,643
Interest....................................................         27,578          345,324
Securities lending..........................................             --           19,200
                                                                  ---------      -----------
    Total investment income.................................         72,812          575,167
                                                                  ---------      -----------
EXPENSES:
Investment advisory fee.....................................         32,732          466,667
Custodian fees..............................................         10,348            3,617
Transfer agent fees.........................................          1,130           17,124
Trustees' fees and expenses.................................          6,916            6,924
Administration fee..........................................          9,001          143,111
Shareholder servicing and distribution fees.................         10,229          155,653
Legal and audit fees........................................         15,468           37,880
Printing fee................................................          3,332            2,666
Amortization of organization costs..........................          1,496            1,496
Interest expense............................................             --              495
Other.......................................................          2,648            3,228
                                                                  ---------      -----------
    Total expenses..........................................         93,300          838,861
Fees waived and expenses reimbursed by investment adviser,
  administrator and/or distributor..........................        (42,156)        (157,629)
Fees reduced by credits allowed by the custodian............             --             (565)
                                                                  ---------      -----------
    Net expenses............................................         51,144          680,667
                                                                  ---------      -----------
NET INVESTMENT INCOME/(LOSS)................................         21,668         (105,500)
                                                                  ---------      -----------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................        318,430       (4,600,959)
  Futures contracts.........................................             --               --
  Foreign currency and net other assets.....................          1,723               --
                                                                  ---------      -----------
Net realized gain/(loss) on investments.....................        320,153       (4,600,959)
                                                                  ---------      -----------
Change in unrealized appreciation/(depreciation) of
  Securities................................................       (454,791)      (4,836,874)
  Futures contracts.........................................             --               --
  Foreign currency and net other assets.....................             71               --
                                                                  ---------      -----------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................       (454,720)      (4,836,874)
                                                                  ---------      -----------
Net realized and unrealized gain/(loss) on investments......       (134,567)      (9,437,833)
                                                                  ---------      -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $(112,899)     $(9,543,333)
                                                                  =========      ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

--------------------------------------------------------------------------------

                                                      SMALLCAP    AGGRESSIVE    GROWTH &      MANAGED                   BALANCED
                                                        INDEX       GROWTH       INCOME        INDEX        VALUE        ASSETS
                                                      PORTFOLIO   PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                      ---------   ----------    ---------    ---------    ---------    ---------
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of
  $6,654, $2,192, $7, $4, $434, $618, $359 and $105,
  respectively)...................................... $ 24,650    $  24,140    $   118,500   $ 117,728    $  88,008    $  32,558
Interest.............................................   11,035        9,358        212,022      25,111        8,907       92,989
Securities lending...................................      497           --         10,835          --          139          627
                                                      --------    ---------    -----------   ---------    ---------    ---------
    Total investment income..........................   36,182       33,498        341,357     142,839       97,054      126,174
                                                      --------    ---------    -----------   ---------    ---------    ---------
EXPENSES:
Investment advisory fee..............................   14,967       20,168        269,512      43,751       31,724       19,889
Custodian fees.......................................      762        1,041          3,306       1,383        1,483        1,019
Transfer agent fees..................................    2,094        1,908          9,876       4,462        2,626        1,750
Trustees' fees and expenses..........................    6,916        6,916          6,916       6,918        7,572        6,916
Administration fee...................................    8,606        7,136         82,650      25,157       11,226        7,038
Shareholder servicing and distribution fees..........    9,354        7,757         89,925      27,345       12,202        7,650
Legal and audit fees.................................   16,678       16,426         27,528      20,180       17,378       16,088
Printing fee.........................................   12,104        2,598          2,598       9,736        3,332        4,008
Amortization of organization costs...................    1,496        1,496          1,496       1,496        1,496        1,496
Interest expense.....................................       --           --            531          --          202           --
Other................................................      654          587          1,928         944          606          586
                                                      --------    ---------    -----------   ---------    ---------    ---------
    Total expenses...................................   73,631       66,033        496,266     141,372       89,847       66,440
Fees waived and expenses reimbursed by investment
  adviser, administrator and/or distributor..........  (45,589)     (34,910)       (99,198)    (59,310)     (40,441)     (35,561)
Fees reduced by credits allowed by the custodian.....       (3)         (95)        (1,388)        (27)        (396)        (129)
                                                      --------    ---------    -----------   ---------    ---------    ---------
    Net expenses.....................................   28,039       31,028        395,680      82,035       49,010       30,750
                                                      --------    ---------    -----------   ---------    ---------    ---------
NET INVESTMENT INCOME/(LOSS).........................    8,143        2,470        (54,323)     60,804       48,044       95,424
                                                      --------    ---------    -----------   ---------    ---------    ---------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions..............................  238,936     (299,958)     1,096,855     (16,276)      96,428       88,052
  Futures contracts..................................   (9,872)     (66,526)            --      43,948           --           --
  Foreign currency and net other assets..............       --           --             --          --           --           --
                                                      --------    ---------    -----------   ---------    ---------    ---------
Net realized gain/(loss) on investments..............  229,064     (366,484)     1,096,855      27,672       96,428       88,052
                                                      --------    ---------    -----------   ---------    ---------    ---------
Change in unrealized appreciation/(depreciation) of
  Securities.........................................  300,549     (117,876)    (3,617,808)   (227,269)    (542,892)    (280,867)
  Futures contracts..................................   (4,177)        (239)            --     (15,136)          --           --
  Foreign currency and net other assets..............       --           --             --          --           --           --
                                                      --------    ---------    -----------   ---------    ---------    ---------
Net change in unrealized appreciation/(depreciation)
  of investments.....................................  296,372     (118,115)    (3,617,808)   (242,405)    (542,892)    (280,867)
                                                      --------    ---------    -----------   ---------    ---------    ---------
Net realized and unrealized gain/(loss) on
  investments........................................  525,436     (484,599)    (2,520,953)   (214,733)    (446,464)    (192,815)
                                                      --------    ---------    -----------   ---------    ---------    ---------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS......................................... $533,579    $(482,129)   $(2,575,276)  $(153,929)   $(398,420)   $ (97,391)
                                                      ========    =========    ===========   =========    =========    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   INTERNATIONAL GROWTH PORTFOLIO
                                                                ------------------------------------
                                                                SIX MONTHS ENDED
                                                                    6/30/00              YEAR ENDED
                                                                  (UNAUDITED)             12/31/99
                                                                ----------------         ----------
Net investment income/(loss)................................       $    21,668           $   14,751
Net realized gain/(loss) on investments, futures contracts,
  written options and foreign currency transactions.........           320,153              225,389
Net change in unrealized appreciation/(depreciation) of
  investments and assets and liabilities in foreign
  currencies................................................          (454,720)           1,291,854
                                                                   -----------           ----------
Net increase/(decrease) in net assets resulting from
  operations................................................          (112,899)           1,531,994
Distributions to shareholders from net investment income....                --              (19,866)
Distributions to shareholders in excess of net investment
  income....................................................                --                   --
Distributions to shareholders from net realized gain on
  investments...............................................                --             (111,940)
Net increase/(decrease) in net assets from Fund share
  transactions..............................................         5,537,199            2,188,381
                                                                   -----------           ----------
Net increase/(decrease) in net assets.......................         5,424,300            3,588,569

NET ASSETS:
Beginning of period.........................................         5,898,206            2,309,637
                                                                   -----------           ----------
End of period...............................................       $11,322,506           $5,898,206
                                                                   ===========           ==========
Undistributed net investment income/(net investment loss) at
  end of period.............................................       $    20,578           $   (1,090)
                                                                   ===========           ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

--------------------------------------------------------------------------------

                                                         FOCUSED EQUITIES PORTFOLIO         SMALLCAP INDEX PORTFOLIO
                                                      --------------------------------   ------------------------------
                                                      SIX MONTHS ENDED                   SIX MONTHS ENDED
                                                          6/30/00         YEAR ENDED         6/30/00        YEAR ENDED
                                                        (UNAUDITED)        12/31/99        (UNAUDITED)       12/31/99
                                                      ----------------    ----------     ----------------   ----------
Net investment income/(loss).........................   $   (105,500)    $    (93,837)      $    8,143      $    8,742
Net realized gain/(loss) on investments, futures
  contracts, written options and foreign currency
  transactions.......................................     (4,600,959)       2,605,756          229,064        (459,781)
Net change in unrealized appreciation/(depreciation)
  of investments and assets and liabilities in
  foreign currencies.................................     (4,836,874)      28,089,522          296,372         886,856
                                                        ------------     ------------       ----------      ----------
Net increase/(decrease) in net assets resulting from
  operations.........................................     (9,543,333)      30,601,441          533,579         435,817
Distributions to shareholders from net investment
  income.............................................             --               --               --          (8,742)
Distributions to shareholders in excess of net
  investment income..................................             --               --               --          (1,765)
Distributions to shareholders from net realized gain
  on investments.....................................             --         (727,438)              --              --
Net increase/(decrease) in net assets from Fund share
  transactions.......................................     38,607,161       58,720,835          478,799         664,101
                                                        ------------     ------------       ----------      ----------
Net increase/(decrease) in net assets................     29,063,828       88,594,838        1,012,378       1,089,411

NET ASSETS:
Beginning of period..................................    113,115,445       24,520,607        7,186,929       6,097,518
                                                        ------------     ------------       ----------      ----------
End of period........................................   $142,179,273     $113,115,445       $8,199,307      $7,186,929
                                                        ============     ============       ==========      ==========
Undistributed net investment income/(net investment
  loss) at end of period.............................   $   (105,500)    $         --       $    8,143      $       --
                                                        ============     ============       ==========      ==========

                                                        AGGRESSIVE GROWTH PORTFOLIO
                                                       ------------------------------
                                                       SIX MONTHS ENDED
                                                           6/30/00        YEAR ENDED
                                                         (UNAUDITED)       12/31/99
                                                       ----------------   ----------
Net investment income/(loss).........................     $     2,470     $   13,544
Net realized gain/(loss) on investments, futures
  contracts, written options and foreign currency
  transactions.......................................        (366,484)       124,855
Net change in unrealized appreciation/(depreciation)
  of investments and assets and liabilities in
  foreign currencies.................................        (118,115)       385,285
                                                          -----------     ----------
Net increase/(decrease) in net assets resulting from
  operations.........................................        (482,129)       523,684
Distributions to shareholders from net investment
  income.............................................              --        (13,544)
Distributions to shareholders in excess of net
  investment income..................................              --         (2,847)
Distributions to shareholders from net realized gain
  on investments.....................................              --             --
Net increase/(decrease) in net assets from Fund share
  transactions.......................................        (886,420)     2,380,410
                                                          -----------     ----------
Net increase/(decrease) in net assets................      (1,368,549)     2,887,703
NET ASSETS:
Beginning of period..................................       7,684,028      4,796,325
                                                          -----------     ----------
End of period........................................     $ 6,315,479     $7,684,028
                                                          ===========     ==========
Undistributed net investment income/(net investment
  loss) at end of period.............................     $     2,470     $       --
                                                          ===========     ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

--------------------------------------------------------------------------------

                                                                     GROWTH & INCOME PORTFOLIO
                                                                -----------------------------------
                                                                SIX MONTHS ENDED
                                                                    6/30/00             YEAR ENDED
                                                                  (UNAUDITED)            12/31/99
                                                                ----------------        ----------
Net investment income/(loss)................................       $   (54,323)        $   (64,883)
Net realized gain/(loss) on investments, futures contracts,
  written options and foreign currency transactions.........         1,096,855           1,047,722
Net change in unrealized appreciation/(depreciation) of
  investments and assets and liabilities in foreign
  currencies................................................        (3,617,808)         17,460,976
                                                                   -----------         -----------
Net increase/(decrease) in net assets resulting from
  operations................................................        (2,575,276)         18,443,815
Distributions to shareholders from net investment income....                --                  --
Distributions to shareholders in excess of net investment
  income....................................................                --                  --
Distributions to shareholders from net realized gain on
  investments...............................................                --                  --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................        22,557,410          30,029,023
                                                                   -----------         -----------
Net increase/(decrease) in net assets.......................        19,982,134          48,472,838

NET ASSETS:
Beginning of period.........................................        64,048,534          15,575,696
                                                                   -----------         -----------
End of period...............................................       $84,030,668         $64,048,534
                                                                   ===========         ===========
Undistributed net investment income/(net investment loss) at
  end of period.............................................       $   (54,323)        $        --
                                                                   ===========         ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

--------------------------------------------------------------------------------

                                                          MANAGED INDEX PORTFOLIO               VALUE PORTFOLIO
                                                      -------------------------------   -------------------------------
                                                      SIX MONTHS ENDED                  SIX MONTHS ENDED
                                                          6/30/00         YEAR ENDED        6/30/00         YEAR ENDED
                                                        (UNAUDITED)        12/31/99       (UNAUDITED)        12/31/99
                                                      ----------------    ----------    ----------------    ----------
Net investment income/(loss).........................    $    60,804     $    92,544       $    48,044     $    55,114
Net realized gain/(loss) on investments, futures
  contracts, written options and foreign currency
  transactions.......................................         27,672        (431,265)           96,428        (252,307)
Net change in unrealized appreciation/(depreciation)
  of investments and assets and liabilities in
  foreign currencies.................................       (242,405)      2,937,980          (542,892)        366,501
                                                         -----------     -----------       -----------     -----------
Net increase/(decrease) in net assets resulting from
  operations.........................................       (153,929)      2,599,259          (398,420)        169,308
Distributions to shareholders from net investment
  income.............................................             --         (92,544)               --         (55,114)
Distributions to shareholders in excess of net
  investment income..................................             --          (2,553)               --          (3,387)
Distributions to shareholders from net realized gain
  on investments.....................................             --              --                --              --
Net increase/(decrease) in net assets from Fund share
  transactions.......................................      3,476,258       8,244,288          (363,286)      4,888,909
                                                         -----------     -----------       -----------     -----------
Net increase/(decrease) in net assets................      3,322,329      10,748,450          (761,706)      4,999,716

NET ASSETS:
Beginning of period..................................     20,679,534       9,931,084        10,644,773       5,645,057
                                                         -----------     -----------       -----------     -----------
End of period........................................    $24,001,863     $20,679,534       $ 9,883,067     $10,644,773
                                                         ===========     ===========       ===========     ===========
Undistributed net investment income/(net investment
  loss) at end of period.............................    $    60,804     $        --       $    48,044     $        --
                                                         ===========     ===========       ===========     ===========

                                                         BALANCED ASSETS PORTFOLIO
                                                       ------------------------------
                                                       SIX MONTHS ENDED
                                                           6/30/00        YEAR ENDED
                                                         (UNAUDITED)       12/31/99
                                                       ----------------   ----------
Net investment income/(loss).........................     $   95,424      $  107,963
Net realized gain/(loss) on investments, futures
  contracts, written options and foreign currency
  transactions.......................................         88,052         (74,908)
Net change in unrealized appreciation/(depreciation)
  of investments and assets and liabilities in
  foreign currencies.................................       (280,867)         42,469
                                                          ----------      ----------
Net increase/(decrease) in net assets resulting from
  operations.........................................        (97,391)         75,524
Distributions to shareholders from net investment
  income.............................................             --        (107,963)
Distributions to shareholders in excess of net
  investment income..................................             --          (2,124)
Distributions to shareholders from net realized gain
  on investments.....................................             --              --
Net increase/(decrease) in net assets from Fund share
  transactions.......................................       (136,677)      2,760,168
                                                          ----------      ----------
Net increase/(decrease) in net assets................       (234,068)      2,725,605
NET ASSETS:
Beginning of period..................................      6,548,446       3,822,841
                                                          ----------      ----------
End of period........................................     $6,314,378      $6,548,446
                                                          ==========      ==========
Undistributed net investment income/(net investment
  loss) at end of period.............................     $   95,424      $       --
                                                          ==========      ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

 SCHEDULES OF CAPITAL STOCK ACTIVITY
--------------------------------------------------------------------------------

                                INTERNATIONAL GROWTH PORTFOLIO              SMALLCAP INDEX PORTFOLIO
                           ----------------------------------------  ---------------------------------------
                            SIX MONTHS ENDED                          SIX MONTHS ENDED
                              JUNE 30, 2000         YEAR ENDED         JUNE 30, 2000         YEAR ENDED
                               (UNAUDITED)       DECEMBER 31, 1999      (UNAUDITED)       DECEMBER 31, 1999
                           -------------------  -------------------  ------------------  -------------------
                           SHARES    DOLLARS    SHARES    DOLLARS    SHARES    DOLLARS   SHARES    DOLLARS
                           ------    -------    ------    -------    ------    -------   ------    -------
Sold.....................  398,572  $5,621,408  201,958  $2,334,605  72,879   $ 712,178  115,662  $1,007,940
Issued as reinvestment of
  dividends..............       --          --    9,469     131,806      --          --    1,150      10,507
Repurchased..............   (6,247)    (84,209) (25,273)   (278,030) (24,088)  (233,379) (39,780)   (354,346)
                           -------  ----------  -------  ----------  -------  ---------  -------  ----------
Net
  increase/(decrease)....  392,325  $5,537,199  186,154  $2,188,381  48,791   $ 478,799   77,032  $  664,101
                           =======  ==========  =======  ==========  =======  =========  =======  ==========

                                     FOCUSED EQUITIES PORTFOLIO                   AGGRESSIVE GROWTH PORTFOLIO
                           ----------------------------------------------  ------------------------------------------
                              SIX MONTHS ENDED                               SIX MONTHS ENDED         YEAR ENDED
                               JUNE 30, 2000             YEAR ENDED            JUNE 30, 2000         DECEMBER 31,
                                (UNAUDITED)          DECEMBER 31, 1999          (UNAUDITED)              1999
                           ----------------------  ----------------------  ---------------------  -------------------
                            SHARES      DOLLARS     SHARES      DOLLARS     SHARES     DOLLARS    SHARES    DOLLARS
                            ------      -------     ------      -------     ------     -------    ------    -------
Sold.....................  2,355,378  $43,950,471  3,946,905  $59,984,099    84,116  $   896,454  280,139  $3,169,471
Issued as reinvestment of
  dividends..............         --           --     48,789      727,437        --           --    1,458      16,391
Repurchased..............   (303,911)  (5,343,310)  (142,964)  (1,990,701) (165,667)  (1,782,874) (72,663)   (805,452)
                           ---------  -----------  ---------  -----------  --------  -----------  -------  ----------
Net
  increase/(decrease)....  2,051,467  $38,607,161  3,852,730  $58,720,835   (81,551) $  (886,420) 208,934  $2,380,410
                           =========  ===========  =========  ===========  ========  ===========  =======  ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

--------------------------------------------------------------------------------

                                     GROWTH & INCOME PORTFOLIO                          VALUE PORTFOLIO
                           ----------------------------------------------  ------------------------------------------
                              SIX MONTHS ENDED                               SIX MONTHS ENDED
                               JUNE 30, 2000             YEAR ENDED            JUNE 30, 2000          YEAR ENDED
                                (UNAUDITED)          DECEMBER 31, 1999          (UNAUDITED)        DECEMBER 31, 1999
                           ----------------------  ----------------------  ---------------------  -------------------
                            SHARES      DOLLARS     SHARES      DOLLARS     SHARES     DOLLARS    SHARES    DOLLARS
                            ------      -------     ------      -------     ------     -------    ------    -------
Sold.....................  1,504,003  $27,795,502  2,153,251  $30,512,813   129,776  $ 1,340,474  500,921  $5,318,789
Issued as reinvestment of
  dividends..............         --           --         --           --        --           --    5,658      58,501
Repurchased..............   (300,492)  (5,238,092)   (37,540)    (483,790) (170,887)  (1,703,760) (45,764)   (488,381)
                           ---------  -----------  ---------  -----------  --------  -----------  -------  ----------
Net
  increase/(decrease)....  1,203,511  $22,557,410  2,115,711  $30,029,023   (41,111) $  (363,286) 460,815  $4,888,909
                           =========  ===========  =========  ===========  ========  ===========  =======  ==========

                                   MANAGED INDEX PORTFOLIO                   BALANCED ASSETS PORTFOLIO
                           ----------------------------------------  ------------------------------------------
                            SIX MONTHS ENDED                           SIX MONTHS ENDED
                              JUNE 30, 2000         YEAR ENDED           JUNE 30, 2000          YEAR ENDED
                               (UNAUDITED)       DECEMBER 31, 1999        (UNAUDITED)        DECEMBER 31, 1999
                           -------------------  -------------------  ---------------------  -------------------
                           SHARES    DOLLARS    SHARES    DOLLARS     SHARES     DOLLARS    SHARES    DOLLARS
                           ------    -------    ------    -------     ------     -------    ------    -------
Sold.....................  307,532  $3,877,521  714,740  $8,529,730   107,466  $ 1,031,286  320,303  $3,129,437
Issued as reinvestment of
  dividends..............       --          --    7,482      95,097        --           --   11,625     110,087
Repurchased..............  (31,534)   (401,263) (33,590)   (380,539) (126,119)  (1,167,963) (48,355)   (479,356)
                           -------  ----------  -------  ----------  --------  -----------  -------  ----------
Net
  increase/(decrease)....  275,998  $3,476,258  688,632  $8,244,288   (18,653) $  (136,677) 283,573  $2,760,168
                           =======  ==========  =======  ==========  ========  ===========  =======  ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                   NET REALIZED
                                                    NET ASSET                          AND           NET INCREASE/     DIVIDENDS
                                                      VALUE           NET           UNREALIZED       (DECREASE) IN      FROM NET
                                                    BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT
                                                    OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME
                                                    ---------    -------------    --------------    ---------------    ----------
INTERNATIONAL GROWTH PORTFOLIO
Six months ended 6/30/00** (unaudited)..........     $14.35          $ 0.04           $(0.29)           $(0.25)              --
Year ended 12/31/99**...........................      10.28            0.06             4.35              4.41           $(0.05)
Period ended 12/31/98*..........................      10.00            0.06             0.25              0.31            (0.03)(a)
FOCUSED EQUITIES PORTFOLIO
Six months ended 6/30/00** (unaudited)..........     $19.71          $(0.02)          $(1.44)           $(1.46)              --
Year ended 12/31/99**...........................      13.00           (0.03)            6.90              6.87               --
Period ended 12/31/98*..........................      10.00            0.02             3.00              3.02           $(0.02)(a)
SMALLCAP INDEX PORTFOLIO
Six months ended 6/30/00 ** (unaudited).........     $ 9.55          $ 0.01           $ 0.67            $ 0.68               --
Year ended 12/31/99**...........................       9.03            0.01             0.52              0.53           $(0.01)
Period ended 12/31/98*..........................      10.00            0.03            (0.97)            (0.94)           (0.03)(a)
AGGRESSIVE GROWTH PORTFOLIO
Six months ended 6/30/00** (unaudited)..........     $11.63          $ 0.00(d)        $(0.72)           $(0.72)              --
Year ended 12/31/99**...........................      10.62            0.02             1.02              1.04           $(0.03)
Period ended 12/31/98*..........................      10.00            0.02             0.62              0.64            (0.02)(a)
GROWTH & INCOME PORTFOLIO
Six months ended 6/30/00** (unaudited)..........     $18.86          $(0.01)          $(0.58)           $(0.59)              --
Year ended 12/31/99**...........................      12.16           (0.03)            6.73              6.70               --
Period ended 12/31/98*..........................      10.00            0.02             2.16              2.18           $(0.02)(a)
MANAGED INDEX PORTFOLIO
Six months ended 6/30/00** (unaudited)..........     $13.03          $ 0.03           $(0.17)           $(0.14)              --
Year ended 12/31/99**...........................      11.06            0.08             1.95              2.03           $(0.06)
Period ended 12/31/98*..........................      10.00            0.06             1.07              1.13            (0.07)(a)
VALUE PORTFOLIO
Six months ended 6/30/00** (unaudited)..........     $10.61          $ 0.05           $(0.39)           $(0.34)              --
Year ended 12/31/99**...........................      10.41            0.07             0.19              0.26           $(0.06)
Period ended 12/31/98*..........................      10.00            0.04             0.41              0.45            (0.04)(a)
BALANCED ASSETS PORTFOLIO
Six months ended 6/30/00** (unaudited)..........     $ 9.65          $ 0.15           $(0.23)           $(0.08)              --
Year ended 12/31/99**...........................       9.68            0.20            (0.06)             0.14           $(0.17)
Period ended 12/31/98*..........................      10.00            0.09            (0.31)            (0.22)           (0.10)(a)

-------------------

*                       Portfolio commenced operations on March 27, 1998. Shares
                        were offered to the public on April 6, 1998.
**                      Per share net investment income has been calculated using
                        the monthly average shares method.
+                       Total return represents aggregate total return for the
                        period indicated and assumes reinvestment of all
                        distributions.
++                      Annualized.
(a)                     Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01
                        per share.
(b)                     The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense
                        reimbursements, was less than 0.01%.
(c)                     The effect of interest expense on the operating expense
                        ratio was less than 0.01%.
(d)                     Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

--------------------------------------------------------------------------------

                                                                                             RATIO OF        RATIO OF
                         DISTRIBUTIONS       TOTAL       NET ASSET             NET ASSETS    OPERATING    NET INVESTMENT
                           FROM NET        DIVIDENDS       VALUE                 END OF     EXPENSES TO     INCOME TO
                           REALIZED           AND         END OF      TOTAL      PERIOD       AVERAGE        AVERAGE
                         CAPITAL GAINS   DISTRIBUTIONS    PERIOD     RETURN+     (000)      NET ASSETS      NET ASSETS
                         -------------   -------------   ---------   -------   ----------   -----------   --------------
INTERNATIONAL GROWTH
  PORTFOLIO
Six months ended
  6/30/00**
  (unaudited)...........         --              --       $14.10      (1.81)%   $ 11,323        1.25%++         0.53%++
Year ended 12/31/99**...     $(0.29)         $(0.34)       14.35      43.05        5,898        1.25            0.43
Period ended
  12/31/98*.............         --              --        10.28       3.11        2,310        1.25++          1.09++
FOCUSED EQUITIES
  PORTFOLIO
Six months ended
  6/30/00**
  (unaudited)...........         --              --       $18.25      (7.41)%   $142,179        1.09%++(b)(c)      (0.17)%++
Year ended 12/31/99**...     $(0.16)         $(0.16)       19.71      53.28      113,115        1.10(b)        (0.17)
Period ended
  12/31/98*.............         --              --        13.00      30.16       24,521        1.10++(b)       0.33++
SMALLCAP INDEX PORTFOLIO
Six months ended 6/30/00
  ** (unaudited)........         --              --       $10.23       7.12%    $  8,199        0.75%++(b)       0.22%++
Year ended 12/31/99**...         --          $(0.01)        9.55       5.92        7,187        0.75            0.14
Period ended
  12/31/98*.............         --              --         9.03      (9.35)       6,098        0.75++(b)       0.49++
AGGRESSIVE GROWTH
  PORTFOLIO
Six months ended
  6/30/00**
  (unaudited)...........         --              --       $10.91      (6.19)%   $  6,315        1.00%++(b)       0.08%++
Year ended 12/31/99**...         --          $(0.03)       11.63       9.75        7,684        1.00(b)(c)       0.22
Period ended
  12/31/98*.............         --              --        10.62       6.44        4,796        1.00++(b)       0.44++
GROWTH & INCOME
  PORTFOLIO
Six months ended
  6/30/00**
  (unaudited)...........         --              --       $18.27      (3.13)%   $ 84,031        1.10%++(b)(c)      (0.15)%++
Year ended 12/31/99**...         --              --        18.86      55.10       64,049        1.10(b)        (0.20)
Period ended
  12/31/98*.............         --              --        12.16      21.80       15,576        1.10++(b)       0.40++
MANAGED INDEX PORTFOLIO
Six months ended
  6/30/00**
  (unaudited)...........         --              --       $12.89      (1.07)%   $ 24,002        0.75%++(b)       0.56%++
Year ended 12/31/99**...         --          $(0.06)       13.03      18.27       20,680        0.75(b)         0.64
Period ended
  12/31/98*.............         --              --        11.06      11.39        9,931        0.75++(b)       1.04++
VALUE PORTFOLIO
Six months ended
  6/30/00**
  (unaudited)...........         --              --       $10.27      (3.20)%   $  9,883        1.00%++(b)(c)       0.99%++
Year ended 12/31/99**...         --          $(0.06)       10.61       2.50       10,645        1.00(b)         0.67
Period ended
  12/31/98*.............         --              --        10.41       4.48        5,645        1.00++(b)       0.83++
BALANCED ASSETS
  PORTFOLIO
Six months ended
  6/30/00**
  (unaudited)...........         --              --       $ 9.57      (0.83)%   $  6,314        1.00%++(b)       3.12%++
Year ended 12/31/99**...         --          $(0.17)        9.65       1.44        6,548        1.00(b)         2.01
Period ended
  12/31/98*.............         --              --         9.68      (2.23)       3,823        1.00++(b)       2.36++

                                      WITHOUT WAIVERS
                                      AND/OR EXPENSE
                                      REIMBURSEMENTS
                                      ---------------
                                         RATIO OF
                                         OPERATING
                          PORTFOLIO     EXPENSES TO
                          TURNOVER        AVERAGE
                            RATE        NET ASSETS
                          ---------     -----------
INTERNATIONAL GROWTH
  PORTFOLIO
Six months ended
  6/30/00**
  (unaudited)...........      19%          2.28%++
Year ended 12/31/99**...      24           2.64
Period ended
  12/31/98*.............      16           4.09++
FOCUSED EQUITIES
  PORTFOLIO
Six months ended
  6/30/00**
  (unaudited)...........      85%          1.34%++(b)
Year ended 12/31/99**...     134           1.38(b)
Period ended
  12/31/98*.............     236           1.94++(b)
SMALLCAP INDEX PORTFOLIO
Six months ended 6/30/00
  ** (unaudited)........      68%          1.97%++(b)
Year ended 12/31/99**...      55           1.21
Period ended
  12/31/98*.............      44           1.70++(b)
AGGRESSIVE GROWTH
  PORTFOLIO
Six months ended
  6/30/00**
  (unaudited)...........      77%          2.13%++(b)
Year ended 12/31/99**...      50           1.81(b)
Period ended
  12/31/98*.............      40           2.41++(b)
GROWTH & INCOME
  PORTFOLIO
Six months ended
  6/30/00**
  (unaudited)...........      68%          1.38%++(b)
Year ended 12/31/99**...     110           1.41(b)
Period ended
  12/31/98*.............     184           1.99++(b)
MANAGED INDEX PORTFOLIO
Six months ended
  6/30/00**
  (unaudited)...........      38%          1.29%++(b)
Year ended 12/31/99**...      76           1.07(b)
Period ended
  12/31/98*.............      16           1.62++(b)
VALUE PORTFOLIO
Six months ended
  6/30/00**
  (unaudited)...........      69%          1.83%++(b)
Year ended 12/31/99**...      82           1.68(b)
Period ended
  12/31/98*.............      27           2.32++(b)
BALANCED ASSETS
  PORTFOLIO
Six months ended
  6/30/00**
  (unaudited)...........     106%          2.17%++(b)
Year ended 12/31/99**...      75           1.79(b)
Period ended
  12/31/98*.............      94           2.71++(b)

-------------------

*                       Portfolio commenced operations on March 27, 1998. Shares
                        were offered to the public on April 6, 1998.
**                      Per share net investment income has been calculated using
                        the monthly average shares method.
+                       Total return represents aggregate total return for the
                        period indicated and assumes reinvestment of all
                        distributions.
++                      Annualized.
(a)                     Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01
                        per share.
(b)                     The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense
                        reimbursements, was less than 0.01%.
(c)                     The effect of interest expense on the operating expense
                        ratio was less than 0.01%.
(d)                     Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Nations Annuity Trust (the "Trust"), was organized as a Delaware business trust on February 5, 1998 and commenced operations March 27, 1998. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company whose shares are offered in the following eight portfolios: Nations International Growth Portfolio, Nations Marsico Focused Equities Portfolio, Nations SmallCap Index Portfolio (formerly Managed SmallCap Index Portfolio), Nations Aggressive Growth Portfolio (formerly Disciplined Equity Portfolio), Nations Marsico Growth & Income Portfolio, Nations Managed Index Portfolio, Nations Value Portfolio and Nations Balanced Assets Portfolio (individually, a "Portfolio", collectively the "Portfolios"). The Portfolios are made available only to variable annuity and variable life separate accounts issued by participating life insurance companies. Each Portfolio has distinct investment objectives as follows:

International Growth               --  Seeks long-term capital growth by investing primarily in equity securities of companies domiciled in countries
                                       outside of the United States and listed on major stock
                                       exchanges primarily in Europe and the Pacific Basin.
Focused Equities                   --  Seeks long-term growth of capital.
SmallCap Index                     --  Seeks investment results that (before fees and expenses)
                                       correspond to the total return of the Standard & Poor's
                                       SmallCap 600 Index.
Aggressive Growth                  --  Seeks capital appreciation.
Growth & Income                    --  Seeks long-term growth of capital with a limited emphasis on income.
Managed Index                      --  Seeks, over the long-term, to provide a total return that
                                       (before fees and expenses) exceeds the total return of the
                                       Standard & Poor's 500 Composite Stock Price Index.
Value                              --  Seeks growth of capital by investing in companies that are believed to be undervalued.
Balanced Assets                    --  Seeks total return by investing in equity and fixed income securities.

1. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

SECURITIES VALUATION: Securities which are traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities may be valued using broker quotations or on the basis of prices provided by pricing services. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current value.

Nations Funds
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

FUTURES CONTRACTS: All Portfolios may invest in futures contracts. Upon entering into a futures contract, a Portfolio is required to deposit with the broker an amount of cash or cash equivalents equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Portfolio each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract. A Portfolio recognizes a realized gain or loss when the contract is closed, equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.

Risks of investments in futures contracts include the possible movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with changes in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately stated in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

FORWARD FOREIGN CURRENCY TRANSACTIONS: Generally, a Portfolio may enter into forward currency exchange contracts only under two circumstances: (i) when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; and (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Portfolios from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of Net Assets. In addition, the Portfolio could be exposed to risks if counterparties to the contracts are unable to

Nations Funds
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions. The Portfolios had no forward foreign currency contracts outstanding at June 30, 2000.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Distributions from net investment income are declared and paid annually by the Portfolios. Each Portfolio will distribute net realized capital gains (including net short-term capital gains), annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

FEDERAL INCOME TAX: Each Portfolio intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for Federal income or excise taxes.

The Portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolios will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

EXPENSES: General expenses of the Trust are allocated to the Portfolios based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Portfolio are charged to such Portfolio. The Portfolios bear all costs in connection with their organization, including the fees and expenses of registering and qualifying their shares for distribution under Federal and state securities regulations. All such costs are being amortized on a straight line basis over a period of five years from commencement of operations.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Trust has, on behalf of the Portfolios, entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Advisors, Inc. ("BAAI"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BAAI provides investment advisory services to the Portfolios. Under the terms of the Investment Advisory Agreement, BAAI is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each
Portfolio:

                                                              ANNUAL RATE
-------------------------------------------------------------------------
International Growth........................................     0.80%
Focused Equities, Growth & Income...........................     0.75%
Aggressive Growth, Value, Balanced Assets...................     0.65%
SmallCap Index, Managed Index...............................     0.40%

Nations Funds
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

The Trust has, on behalf of the Portfolios listed below, entered into a sub-advisory agreement with BAAI and Banc of America Capital Management, Inc. ("BACAP") (formerly known as TradeStreet Investment Associates, Inc.), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BAAI at the following maximum annual rate of each Portfolio's average daily net assets:

                                                              ANNUAL RATE
-------------------------------------------------------------------------
SmallCap Index, Managed Index...............................     0.10%
Aggressive Growth, Value, Balanced Assets...................     0.25%

The Trust has, on behalf of the Focused Equities and Growth & Income Portfolios, entered into a sub-advisory agreement with Marsico Capital Management, LLC ("Marsico"), pursuant to which Marsico is entitled to receive a sub-advisory fee from BAAI at the annual rate of 0.45% of each Portfolio's average daily net assets. Marsico Management Holdings, LLC, a wholly-owned subsidiary of Bank of America, owns 50% of the equity of Marsico.

On June 28, 2000, Bank of America announced its intention to purchase the remaining 50% equity interest in Marsico. Under applicable law, the change in ownership that would result from this purchase would terminate Marsico's investment sub-advisory agreements with the Trust. Shareholders of the Focused Equities and Growth & Income Portfolios must approve new investment sub-advisory agreements in order for Marsico to continue to serve as investment sub-adviser to the Portfolios. It is anticipated that special meetings of shareholders of those Portfolios will be called in the spring of 2001 to seek these approvals.

The Trust has, on behalf of the International Growth Portfolio, entered into a sub-advisory agreement with BAAI and Gartmore Global Partners ("Gartmore"). Gartmore is a general partnership which is an indirect wholly-owned subsidiary of Nationwide Mutual Insurance Company. Under the Sub-Advisory Agreement, Gartmore is entitled to receive a sub-advisory fee from BAAI at the annual rate of 0.54% of the Portfolio's average daily net assets.

Stephens Inc. ("Stephens") and BAAI serve as co-administrators of the Trust. Under the co-administration agreements, Stephens and BAAI are currently entitled to receive a combined fee, computed daily and paid monthly, at the maximum annual rate of 0.22% of the average daily net assets of the International Growth Portfolio and 0.23% of the average daily net assets of all other Portfolios of the Trust. The Bank of New York ("BNY") serves as sub-administrator of the Trust pursuant to an agreement with BAAI. For the six months ended June 30, 2000, Stephens and BAAI earned $75,933 and $140,714, respectively, from the Portfolios for their co-administration services.

BAAI and Stephens may, from time to time, reduce their fees payable by each Portfolio. For the six months ended June 30, 2000, BAAI and Stephens agreed to reimburse expenses and/or waive fees to the extent that total expenses (excluding shareholder servicing and distribution fees), as a percentage of the respective Portfolio's average daily net assets, exceeded the following annual rates: 1.00% for the Aggressive Growth Portfolio, Value Portfolio and Balanced Assets Portfolio, 0.40% for the SmallCap Index Portfolio (prior to May 1, 2000 the effective annual rate was 0.50%), and 0.50% for the Managed Index Portfolio, 1.10% for the Focused Equities Portfolio and Growth & Income Portfolio and 1.25% for the International Growth Portfolio.

Nations Funds
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

BNY serves as the custodian for the Trust's assets. PFPC, Inc. ("PFPC") serves as the transfer agent for the Portfolios' shares.

Stephens also serves as distributor of the Portfolios' shares.

The Trust's eligible Trustees may participate in non-qualified deferred compensation and retirement plans which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Portfolios' assets. Income earned on each plan participant's deferral account is tied to the rate of return of the eligible mutual funds selected by the participants or, if no portfolios are selected, to the rate of return of Nations Treasury Fund, a portfolio of Nations Fund, Inc., another registered investment company advised by BAAI. The expense for the deferred compensation and retirement plans is included in "Trustees' fees and expenses" in the Statements of Operations.

The Portfolios have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Reserves, another registered investment company in the Nations Funds family, pursuant to an exemptive order received from the Securities and Exchange Commission. For the six months ended June 30, 2000, the Portfolios earned $64,161 in the aggregate from such investments, which is included in interest income.

3. SHAREHOLDER SERVICING AND DISTRIBUTION PLAN

The Trust has adopted a Shareholder Servicing and Distribution Plan (the "Servicing and Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Payments under the Servicing and Distribution Plan are calculated daily and paid monthly at a rate not exceeding 0.25% (on an annualized basis) of the average daily net asset value of the Shares beneficially owned through the ownership of Contracts by customers with whom the selling and servicing agents have a selling or servicing relationship. In the six months ended June 30, 2000, Stephens agreed to voluntarily waive 100% of the Portfolios' shareholder servicing and distribution fees except for the Managed Index Portfolio and the SmallCap Index Portfolio, where there was no waiver of these fees.

4. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the six months ended June 30, 2000, were as follows:

PORTFOLIO                                                       PURCHASES            SALES
----------------------------------------------------------------------------------------------
International Growth........................................  $  6,612,109        $ 1,380,876
Focused Equities............................................   132,154,547         99,166,064
SmallCap Index..............................................     5,142,069          5,002,150
Aggressive Growth...........................................     4,658,939          5,564,884
Growth & Income.............................................    62,137,200         44,255,216
Managed Index...............................................     9,741,244          7,018,434
Value.......................................................     6,548,674          7,149,441
Balanced Assets.............................................     3,385,443          2,859,684

Nations Funds
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the six months ended June 30, 2000, were as follows:

PORTFOLIO                                                      PURCHASES           SALES
-------------------------------------------------------------------------------------------
Balanced Assets.............................................  $3,018,595        $3,510,628

5. FUTURES CONTRACTS

At June 30, 2000, the following Portfolios had futures contracts open:

                                                           VALUE OF                              UNREALIZED
                                        NUMBER OF          CONTRACT         MARKET VALUE       APPRECIATION/
             DESCRIPTION                CONTRACTS        WHEN OPENED        OF CONTRACT        (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------
SMALLCAP INDEX:
Russell 2000 Futures (long position)
  expiring September 2000 (a)                2            $  526,777         $  522,600           $ (4,177)
MANAGED INDEX:
S&P 500 Futures (long position)
  expiring September 2000 (a)               21             1,555,068          1,541,505            (13,563)

-----------------

(a) Securities have been segregated as collateral for the Aggressive Growth and Managed Index Portfolios for open futures contracts.

6. SHARES OF BENEFICIAL INTEREST

At June 30, 2000, an unlimited number of shares of beneficial interest without par value were authorized for the Trust. At June 30, 2000, Hartford Life Insurance Company owned the following percentage of shares outstanding:

PORTFOLIO                                                     % OF SHARES HELD
-------------------------------------------------------------------------------------------------
International Growth........................................         12.8%
SmallCap Index..............................................         62.9
Managed Index...............................................         27.2

7. LINES OF CREDIT

The Trust participates with other Nations Funds in an uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Portfolio maintains a ratio of no less than 4 to 1 net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement.

Nations Funds
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

At June 30, 2000, there were no loans outstanding under this Agreement. For the six months ended June 30, 2000, borrowings by the Portfolios under the Agreement were as follows:

                                                               AVERAGE AMOUNT           AVERAGE
PORTFOLIO                                                       OUTSTANDING          INTEREST RATE
--------------------------------------------------------------------------------------------------
Focused Equities............................................      $15,550                6.37%
Growth & Income.............................................       16,672                 6.37
Value.......................................................        6,111                 6.60

The average amount outstanding was calculated based on daily balances in the period.

The Trust also participates with other Nations Funds in a committed line of credit provided by BNY. Interest on borrowings under the committed line is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. A facility fee of 0.09% per annum of the total amounts available under the line of credit is charged, of which each Portfolio pays its pro rata share. This fee is paid quarterly in arrears. Each participating Portfolio is required to maintain an asset coverage ratio of at least 300% under the terms of the arrangement. For the six months ended June 30, 2000, there were no borrowings by the Portfolios under the committed line of credit.

8. SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral.

At June 30, 2000, the following Portfolios had securities on loan:

                                                               MARKET VALUE OF        MARKET VALUE
PORTFOLIO                                                     LOANED SECURITIES       OF COLLATERAL
---------------------------------------------------------------------------------------------------
Focused Equities............................................     $3,254,022            $3,326,546
Small Cap Index.............................................        262,722               279,758
Growth & Income.............................................      4,444,140             4,568,861
Balanced Assets.............................................        241,953               246,894

Nations Funds
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

9. CAPITAL LOSS CARRYFORWARD

As of December 31, 1999, the following Portfolios had available for Federal income tax purposes unused capital losses as follows:

                                                              EXPIRING IN        EXPIRING IN
PORTFOLIO                                                         2006               2007
---------------------------------------------------------------------------------------------
SmallCap Index..............................................    $136,811           $218,448
Aggressive Growth...........................................      78,483                 --
Managed Index...............................................      36,966            221,488
Value.......................................................      79,127            255,423
Balanced Assets.............................................     202,196             74,210

As of December 31, 1999, the following Portfolios utilized capital losses during the year as follows:

                                                                  CAPITAL
PORTFOLIO                                                     LOSSES UTILIZED
-----------------------------------------------------------------------------
International Growth........................................     $ 81,556
Aggressive Growth...........................................      113,766
Growth & Income.............................................      104,248

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For the fiscal year ended December 31, 1999, the following Portfolios have elected to defer losses occurring between November 1, 1999 and December 31, 1999 under these rules, as follows:

                                                                  CAPITAL              CURRENCY
PORTFOLIO                                                     LOSSES DEFERRED       LOSSES DEFERRED
---------------------------------------------------------------------------------------------------
International Growth........................................     $ 18,985               $1,089
SmallCap Index..............................................      373,042                   --
Managed Index...............................................      248,778                   --

Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2000.

10. SUBSEQUENT EVENT

On July 3, 2000, the Trust offered two new Portfolios: High Yield Bond Portfolio, which has an investment objective of seeking maximum income by investing in a diversified portfolio of high yield debt securities, and International Value Portfolio, which has an investment objective of seeking long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging market countries.

 HARTFORD SMALL COMPANY HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

                                                                      MARKET
       SHARES                                                         VALUE
---------------------                                             --------------
COMMON STOCKS -- 91.4%
                         APPAREL & TEXTILE -- 0.1%
        *176,300         Steven Madden Ltd....................    $    1,156,969
                                                                  --------------
                         BUSINESS SERVICES -- 5.6%
        *589,500         APAC Customer Services, Inc..........         6,521,344
        *706,500         Iron Mountain, Inc...................        24,021,000
         516,700         Manpower, Inc........................        16,534,400
        *595,100         NCO Group, Inc.......................        13,761,688
         *11,200         StorageNetworks, Inc.................         1,010,800
                                                                  --------------
                                                                      61,849,232
                                                                  --------------
                         COMMUNICATIONS -- 12.0%
        *297,200         AirGate PCS, Inc.....................        15,621,575
        *493,400         Andrew Corp..........................        16,559,738
        *109,600         Carrier Access Corp..................         5,795,100
        *473,500         Digital Microwave Corp...............        18,052,188
        *383,600         MGC Communications, Inc..............        22,992,025
        *304,100         Primus Telecommunications
                          Group, Inc..........................         7,564,488
        *171,900         Rural Cellular Corp., Class A........        13,161,094
        *127,300         SBA Communications Corp..............         6,611,644
         *67,000         SonicWall, Inc.......................         5,900,188
        *372,900         Spectrasite Holdings, Inc............        10,581,038
        *-92,900         Tecnomen Oyj.........................           801,476
        *600,800         US Unwired Inc., Class A.............         7,810,400
         *18,600         Westell Technologies, Inc.,
                          Class A.............................           279,000
                                                                  --------------
                                                                     131,729,954
                                                                  --------------
                         COMPUTERS & OFFICE
                         EQUIPMENT -- 1.4%
        *836,000         Splash Technology Holdings, Inc......         6,583,500
        *291,200         Visual Networks, Inc.................         8,299,200
                                                                  --------------
                                                                      14,882,700
                                                                  --------------
                         CONSTRUCTION -- 1.2%
        *241,500         Quanta Services, Inc.................        13,282,500
                                                                  --------------
                         DRUGS -- 3.1%
        *249,503         Gilead Sciences, Inc.................        17,745,901
        *122,700         Lynx Therapeutics, Inc...............         5,835,919
          *8,340         MediGene AG..........................           543,635
         *50,100         Myriad Genetics, Inc.................         7,418,714
         *45,200         Visible Genetics, Inc................         2,039,650
                                                                  --------------
                                                                      33,583,819
                                                                  --------------
                         ELECTRICAL EQUIPMENT -- 3.0%
         *41,800         Capstone Turbine Corp................         1,883,613
        *112,000         Newport Corp.........................        12,026,000
         257,600         Veeco Instruments, Inc...............        18,869,200
                                                                  --------------
                                                                      32,778,813
                                                                  --------------
                         ELECTRONICS -- 11.2%
         *74,800         Alliance Semiconductor Corp..........         1,837,275
        *376,000         ASM International N.V................         9,964,000
        *153,000         Burr-Brown Corp......................        13,263,175
        *164,600         Emcore Corp..........................        19,752,000
        *160,100         GSI Lumonics, Inc....................         5,623,513
        *310,000         International Rectifier Corp.........        17,360,000
         210,500         Methode Electronics, Inc.,
                          Class A.............................         8,130,563
        *177,700         Plexus Corp..........................        20,080,100
        *255,200         REMEC, Inc...........................        10,686,500
        *154,900         Supertex, Inc........................         7,783,725
                                                                   MARKET
     SHARES                                                         VALUE
---------------------                                             --------------

           ELECTRONICS -- (CONTINUED)

                                                                   MARKET
     SHARES                                                         VALUE
---------------------                                             --------------
        *217,400         Telcom Semiconductors, Inc...........    $    8,709,588
                                                                  --------------
                                                                     123,190,439
                                                                  --------------
                         ENERGY & SERVICES -- 4.0%
         770,500         Cross Timbers Oil Co.................        17,047,313
        *439,900         Hanover Compressor Co................        16,716,200
        *429,875         Varco International, Inc.............         9,994,594
                                                                  --------------
                                                                      43,758,107
                                                                  --------------
                         FINANCIAL SERVICES -- 4.8%
         393,200         Annuity & Life Re (Holdings), Ltd....         9,633,400
        *338,900         Investment Technology Group, Inc.....        13,386,550
         313,400         Legg Mason, Inc......................        15,670,000
         302,700         People's Bank........................         5,562,113
        *156,500         Trigon Healthcare, Inc...............         8,069,531
                                                                  --------------
                                                                      52,321,594
                                                                  --------------
                         HEALTH SERVICES -- 3.1%
      *1,625,100         Caremark Rx, Inc.....................        11,070,994
        *203,900         Express Scripts, Inc., Class A.......        12,667,288
        *816,100         Foundation Health Systems, Inc.,
                          Class A.............................        10,609,300
                                                                  --------------
                                                                      34,347,582
                                                                  --------------
                         MACHINERY -- 1.9%
        *335,200         Brooks Automation, Inc...............        21,431,851
                                                                  --------------
                         MEDIA & ENTERTAINMENT -- 2.2%
        *503,300         Cumulus Media, Inc., Class A.........         4,592,613
         248,000         Pegasus Communications Corp.,
                          Class A.............................        12,167,500
        *839,100         Regent Communications, Inc...........         7,211,016
                                                                  --------------
                                                                      23,971,129
                                                                  --------------
                         MEDICAL INSTRUMENTS &
                         SUPPLIES -- 0.2%
         360,400         Omnicare, Inc........................         3,266,125
                                                                  --------------
                         METALS, MINERALS & MINING -- 2.6%
         872,000         Minas Buenaventura ADR, Class B......        15,096,500
        *479,500         Stillwater Mining Co.................        13,366,063
                                                                  --------------
                                                                      28,462,563
                                                                  --------------
                         REAL ESTATE -- 1.7%
         365,600         Liberty Property Trust (REIT)........         9,482,750
         386,600         Reckson Associates Realty Corp.
                          (REIT)..............................         9,181,750
                                                                  --------------
                                                                      18,664,500
                                                                  --------------
                         RESEARCH & TESTING FACILITIES -- 5.1%
         *80,100         Aurora Biosciences Corp..............         5,461,819
        *297,600         Gene Logic, Inc......................        10,620,600
        *434,500         Quest Diagnostics, Inc...............        32,478,875
        *159,600         Sequenom, Inc........................         7,241,850
                                                                  --------------
                                                                      55,803,144
                                                                  --------------
                         RETAIL -- 4.2%
         321,600         Applebee's International, Inc........         9,748,500
        *397,050         Cheesecake Factory, Inc. (The).......        10,918,875
        *445,250         Pacific Sunwear of
                          California, Inc.....................         8,348,438
        *257,500         Whole Foods Market, Inc..............        10,637,969
        *217,200         Williams-Sonoma, Inc.................         7,045,425
                                                                  --------------
                                                                      46,699,207
                                                                  --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-1 _____________________________________

 HARTFORD SMALL COMPANY HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

                                                                   MARKET
     SHARES                                                         VALUE
---------------------                                             --------------

COMMON STOCKS -- (CONTINUED)

                                                                   MARKET
     SHARES                                                         VALUE
---------------------                                             --------------
                         SOFTWARE & SERVICES -- 17.4%
        *551,900         Affiliated Computer Services, Inc.,
                          Class A.............................    $   18,247,194
        *880,000         Brio Technology, Inc.................        18,645,000
        *389,200         Cognos, Inc..........................        16,103,150
        *296,100         Documentum, Inc......................        26,463,938
        *230,000         Macromedia, Inc......................        22,238,125
        *317,200         Mercator Software, Inc...............        21,807,500
        *483,000         Novadigm, Inc........................         9,539,250
        *531,800         Peregrine Systems, Inc...............        18,446,813
        *336,300         Remedy Corp..........................        18,748,725
        *429,400         Verity, Inc..........................        16,317,200
         *88,700         WatchGuard Technologies, Inc.........         4,872,956
                                                                  --------------
                                                                     191,429,851
                                                                  --------------
                         TRANSPORTATION -- 6.6%
        *484,100         Atlas Air, Inc.......................        17,367,088
         142,800         Robinson (C.H.) Worldwide, Inc.......         7,068,600
        *379,300         Ryanair Holdings PLC ADR.............        13,844,450
         506,700         SkyWest, Inc.........................        18,779,569
      *1,134,000         Swift Transportation Co., Inc........        15,876,000
                                                                  --------------
                                                                      72,935,707
                                                                  --------------
                         Total common stocks..................    $1,005,545,786
                                                                  ==============
                                   PRINCIPAL
                                     AMOUNT
--------------------------------------------------------------------------------
SHORT-TERM SECURITIES -- 7.3%
                         REPURCHASE AGREEMENT -- 7.3%
     $80,624,000         Interest in $2,066,447,000 joint
                         repurchase agreement dated 06/30/00
                         with State Street Bank, 6.598% due
                         07/03/00; maturity amount $80,668,330
                         (Collateralized by $125,835,832 U.S.
                         Treasury Notes 5.50% - 7.875% due
                         08/31/01 - 11/15/04, $1,943,730,718
                         U.S. Treasury Bonds 5.25% - 10.625%
                         due 08/15/15 - 02/15/29).............    $   80,624,000
                                                                  --------------
                         Total short-term securities..........    $   80,624,000
                                                                  --------------


DIVERSIFICATION OF NET ASSETS:
Total common stocks
 (cost $892,170,011)......................     91.4%   $1,005,545,786
Total short-term securities
 (cost $80,624,000).......................      7.3        80,624,000
                                              -----    --------------
Total investment in securities
 (total cost $972,794,011)................     98.7     1,086,169,786
Cash, receivables and other assets........      3.6        39,531,670
Securities lending collateral.............     18.2       199,894,731
Payable for securities purchased..........     (2.2)      (24,290,926)
Payable for fund shares redeemed..........     (0.1)         (544,307)
Securities lending collateral payable to
 brokers..................................    (18.2)     (199,894,731)
Other liabilities.........................     (0.0)           (1,807)
                                              -----    --------------
Net assets................................    100.0%   $1,100,864,416
                                              =====    ==============

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 1,500,000,000 shares authorized; 547,503,658
 shares outstanding...............................    $   54,750,366
Capital surplus...................................       844,745,938
Accumulated net investment loss...................        (1,029,598)
Accumulated undistributed net realized gain on
 investments......................................        89,018,325
Unrealized appreciation of investments............       113,375,766
Unrealized appreciation of forward foreign
 currency contracts (See Note 2)w.................            17,873
Unrealized depreciation of other assets and
 liabilities in foreign currencies................           (14,254)
                                                      --------------
Net assets........................................    $1,100,864,416
                                                      ==============

Class IA
Net asset value per share ($1,073,047,826  DIVIDED BY
 533,648,115 shares outstanding) (1,125,000,000 shares
 authorized)..............................................    $2.01
                                                              =====
Class IB
Net asset value per share ($27,816,590  DIVIDED BY
 13,855,543 shares outstanding) (375,000,000 shares
 authorized)..............................................    $2.01
                                                              =====

                    *   Non-income producing during the period.
                    -   Securities exempt from registration under Rule 144A of the
                        Securities Act of 1933. These securities may be resold in
                        transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the market value of these securities amounted to $801,476 or 0.1% of net assets.

        wFORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2000

                           TOTAL       CONTRACT   DELIVERY    UNREALIZED
DESCRIPTION             MARKET VALUE    AMOUNT      DATE     APPRECIATION
-----------             ------------   --------   --------   -------------
EURO (Buy)                $335,774     $334,475   07/03/00      $ 1,299
EURO (Buy)                 756,949     740,375    07/03/00       16,574
                                                                -------
                                                                $17,873
                                                                =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-2 _____________________________________

 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
COMMON STOCKS -- 89.3%
                APPAREL & TEXTILE -- 0.4%
     374,200    Gucci Group NV......................    $   35,455,450
                                                        --------------
                BUSINESS SERVICES -- 2.6%
  *1,390,750    Concord EFS, Inc....................        36,159,500
    *985,000    Critical Path, Inc..................        57,437,813
    *821,200    eBay, Inc...........................        44,601,425
   2,550,000    Manpower, Inc.......................        81,600,000
  *1,500,000    United Rentals (North
                 America), Inc......................        25,687,500
                                                        --------------
                                                           245,486,238
                                                        --------------
                CHEMICALS -- 3.6%
   2,589,300    Dow Chemical Co. (The)..............        78,164,494
   5,100,000    Pharmacia Corp......................       263,606,250
                                                        --------------
                                                           341,770,744
                                                        --------------
                COMMUNICATIONS -- 6.4%
  *2,000,000    American Tower Corp., Class A.......        83,375,000
   1,300,000    AT&T Corp...........................        41,112,500
   2,225,600    Broadwing, Inc......................        57,726,500
    *825,000    Crown Castle International Corp.....        30,112,500
  *2,534,800    Global Crossing Ltd.................        66,696,923
  *2,000,000    Intermedia Communications, Inc......        59,500,000
  *1,617,500    Phone.com, Inc......................       105,339,688
   4,000,000    Portugal Telecom S.A. ADR...........        45,000,000
  *1,000,000    Teligent, Inc., Class A.............        23,625,000
  *1,900,000    Worldcom, Inc.......................        87,162,500
                                                        --------------
                                                           599,650,611
                                                        --------------
                COMPUTERS & OFFICE
                EQUIPMENT -- 3.6%
    *900,000    Cisco Systems, Inc..................        57,206,250
  *3,000,000    Maxtor Corp.........................        31,687,500
  *2,500,000    Solectron Corp......................       104,687,500
   2,700,000    Symbol Technologies, Inc............       145,800,000
                                                        --------------
                                                           339,381,250
                                                        --------------
                CONSUMER DURABLES -- 0.5%
   1,650,000    Grainger (W.W.), Inc................        50,840,625
                                                        --------------
                CONSUMER NON-DURABLES -- 3.0%
   4,100,000    McKesson HBOC, Inc..................        85,843,750
   2,314,100    Procter & Gamble Co. (The)..........       132,482,225
  *5,100,000    Smurfit-Stone Container Corp........        65,662,500
                                                        --------------
                                                           283,988,475
                                                        --------------
                DRUGS -- 5.6%
   1,600,000    American Home Products Corp.........        94,000,000
   2,865,700    AstraZeneca Group PLC...............       133,882,428
      37,000    Fujisawa Pharmaceutical Co..........         1,500,262
  *2,000,000    Genzyme Corp........................       118,875,000
    *990,000    Gilead Sciences, Inc................        70,413,750
  *2,130,800    Immunex Corp........................       105,341,425
                                                        --------------
                                                           524,012,865
                                                        --------------
                ELECTRICAL EQUIPMENT -- 1.2%
  *1,500,000    Credence Systems Corp...............        82,781,250
    *934,900    Ionics, Inc.........................        28,631,313
                                                        --------------
                                                           111,412,563
                                                        --------------
                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
                ELECTRONICS -- 8.5%
  *1,700,000    Analog Devices, Inc.................    $  129,200,000
    *843,600    JDS Uniphase Corp...................       101,126,550
   3,600,000    Koninklijke Philips Electronics N.V.
                 ADR, NY Shares.....................       171,000,000
  *2,350,000    Micron Technology, Inc..............       206,946,875
     136,670    Samsung Electronics.................        45,230,280
     550,000    Siemens AG..........................        82,668,715
  *1,600,000    UCAR International, Inc.............        20,900,000
  *1,216,300    Vishay Intertechnology, Inc.........        46,143,381
                                                        --------------
                                                           803,215,801
                                                        --------------
                ENERGY & SERVICES -- 5.0%
   1,765,600    Exxon Mobil Corp....................       138,599,600
    *541,800    R&B Falcon Corp.....................        12,766,163
   1,094,500    Repsol YPF S.A. ADR.................        21,684,781
   6,200,000    Suncor Energy, Inc..................       144,537,500
   1,691,570    Transocean Sedco Forex, Inc.........        90,393,272
   2,891,300    Union Pacific Resources
                 Group, Inc.........................        63,608,600
                                                        --------------
                                                           471,589,916
                                                        --------------
                FINANCIAL SERVICES -- 9.5%
   3,564,200    Ace Ltd.............................        99,797,600
   1,500,000    Bank One Corp.......................        39,843,750
   1,573,900    Citigroup, Inc......................        94,827,475
   1,436,440    Fleet Boston Financial Corp.........        48,838,960
   2,900,000    Heller Financial, Inc., Class A.....        59,450,000
   1,065,500    Legg Mason, Inc.....................        53,275,000
     900,000    Marsh & McLennan Cos., Inc..........        93,993,750
   2,200,000    MBIA, Inc...........................       106,012,500
  *2,645,900    MetLife, Inc........................        55,729,269
   1,700,000    Morgan Stanley Dean Witter & Co.....       141,525,000
   1,300,000    UnitedHealth Group, Inc.............       111,475,000
                                                        --------------
                                                           904,768,304
                                                        --------------
                FOOD, BEVERAGE & TOBACCO -- 2.0%
   1,905,000    Philip Morris Co., Inc..............        50,601,563
     963,000    Reynolds (R.J) Tobacco
                 Holdings, Inc......................        26,903,813
   5,584,800    Sara Lee Corp.......................       107,856,450
                                                        --------------
                                                           185,361,826
                                                        --------------
                HEALTH SERVICES -- 0.7%
   2,100,000    HCA Healthcare Corp.................        63,787,500
                                                        --------------
                HOTELS & GAMING -- 0.7%
   2,028,100    Starwood Hotels & Resorts
                 Worldwide, Inc.....................        66,040,006
                                                        --------------
                MACHINERY -- 0.3%
  *2,000,000    Terex Corp..........................        28,250,000
                                                        --------------
                MEDIA & ENTERTAINMENT -- 4.5%
  *1,000,000    AMFM, Inc...........................        69,000,000
  *1,084,300    AT&T - Liberty Media Group,
                 Class A............................        26,294,275
   3,000,000    Dai Nippon Printing Co., Ltd........        52,995,465
  *4,084,300    Rogers Communications, Inc.,
                 Class B............................       116,402,550
     900,000    Seagram Company Ltd. (The)..........        52,200,000
  *1,251,200    SFX Entertainment, Inc., Class A....        56,695,000
  *1,600,000    TV Guide, Inc.......................        54,800,000
                                                        --------------
                                                           428,387,290
                                                        --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-3 _____________________________________

 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

COMMON STOCKS -- (CONTINUED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
                MEDICAL INSTRUMENTS &
                SUPPLIES -- 2.5%
     910,200    Bausch & Lomb, Inc..................    $   70,426,725
   4,500,000    Becton, Dickinson & Co..............       129,093,750
  *1,500,000    Boston Scientific Corp..............        32,906,250
                                                        --------------
                                                           232,426,725
                                                        --------------
                METALS, MINERALS &
                MINING -- 3.1%
   2,785,900    Alcan Aluminum Ltd..................        86,362,900
   2,501,000    AngloGold Ltd. ADR..................        51,426,813
   1,500,000    Engelhard Corp......................        25,593,750
  *4,600,000    Freeport-McMoRan Copper &
                 Gold, Inc., Class B................        42,550,000
   2,204,800    General Cable Corp..................        17,914,000
   1,550,200    Precision Castparts Corp............        70,146,550
                                                        --------------
                                                           293,994,013
                                                        --------------
                REAL ESTATE -- 1.1%
  *1,315,000    Beacon Capital Partners, Inc.
                 (REIT).............................        17,095,000
   1,000,000    Boston Properties, Inc. (REIT)......        38,625,000
  *2,794,400    Security Capital Group, Inc.,
                 Class B............................        47,504,800
                                                        --------------
                                                           103,224,800
                                                        --------------
                RESEARCH & TESTING
                FACILITIES -- 0.2%
  *1,633,300    Quintiles Transnational Corp........        23,070,363
                                                        --------------
                RETAIL -- 0.8%
  *1,500,000    Cheesecake Factory, Inc. (The)......        41,250,000
   1,853,190    Hennes & Mauritz AB.................        38,877,853
                                                        --------------
                                                            80,127,853
                                                        --------------
                RUBBER & PLASTICS PRODUCTS -- 0.3%
     711,500    NIKE, Inc., Class B.................        28,326,594
                                                        --------------
                SOFTWARE & SERVICES -- 14.5%
  *2,400,000    3Com Corp...........................       138,300,000
  *1,850,000    America Online, Inc.................        97,587,500
  *1,476,400    Avant! Corp.........................        27,659,431
  *1,800,000    BMC Software, Inc...................        65,671,875
  *2,500,000    Cabletron Systems, Inc..............        63,125,000
  *1,589,200    China Unicom Ltd. ADR...............        33,770,500
  *1,055,000    Cognex Corp.........................        54,596,250
  *2,000,000    Cognos, Inc.........................        82,750,000
   1,200,300    Comdisco, Inc.......................        26,781,694
     765,400    Electronic Data Systems Corp........        31,572,750
   2,300,000    First Data Corp.....................       114,137,500
    *350,000    Genuity, Inc........................         3,204,688
    *420,000    Healtheon/WebMD Corp................         6,221,250
    *799,100    Intuit, Inc.........................        33,062,763
  *1,300,000    LookSmart, Ltd......................        24,050,000
  *1,900,000    Rational Software Corp..............       176,581,250
  *1,476,400    VeriSign, Inc.......................       260,584,600
  *2,599,400    Vignette Corp.......................       135,209,412
                                                        --------------
                                                         1,374,866,463
                                                        --------------
                TRANSPORTATION -- 3.5%
  *2,633,000    AMR Corp............................        69,609,938
   1,600,000    Canadian Pacific Ltd................        41,900,000
   3,000,000    Delphi Automotive Systems Corp......        43,687,500
                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

            TRANSPORTATION -- (CONTINUED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
   1,781,200    Northrop Grumman Corp...............    $  118,004,500
   1,140,000    USFreightways Corp..................        28,001,250
   2,154,000    Werner Enterprises, Inc.............        24,905,625
                                                        --------------
                                                           326,108,813
                                                        --------------
                UTILITIES -- 5.1%
  *5,325,900    Calpine Corp........................       350,177,925
   2,091,900    CMS Energy Corp.....................        46,283,288
   4,200,000    Waste Management, Inc...............        79,800,000
                                                        --------------
                                                           476,261,213
                                                        --------------
                Total common stocks.................    $8,421,806,301
                                                        ==============
CONVERTIBLE PREFERRED STOCKS -- 0.1%
                HOTELS & GAMING -- 0.1%
     -62,427    Wyndham International, Inc.,
                 Class B............................    $    6,116,315
                                                        --------------
                Total convertible preferred
                stocks..............................    $    6,116,315
                                                        ==============
VOTING TRUSTS -- 0.0%
                COMMUNICATIONS -- 0.0%
   *-234,525    Cypress Communications, Inc.........    $    1,530,273
                                                        --------------
                SOFTWARE & SERVICES -- 0.0%
    *-72,315    Internap Network Services Corp......         2,701,978
                                                        --------------
                Total voting trusts.................    $    4,232,251
                                                        ==============
                              PRINCIPAL
                                AMOUNT
----------------------------------------------------------------------
SHORT-TERM SECURITIES -- 9.3%
                REPURCHASE AGREEMENT -- 9.3%
$879,472,000    Interest in $2,066,447,000 joint
                repurchase agreement dated 06/30/00
                with State Street Bank, 6.598% due
                07/03/00; maturity amount
                $879,955,570 (Collateralized by
                $125,835,832 U.S. Treasury Notes
                5.50% - 7.875% due 08/31/01 -
                11/15/04, $1,943,730,718 U.S.
                Treasury Bonds 5.25% - 10.625% due
                08/15/15 - 02/15/29)................    $  879,472,000
                                                        --------------
                Total short-term securities.........    $  879,472,000
                                                        ==============


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
 $6,784,936,353)..........................     89.3%   $8,421,806,301
Total convertible preferred stocks (cost
 $5,711,961)..............................      0.1         6,116,315
Total voting trusts (cost $1,432,036).....      0.0         4,232,251
Total short-term securities (cost
 $879,472,000)............................      9.3       879,472,000
                                              -----    --------------
Total investment in securities (total cost
 $7,671,552,350)..........................     98.7     9,311,626,867
Cash, receivables and other assets........      2.3       219,181,562
Securities lending collateral.............      8.4       790,421,193
Payable for securities purchased..........     (1.0)      (99,323,694)
Payable for fund shares redeemed..........     (0.0)       (1,679,031)
Securities lending collateral payable to
 brokers..................................     (8.4)     (790,421,193)
Other liabilities.........................     (0.0)         (301,766)
                                              -----    --------------
Net assets................................    100.0%   $9,429,503,938
                                              =====    ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-4 _____________________________________


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 3,000,000,000 shares authorized; 1,587,054,220
 shares outstanding...............................    $  158,705,422
Capital surplus...................................     6,086,243,577
Accumulated undistributed net investment income...        28,097,122
Accumulated undistributed net realized gain on
 investments......................................     1,516,523,055
Unrealized appreciation of investments............     1,640,075,682
Unrealized appreciation of forward foreign
 currency contracts (See Note 2)w.................            28,861
Unrealized depreciation of other assets and
 liabilities in foreign currencies................          (169,781)
                                                      --------------
Net assets........................................    $9,429,503,938
                                                      ==============

Class IA
Net asset value per share ($9,370,818,719  DIVIDED BY
 1,577,172,355 shares outstanding) (2,250,000,000 shares
 authorized)..............................................    $5.94
                                                              =====
Class IB
Net asset value per share ($58,685,219  DIVIDED BY
 9,881,865 shares outstanding) (750,000,000 shares
 authorized)..............................................    $5.94
                                                              =====

                    *   Non-income producing during the period.
                    -   Securities exempt from registration under Rule 144A of the
                        Securities Act of 1933. These securities may be resold in
                        transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the market value of these securities amounted to $10,348,566 or 0.1% of net
                        assets.

        wFORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2000

                                                                 UNREALIZED
                           TOTAL        CONTRACT    DELIVERY    APPRECIATION
DESCRIPTION             MARKET VALUE     AMOUNT       DATE     (DEPRECIATION)
-----------             ------------   ----------   --------   --------------
Japanese Yen (Sell)      $4,038,913    $4,072,497   07/05/00      $ 33,584
Japanese Yen (Sell)       7,101,489     7,083,012   07/05/00       (18,477)
Japanese Yen (Sell)       5,961,935     5,975,689   07/03/00        13,754
                                                                  --------
                                                                  $ 28,861
                                                                  ========

_____________________________________ MF-5 _____________________________________

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

                                                                     MARKET
       SHARES                                                        VALUE
---------------------                                            --------------
COMMON STOCKS -- 91.8%
                         AUSTRALIA -- 1.0%
         300,900         News Corp., Ltd. ADR (Media &
                          Entertainment).....................    $   16,399,050
                                                                 --------------
                         BELGIUM -- 1.0%
          13,000         Compagnie Luxembourgeoise pour
                          l'Audio-Visuel et la Finance
                          (Audiofina) (Media &
                          Entertainment).....................         1,682,324
         303,600         Lernout & Hauspie Speech Products
                          N.V. (Electronics).................        13,377,375
                                                                 --------------
                                                                     15,059,699
                                                                 --------------
                         CANADA -- 2.0%
         382,000         Alcan Aluminum Ltd. (Metals,
                          Minerals & Mining).................        11,859,591
          39,000         Nortel Networks Corp.
                          (Communications)...................         2,703,234
         240,600         Nortel Networks Holdings Corp.
                          (Communications)...................        16,420,950
                                                                 --------------
                                                                     30,983,775
                                                                 --------------
                         CHINA -- 1.3%
          32,700         China Mobile (Hong Kong) Ltd.
                          (Communications)...................         5,814,469
         367,300         China Unicom Ltd. ADR (Software &
                          Services)..........................         7,805,125
         311,500         PetroChina Co., Ltd. (Energy &
                          Services)..........................         6,522,031
                                                                 --------------
                                                                     20,141,625
                                                                 --------------
                         FINLAND -- 2.2%
         521,588         Nokia Oyj (Communications)..........        26,724,386
         291,934         UPM-Kymmene Group (Forest & Paper
                          Products)..........................         7,275,963
                                                                 --------------
                                                                     34,000,349
                                                                 --------------
                         FRANCE -- 13.0%
          93,940         Air Liquids S.A. (Chemicals)........        12,300,810
         314,300         Alcatel (Communications)............        20,698,247
         478,592         Aventis S.A. (Drugs)................        35,073,198
         134,300         AXA (Financial Services)............        21,241,853
         172,871         BNP Paribas (Financial Services)....        16,703,794
          34,852         Canal Plus (Media &
                          Entertainment).....................         5,879,939
          32,200         Castorama Dubois Investissement S.A.
                          (Retail)...........................         7,994,441
          47,600         France Telecom S.A.
                          (Communications)...................         6,680,062
          10,100         L'Oreal (Consumer Non-Durables).....         8,781,346
          89,600         Pinault-Printemps - Redoute S.A.
                          (Retail)...........................        19,986,504
          33,796         Thomson Multimedia (Media &
                          Entertainment).....................         2,196,481
         228,930         Total Fina S.A., B Shares (Energy &
                          Services)..........................        35,243,635
         135,600         Vivendi S.A. (Media &
                          Entertainment).....................        12,017,083
                                                                 --------------
                                                                    204,797,393
                                                                 --------------
                         GERMANY -- 6.8%
         363,369         BASF AG (Chemicals).................        14,803,665
         368,000         Bayerische Motoren Werke (BMW) AG
                          (Transportation)...................        11,253,068
                                                                  MARKET
     SHARES                                                        VALUE
---------------------                                            --------------

            GERMANY -- (CONTINUED)

                                                                  MARKET
     SHARES                                                        VALUE
---------------------                                            --------------
         158,000         Deutsche Bank AG (Financial
                          Services)..........................    $   13,260,066
          89,700         Infineon Technologies AG
                          (Software & Services)..............         7,343,156
         163,192         Linde AG (Machinery)................         6,617,161
         340,600         RWE AG (Utilities)..................        11,606,912
          15,234         SAP AG (Software & Services)........         2,859,296
         265,491         Siemens AG (Electronics)............        39,905,091
                                                                 --------------
                                                                    107,648,415
                                                                 --------------
                         HONG KONG -- 1.6%
       1,099,000         Cheung Kong (Holdings) Ltd. (Real
                          Estate)............................        12,160,147
       3,240,000         Hong Kong Telecommunications
                          (Communications)...................         7,128,385
         825,000         Sun Hung Kai Properties (Real
                          Estate)............................         5,926,851
                                                                 --------------
                                                                     25,215,383
                                                                 --------------
                         INDIA -- 0.6%
         222,900         ICICI Ltd. (Financial Services).....         4,179,375
        -304,700         Videsh Sanchar Nigam Ltd.
                          (Communications)...................         4,760,938
                                                                 --------------
                                                                      8,940,313
                                                                 --------------
                         IRELAND -- 0.3%
         593,944         Allied Irish Banks PLC (Financial
                          Services)..........................         5,351,873
                                                                 --------------
                         ITALY -- 3.1%
         491,570         Mediaset S.p.A. (Media &
                          Entertainment).....................         7,539,418
         822,800         San Paolo - IMI S.p.A. (Financial
                          Services)..........................        14,662,435
       1,788,600         Telecom Italia Mobile S.p.A.
                          (Communications)...................        18,345,495
         570,700         Telecom Italia S.p.A.
                          (Communications)...................         7,877,761
                                                                 --------------
                                                                     48,425,109
                                                                 --------------
                         JAPAN -- 18.7%
       1,070,000         Asahi Glass Co., Ltd. (Consumer
                          Durables)..........................        11,984,234
         260,000         Canon, Inc. (Computers & Office
                          Equipment).........................        12,975,241
         652,000         Dai Nippon Printing Co., Ltd.
                          (Media & Entertainment)............        11,517,681
         453,000         Fujisawa Pharmaceutical Co.
                          (Drugs)............................        18,368,075
         178,000         Hoya Corp. (Medical Instruments &
                          Supplies)..........................        15,982,750
         170,500         Matsumotokiyoshi Co., Ltd.
                          (Retail)...........................        17,919,972
          54,000         Matsushita Communication Industrial
                          Co., Ltd. (Communications).........         6,318,625
         504,000         Minebea Co., Ltd. (Electronics).....         6,335,638
         769,000         Mitsubishi Electric Corp.
                          (Electronics)......................         8,344,040
          33,000         Murata Manufacturing Co., Ltd.
                          (Electronics)......................         4,747,191
         586,000         NEC Corp. (Electronics).............        18,443,783
         843,000         Nikko Securities Co., Ltd.
                          (Financial Services)...............         8,366,138
           1,588         Nippon Telegraph & Telephone Corp.
                          (Communications)...................        21,163,026

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-6 _____________________________________

                                                                  MARKET
     SHARES                                                        VALUE
---------------------                                            --------------

COMMON STOCKS -- (CONTINUED)
            JAPAN -- (CONTINUED)

                                                                  MARKET
     SHARES                                                        VALUE
---------------------                                            --------------
             276         NTT Mobile Communication
                          Network, Inc. (Media &
                          Entertainment).....................    $    7,486,850
         540,000         Omron Corp. (Electrical
                          Equipment).........................        14,699,224
         122,900         Promise Co., Ltd. (Financial
                          Services)..........................         9,734,285
         832,000         Ricoh Co., Ltd. (Media &
                          Entertainment).....................        17,654,191
          78,400         Softbank Corp. (Software &
                          Services)..........................        10,670,548
          97,900         Sony Corp. (Media & Entertainment)..         9,160,645
         343,000         Takeda Chemical Industries Ltd.
                          (Drugs)............................        22,563,762
       1,050,000         Tokyo Style Co., Ltd. (Apparel &
                          Textile)...........................         9,924,244
       1,394,000         Toshiba Corp. (Computers & Office
                          Equipment).........................        15,771,212
         102,100         Uni-Charm Corp. (Consumer Non-
                          Durables)..........................         6,195,394
         174,000         Yamanouchi Pharmaceuticals Co., Ltd.
                          (Drugs)............................         9,522,171
                                                                 --------------
                                                                    295,848,920
                                                                 --------------
                         MEXICO -- 1.2%
       4,744,200         Cifra S.A. de CV (Retail)...........        11,133,694
         158,300         Fomento Economico Mexicano S.A. de
                          C.V. (Food, Beverage & Tobacco)....         6,816,794
          95,800         Grupo Financiero - Banacci
                          (Financial Services)...............           408,770
                                                                 --------------
                                                                     18,359,258
                                                                 --------------
                         NETHERLANDS -- 6.6%
         409,500         Aegon N.V. (Financial Services).....        14,630,048
          43,229         Heineken N.V. (Food, Beverage &
                          Tobacco)...........................         2,641,726
         258,657         ING Groep N.V. (Financial
                          Services)..........................        17,554,559
          99,200         Koninklijke KPN N.V.
                          (Communications)...................         4,455,062
         525,204         Koninklijke Philips Electronics N.V.
                          (Electronics)......................        24,870,666
          59,800         Royal Dutch Petroleum Co. (NY)
                          (Energy & Services)................         3,681,438
         422,200         Royal Dutch Petroleum Co. (Energy &
                          Services)..........................        26,347,030
          95,900         STMicroelectronics N.V.
                          (Electronics)......................         6,067,293
         150,000         United Pan-Europe Communications
                          N.V. (Media & Entertainment).......         4,050,000
                                                                 --------------
                                                                    104,297,822
                                                                 --------------
                         SINGAPORE -- 0.6%
         894,600         Overseas-Chinese Banking Corp., Ltd.
                          (Financial Services)...............         6,157,244
         722,886         Overseas Union Bank Ltd. (Financial
                          Services)..........................         2,801,271
                                                                 --------------
                                                                      8,958,515
                                                                 --------------
                         SOUTH KOREA -- 2.0%
          53,160         Korea Telecom Corp.
                          (Communications)...................         4,681,944
          82,520         Korea Telecom Corp. ADR
                          (Communications)...................         3,991,905
                                                                  MARKET
     SHARES                                                        VALUE
---------------------                                            --------------

            SOUTH KOREA -- (CONTINUED)

                                                                  MARKET
     SHARES                                                        VALUE
---------------------                                            --------------
          68,410         Samsung Electronics (Electronics)...    $   22,639,961
                                                                 --------------
                                                                     31,313,810
                                                                 --------------
                         SPAIN -- 5.6%
         353,500         Banco Popular Espanol S.A.
                          (Financial Services)...............        10,979,103
       1,972,400         Banco Santander Central Hispano S.A.
                          (Financial Services)...............        20,892,466
         999,100         Endesa S.A. (Utilities).............        19,432,266
         150,900         Endesa S.A. ADR (Utilities).........         2,942,550
         -35,961         Groupo Prisa S.A. (Media &
                          Entertainment).....................           837,665
         671,400         Repsol YPF S.A. (Energy &
                          Services)..........................        13,418,990
         317,640         Telefonica S.A. (Communications)....        20,348,813
                                                                 --------------
                                                                     88,851,853
                                                                 --------------
                         SWEDEN -- 2.5%
       1,955,520         Skandinaviska Enskilda, Class A
                          (Financial Services)...............        23,299,310
         811,440         Telefonaktiebolaet LM Ericsson AB
                          (Communications)...................        16,144,193
                                                                 --------------
                                                                     39,443,503
                                                                 --------------
                         SWITZERLAND -- 3.1%
           4,840         Holderbank Financiere Glarus AG
                          (Bearer) (Consumer Durables).......         5,953,022
          17,879         Nestle S.A. (Food, Beverage &
                          Tobacco)...........................        35,899,509
           4,900         Novartis AG (Drugs).................         7,786,651
                                                                 --------------
                                                                     49,639,182
                                                                 --------------
                         THAILAND -- 0.4%
         115,500         Siam Cement Co. (Consumer
                          Durables)..........................         2,167,260
       5,249,567         Siam Commercial Bank (Financial
                          Services)..........................           615,479
       3,303,400         Thai Farmers Bank (Financial
                          Services)..........................         2,779,241
                                                                 --------------
                                                                      5,561,980
                                                                 --------------
                         UNITED KINGDOM -- 18.1%
         984,800         Abbey National PLC (Financial
                          Services)..........................        11,778,014
         549,300         AstraZeneca Group PLC ADR (Drugs)...        25,662,706
         587,000         Barclays PLC (Financial Services)...        14,574,004
       3,233,122         BP Amoco PLC (Energy & Services)....        31,031,894
       3,248,311         British Airways PLC
                          (Transportation)...................        18,699,232
       1,572,300         British American Tobacco PLC (Food,
                          Beverage & Tobacco)................        10,520,942
       1,045,827         Cable & Wireless PLC (Utilities)....        17,764,363
         374,779         COLT Telecom Group PLC
                          (Communications)...................        12,453,938
         371,000         III Group PLC (Financial
                          Services)..........................         7,616,063
       2,303,000         Invensys PLC (Electrical
                          Equipment).........................         8,637,828
         402,672         Lloyds TSB Group PLC (Financial
                          Services)..........................         3,816,126
         752,500         Marconi PLC (Communications)........         9,780,110
       1,091,946         Prudential Corp. PLC (Financial
                          Services)..........................        16,001,970
         825,045         Psion PLC GBP (Software &
                          Services)..........................         7,950,107

_____________________________________ MF-7 _____________________________________

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

                                                                  MARKET
     SHARES                                                        VALUE
---------------------                                            --------------

COMMON STOCKS -- (CONTINUED)
            UNITED KINGDOM -- (CONTINUED)

                                                                  MARKET
     SHARES                                                        VALUE
---------------------                                            --------------
       4,005,500         Smith & Nephew PLC ADR (Medical
                          Instruments & Supplies)............    $   14,553,415
         455,700         SmithKline Beecham PLC (Drugs)......         5,988,192
         176,000         SmithKline Beecham PLC ADR, Class A
                          (Drugs)............................        11,473,000
       1,317,370         Standard Chartered PLC (Financial
                          Services)..........................        16,383,711
       1,699,700         Tomkins PLC (Food, Beverage &
                          Tobacco)...........................         5,480,861
       7,687,555         Vodafone AirTouch PLC
                          (Communications)...................        31,190,331
         789,400         Williams PLC (Business Services)....         4,571,150
                                                                 --------------
                                                                    285,927,957
                                                                 --------------
                         UNITED STATES OF AMERICA -- 0.3%
          85,100         Telefonos de Mexico S.A. ADR
                          (Communications)...................         4,861,338
                                                                 --------------
                         Total common stocks.................    $1,450,027,122
                                                                 ==============
   PRINCIPAL
     AMOUNT
---------------------
FOREIGN/YANKEE BONDS & NOTES -- 2.4%
                         FOREIGN GOVERNMENTS -- 2.4%
    $ 39,210,000         Bundesschatzanweisungen
                          3.25% due 09/15/00.................    $   37,482,912
                                                                 --------------
                         Total foreign/yankee bonds &
                         notes...............................    $   37,482,912
                                                                 ==============
SHORT-TERM SECURITIES -- 6.5%
                         REPURCHASE AGREEMENT -- 6.5%
    $102,711,000         Interest in $2,066,447,000 joint
                         repurchase agreement dated 06/30/00
                         with State Street Bank, 6.598% due
                         07/03/00; maturity amount
                         $102,767,475 (Collateralized by
                         $125,835,832 U.S. Treasury Notes
                         5.50% - 7.875% due 08/31/01 -
                         11/15/04, $1,943,730,718
                         U.S.Treasury Bonds 5.25% - 10.625%
                         due 08/15/15 - 02/15/29)............    $  102,711,000
                                                                 --------------
                         Total short-term securities.........    $  102,711,000
                                                                 ==============


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
 $1,284,826,807).........................      91.8%   $1,450,027,122
Total foreign/yankee bonds & notes (cost
 $35,451,385)............................       2.4        37,482,912
Total short-term securities (cost
 $102,711,000)...........................       6.5       102,711,000
                                             ------    --------------
Total investment in securities (total
 cost $1,422,989,192)....................     100.7     1,590,221,034
Cash, receivables and other assets.......       4.3        67,232,929
Securities lending collateral............       9.1       144,256,076
Payable for securities purchased.........      (1.8)      (28,818,180)
Payable for fund shares redeemed.........      (3.1)      (48,790,923)
Securities lending collateral payable to
 brokers.................................      (9.1)     (144,256,076)
Other liabilities........................      (0.1)       (1,108,727)
                                             ------    --------------
Net assets...............................     100.0%   $1,578,736,133
                                             ======    ==============



SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 2,500,000,000 shares authorized; 1,009,100,177
 shares outstanding...............................    $  100,910,018

Capital surplus...................................     1,171,109,090
Accumulated undistributed net investment income...         6,140,661
Accumulated undistributed net realized gain on
 investments......................................       133,752,617
Unrealized appreciation of investments............       167,231,842
Unrealized depreciation of forward foreign
 currency contracts (See Note 2)w.................          (313,270)
Unrealized depreciation of other assets and
 liabilities in foreign currencies................           (94,825)
                                                      --------------
Net assets........................................    $1,578,736,133
                                                      ==============

Class IA
Net asset value per share ($1,567,313,276  DIVIDED BY
 1,001,794,038 shares outstanding) (1,875,000,000 shares
 authorized)..............................................    $1.56
                                                              =====
Class IB
Net asset value per share ($11,422,857  DIVIDED BY
 7,306,139 shares outstanding) (625,000,000 shares
 authorized)..............................................    $1.56
                                                              =====

DIVERSIFICATION BY INDUSTRY:
  Apparel & Textile......................       0.6%   $    9,924,244
  Business Services......................       0.3         4,571,150
  Chemicals..............................       1.7        27,104,474
  Communications.........................      16.0       252,543,209
  Computers & Office Equipment...........       1.8        28,746,453
  Consumer Durables......................       1.3        20,104,515
  Consumer Non-Durables..................       0.9        14,976,740
  Drugs..................................       8.6       136,437,754
  Electrical Equipment...................       1.5        23,337,051
  Electronics............................       9.2       144,731,038
  Energy & Services......................       7.4       116,245,017
  Financial Services.....................      16.7       263,787,199
  Food, Beverage & Tobacco...............       3.9        61,359,832
  Forest & Paper Products................       0.5         7,275,963
  Machinery..............................       0.4         6,617,161
  Media & Entertainment..................       6.1        96,421,326
  Medical Instruments & Supplies.........       1.9        30,536,174
  Metals, Minerals & Mining..............       0.8        11,859,591
  Real Estate............................       1.1        18,086,998
  Retail.................................       3.6        57,034,610
  Software & Services....................       2.3        36,628,231
  Transportation.........................       1.9        29,952,300
  Utilities..............................       3.3        51,746,092
                                             ------    --------------
  Total common stocks....................      91.8%   $1,450,027,122
                                             ======    ==============

                    -   Securities exempt from registration under Rule 144A of the
                        Securities Act of 1933. These securities may be resold in
                        transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the market value of these securities amounted to $5,598,603 or 0.3% of net
                        assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-8 _____________________________________
        wFORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2000

                                                                 UNREALIZED
                           TOTAL        CONTRACT    DELIVERY    APPRECIATION
DESCRIPTION             MARKET VALUE     AMOUNT       DATE     (DEPRECIATION)
-----------             ------------   ----------   --------   --------------
British Pounds (Buy)     $1,993,994    $1,992,086   07/05/00     $   1,908
British Pounds (Buy)      9,301,903     9,335,702   07/06/00       (33,799)
British Pounds (Sell)     2,132,126     2,110,580   07/03/00       (21,546)
British Pounds (Sell)     1,684,549     1,687,843   07/07/00         3,294
EURO (Buy)                3,142,898     3,136,213   07/31/00         6,685
EURO (Sell)               5,962,716     5,834,646   07/31/00      (128,070)
EURO (Sell)               6,029,201     5,916,056   07/03/00      (113,145)
EURO (Sell)               5,945,596     5,909,814   07/05/00       (35,782)
Japanese Yen (Buy)          187,677       188,110   07/03/00          (433)
Japanese Yen (Sell)       7,500,255     7,562,622   07/05/00        62,367
Swedish Krona (Sell)      9,806,063     9,705,284   07/05/00      (100,779)
Swiss Franc (Buy)         8,321,477     8,276,002   07/03/00        45,475
Swiss Franc (Buy)           230,074       229,519   07/05/00           555
                                                                 ---------
                                                                 $(313,270)
                                                                 =========

_____________________________________ MF-9 _____________________________________

 HARTFORD STOCK HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

                                                                     MARKET
       SHARES                                                        VALUE
---------------------                                            --------------
COMMON STOCKS -- 98.3%
                         AEROSPACE & DEFENSE -- 1.8%
        *450,000         General Motors, Class H.............    $   39,487,500
         629,000         Honeywell International, Inc........        21,189,438
       1,900,000         United Technologies Corp............       111,862,500
                                                                 --------------
                                                                    172,539,438
                                                                 --------------
                         BUSINESS SERVICES -- 0.2%
       1,302,350         ServiceMaster Co. (The).............        14,814,231
                                                                 --------------
                         CHEMICALS -- 3.1%
       2,700,000         Dow Chemical Co. (The)..............        81,506,250
         384,700         du Pont (E.I.) de Nemours & Co......        16,830,625
       2,742,000         Pharmacia Corp......................       141,727,125
       1,550,000         Praxair, Inc........................        58,028,125
                                                                 --------------
                                                                    298,092,125
                                                                 --------------
                         COMMUNICATIONS -- 12.5%
       2,810,000         AT&T Corp...........................        88,866,250
         *50,000         COLT Telecom Group PLC..............         1,661,504
      *2,688,800         Global Crossing Ltd.................        70,749,050
       2,600,000         Lucent Technologies, Inc............       154,050,000
       2,650,000         Motorola, Inc.......................        77,015,625
          20,000         Nippon Telegraph & Telephone Corp.
                          ADR................................        13,675,000
       3,400,000         Nokia Corp. ADR.....................       169,787,500
         500,000         Nortel Networks Holdings Corp.......        34,125,000
       4,300,000         SBC Communications, Inc.............       185,975,000
        *700,000         Sprint PCS Group....................        41,650,000
        *300,000         Tellabs, Inc........................        20,531,250
       2,300,000         Verizon Communications..............       116,868,750
       4,607,925         Worldcom, Inc.......................       211,388,558
                                                                 --------------
                                                                  1,186,343,487
                                                                 --------------
                         COMPUTERS & OFFICE
                         EQUIPMENT -- 9.5%
      *5,046,500         Cisco Systems, Inc..................       320,768,156
      *1,750,000         Dell Computer Corp..................        86,296,875
      *1,800,000         EMC Corp............................       138,487,500
         850,000         Hewlett-Packard Co..................       106,143,750
       1,500,000         International Business Machines
                          Corp...............................       164,343,750
      *2,200,000         Solectron Corp......................        92,125,000
                                                                 --------------
                                                                    908,165,031
                                                                 --------------
                         CONSUMER NON-DURABLES -- 6.0%
       2,200,000         Cardinal Health, Inc................       162,800,000
       1,600,000         Gillette Co. (The)..................        55,900,000
       1,430,000         Procter & Gamble Co. (The)..........        81,867,500
      *4,000,000         Safeway, Inc........................       180,500,000
       2,000,000         Tyco International Ltd..............        94,750,000
                                                                 --------------
                                                                    575,817,500
                                                                 --------------
                         DRUGS -- 7.6%
       2,610,000         Abbott Laboratories.................       116,308,125
       3,050,000         American Home Products Corp.........       179,187,500
       1,150,000         Bristol-Myers Squibb Co.............        66,987,500
       2,300,000         Merck & Co., Inc....................       176,237,500
       3,791,125         Pfizer, Inc.........................       181,974,000
                                                                 --------------
                                                                    720,694,625
                                                                 --------------
                                                                  MARKET
     SHARES                                                        VALUE
---------------------                                            --------------

                                                                  MARKET
     SHARES                                                        VALUE
---------------------                                            --------------
                         ELECTRICAL EQUIPMENT -- 1.2%
      *1,592,700         Teradyne, Inc.......................    $  117,063,450
                                                                 --------------
                         ELECTRONICS -- 9.1%
       6,090,000         General Electric Co.................       322,770,000
       2,107,000         Intel Corp..........................       281,679,563
      *1,300,000         Micron Technology, Inc..............       114,481,250
       1,800,000         Texas Instruments, Inc..............       123,637,500
        *337,200         Vitesse Semiconductor Corp..........        24,805,275
                                                                 --------------
                                                                    867,373,588
                                                                 --------------
                         ENERGY & SERVICES -- 5.9%
         100,000         Conoco, Inc., Class B...............         2,456,250
       3,100,000         Exxon Mobil Corp....................       243,350,000
       1,500,000         Royal Dutch Petroleum Co............        92,343,750
       1,250,800         Schlumberger Ltd....................        93,340,950
       1,500,000         Texaco, Inc.........................        79,875,000
       1,500,000         Unocal Corp.........................        49,687,500
                                                                 --------------
                                                                    561,053,450
                                                                 --------------
                         FINANCIAL SERVICES -- 12.7%
       1,381,250         American International
                          Group, Inc.........................       162,296,875
       5,857,000         Associates First Capital Corp.,
                          Class A............................       130,684,313
       3,079,500         Citigroup, Inc......................       185,539,875
       1,900,000         Fleet Boston Financial Corp.........        64,600,000
       3,050,000         Franklin Resources, Inc.............        92,643,750
         250,000         Goldman Sachs Group, Inc. (The).....        23,718,750
       2,200,000         Marsh & McLennan Cos., Inc..........       229,762,500
       1,100,000         Merrill Lynch & Co., Inc............       126,500,000
       1,850,000         State Street Corp...................       196,215,625
                                                                 --------------
                                                                  1,211,961,688
                                                                 --------------
                         FOOD, BEVERAGE & TOBACCO -- 2.0%
         600,000         Coca-Cola Co. (The).................        34,462,500
       3,600,000         PepsiCo, Inc........................       159,975,000
                                                                 --------------
                                                                    194,437,500
                                                                 --------------
                         FOREST & PAPER PRODUCTS -- 2.1%
       1,800,000         Kimberly-Clark Corp.................       103,275,000
       2,150,000         Weyerhaeuser Co.....................        92,450,000
                                                                 --------------
                                                                    195,725,000
                                                                 --------------
                         MACHINERY -- 0.7%
       2,000,000         Caterpillar, Inc....................        67,750,000
                                                                 --------------
                         MEDIA & ENTERTAINMENT -- 4.6%
      *5,446,000         AT&T - Liberty Media Group,
                          Class A............................       132,065,500
       2,838,900         Gannett Co., Inc....................       169,801,706
      *2,039,800         Viacom, Inc., Class B...............       139,088,863
                                                                 --------------
                                                                    440,956,069
                                                                 --------------
                         MEDICAL INSTRUMENTS &
                         SUPPLIES -- 2.1%
       1,000,000         Guidant Corp........................        49,500,000
       1,450,000         Johnson & Johnson Co................       147,718,750
                                                                 --------------
                                                                    197,218,750
                                                                 --------------
                         METALS, MINERALS &
                         MINING -- 1.9%
       3,600,000         Alcoa, Inc..........................       104,400,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-10 ____________________________________

                                                                  MARKET
     SHARES                                                        VALUE
---------------------                                            --------------

COMMON STOCKS -- (CONTINUED)
            METALS, MINERALS &
            MINING -- (CONTINUED)

                                                                  MARKET
     SHARES                                                        VALUE
---------------------                                            --------------
       1,350,000         Illinois Tool Works, Inc............    $   76,950,000
                                                                 --------------
                                                                    181,350,000
                                                                 --------------
                         REAL ESTATE -- 0.1%
          *6,150         Security Capital Group, Inc.,
                          Class A............................         5,082,975
                                                                 --------------
                         RETAIL -- 5.9%
       2,100,000         CVS Corp............................        84,000,000
       2,407,500         Home Depot, Inc. (The)..............       120,224,531
       5,300,000         McDonald's Corp.....................       174,568,750
       3,200,000         Wal-Mart Stores, Inc................       184,400,000
                                                                 --------------
                                                                    563,193,281
                                                                 --------------
                         SOFTWARE & SERVICES -- 9.0%
        *350,000         3Com Corp...........................        20,168,750
      *1,750,000         America Online, Inc.................        92,312,500
       2,251,000         Automatic Data Processing, Inc......       120,569,188
      *1,638,400         China Unicom Ltd. ADR...............        34,816,000
      *1,300,000         Computer Sciences Corp..............        97,093,750
       1,516,600         Electronic Data Systems Corp........        62,559,750
      *4,700,000         Microsoft Corp......................       376,000,000
        *289,150         VeriSign, Inc.......................        51,034,975
                                                                 --------------
                                                                    854,554,913
                                                                 --------------
                         TRANSPORTATION -- 0.3%
      *1,068,154         Sabre Group Corp....................        30,442,389
                                                                 --------------
                         Total common stocks.................    $9,364,629,490
                                                                 ==============

   PRINCIPAL
     AMOUNT
---------------------
SHORT-TERM SECURITIES -- 1.5%
                         REPURCHASE AGREEMENT -- 1.5%
    $138,497,000         Interest in $2,066,447,000 joint
                         repurchase agreement dated 06/30/00
                         with State Street Bank, 6.598% due
                         07/03/00; maturity amount
                         $138,573,151 (Collateralized by
                         $125,835,832 U.S. Treasury Notes
                         5.50% - 7.875% due 08/31/01 -
                         11/15/04, $1,943,730,718 U.S.
                         Treasury Bonds 5.25% - 10.625% due
                         08/15/15 - 02/15/29)................    $  138,497,000
                                                                 --------------
                         Total short-term securities.........    $  138,497,000
                                                                 ==============



DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
 $6,860,642,369).........................      98.3%   $9,364,629,490
Total short-term securities (cost
 $138,497,000)...........................       1.5       138,497,000
                                             ------    --------------
Total investment in securities (total
 cost $6,999,139,369)....................      99.8     9,503,126,490
Cash, receivables and other assets.......       0.3        24,754,714
Securities lending collateral............       1.9       178,727,476
Payable for fund shares redeemed.........      (0.1)       (1,751,210)
Securities lending collateral payable to
 brokers.................................      (1.9)     (178,727,476)
                                             ------    --------------
Net assets...............................     100.0%   $9,526,129,994
                                             ======    ==============

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 3,000,000,000 shares authorized; 1,506,295,782
 shares outstanding...............................    $  150,629,578
Capital surplus...................................     6,564,457,632
Accumulated undistributed net investment income...        31,316,736
Accumulated undistributed net realized gain on
 investments......................................       275,738,927
Unrealized appreciation of investments............     2,503,987,121
                                                      --------------
Net assets........................................    $9,526,129,994
                                                      ==============

Class IA
Net asset value per share ($9,446,867,680  DIVIDED BY
 1,493,757,418 shares outstanding) (2,250,000,000 shares
 authorized)..............................................    $6.32
                                                              =====
Class IB
Net asset value per share ($79,262,314  DIVIDED BY
 12,538,364 shares outstanding) (750,000,000 shares
 authorized)..............................................    $6.32
                                                              =====

                    *   Non-income producing during the period.

_____________________________________ MF-11 ____________________________________

 HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

                                                                    MARKET
       SHARES                                                       VALUE
---------------------                                           --------------
COMMON STOCKS -- 96.8%
                         AEROSPACE & DEFENSE -- 4.2%
             403,500     Honeywell International, Inc.......    $   13,592,906
           1,878,200     United Technologies Corp...........       110,579,025
                                                                --------------
                                                                   124,171,931
                                                                --------------
                         CHEMICALS -- 3.8%
             165,400     Akzo Nobel N.V. ADR................         6,957,138
             450,928     du Pont (E.I.) de Nemours & Co.....        19,728,100
             105,700     Eastman Chemical Co................         5,047,175
           1,289,363     Pharmacia Corp.....................        66,643,950
             114,400     PPG Industries, Inc................         5,069,350
             223,500     Rohm & Haas Co.....................         7,710,750
                                                                --------------
                                                                   111,156,463
                                                                --------------
                         COMMUNICATIONS -- 10.0%
           2,549,800     AT&T Corp..........................        80,637,425
             470,300     Broadwing, Inc.....................        12,198,406
             725,300     Lucent Technologies, Inc...........        42,974,025
             728,526     SBC Communications, Inc............        31,508,750
           1,863,246     Verizon Communications.............        94,676,187
             375,100     US West, Inc.......................        32,164,825
                                                                --------------
                                                                   294,159,618
                                                                --------------
                         COMPUTERS & OFFICE
                         EQUIPMENT -- 1.1%
             140,800     International Business Machines
                          Corp..............................        15,426,400
             218,400     Minnesota Mining &
                          Manufacturing Co..................        18,018,000
                                                                --------------
                                                                    33,444,400
                                                                --------------
                         CONSUMER DURABLES -- 2.6%
             286,500     Corning, Inc.......................        77,319,188
                                                                --------------
                         CONSUMER NON-DURABLES -- 3.7%
             412,000     Cardinal Health, Inc...............        30,488,000
             328,400     Clorox Co. (The)...................        14,716,425
             122,300     Eastman Kodak Co...................         7,276,850
             415,600     Gillette Co. (The).................        14,520,025
             716,000     Procter & Gamble Co. (The).........        40,991,000
                                                                --------------
                                                                   107,992,300
                                                                --------------
                         DRUGS -- 7.0%
             547,200     Abbott Laboratories................        24,384,600
             672,200     American Home Products Corp........        39,491,750
             867,300     AstraZeneca Group PLC ADR..........        40,329,450
             392,000     Bristol-Myers Squibb Co............        22,834,000
             373,500     Eli Lilly & Co.....................        37,303,313
             524,900     Merck & Co., Inc...................        40,220,463
                                                                --------------
                                                                   204,563,576
                                                                --------------
                         ELECTRICAL EQUIPMENT -- 0.2%
             154,700     White Electronic Designs Corp......         6,826,138
                                                                --------------
                         ELECTRONICS -- 5.4%
             273,700     Eaton Corp.........................        18,337,900
           2,126,580     General Electric Co................       112,708,740
             199,600     Intel Corp.........................        26,684,025
                                                                --------------
                                                                   157,730,665
                                                                --------------
                         ENERGY & SERVICES -- 10.4%
             463,000     Ashland, Inc.......................        16,233,938
             866,817     Conoco, Inc., Class B..............        21,291,193
             394,100     Enron Corp.........................        25,419,450
           1,339,983     Exxon Mobil Corp...................       105,188,666
           3,780,000     Repsol YPF S.A. ADR................        74,891,250
           2,661,800     Suncor Energy, Inc.................        62,053,213
                                                                --------------
                                                                   305,077,710
                                                                --------------
                                                                   MARKET
       SHARES                                                       VALUE
---------------------                                           --------------

COMMON STOCKS -- (CONTINUED)

                                                                   MARKET
       SHARES                                                       VALUE
---------------------                                           --------------
                         FINANCIAL SERVICES -- 17.3%
             888,000     Associates First Capital Corp.,
                          Class A...........................    $   19,813,500
             202,500     CIGNA Corp.........................        18,933,750
           1,423,050     Citigroup, Inc.....................        85,738,763
             575,300     Fannie Mae.........................        30,023,469
             578,650     Marsh & McLennan Cos., Inc.........        60,432,759
             375,000     MBIA, Inc..........................        18,070,302
             439,600     Merrill Lynch & Co., Inc...........        50,554,000
             184,800     Morgan Stanley Dean Witter & Co....        15,384,600
             149,000     National Commerce Bancorporation...         2,393,313
           1,375,700     Pacific Century Financial Corp.....        20,119,613
           1,323,700     People's Bank......................        24,322,988
           2,397,800     U.S. Bancorp.......................        46,157,650
             522,200     UnionBanCal Corp...................         9,693,338
             953,100     Wachovia Corp......................        51,705,675
           1,174,100     Washington Mutual, Inc.............        33,902,138
             364,700     XL Capital Ltd., Class A...........        19,739,388
                                                                --------------
                                                                   506,985,246
                                                                --------------
                         FOOD, BEVERAGE &
                         TOBACCO -- 7.2%
             251,700     Coca-Cola Co. (The)................        14,457,019
           1,751,500     McCormick & Co., Inc...............        56,923,750
             906,600     PepsiCo, Inc.......................        40,287,038
             966,700     Philip Morris Co., Inc.............        25,677,969
             486,900     Reynolds (R.J.) Tobacco
                          Holdings, Inc.....................        13,602,769
           3,140,100     Sara Lee Corp......................        60,643,181
                                                                --------------
                                                                   211,591,726
                                                                --------------
                         FOREST & PAPER PRODUCTS -- 2.7%
             852,600     Abitibi-Consolidated, Inc..........         7,993,125
             693,600     Kimberly-Clark Corp................        39,795,300
             339,300     Temple-Inland, Inc.................        14,250,600
             367,000     Weyerhaeuser Co....................        15,781,000
                                                                --------------
                                                                    77,820,025
                                                                --------------
                         HOTELS & GAMING -- 0.3%
             253,748     Starwood Hotels & Resorts
                          Worldwide, Inc....................         8,262,669
                                                                --------------
                         MACHINERY -- 0.5%
             367,100     Caterpillar, Inc...................        12,435,513
             125,000     CNH Global N.V.....................         1,156,250
                                                                --------------
                                                                    13,591,763
                                                                --------------
                         MEDIA & ENTERTAINMENT -- 1.8%
             608,800     Gannett Co., Inc...................        36,413,850
             285,100     Knight-Ridder, Inc.................        15,163,756
                                                                --------------
                                                                    51,577,606
                                                                --------------
                         MEDICAL INSTRUMENTS &
                         SUPPLIES -- 1.8%
             748,000     Baxter International, Inc..........        52,593,750
                                                                --------------
                         METALS, MINERALS &
                         MINING -- 0.9%
             862,000     Alcoa, Inc.........................        24,998,000
                                                                --------------
                         REAL ESTATE -- 2.6%
             734,500     Archstone Communities Trust
                          (REIT)............................        15,470,406
             620,100     Equity Office Properties Trust
                          (REIT)............................        17,091,506
             375,700     Kimco Realty Corp. (REIT)..........        15,403,700
             662,300     Liberty Property Trust (REIT)......        17,178,406
             231,100     Spieker Properties, Inc. (REIT)....        10,630,600
                                                                --------------
                                                                    75,774,618
                                                                --------------
                         RETAIL -- 2.8%
             883,900     Family Dollar Stores, Inc..........        17,291,294

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-12 ____________________________________

                                                                   MARKET
       SHARES                                                       VALUE
---------------------                                           --------------

COMMON STOCKS -- (CONTINUED)
             RETAIL -- (CONTINUED)

                                                                   MARKET
       SHARES                                                       VALUE
---------------------                                           --------------
           2,712,060     Intimate Brands, Inc., Class A.....    $   53,563,185
             461,400     May Department Stores Co...........        11,073,600
                                                                --------------
                                                                    81,928,079
                                                                --------------
                         SOFTWARE & SERVICES -- 1.9%
             569,100     Electronic Data Systems Corp.......        23,475,375
             552,500     First Data Corp....................        27,417,813
             *55,801     Microsoft Corp.....................         4,464,080
                                                                --------------
                                                                    55,357,268
                                                                --------------
                         TRANSPORTATION -- 2.0%
             569,500     Ford Motor Co......................        24,488,500
             612,000     Genuine Parts Co...................        12,240,000
             186,100     TRW, Inc...........................         8,072,088
             497,400     USFreightways Corp.................        12,217,388
             *74,566     Visteon Corp.......................           904,117
                                                                --------------
                                                                    57,922,093
                                                                --------------
                         UTILITIES -- 6.6%
             279,400     Dominion Resources, Inc............        11,979,275
             718,600     DQE, Inc...........................        28,384,700
             243,100     Duke Energy Corp...................        13,704,763
             251,200     Edison International...............         5,149,600
             694,100     El Paso Energy Corp................        35,355,719
             635,900     Endesa S.A.........................        12,400,050
             410,400     Montana Power Co. (The)............        14,492,250
             487,600     PECO Energy Co.....................        19,656,375
             766,300     Pinnacle West Capital Corp.........        25,958,413
             647,900     Unicom Corp........................        25,065,631
             242,850     UtiliCorp United, Inc..............         4,826,644
                                                                --------------
                                                                   196,973,420
                                                                --------------
                         Total common stocks................    $2,837,818,252
                                                                ==============

     PRINCIPAL
       AMOUNT
---------------------
CONVERTIBLE PREFERRED STOCKS -- 1.3%
                         COMMUNICATIONS -- 0.6%
$         -9,200,000     American Tower Corp.
                          9.25% due 08/16/02................    $   16,939,500
                                                                --------------
                         MEDIA & ENTERTAINMENT -- 0.6%
             160,000     Tribune Co.
                          2.00% due 05/15/29................        18,440,000
                                                                --------------
                         UTILITIES -- 0.1%
              65,400     Texas Utilities Co.
                          6.25% due 10/15/09................         2,542,425
                                                                --------------
                         Total convertible preferred            $   37,921,925
                         stocks.............................
                                                                ==============

                                                                   MARKET
       SHARES                                                       VALUE
---------------------                                           --------------
EQUITY LINKED SECURITIES -- 0.7%
                         FINANCIAL SERVICES -- 0.7%
             160,000     Salomon Smith Barney Holdings, Inc.
                          (ELKS)
                            3.25% due 10/06/00..............    $   21,073,600
                                                                --------------
                         Total equity linked securities.....    $   21,073,600
                                                                ==============

     PRINCIPAL
       AMOUNT
---------------------
SHORT-TERM SECURITIES -- 1.5%
                         REPURCHASE AGREEMENT -- 1.5%
$         43,043,000     Interest in $2,066,447,000 joint
                         repurchase agreement dated 06/30/00
                         with State Street Bank, 6.598% due
                         07/03/00; maturity amount
                         $43,066,667 (Collateralized by
                         $125,835,832 U.S. Treasury Notes
                         5.50% - 7.875% due 08/31/01 -
                         11/15/04, $1,943,730,718 U.S.
                         Treasury Bonds 5.25% - 10.625% due
                         08/15/15 - 02/15/29)...............    $   43,043,000
                                                                --------------
                         Total short-term securities........    $   43,043,000
                                                                ==============


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
 $2,653,056,046)..........................     96.7%   $2,837,818,252
Total convertible preferred stocks (cost
 $37,626,591).............................      1.3        37,921,925
Total equity linked securities (cost
 $15,272,800).............................      0.7        21,073,600
Total short-term securities (cost
 $43,043,000).............................      1.5        43,043,000
                                              -----    --------------
Total investment in securities (total cost
 $2,748,998,437)..........................    100.2     2,939,856,777
Cash, receivables and other assets........      0.7        21,311,895
Securities lending collateral.............      5.4       158,547,001
Payable for securities purchased..........     (0.8)      (24,960,032)
Payable for fund shares redeemed..........     (0.1)       (2,094,969)
Securities lending collateral payable to
 brokers..................................     (5.4)     (158,547,001)
Other liabilities.........................     (0.0)         (416,520)
                                              -----    --------------
Net assets................................    100.0%   $2,933,697,151
                                              =====    ==============


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 4,000,000,000 shares authorized; 1,525,652,564
 shares outstanding...............................    $  152,565,256
Capital surplus...................................     2,408,487,290
Accumulated undistributed net investment income...        23,091,974
Accumulated undistributed net realized gain on
 investments......................................       158,694,755
Unrealized appreciation of investments............       190,858,340
Unrealized depreciation of other assets and
 liabilities in foreign currencies................              (464)
                                                      --------------
Net assets........................................    $2,933,697,151
                                                      ==============


Class IA
Net asset value per share ($2,914,866,706  DIVIDED BY
 1,515,860,716 shares outstanding) (3,500,000,000 shares
 authorized)..............................................    $1.92
                                                              =====
Class IB
Net asset value per share ($18,830,445  DIVIDED BY
 9,791,848 shares outstanding) (500,000,000 shares
 authorized)..............................................    $1.92
                                                              =====

                    *   Non-income producing during the period.
                    -   Securities exempt from registration under Rule 144A of the
                        Securities Act of 1933. These securities may be resold in
                        transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the market value of these securities amounted to $16,939,500 or 0.6% of net
                        assets.

_____________________________________ MF-13 ____________________________________

 HARTFORD ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

      PRINCIPAL                                                   MARKET
       AMOUNT                                                     VALUE
---------------------                                         --------------
ASSET-BACKED SECURITIES -- 0.3%
$         -43,000,000    AESOP Funding II LLC, Series
                          1998-1, Class A
                           6.14% due 05/20/06...............  $   40,739,920
                                                              --------------
                         Total asset-backed securities......  $   40,739,920
                                                              ==============
COMMERCIAL MORTGAGE BACKED SECURITIES -- 0.5%
           18,000,000    Asset Securitization Corp.,
                          Series 1997-D4, Class A1D
                           7.49% due 04/14/29...............  $   18,016,272
           10,000,000    Asset Securitization Corp.,
                          Series 1997-D5, Class A1E
                           6.93% due 02/14/41...............       9,368,660
           25,000,000    Chase Commercial Mortgage
                          Securities Corp., Series 1997-1,
                          Class A2
                           7.37% due 02/19/07...............      24,967,075
           17,225,000    First Union - Lehman Brothers
                          Commercial Mortgage Trust,
                          Series 1997-C1, Class A3
                           7.38% due 04/18/07...............      17,232,596
                                                              --------------
                         Total commercial mortgage backed
                         securities.........................  $   69,584,603
                                                              ==============
       SHARES
---------------------
COMMON STOCKS -- 61.0%
                         AEROSPACE & DEFENSE -- 1.0%
             *450,000    General Motors, Class H............  $   39,487,500
            1,650,000    United Technologies Corp...........      97,143,750
                                                              --------------
                                                                 136,631,250
                                                              --------------
                         BUSINESS SERVICES -- 0.1%
            1,256,050    ServiceMaster Co. (The)............      14,287,569
                                                              --------------
                         CHEMICALS -- 2.0%
            2,550,000    Dow Chemical Co. (The).............      76,978,125
              520,500    du Pont (E.I.) de Nemours & Co.....      22,771,875
            2,404,000    Pharmacia Corp.....................     124,256,750
            1,400,000    Praxair, Inc.......................      52,412,500
                                                              --------------
                                                                 276,419,250
                                                              --------------
                         COMMUNICATIONS -- 6.6%
            2,780,000    AT&T Corp..........................      87,917,500
              *50,000    COLT Telecom Group PLC.............       1,661,504
           *2,385,900    Global Crossing Ltd................      62,778,994
            2,400,000    Lucent Technologies, Inc...........     142,200,000
            2,200,000    Motorola, Inc......................      63,937,500
               20,000    Nippon Telegraph & Telephone Corp.
                          ADR...............................      13,675,000
              500,000    Nortel Networks Holdings Corp......      34,125,000
            4,125,000    SBC Communications, Inc............     178,406,250
             *400,000    Sprint PCS Group...................      23,800,000
             *300,000    Tellabs, Inc.......................      20,531,250
            1,800,000    Verizon Communications.............      91,462,500
           *4,300,000    Worldcom, Inc......................     197,262,500
                                                              --------------
                                                                 917,757,998
                                                              --------------
                         COMPUTERS & OFFICE
                         EQUIPMENT -- 6.1%
           *4,551,300    Cisco Systems, Inc.................     289,292,006
           *1,750,000    Dell Computer Corp.................      86,296,875
                                                                  MARKET
       SHARES                                                     VALUE
---------------------                                         --------------

COMMON STOCKS -- (CONTINUED)
              COMPUTERS & OFFICE
              EQUIPMENT -- (CONTINUED)

                                                                  MARKET
       SHARES                                                     VALUE
---------------------                                         --------------
           *1,600,000    EMC Corp...........................  $  123,100,000
              750,000    Hewlett-Packard Co.................      93,656,250
            1,540,000    International Business Machines
                          Corp..............................     168,726,250
           *2,000,000    Solectron Corp.....................      83,750,000
                                                              --------------
                                                                 844,821,381
                                                              --------------
                         CONSUMER NON-DURABLES -- 3.7%
            1,700,000    Cardinal Health, Inc...............     125,800,000
            1,400,000    Gillette Co. (The).................      48,912,500
            1,375,000    Procter & Gamble Co. (The).........      78,718,750
           *3,614,000    Safeway, Inc.......................     163,081,750
            2,000,000    Tyco International Ltd.............      94,750,000
                                                              --------------
                                                                 511,263,000
                                                              --------------
                         DRUGS -- 4.8%
            2,410,000    Abbott Laboratories................     107,395,625
            3,100,000    American Home Products Corp........     182,125,000
            1,050,000    Bristol-Myers Squibb Co............      61,162,500
            2,320,000    Merck & Co., Inc...................     177,770,000
            3,024,925    Pfizer, Inc........................     145,196,400
                                                              --------------
                                                                 673,649,525
                                                              --------------
                         ELECTRICAL EQUIPMENT -- 0.8%
           *1,444,100    Teradyne, Inc......................     106,141,350
                                                              --------------
                         ELECTRONICS -- 5.7%
            5,400,000    General Electric Co................     286,200,000
            1,933,900    Intel Corp.........................     258,538,256
           *1,100,000    Micron Technology, Inc.............      96,868,750
            1,800,000    Texas Instruments, Inc.............     123,637,500
             *305,800    Vitesse Semiconductor Corp.........      22,495,413
                                                              --------------
                                                                 787,739,919
                                                              --------------
                         ENERGY & SERVICES -- 3.6%
              100,000    Conoco, Inc., Class B..............       2,456,250
            2,700,000    Exxon Mobil Corp...................     211,950,000
            1,300,000    Royal Dutch Petroleum Co...........      80,031,250
            1,134,100    Schlumberger Ltd...................      84,632,213
            1,550,000    Texaco, Inc........................      82,537,500
            1,375,000    Unocal Corp........................      45,546,875
                                                              --------------
                                                                 507,154,088
                                                              --------------
                         FINANCIAL SERVICES -- 8.4%
            1,375,000    American International
                          Group, Inc........................     161,562,500
            5,305,400    Associates First Capital Corp.,
                          Class A...........................     118,376,737
            2,700,000    Citigroup, Inc.....................     162,675,000
            1,900,000    Fleet Boston Financial Corp........      64,600,000
            3,150,000    Franklin Resources, Inc............      95,681,250
              250,000    Goldman Sachs Group, Inc. (The)....      23,718,750
            2,195,000    Marsh & McLennan Cos., Inc.........     229,240,313
            1,100,000    Merrill Lynch & Co., Inc...........     126,500,000
            1,750,000    State Street Corp..................     185,609,375
                                                              --------------
                                                               1,167,963,925
                                                              --------------
                         FOOD, BEVERAGE &
                         TOBACCO -- 1.2%
              600,000    Coca-Cola Co. (The)................      34,462,500

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-14 ____________________________________

                                                                  MARKET
       SHARES                                                     VALUE
---------------------                                         --------------

COMMON STOCKS -- (CONTINUED)
              FOOD, BEVERAGE &
              TOBACCO -- (CONTINUED)

                                                                  MARKET
       SHARES                                                     VALUE
---------------------                                         --------------
            3,100,000    PepsiCo, Inc.......................  $  137,756,250
                                                              --------------
                                                                 172,218,750
                                                              --------------
                         FOREST & PAPER PRODUCTS -- 1.3%
            1,700,000    Kimberly-Clark Corp................      97,537,500
            1,950,000    Weyerhaeuser Co....................      83,850,000
                                                              --------------
                                                                 181,387,500
                                                              --------------
                         MACHINERY -- 0.4%
            1,700,000    Caterpillar, Inc...................      57,587,500
                                                              --------------
                         MEDIA & ENTERTAINMENT -- 3.1%
           *5,546,000    AT&T - Liberty Media Group,
                          Class A...........................     134,490,500
            2,700,000    Gannett Co., Inc...................     161,493,750
           *1,953,000    Viacom, Inc., Class B..............     133,170,188
                                                              --------------
                                                                 429,154,438
                                                              --------------
                         MEDICAL INSTRUMENTS & SUPPLIES --
                         1.5%
              900,000    Guidant Corp.......................      44,550,000
            1,670,000    Johnson & Johnson Co...............     170,131,250
                                                              --------------
                                                                 214,681,250
                                                              --------------
                         METALS, MINERALS &
                         MINING -- 1.1%
            3,200,000    Alcoa, Inc.........................      92,800,000
            1,050,000    Illinois Tool Works, Inc...........      59,850,000
                                                              --------------
                                                                 152,650,000
                                                              --------------
                         REAL ESTATE -- 0.0%
               *6,150    Security Capital Group, Inc.,
                          Class A...........................       5,082,974
                                                              --------------
                         RETAIL -- 3.9%
            2,219,600    CVS Corp...........................      88,784,000
            2,400,000    Home Depot, Inc. (The).............     119,850,000
            5,000,000    McDonald's Corp....................     164,687,500
            3,000,000    Wal-Mart Stores, Inc...............     172,875,000
                                                              --------------
                                                                 546,196,500
                                                              --------------
                         SOFTWARE & SERVICES -- 5.5%
             *350,000    3Com Corp..........................      20,168,750
           *1,450,000    America Online, Inc................      76,487,500
            2,000,000    Automatic Data Processing, Inc.....     107,125,000
           *1,476,100    China Unicom Ltd. ADR..............      31,367,125
           *1,200,000    Computer Sciences Corp.............      89,625,000
            1,483,400    Electronic Data Systems Corp.......      61,190,250
           *4,200,000    Microsoft Corp.....................     336,000,000
             *262,150    VeriSign, Inc......................      46,269,475
                                                              --------------
                                                                 768,233,100
                                                              --------------
                         TRANSPORTATION -- 0.2%
           *1,181,436    Sabre Group Corp...................      33,670,926
                                                              --------------
                         Total common stocks................  $8,504,692,193
                                                              ==============

      PRINCIPAL                                                   MARKET
       AMOUNT                                                     VALUE
---------------------                                         --------------
CORPORATE NOTES -- 16.8%
                         AEROSPACE & DEFENSE -- 0.1%
$          13,135,000    Honeywell International, Inc.
                           6.60% due 04/15/01...............  $   13,084,613
                                                              --------------
                         CHEMICALS -- 0.6%
           20,000,000    ICI Wilmington, Inc.
                           6.95% due 09/15/04...............      19,285,320
           25,000,000    Praxair, Inc.
                           6.15% due 04/15/03...............      24,011,625
           40,000,000    Rohm & Haas Co.
                           7.40% due 07/15/09...............      39,777,240
                                                              --------------
                                                                  83,074,185
                                                              --------------
                         COMMUNICATIONS -- 0.2%
           40,000,000    AT&T Corp.
                           6.50% due 03/15/29...............      33,500,360
                                                              --------------
                         COMPUTERS & OFFICE
                         EQUIPMENT -- 0.7%
           50,000,000    Hewlett-Packard Co.
                           7.15% due 06/15/05...............      50,182,100
           30,000,000    International Business Machines
                          Corp.
                           6.50% due 01/15/28...............      27,095,700
           18,000,000    Pitney Bowes, Inc.
                           5.50% due 04/15/04...............      17,175,762
                                                              --------------
                                                                  94,453,562
                                                              --------------
                         CONSUMER NON-DURABLES -- 0.5%
           25,000,000    Alberto Culver Co.
                           8.25% due 11/01/05...............      25,205,450
           18,000,000    Colgate-Palmolive Co.
                           5.58% due 11/06/08...............      16,242,282
          -30,000,000    Tyco International Ltd.
                           6.875% due 09/05/02..............      29,692,230
                                                              --------------
                                                                  71,139,962
                                                              --------------
                         DRUGS -- 0.2%
           26,000,000    American Home Products Corp.
                           7.25% due 03/01/23...............      24,792,040
           10,000,000    Zeneca Wilmington, Inc.
                           6.30% due 06/15/03...............       9,889,820
                                                              --------------
                                                                  34,681,860
                                                              --------------
                         EDUCATION -- 0.1%
           10,900,000    Harvard University
                           8.125% due 04/15/2007............      11,244,985
                                                              --------------
                         ELECTRICAL EQUIPMENT -- 0.2%
           30,000,000    Danaher Corp.
                           6.00% due 10/15/08...............      26,998,860
                                                              --------------
                         ELECTRONICS -- 0.5%
           50,000,000    Eaton Corp.
                           6.95% due 11/15/04...............      48,573,050
           21,000,000    Motorola, Inc.
                           7.60% due 01/01/07...............      21,478,842
                                                              --------------
                                                                  70,051,892
                                                              --------------
                         ENERGY & SERVICES -- 0.5%
           12,250,000    BP Amoco PLC
                           6.50% due 08/01/07...............      11,782,650

_____________________________________ MF-15 ____________________________________

 HARTFORD ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

      PRINCIPAL                                                   MARKET
       AMOUNT                                                     VALUE
---------------------                                         --------------

CORPORATE NOTES -- (CONTINUED)
              ENERGY & SERVICES -- (CONTINUED)

      PRINCIPAL                                                   MARKET
       AMOUNT                                                     VALUE
---------------------                                         --------------
$          15,000,000    Husky Oil Ltd.
                           6.875% due 11/15/03..............  $   14,480,955
           15,000,000    Hydro-Quebec
                           7.375% due 02/01/03..............      15,014,700
           17,285,000    Northern Border Pipeline
                           7.75% due 09/01/09...............      16,596,245
           10,000,000    Southern California Gas Co.
                           5.75% due 11/15/03...............       9,627,070
                                                              --------------
                                                                  67,501,620
                                                              --------------
                         FINANCIAL SERVICES -- 8.0%
           40,000,000    ACE INA Holdings
                           8.30% due 08/15/06...............      40,288,160
           30,000,000    Allmerica Financial Corp.
                           7.625% due 10/15/25..............      26,118,480
           24,000,000    Allstate Corp. (The)
                           6.75% due 06/15/03...............      23,482,176
           26,485,000    Amerus Life Holdings
                           6.95% due 06/15/05...............      24,234,358
           21,670,000    Amvescap PLC
                           6.60% due 05/15/05...............      20,377,558
           30,000,000    Apache Finance Property Ltd.
                           7.00% due 03/15/09...............      28,503,510
           25,000,000    Associates Corp. of North America
                           6.00% due 07/15/05...............      23,219,675
           15,000,000    Associates Corp. of North America
                           6.50% due 10/15/02...............      14,700,270
           10,000,000    Bank of Boston Corp.
                           6.625% due 02/01/04..............       9,700,020
           40,000,000    Bank One Corp.
                           6.875% due 08/01/06..............      38,333,160
           20,000,000    BankAmerica Corp.
                           5.875% due 02/15/09..............      17,664,220
           14,825,000    Banponce Corp.
                           6.75% due 12/15/05...............      13,855,875
           15,000,000    Bayerische Landesbank Girozentrale
                          (NY)
                           5.625% due 02/26/01..............      14,853,045
           25,000,000    Bayerische Landesbank Girozentrale
                          (NY)
                           5.65% due 02/01/09...............      22,052,875
           10,000,000    Chase Manhattan Corp. (The)
                           8.50% due 02/15/02...............      10,166,800
           15,740,000    CIGNA Corp.
                           7.40% due 05/15/07...............      14,968,047
           30,000,000    Cincinnati Financial Corp.
                           6.90% due 05/15/28...............      25,311,870
           20,000,000    CIT Group, Inc. (The)
                           6.75% due 05/14/01...............      19,906,260
           20,000,000    Citigroup, Inc.
                           5.625% due 02/15/01..............      19,809,240
           10,000,000    Citigroup, Inc.
                           6.25% due 12/01/05...............       9,473,710
           24,000,000    Credit National
                           7.00% due 11/14/05...............      23,169,504
          -28,715,000    Development Bank of Singapore
                           7.875% due 08/10/09..............      28,488,238
           30,000,000    Equitable Cos., Inc.
                           7.00% due 04/01/28...............      26,311,890
      PRINCIPAL                                                   MARKET
       AMOUNT                                                     VALUE
---------------------                                         --------------

              FINANCIAL SERVICES -- (CONTINUED)

      PRINCIPAL                                                   MARKET
       AMOUNT                                                     VALUE
---------------------                                         --------------
$          10,000,000    Fairfax Financial Holdings
                           7.75% due 12/15/03...............  $    9,425,620
          100,000,000    Fannie Mae
                           7.25% due 01/15/10...............     100,816,400
           18,000,000    Finova Capital Corp.
                           6.39% due 10/08/02...............      15,821,766
           25,000,000    First Union National Bank
                           5.80% due 12/01/08...............      21,397,825
           20,000,000    Fleet Financial Group, Inc.
                           6.875% due 01/15/28..............      17,050,020
           20,000,000    Heller Financial, Inc.
                           6.382% due 11/10/20..............      19,954,180
           15,000,000    Home Savings of America
                           6.00% due 11/01/00...............      14,937,600
          -27,000,000    Jackson National Life Insurance Co.
                           8.15% due 03/15/27...............      24,951,969
           36,745,000    Key Bank N.A.
                           5.80% due 04/01/04...............      34,778,959
           11,400,000    Liberty Financial Co.
                           6.75% due 11/15/08...............      10,409,203
          -30,000,000    Liberty Mutual Insurance
                           8.20% due 05/04/07...............      29,494,290
          -10,000,000    Lumbermens Mutual Casualty
                           9.15% due 07/01/26...............       8,927,740
           20,000,000    Nationsbank Corp.
                           7.80% due 09/15/16...............      19,387,580
          -30,000,000    New England Mutual Life Insurance
                           7.875% due 02/15/24..............      29,457,480
           40,296,742    Postal Square LP
                           8.95% due 06/15/22...............      45,878,647
           27,600,000    Torchmark Corp.
                           8.25% due 08/15/09...............      27,811,664
           30,000,000    Toyota Motor Credit Corp.
                           5.50% due 12/15/08...............      26,401,140
           25,000,000    Transamerica Financial Corp.
                           6.125% due 11/01/01..............      24,596,625
           10,000,000    Travelers Property & Casualty
                           6.75% due 04/15/01...............       9,970,070
           43,000,000    TXU Eastern Funding Co.
                           6.45% due 05/15/05...............      40,091,265
          -40,000,000    USAA Capital Corp.
                           6.90% due 11/01/02...............      39,450,560
           50,000,000    Wells Fargo & Co.
                           6.50% due 09/03/02...............      49,284,500
                                                              --------------
                                                               1,115,284,044
                                                              --------------
                         FOOD, BEVERAGE &
                         TOBACCO -- 0.4%
           30,000,000    Coca-Cola Enterprises, Inc.
                           6.75% due 09/15/28...............      25,783,770
           35,000,000    Whitman Corp.
                           6.375% due 05/01/09..............      32,208,400
                                                              --------------
                                                                  57,992,170
                                                              --------------
                         FOREST & PAPER PRODUCTS -- 0.2%
           25,000,000    Boise Cascade Office
                           7.05% due 05/15/05...............      23,730,600
                                                              --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-16 ____________________________________

      PRINCIPAL                                                   MARKET
       AMOUNT                                                     VALUE
---------------------                                         --------------

CORPORATE NOTES -- (CONTINUED)

      PRINCIPAL                                                   MARKET
       AMOUNT                                                     VALUE
---------------------                                         --------------
                         HEALTH SERVICES -- 0.2%
$          29,000,000    United Healthcare Corp.
                           6.60% due 12/01/03...............  $   27,672,380
                                                              --------------
                         MACHINERY -- 0.2%
           25,000,000    Parker Hannifin Corp.
                           5.65% due 09/15/03...............      23,811,175
                                                              --------------
                         MEDIA & ENTERTAINMENT -- 0.4%
           30,000,000    Rockwell International Corp.
                           6.70% due 01/15/28...............      26,320,170
           19,420,000    Scripps (E.W.) Co. (The)
                           6.375% due 10/15/02..............      19,173,793
           10,400,000    Times Mirror Co.
                           7.50% due 07/01/23...............       9,753,588
                                                              --------------
                                                                  55,247,551
                                                              --------------
                         MEDICAL INSTRUMENTS & SUPPLIES --
                         0.1%
           22,000,000    Becton, Dickinson & Co.
                           6.70% due 08/01/28...............      19,265,994
                                                              --------------
                         METALS, MINERALS &
                         MINING -- 0.2%
           30,000,000    Alcan Aluminum Ltd.
                           7.25% due 11/01/28...............      28,400,430
                                                              --------------
                         REAL ESTATE -- 0.1%
           20,000,000    Liberty Property Trust (REIT)
                           7.25% due 08/15/07...............      18,535,420
                                                              --------------
                         RETAIL -- 1.1%
           40,000,000    Albertson's, Inc.
                           6.55% due 08/01/04...............      38,662,040
           20,200,000    Dayton Hudson Corp.
                           5.875% due 11/01/08..............      17,912,855
           50,000,000    Home Depot, Inc. (The)
                           6.50% due 09/15/04...............      49,532,150
           50,000,000    Wal-Mart Stores, Inc.
                           6.875% due 08/10/09..............      48,893,000
                                                              --------------
                                                                 155,000,045
                                                              --------------
                         SOFTWARE & SERVICES -- 0.2%
           25,000,000    Computer Associates
                          International, Inc.
                           6.50% due 04/15/08...............      22,540,950
                                                              --------------
                         TRANSPORTATION -- 1.0%
           22,551,578    Continental Airlines
                           6.90% due 01/02/18...............      20,947,936
           30,000,000    DaimlerChrysler North America
                          Holding Corp.
                           7.125% due 04/10/03..............      29,857,860
           30,000,000    DaimlerChrysler North America
                          Holding Corp.
                           7.75% due 05/27/03...............      30,222,810
      PRINCIPAL                                                   MARKET
       AMOUNT                                                     VALUE
---------------------                                         --------------

              TRANSPORTATION -- (CONTINUED)

      PRINCIPAL                                                   MARKET
       AMOUNT                                                     VALUE
---------------------                                         --------------
$          35,000,000    Ford Motor Co.
                           6.625% due 10/01/28..............  $   29,544,970
           35,000,000    General Motors Corp.
                           6.75% due 05/01/28...............      30,385,145
                                                              --------------
                                                                 140,958,721
                                                              --------------
                         UTILITIES -- 1.1%
           45,000,000    Alabama Power Co.
                           7.125% due 08/15/04..............      44,600,355
           10,000,000    Bellsouth Telecommunications, Inc.
                           6.375% due 06/01/28..............       8,250,840
           21,350,000    Duke Energy Corp.
                           6.00% due 12/01/28...............      16,910,097
           30,000,000    MCI WorldCom, Inc.
                           6.40% due 08/15/05...............      28,436,250
           29,000,000    Monsanto Co.
                           6.85% due 12/01/28...............      25,662,187
           11,000,000    Pacific Gas & Electric Co.
                           7.875% due 03/01/02..............      11,117,579
           20,000,000    Williams Cos., Inc. (The)
                           6.50% due 11/15/02...............      19,636,760
                                                              --------------
                                                                 154,614,068
                                                              --------------
                         Total corporate notes..............  $2,348,785,447
                                                              ==============
FOREIGN GOVERNMENT AGENCIES -- 0.1%
          -20,000,000    Santiago Air
                           6.95% due 07/01/12...............  $   18,413,000
                                                              --------------
                         Total foreign government
                         agencies...........................  $   18,413,000
                                                              ==============
FOREIGN GOVERNMENT BONDS -- 0.1%
           13,000,000    City of Naples Italy
                           7.52% due 07/15/06...............  $   12,954,630
                                                              --------------
                         Total foreign government bonds.....  $   12,954,630
                                                              ==============
MUNICIPAL BONDS -- 0.1%
            7,000,000    Miami Beach, Florida
                           8.80% due 12/01/15...............  $    7,139,440
           13,070,000    Mount Sinai School of Medicine NY
                           6.00% due 07/01/03...............      12,619,216
                                                              --------------
                         Total municipal bonds..............  $   19,758,656
                                                              ==============

       SHARES
---------------------
PREFERRED STOCKS -- 1.2%
COMMUNICATIONS -- 1.2%
            3,400,000    Nokia Corp.........................  $  169,787,500
                                                              --------------
                         Total preferred stocks.............  $  169,787,500
                                                              ==============

_____________________________________ MF-17 ____________________________________

 HARTFORD ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

                                 PRINCIPAL                        MARKET
                                   AMOUNT                         VALUE
----------------------------------------------------------------------------
U.S. TREASURIES & FEDERAL AGENCIES -- 17.4%
                         GOVERNMENT NATIONAL MORTGAGE
                         ASSOCIATION -- 3.3%
$         242,859,824    6.00% due 06/15/24 - 08/15/29......  $  223,681,521
          170,963,720    6.50% due 03/15/26 - 08/15/29......     162,243,827
           70,931,648    7.00% due 11/15/23 - 11/15/24......      69,222,441
              759,967    9.00% due 06/20/16 - 07/20/16......         784,079
                                                              --------------
                                                                 455,931,868
                                                              --------------
                         U.S. GOVERNMENT
                         AGENCIES -- 0.3%
           50,000,000    Tennesse Valley Authority
                           6.00% due 03/15/2013.............      44,910,050
                                                              --------------
                         U.S. TREASURY BONDS -- 9.9%
          165,000,000      4.625% due 12/31/00..............     163,504,770
          350,000,000      5.75% due 10/31/02 - 04/30/03....     344,703,300
          531,750,000      6.25% due 08/15/23...............     535,073,438
          132,000,000      6.375% due 08/15/02..............     131,793,816
          107,000,000      7.25% due 08/15/04...............     110,577,866
          100,000,000      7.50% due 11/15/01...............     101,281,300
                                                              --------------
                                                               1,386,934,490
                                                              --------------
                         U.S. TREASURY NOTES -- 3.9%
          268,000,000      5.75% due 06/30/01...............     266,073,884
          275,000,000      5.875% due 10/31/01 - 11/30/01...     272,687,500
                                                              --------------
                                                                 538,761,384
                                                              --------------
                                                              $2,426,537,792
                         Total U.S. treasuries & federal
                         agencies...........................
                                                              ==============
SHORT-TERM SECURITIES -- 1.7%
                         REPURCHASE AGREEMENT -- 1.7%
          237,926,000    Interest in $2,066,447,000 joint
                         repurchase agreement dated 06/30/00
                         with State Street Bank, 6.598% due
                         07/03/00; maturity amount
                         $238,056,821 (Collateralized by
                         $125,835,832 U.S. Treasury Notes
                         5.50% - 7.875% due 08/31/01 -
                         11/15/04, $1,943,730,718 U.S.
                         Treasury Bonds 5.25% - 10.625% due
                         08/15/15 - 02/15/29)...............  $  237,926,000
                                                              --------------
                         Total short-term securities........  $  237,926,000
                                                              ==============



DIVERSIFICATION OF NET ASSETS:
Total asset-backed securities
 (cost $42,834,289)......................      0.3%   $    40,739,920
Total commercial mortgage-backed
 securities (cost $71,124,641)...........      0.5         69,584,603
Total common stocks (cost
 $6,016,090,228).........................     61.0      8,504,692,193
Total corporate notes (cost
 $2,495,440,801).........................     16.8      2,348,785,447
Total foreign government agencies
 (cost $19,988,800)......................      0.1         18,413,000
Total government bonds (cost
 $13,000,000)............................      0.1         12,954,630
Total municipal bonds (cost
 $20,261,589)............................      0.1         19,758,656
Total preferred stocks (cost
 $63,971,370)............................      1.2        169,787,500
Total U.S. treasuries & federal agencies
 (cost $2,463,266,432)...................     17.4      2,426,537,792
Total short-term securities (cost
 $237,926,000)...........................      1.7        237,926,000
                                             -----    ---------------
Total investment in securities (total
 cost $11,443,904,150)...................     99.2     13,849,179,741
Cash, receivables and other assets.......      0.8        103,600,455
Securities lending collateral............      4.6        647,144,941
Payable for fund shares redeemed.........     (0.0)       (10,646,763)
Securities lending collateral payable to
 brokers.................................     (4.6)      (647,144,941)
Other liabilities........................     (0.0)           (94,748)
                                             -----    ---------------
Net assets...............................    100.0%   $13,942,038,685
                                             =====    ===============

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 7,000,000,000 shares authorized; 5,134,852,908
 shares outstanding..............................    $   513,485,291
Capital surplus..................................     10,598,575,260
Accumulated undistributed net investment
 income..........................................        175,123,306
Accumulated undistributed net realized gain on
 investments.....................................        249,579,237
Unrealized appreciation of investments...........      2,405,275,591
                                                     ---------------
Net assets.......................................    $13,942,038,685
                                                     ===============

Class IA
Net asset value per share ($13,759,228,031  DIVIDED BY
 5,067,501,214 shares outstanding) (6,500,000,000 shares
 authorized)..............................................    $2.72
                                                              =====
Class IB
Net asset value per share ($182,810,654  DIVIDED BY
 67,351,694 shares outstanding) (500,000,000 shares
 authorized)..............................................    $2.71
                                                              =====

                    *   Non-income producing during the period.
                    -   Securities exempt from registration under Rule 144A of the
                        Securities Act of 1933. These securities may be resold in
                        transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the market value of these securities amounted to $249,615,427 or 1.8% of net
                        assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-18 ____________________________________

 HARTFORD BOND HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

      PRINCIPAL                                                       MARKET
       AMOUNT                                                         VALUE
---------------------                                              ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.4%
   $     2,565,136       California Infrastructure,
                          Series 1997-1, Class A3
                           6.17% due 03/25/03..................    $  2,550,746
        11,000,000       California Infrastructure,
                          Series 1997-1, Class A6
                           6.38% due 09/25/08..................      10,662,520
         4,394,817       Capital Lease Funding Securitization,
                          Series 1997-CTL1, Class A1
                           7.421% due 06/22/24.................       4,388,465
        11,400,000       Chemical Master Credit Card Trust,
                          Series 1996-1, Class A
                           5.55% due 09/15/03..................      11,308,230
         7,600,000       Comed Transitional Funding Trust,
                          Series 1998-1, Class A5
                           5.44% due 03/25/07..................       7,130,016
         5,175,000       DLJ Commercial Mortgage Corp.,
                          Series 1998-CF1, Class B2
                           7.33% due 01/15/10..................       4,591,301
         2,232,001       NorthWest Airlines Trust,
                          Series 1994-2, Class C
                           11.30% due 06/21/14.................       2,628,583
           128,496       Premier Auto Trust, Series 1998-5,
                          Class A2
                           5.07% due 04/09/01..................         128,445
                                                                   ------------
                         Total collateralized mortgage
                         obligations...........................    $ 43,388,306
                                                                   ============
CORPORATE NOTES -- 36.4%
                         CHEMICALS -- 0.6%
         5,700,000       du Pont (E.I.) de Nemours & Co.
                           6.75% due 09/01/07..................    $  5,533,503
                                                                   ------------
                         COMMUNICATIONS -- 1.9%
         9,500,000       AT&T Corp.
                           6.50% due 03/15/29..................       7,956,336
         1,000,000       Lucent Technologies, Inc.
                           5.50% due 11/15/08..................         891,093
         5,000,000       US West Capital Funding, Inc.
                           6.875% due 08/15/01.................       4,975,865
         5,000,000       Williams Communications Group, Inc.
                           10.875% due 10/01/09................       4,887,500
                                                                   ------------
                                                                     18,710,794
                                                                   ------------
                         CONSUMER DURABLES -- 0.6%
         1,150,000       Federal-Mogul Corp.
                           7.375% due 01/15/06.................         836,346
         1,000,000       Owens-Illinois, Inc.
                           8.10% due 05/15/07..................         923,828
         4,500,000       TRW, Inc.
                           8.75% due 05/15/06..................       4,584,231
                                                                   ------------
                                                                      6,344,405
                                                                   ------------
                         CONSUMER NON-DURABLES -- 0.1%
         1,000,000       Tosco Corp.
                           8.125% due 02/15/30.................       1,008,229
                                                                   ------------
                         CONSUMER SERVICES -- 0.2%
         4,000,000       Service Corp. International
                           7.875% due 02/01/13.................       2,000,000
                                                                   ------------
    PRINCIPAL                                                       MARKET
      AMOUNT                                                         VALUE
---------------------                                              ------------

CORPORATE NOTES -- (CONTINUED)

    PRINCIPAL                                                       MARKET
      AMOUNT                                                         VALUE
---------------------                                              ------------
                         EDUCATION -- 1.1%
   $     7,700,000       Massachusetts Institute of Technology
                           7.25% due 11/02/2096................    $  7,277,439
         3,500,000       Yale University
                           7.375% due 04/15/2096...............       3,207,638
                                                                   ------------
                                                                     10,485,077
                                                                   ------------
                         ENERGY & SERVICES -- 8.4%
         8,250,000       Amoco Co.
                           6.00% due 06/09/08..................       7,502,054
         1,500,000       Chesapeake & Potomac Telephone Co.
                           8.30% due 08/01/31..................       1,540,160
         3,600,000       CMS Panhandle Holding Co.
                           6.125% due 03/15/04.................       3,371,850
         6,500,000       Enterprise Oil PLC
                           6.50% due 05/01/05..................       6,135,435
         8,000,000       Enterprise Oil PLC
                           6.70% due 09/15/07..................       7,510,032
         1,000,000       Gulf Canada Resources Ltd.
                           8.25% due 03/15/17..................         920,000
         1,200,000       Gulf Canada Resources Ltd.
                           8.375% due 11/15/05.................       1,188,000
         6,500,000       Noble Drilling Corp.
                           7.50% due 03/15/19..................       6,148,422
         6,800,000       Occidental Petroleum Corp.
                           7.375% due 11/15/08.................       6,575,770
         3,500,000       Ocean Energy, Inc.
                           7.625% due 07/01/05.................       3,325,000
         4,400,000       Phillips Petroleum Co.
                           9.00% due 06/01/01..................       4,447,278
         1,000,000       Pioneer Natural Resources Co.
                           6.50% due 01/15/08..................         861,464
         5,650,000       Pioneer Natural Resources Co.
                           7.20% due 01/15/28..................       4,399,988
         1,975,000       R&B Falcon Corp.
                           6.75% due 04/15/05..................       1,777,500
         2,000,000       R&B Falcon Corp.
                           7.375% due 04/15/18.................       1,620,000
         2,500,000       R&B Falcon Corp.
                           11.375% due 03/15/09................       2,712,500
         9,511,000       Seagull Energy Corp.
                           7.50% due 09/15/27..................       7,892,095
         4,500,000       Sonat, Inc.
                           9.00% due 05/01/01..................       4,552,821
         1,000,000       Tesoro Petroleum Corp.
                           9.00% due 07/01/08..................         950,000
         2,850,000       Tuboscope, Inc.
                           7.50% due 02/15/08..................       2,508,000
         2,500,000       Union Oil Co. of California
                           9.375% due 02/15/11.................       2,762,820
         4,500,000       Vaster Resources, Inc.
                           6.50% due 04/01/09..................       4,280,391
                                                                   ------------
                                                                     82,981,580
                                                                   ------------
                         FINANCIAL SERVICES -- 7.8%
         7,650,000       Allstate Corp. (The)
                           7.875% due 05/01/05.................       7,712,019

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-19 ____________________________________

 HARTFORD BOND HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

    PRINCIPAL                                                       MARKET
      AMOUNT                                                         VALUE
---------------------                                              ------------

CORPORATE NOTES -- (CONTINUED)
            FINANCIAL SERVICES -- (CONTINUED)

    PRINCIPAL                                                       MARKET
      AMOUNT                                                         VALUE
---------------------                                              ------------
   $     7,000,000       Bayerische Landesbank Girozentrale
                          (NY)
                           6.20% due 02/09/06..................    $  6,580,728
         4,500,000       CIT Group, Inc. (The)
                           7.125% due 06/17/02.................       4,461,336
         5,000,000       Ford Motor Credit Co.
                           5.75% due 02/23/04..................       4,701,100
         5,000,000       Ford Motor Credit Co.
                           7.375% due 10/28/09.................       4,837,600
        13,000,000       Ford Motor Credit Co.
                           7.75% due 11/15/02..................      13,084,136
         3,800,000       General Motors Acceptance Corp.
                           6.19% due 08/18/03..................       3,783,459
         4,850,000       Golden State Holdings, Inc.
                           6.75% due 08/01/01..................       4,711,702
         7,900,000       Inter-American Development Bank
                           8.875% due 06/01/09.................       8,740,955
           500,000       Interpool, Inc.
                           7.20% due 08/01/07..................         403,850
         4,300,000       Trenwick Group, Inc.
                           6.70% due 04/01/03..................       4,170,819
        15,000,000       TXU Eastern Funding Co.
                           6.15% due 05/15/02..................      14,512,785
                                                                   ------------
                                                                     77,700,489
                                                                   ------------
                         FOREST & PAPER PRODUCTS -- 0.9%
         2,550,000       Domtar, Inc.
                           9.50% due 08/01/16..................       2,655,187
         6,300,000       Weyerhaeuser Co.
                           7.25% due 07/01/13..................       5,983,249
                                                                   ------------
                                                                      8,638,436
                                                                   ------------
                         HEALTH SERVICES -- 2.2%
         2,250,000       Columbia/HCA Healthcare Corp.
                           7.05% due 12/01/27..................       1,656,315
         2,250,000       Columbia/HCA Healthcare Corp.
                           7.50% due 11/15/95..................       1,693,062
         1,675,000       Columbia/HCA Healthcare Corp.
                           7.50% due 12/15/23..................       1,368,631
         4,670,000       HEALTHSOUTH Corp.
                           6.875% due 06/15/05.................       4,002,153
         3,870,000       HEALTHSOUTH Corp.
                           7.00% due 06/15/08..................       3,129,359
         5,640,000       Manor Care, Inc.
                           7.50% due 06/15/06..................       4,592,020
         6,000,000       Tenet Healthcare Corp.
                           8.00% due 01/15/05..................       5,760,000
                                                                   ------------
                                                                     22,201,540
                                                                   ------------
                         HOTELS & GAMING -- 0.0%
            62,000       Harrah's Operating Co., Inc.
                           7.875% due 12/15/05.................          58,280
                                                                   ------------
                         MEDIA & ENTERTAINMENT -- 3.3%
         1,000,000       Continental Cablevision, Inc.
                           9.50% due 08/01/13..................       1,083,111
         1,750,000       CSC Holdings, Inc.
                           7.25% due 07/15/08..................       1,623,727
    PRINCIPAL                                                       MARKET
      AMOUNT                                                         VALUE
---------------------                                              ------------

            MEDIA & ENTERTAINMENT -- (CONTINUED)

    PRINCIPAL                                                       MARKET
      AMOUNT                                                         VALUE
---------------------                                              ------------
   $   -12,000,000       Hughes Electronics Corp.
                           7.472% due 10/23/00.................    $ 11,995,382
         5,000,000       Liberty Media Group
                           8.25% due 02/01/30..................       4,591,315
         1,230,000       Rogers Cablesystems, Inc.
                           10.125% due 09/01/12................       1,257,675
         3,660,000       Shaw Communications, Inc.
                           8.25% due 04/11/10..................       3,701,464
        10,000,000       Time Warner, Inc.
                           6.625% due 05/15/29.................       8,409,460
                                                                   ------------
                                                                     32,662,134
                                                                   ------------
                         METALS, MINERALS & MINING -- 1.0%
         3,600,000       Placer Dome, Inc.
                           7.125% due 05/15/03.................       3,485,826
         7,300,000       Placer Dome, Inc.
                           7.125% due 06/15/07.................       6,680,894
                                                                   ------------
                                                                     10,166,720
                                                                   ------------
                         REAL ESTATE -- 0.5%
         5,000,000       Duke Realty LP
                           7.25% due 09/22/02..................       4,945,195
                                                                   ------------
                         RETAIL -- 1.3%
         5,000,000       Kmart Corp.
                           8.96% due 12/10/19..................       4,522,180
         8,585,000       Stop & Shop Cos., Inc. (The)
                           9.75% due 02/01/02..................       8,799,874
                                                                   ------------
                                                                     13,322,054
                                                                   ------------
                         SOFTWARE & SERVICES -- 0.5%
         5,500,000       Gartner Group, Inc., Class A
                           6.52% due 10/08/23                      5,423,863...
                                                                   ------------
                         TRANSPORTATION -- 1.6%
        10,000,000       DaimlerChrysler North America Holding
                          Corp.
                           7.75% due 06/15/05..................      10,085,970
         1,500,000       Norfolk Southern Corp.
                           6.875% due 05/01/01.................       1,495,130
         4,512,067       US Airways Group, Inc.
                           6.76% due 04/15/08..................       4,028,734
                                                                   ------------
                                                                     15,609,834
                                                                   ------------
                         UTILITIES -- 4.4%
         5,750,000       Browning-Ferris Industries, Inc.
                           7.40% due 09/15/35..................       4,005,162
         1,750,000       Cleveland Electric Illuminating Co.
                           7.13% due 07/01/07..................       1,645,341
         2,225,000       CMS Energy Corp.
                           6.75% due 01/15/04..................       2,059,876
           800,000       CMS Energy Corp.
                           7.50% due 01/15/09..................         715,630
         1,341,000       El Paso Electric Co.
                           9.40% due 05/01/11..................       1,407,982
       -10,000,000       Entergy Gulf States, Inc.
                           8.04% due 06/02/03..................       9,997,930
         7,250,000       Illinois Power Co.
                           6.25% due 07/15/02..................       7,086,099

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-20 ____________________________________

    PRINCIPAL                                                       MARKET
      AMOUNT                                                         VALUE
---------------------                                              ------------

CORPORATE NOTES -- (CONTINUED)
            UTILITIES -- (CONTINUED)

    PRINCIPAL                                                       MARKET
      AMOUNT                                                         VALUE
---------------------                                              ------------
   $     4,725,000       Niagara Mohawk Power Corp.
                           6.875% due 03/01/01.................    $  4,699,036
         5,179,270       Niagara Mohawk Power Corp.
                           7.25% due 10/01/02..................       5,109,645
         3,100,000       PacifiCorp
                           6.12% due 01/15/06..................       2,874,999
         4,000,000       Public Service Electric & Gas Co.
                           7.00% due 09/01/24..................       3,551,968
           475,000       Waste Management, Inc.
                           6.875% due 05/15/09.................         418,626
                                                                   ------------
                                                                     43,572,294
                                                                   ------------
                         Total corporate notes.................    $361,364,427
                                                                   ============
FOREIGN/YANKEE BONDS & NOTES -- 8.3%
                         FOREIGN CORPORATIONS -- 2.5%
        17,000,000       Deutsche Telekom International
                          Finance AG
                           7.75% due 06/15/05..................    $ 17,116,025
         1,800,000       Hydro-Quebec
                           8.40% due 01/15/22..................       1,902,778
         5,500,000       KFW International Finance, Inc.
                           9.50% due 12/15/00..................       5,556,799
                                                                   ------------
                                                                     24,575,602
                                                                   ------------
                         FOREIGN GOVERNMENTS -- 5.8%
        49,500,000       Bundesobligation
                           5.125% due 11/21/00.................      47,530,821
         8,850,000       Province of Quebec
                           5.75% due 02/15/09..................       7,917,572
         2,200,000       Province of Quebec
                           7.50% due 09/15/29..................       2,157,294
                                                                   ------------
                                                                     57,605,687
                                                                   ------------
                         Total foreign/yankee bonds & notes....    $ 82,181,289
                                                                   ============

      SHARES
---------------------
PREFERRED STOCKS -- 0.2%
                         ENERGY & SERVICES - 0.2%
            98,966       Coastal Finance Corp..................    $  2,245,291
                                                                   ------------
                         Total preferred stocks................    $  2,245,291
                                                                   ============

    PRINCIPAL
      AMOUNT
---------------------
U.S. TREASURIES & FEDERAL AGENCIES -- 42.5%
                         FEDERAL NATIONAL MORTGAGE ASSOCIATION
                         -- 7.9%
   $    61,944,088       6.00% due 07/01/12 - 08/01/14.........    $ 58,679,652
         5,119,961       6.50% due 10/01/12 - 09/01/28.........       4,906,076
        12,534,062       7.50% due 08/01/29 - 05/01/30.........      12,353,584
         2,855,872       FNMA Multifamily DUS
                           6.48% due 12/01/05..................       2,747,663
                                                                   ------------
                                                                     78,686,976
                                                                   ------------
                         GOVERNMENT NATIONAL MORTGAGE
                         ASSOCIATION -- 15.5%
       166,877,949       6.00% due 01/15/29 - 10/15/29.........     153,513,920
                                                                   ------------
    PRINCIPAL                                                       MARKET
      AMOUNT                                                         VALUE
---------------------                                              ------------

U.S. TREASURIES & FEDERAL AGENCIES -- (CONTINUED)

    PRINCIPAL                                                       MARKET
      AMOUNT                                                         VALUE
---------------------                                              ------------
                         U.S. TREASURY BONDS -- 12.9%
   $     4,400,000       6.375% due 08/15/27...................    $  4,525,127
        24,970,000       6.875% due 08/15/25...................      27,147,084
         2,150,000       7.625% due 02/15/25...................       2,535,656
        26,770,000       8.75% due 05/15/20 - 08/15/20.........      34,313,998
        16,595,000       8.75% due 08/15/17....................      21,106,766
         7,300,000       10.375% due 11/15/09..................       8,365,347
        10,000,000       10.625% due 08/15/15..................      14,218,750
         5,830,000       11.875% due 11/15/03..................       6,790,131
         6,460,000       13.875% due 05/15/11..................       8,777,525
                                                                   ------------
                                                                    127,780,385
                                                                   ------------
                         U.S. TREASURY INFLATION-INDEXED
                         SECURITIES -- 3.8%
         6,537,691       3.375% due 01/15/07...................       6,274,143
        27,235,318       3.625% due 01/15/08...................      26,409,761
         5,088,000       4.25% due 01/15/10....................       5,162,733
                                                                   ------------
                                                                     37,846,637
                                                                   ------------
                         U.S. TREASURY NOTES -- 2.4%
        23,700,000       6.125 due 12/31/01....................      23,566,688
                                                                   ------------
                         Total U.S. treasuries & federal
                         agencies..............................    $421,394,605
                                                                   ============
SHORT-TERM SECURITIES -- 9.2%
                         REPURCHASE AGREEMENT -- 9.2%
        90,912,000       Interest in $320,669,000 joint
                         repurchase agreement dated 06/30/00
                         with State Street Bank, 6.436% due
                         07/03/00; maturity amount $90,960,761
                         (Collateralized by $151,504,351 U.S.
                         Treasury Bonds 8.125% due 05/15/21,
                         $171,295,551 U.S. Treasury Inflation-
                         Indexed Securities 3.625% due
                         05/15/02).............................    $ 90,912,000
                                                                   ------------
                         Total short-term securities...........    $ 90,912,000
                                                                   ============



DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage obligations
 (cost $44,391,242)......................      4.4%   $    43,388,306
Total corporate notes (cost
 $374,162,065)...........................     36.4        361,364,427
Total foreign/yankee bonds & notes (cost
 $79,524,563)............................      8.3         82,181,289
Total preferred stocks (cost
 $2,214,364).............................      0.2          2,245,291
Total U.S. treasuries & federal agencies
 (cost $417,963,322).....................     42.5        421,394,605
Total short-term securities (cost
 $90,912,000)............................      9.2         90,912,000
                                             -----    ---------------
Total investment in securities (total
 cost $1,009,167,556)....................    101.0      1,001,485,918
Cash, receivables and other assets.......      1.9         17,861,035
Securities lending collateral............      4.0         39,882,246
Payable for securities purchased.........     (2.8)       (27,273,735)
Payable for fund shares redeemed.........     (0.1)        (1,285,013)
Securities lending collateral payable to
 brokers.................................     (4.0)       (39,882,246)
Other liabilities........................     (0.0)            (7,152)
                                             -----    ---------------
Net assets...............................    100.0%   $   990,781,053
                                             =====    ===============

_____________________________________ MF-21 ____________________________________

 HARTFORD BOND HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 2,000,000,000 shares authorized; 955,479,538
 shares outstanding................................    $ 95,547,954
Capital surplus....................................     904,108,458
Accumulated undistributed net investment income....      31,000,048
Accumulated net realized loss on investments.......     (31,138,530)
Unrealized depreciation of investments.............      (9,062,226)
Unrealized appreciation of futures
 contracts Section.................................         240,518
Unrealized appreciation of other assets and
 liabilities in foreign currencies.................          84,831
                                                       ------------
Net assets.........................................    $990,781,053
                                                       ============

Class IA
Net asset value per share ($970,072,971  DIVIDED BY
 935,504,589 shares outstanding) (1,600,000,000 shares
 authorized)..............................................    $1.04
                                                              =====
Class IB
Net asset value per share ($20,708,082  DIVIDED BY
 19,974,949 shares outstanding) (400,000,000 shares
 authorized)..............................................    $1.04
                                                              =====

                    -   Securities exempt from registration under Rule 144A of the
                        Securities Act of 1933. These securities may be resold in
                        transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the market value of these securities amounted to $21,993,312 or 2.2% of net
                        assets.
              Section   The Fund had 298 10 year U.S. Treasury Notes September 2000
                        Index Futures contracts open as of June 30, 2000. These
                        contracts had a value of $29,348,344 as of June 30, 2000 and were collateralized by Entergy Gulf States, Inc., 8.04%
                        06/02/03 and Hughes Electronics Corp., 7.472% 10/23/00
                        Corporate Notes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-22 ____________________________________

 HARTFORD MONEY MARKET HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

      PRINCIPAL                                                       MARKET
       AMOUNT                                                         VALUE
---------------------                                             --------------
COMMERCIAL PAPER -- 71.0%
   $   20,000,000        Abbey National North America PLC
                           6.58% due 09/12/00.................    $   19,740,457
       11,000,000        American Honda Finance Corp.
                           6.19% due 07/12/00.................        10,982,978
       12,110,000        American Honda Finance Corp.
                           6.19% due 07/24/00.................        12,066,273
       10,000,000        ANZ (Delaware), Inc.
                           6.02% due 08/25/00.................         9,911,372
       15,000,000        Associated Corp.
                           6.56% due 07/11/00.................        14,978,133
      -20,000,000        AT&T Corp.
                           6.78% due 06/14/01.................        20,000,000
       10,000,000        Bradford & Bingley Building Society
                           6.15% due 07/21/00.................         9,969,250
       20,000,000        Bradford & Bingley Building Society
                           6.56% due 07/10/00.................        19,974,489
       20,000,000        CAFCO
                           6.55% due 08/07/00.................        19,872,639
       20,000,000        CAFCO
                           6.62% due 08/01/00.................        19,893,344
       20,000,000        CIESCO L.P.
                           6.14% due 07/18/00.................        19,948,833
       10,000,000        CIESCO L.P.
                           6.55% due 08/02/00.................         9,945,417
       10,000,000        CIESCO L.P.
                           6.59% due 08/02/00.................         9,945,083
       10,000,000        Coca-Cola Co. (The)
                           6.10% due 07/03/00.................        10,000,000
       20,000,000        Coca-Cola Co. (The)
                           6.52% due 08/14/00.................        19,847,867
       35,000,000        Countrywide Home Loan
                           7.13% due 07/05/00.................        34,986,136
       30,000,000        DaimlerChrysler North America Holding
                          Corp.
                           6.15% due 07/25/00.................        29,887,250
       15,000,000        du Pont (E.I.) de Nemours & Co.
                           6.09% due 07/07/00.................        14,989,850
       17,800,000        Emerson Electric Co.
                           6.46% due 07/06/00.................        17,790,418
       20,000,000        Ford Motor Credit Co.
                           6.59% due 08/03/00.................        19,886,506
       20,000,000        General Electric Capital Corp.
                           5.98% due 07/10/00.................        19,976,744
       10,000,000        General Electric Capital Corp.
                           6.00% due 08/21/00.................         9,918,333
       10,000,000        General Electric Capital Corp.
                           6.59% due 09/18/00.................         9,859,047
       10,000,000        General Motors Acceptance Corp.
                           6.00% due 08/14/00.................         9,930,000
       35,000,000        Gillette Co. (The)
                           6.90% due 07/05/00.................        34,986,583
       10,000,000        Goldman Sachs Group, Inc. (The)
                           6.03% due 08/14/00.................         9,929,650
       10,000,000        Goldman Sachs Group, Inc. (The)
                           6.63% due 10/24/00.................         9,791,892
       10,000,000        Market Street Funding Corp.
                           6.60% due 07/24/00.................         9,961,500
       20,000,000        Market Street Funding Corp.
                           6.63% due 09/11/00.................        19,742,167
    PRINCIPAL                                                       MARKET
     AMOUNT                                                         VALUE
---------------------                                             --------------

    PRINCIPAL                                                       MARKET
     AMOUNT                                                         VALUE
---------------------                                             --------------
   $   20,000,000        Merita Bank North America, Inc.
                           6.14% due 12/04/00.................    $   19,474,689
       10,000,000        Merrill Lynch & Co., Inc.
                           6.03% due 08/21/00.................         9,917,925
       10,000,000        Merrill Lynch & Co., Inc.
                           6.14% due 07/17/00.................         9,976,122
       10,000,000        Merrill Lynch & Co., Inc.
                           6.54% due 08/07/00.................         9,936,417
       10,000,000        Morgan (J.P.) & Co.
                           6.12% due 11/15/00.................         9,770,500
       20,000,000        Morgan Stanley Dean Witter & Co.
                           6.00% due 07/05/00.................        19,993,333
       20,000,000        Morgan Stanley Dean Witter & Co.
                           6.55% due 09/18/00.................        19,719,806
       20,000,000        Motorola, Inc.
                           6.57% due 07/26/00.................        19,916,050
       15,000,000        Motorola, Inc.
                           6.60% due 09/27/00.................        14,763,500
       20,000,000        National Rural Utilities Cooperative
                          Finance Corp.
                           6.14% due 11/06/00.................        19,570,200
       20,000,000        Nationwide Building Society
                           6.59% due 10/18/00.................        19,608,261
       10,000,000        Old Line Funding Corp.
                           6.56% due 07/20/00.................         9,969,022
       18,435,000        Pfizer, Inc.
                           6.58% due 08/07/00.................        18,317,067
       10,000,000        Salomon Smith Barney Holdings, Inc.
                           6.60% due 09/18/00.................         9,858,833
       10,000,000        Salomon Smith Barney Holdings, Inc.
                           6.61% due 09/18/00.................         9,858,619
       20,000,000        Sara Lee Corp.
                           6.49% due 07/06/00.................        19,989,183
       10,000,000        SwedBank
                           5.97% due 07/10/00.................         9,988,392
       10,000,000        SwedBank
                           6.19% due 11/28/00.................         9,745,522
       10,000,000        SwedBank
                           6.19% due 12/05/00.................         9,733,486
       30,000,000        Toronto-Dominion Holdings
                           6.24% due 10/23/00.................        29,417,600
       20,000,000        Triple A One Funding Corp.
                           6.60% due 07/24/00.................        19,923,000
       10,000,000        Wood Street Funding Corp.
                           6.55% due 07/14/00.................         9,979,986
                                                                  --------------
                         Total commercial paper...............    $  808,139,724
                                                                  ==============
CORPORATE NOTES -- 15.9%
       10,000,000        Citigroup, Inc.
                           5.625% due 02/15/01................    $    9,934,274
       10,000,000        First Union National Bank
                           6.80% due 02/22/01.................        10,000,000
       20,000,000        Fleet Financial Group, Inc.
                           6.707% due 03/13/01................        19,989,949
       10,000,000        Fleet National Bank
                           6.91% due 03/27/01.................        10,008,797
       20,000,000        General Mills, Inc.
                           6.161% due 07/17/00................        19,999,254

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-23 ____________________________________

 HARTFORD MONEY MARKET HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

    PRINCIPAL                                                       MARKET
     AMOUNT                                                         VALUE
---------------------                                             --------------

CORPORATE NOTES -- (CONTINUED)

    PRINCIPAL                                                       MARKET
     AMOUNT                                                         VALUE
---------------------                                             --------------
   $   10,000,000        General Mills, Inc.
                           6.68% due 02/09/01.................    $    9,997,283
      -18,000,000        Goldman Sachs Group, Inc. (The)
                           6.713% due 01/16/01................        18,038,751
       20,000,000        Key Bank N.A.
                           6.76% due 05/25/01.................        19,993,562
       13,000,000        Nationsbank Corp.
                           5.75% due 03/15/01.................        12,911,082
       30,000,000        Toyota Motor Credit Corp.
                           6.181% due 01/09/01................        29,989,225
       20,000,000        Wachovia Bank
                           6.82% due 09/14/00.................        19,999,225
                                                                  --------------
                         Total corporate notes................    $  180,861,402
                                                                  ==============
REPURCHASE AGREEMENT -- 14.9%
      169,259,000          Interest in $320,669,000 joint
                           repurchase agreement dated 06/30/00
                           with State Street Bank, 6.436% due
                           07/03/00; maturity amount
                           $169,349,783 (Collateralized by
                           $151,504,351 U.S. Treasury Bonds
                           8.125% due 05/15/21, $171,295,551
                           U.S. Treasury Inflation-Indexed
                           Securities 3.625% due 05/15/02)....    $  169,259,000
                                                                  --------------
                         Total repurchase agreement...........    $  169,259,000
                                                                  ==============



DIVERSIFICATION OF NET ASSETS:
Total commercial paper
 (cost $808,139,724)......................     71.0%   $  808,139,724
Total corporate notes
 (cost $108,861,402)......................     15.9       180,861,402
Total repurchase agreement
 (cost $169,259,000)......................     14.9       169,259,000
                                              -----    --------------
Total investment in securities
 (total cost $1,158,260,126)..............    101.8     1,158,260,126
Cash, receivables and other assets........      0.9        10,107,975
Payable for fund shares redeemed..........     (2.2)      (24,245,388)
Dividends payable.........................     (0.5)       (5,932,814)
Other liabilities.........................     (0.0)         (289,974)
                                              -----    --------------
Net assets................................    100.0%   $1,137,899,925
                                              =====    ==============

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 3,000,000,000 shares authorized; 1,137,899,924
 shares outstanding...............................    $  113,789,993
Capital surplus...................................     1,024,109,932
                                                      --------------
Net assets........................................    $1,137,899,925
                                                      ==============
Class IA
Shares of benefical interest outstanding, $0.10
 par value 2,475,000,000 shares authorized (Net
 assets $1,122,864,964)...........................     1,122,864,964
                                                      ==============

Net asset value...........................................    $1.00
                                                              =====

Class IB
Shares of benefical interest outstanding, $0.10 par
 value 525,000,000 shares authorized (Net assets
 $15,034,961)......................................       15,034,961
                                                       =============

Net asset value...........................................    $1.00
                                                              =====

                    -   Securities exempt from registration under Rule 144A of the
                        Securities Act of 1933. These securities may be resold in
                        transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the market value of these securities amounted to $38,038,751 or 3.3% of net
                        assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-24 ____________________________________

                      [This page intentionally left blank]

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 2000 (UNAUDITED)

                              HARTFORD        HARTFORD
                               SMALL          CAPITAL
                              COMPANY       APPRECIATION
                           HLS FUND, INC.  HLS FUND, INC.
                           --------------  --------------
INVESTMENT INCOME:.......   $    602,444   $   39,415,449
  Interest...............      1,961,587       19,044,897
  Securities lending.....         20,674          103,914
  Less foreign tax
   withheld..............       --             (1,248,687)
                            ------------   --------------
    Total investment
     income, net.........      2,584,705       57,315,573
                            ------------   --------------
EXPENSES:
  Investment advisory
   fees..................      2,509,852       19,479,789
  Administrative services
   fees..................        980,718        8,959,915
  Accounting services....         73,554          671,994
  Custodian fees gross...         12,018          184,293
  Custodian fees expense
   offset................         (8,309)         (73,365)
  Board of Directors
   fees..................          1,501            9,656
  Distribution fees --
   Class IB..............         22,314           45,901
  Other expenses.........         28,903          230,854
                            ------------   --------------
    Total expenses,
     (before waivers)....      3,620,551       29,509,037
  Distribution fees --
   Class IB waived.......         (6,248)         (12,852)
                            ------------   --------------
    Total expenses,
     net.................      3,614,303       29,496,185
                            ------------   --------------
  Net investment (loss)
   income................     (1,029,598)      27,819,388
                            ------------   --------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain on
   securities
   transactions..........     90,249,152    1,516,935,742
  Net realized gain on
   futures contracts.....       --               --
  Net realized gain
   (loss) on forward
   foreign currency
   contracts.............          3,505        6,180,549
  Net realized gain on
   option contracts......       --               --
  Net realized (loss)
   gain on foreign
   currency
   transactions..........           (319)      (5,630,570)
  Net unrealized
   (depreciation)
   appreciation of
   investments...........    (67,807,033)    (511,603,284)
  Net unrealized
   (depreciation)
   appreciation of
   futures contracts.....             (9)           1,165
  Net unrealized
   appreciation
   (depreciation) of
   forward foreign
   currency contracts....         17,873          975,589
  Net unrealized
   (depreciation)
   appreciation on
   translation of other
   assets and liabilities
   in foreign
   currencies............        (14,254)        (150,003)
                            ------------   --------------
  Net realized and
   unrealized gain (loss)
   on investments........     22,448,915    1,006,709,188
                            ------------   --------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............   $ 21,419,317   $1,034,528,576
                            ============   ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT. _____________________________________ MF-26 ____________________________________

                              HARTFORD                        HARTFORD
                           INTERNATIONAL      HARTFORD      DIVIDEND AND      HARTFORD        HARTFORD        HARTFORD
                           OPPORTUNITIES       STOCK           GROWTH         ADVISERS          BOND        MONEY MARKET
                           HLS FUND, INC.  HLS FUND, INC.  HLS FUND, INC.  HLS FUND, INC.  HLS FUND, INC.  HLS FUND, INC.
                           --------------  --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME:         $  14,237,320   $  42,624,938   $  33,062,547   $  40,196,470    $    103,605    $   --
  Interest...............      3,581,627      11,476,898       1,927,815     180,965,848      33,464,352     35,250,992
  Securities lending.....        113,325          38,495          20,677          67,353           5,741        --
  Less foreign tax
   withheld..............     (1,884,559)       (336,046)       (214,952)       (305,934)       --              --
                           -------------   -------------   -------------   -------------    ------------    -----------
    Total investment
     income, net.........     16,047,713      53,804,285      34,796,087     220,923,737      33,573,698     35,250,992
                           -------------   -------------   -------------   -------------    ------------    -----------
EXPENSES:
  Investment advisory
   fees..................      3,857,193      11,985,452       6,878,180      30,134,618       1,451,414      1,430,921
  Administrative services
   fees..................      1,608,104       9,412,373       3,029,746      13,973,950         987,006      1,144,737
  Accounting services....        120,608         705,928         227,231       1,048,046          74,025         85,855
  Custodian fees gross...        425,505          22,323          12,654          41,337          23,359          4,285
  Custodian fees expense
   offset................        (28,394)         (2,768)         (4,883)        (13,438)         (3,069)          (908)
  Board of Directors
   fees..................          1,890           9,609           3,072          16,737           1,298          4,214
  Distribution fees --
   Class IB..............          8,033          74,796          20,646         194,957          22,342         11,839
  Other expenses.........         42,239         305,780         101,456         458,810          23,531         35,621
                           -------------   -------------   -------------   -------------    ------------    -----------
    Total expenses,
     (before waivers)....      6,035,178      22,513,493      10,268,102      45,855,017       2,579,906      2,716,564
  Distribution fees --
   Class IB waived.......         (2,249)        (20,943)         (5,781)        (54,588)         (6,256)        (3,315)
                           -------------   -------------   -------------   -------------    ------------    -----------
    Total expenses,
     net.................      6,032,929      22,492,550      10,262,321      45,800,429       2,573,650      2,713,249
                           -------------   -------------   -------------   -------------    ------------    -----------
  Net investment (loss)
   income................     10,014,784      31,311,735      24,533,766     175,123,308      31,000,048     32,537,743
                           -------------   -------------   -------------   -------------    ------------    -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain on
   securities
   transactions..........    143,346,294     275,733,865     159,541,345     249,570,124     (11,801,915)       (35,716)
  Net realized gain on
   futures contracts.....        110,369        --              --              --              (174,572)       --
  Net realized gain
   (loss) on forward
   foreign currency
   contracts.............     (1,392,592)            928         136,770             928       1,360,919        --
  Net realized gain on
   option contracts......       --              --                28,665        --              --              --
  Net realized (loss)
   gain on foreign
   currency
   transactions..........       (893,655)          9,134        (157,391)          8,183      (1,030,323)       --
  Net unrealized
   (depreciation)
   appreciation of
   investments...........   (226,349,654)   (395,863,520)   (238,039,071)   (357,178,395)     26,157,650        --
  Net unrealized
   (depreciation)
   appreciation of
   futures contracts.....       (103,692)       --              --              --               471,924        --
  Net unrealized
   appreciation
   (depreciation) of
   forward foreign
   currency contracts....       (317,887)       --              --              --              --              --
  Net unrealized
   (depreciation)
   appreciation on
   translation of other
   assets and liabilities
   in foreign
   currencies............        176,077        --                (8,948)       --                84,831        --
                           -------------   -------------   -------------   -------------    ------------    -----------
  Net realized and
   unrealized gain (loss)
   on investments........    (85,424,740)   (120,119,593)    (78,498,630)   (107,599,160)     15,068,514        (35,716)
                           -------------   -------------   -------------   -------------    ------------    -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............  $ (75,409,956)  $ (88,807,858)  $ (53,964,864)  $  67,524,148    $ 46,068,562    $32,502,027
                           =============   =============   =============   =============    ============    ===========

_____________________________________ MF-27 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED JUNE 30, 2000 (UNAUDITED)

                              HARTFORD        HARTFORD
                               SMALL           CAPITAL
                              COMPANY       APPRECIATION
                           HLS FUND, INC.  HLS FUND, INC.
                           --------------  ---------------
OPERATIONS:
  Net investment (loss)
   income................  $  (1,029,598)  $    27,819,388
  Net realized gain
   (loss) on
   investments...........     90,252,338     1,517,485,721
  Net unrealized
   (depreciation)
   appreciation of
   investments...........    (67,803,423)     (510,776,533)
                           --------------  ---------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     21,419,317     1,034,528,576
                           --------------  ---------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income
    Class IA.............       --              (3,805,460)
    Class IB.............       --                 (22,902)
  From realized gain on
   investments
    Class IA.............   (117,754,046)   (1,257,339,181)
    Class IB.............     (3,079,849)       (7,712,912)
                           --------------  ---------------
    Total
     distributions.......   (120,833,895)   (1,268,880,455)
                           --------------  ---------------
CAPITAL SHARE
 TRANSACTIONS:
    Class IA.............    412,727,319     1,638,386,046
    Class IB.............     20,049,442        39,473,394
                           --------------  ---------------
        Net increase from
       capital share
       transactions......    432,776,761     1,677,859,440
                           --------------  ---------------
        Net increase
       (decrease) in net
       assets............    333,362,183     1,443,507,561
NET ASSETS:
  Beginning of period....    767,502,233     7,985,996,377
                           --------------  ---------------
  End of period..........  $1,100,864,416  $ 9,429,503,938
                           ==============  ===============
  Accumulated
   undistributed net
   investment (loss)
   income................  $  (1,029,598)  $    28,097,122
                           ==============  ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT. _____________________________________ MF-28 ____________________________________

                              HARTFORD                         HARTFORD
                           INTERNATIONAL      HARTFORD       DIVIDEND AND      HARTFORD         HARTFORD        HARTFORD
                           OPPORTUNITIES        STOCK           GROWTH         ADVISERS           BOND        MONEY MARKET
                           HLS FUND, INC.  HLS FUND, INC.   HLS FUND, INC.  HLS FUND, INC.   HLS FUND, INC.  HLS FUND, INC.
                           --------------  ---------------  --------------  ---------------  --------------  --------------
OPERATIONS:
  Net investment (loss)
   income................  $  10,014,784   $   31,311,735   $  24,533,766   $  175,123,308    $ 31,000,048   $   32,537,743
  Net realized gain
   (loss) on
   investments...........    141,170,416      275,743,927     159,549,389      249,579,235     (11,645,891)         (35,716)
  Net unrealized
   (depreciation)
   appreciation of
   investments...........   (226,595,156)    (395,863,520)   (238,048,019)    (357,178,395)     26,714,405         --
                           --------------  ---------------  --------------  ---------------   ------------   --------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    (75,409,956)     (88,807,858)    (53,964,864)      67,524,148      46,068,562       32,502,027
                           --------------  ---------------  --------------  ---------------   ------------   --------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income
    Class IA.............    (10,708,194)      (2,419,284)     (2,426,419)     (29,849,092)     (4,426,549)     (32,239,227)
    Class IB.............        (76,325)         (19,101)        (15,305)        (389,528)        (93,698)        (262,798)
  From realized gain on
   investments
    Class IA.............   (171,516,585)    (999,115,721)   (266,487,174)  (1,188,034,853)       --               --
    Class IB.............     (1,223,514)      (8,268,704)     (1,715,211)     (15,622,606)       --               --
                           --------------  ---------------  --------------  ---------------   ------------   --------------
    Total
     distributions.......   (183,524,618)  (1,009,822,810)   (270,644,109)  (1,233,896,079)     (4,520,247)     (32,502,025)
                           --------------  ---------------  --------------  ---------------   ------------   --------------
CAPITAL SHARE
 TRANSACTIONS:
    Class IA.............    249,825,858    1,136,680,629      29,669,469      827,867,303     (49,574,084)    (134,570,848)
    Class IB.............      9,806,041       40,256,537       4,817,195       60,330,059       4,128,454        6,231,037
                           --------------  ---------------  --------------  ---------------   ------------   --------------
        Net increase from
       capital share
       transactions......    259,631,899    1,176,937,166      34,486,664      888,197,362     (45,445,630)    (128,339,811)
                           --------------  ---------------  --------------  ---------------   ------------   --------------
        Net increase
       (decrease) in net
       assets............        697,325       78,306,498    (290,122,309)    (278,174,569)     (3,897,315)    (128,339,809)
NET ASSETS:
  Beginning of period....  1,578,038,808    9,447,823,496   3,223,819,460   14,220,213,254     994,678,368    1,266,239,734
                           --------------  ---------------  --------------  ---------------   ------------   --------------
  End of period..........  $1,578,736,133  $9,526,129,994   $2,933,697,151  $13,942,038,685   $990,781,053   $1,137,899,925
                           ==============  ===============  ==============  ===============   ============   ==============
  Accumulated
   undistributed net
   investment (loss)
   income................  $   6,140,661   $   31,316,736   $  23,091,974   $  175,123,306    $ 31,000,048   $     --
                           ==============  ===============  ==============  ===============   ============   ==============

_____________________________________ MF-29 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1999

                                      HARTFORD           HARTFORD
                                       SMALL             CAPITAL
                                      COMPANY          APPRECIATION
                                   HLS FUND, INC.     HLS FUND, INC.
                                  ----------------    --------------
OPERATIONS:
  Net investment (loss)
   income.....................      $ (1,976,601)     $   29,590,553
  Net realized gain (loss) on
   investments................       147,233,369       1,275,672,031
  Net unrealized appreciation
   (depreciation) of
   investments................       121,502,066         843,016,317
                                    ------------      --------------
  Net increase (decrease) in
   net assets resulting from
   operations.................       266,758,834       2,148,278,901
                                    ------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA..................          --               (24,013,346)
    Class IB..................          --                   (47,938)
  From realized gain on
   investments
    Class IA..................          (986,389)       (373,170,325)
    Class IB..................           (13,611)         (2,166,173)
                                    ------------      --------------
    Total distributions.......        (1,000,000)       (399,397,782)
                                    ------------      --------------
CAPITAL SHARE TRANSACTIONS:
    Class IA..................       143,679,160         409,058,426
    Class IB..................         6,634,327          14,635,220
                                    ------------      --------------
        Net increase from
       capital share
       transactions...........       150,313,487         423,693,646
                                    ------------      --------------
        Net increase in net
       assets.................       416,072,321       2,172,574,765
NET ASSETS:
  Beginning of year...........       351,429,912       5,813,421,612
                                    ------------      --------------
  End of year.................      $767,502,233      $7,985,996,377
                                    ============      ==============
  Accumulated undistributed
   net investment income......      $   --            $    4,106,096
                                    ============      ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT. _____________________________________ MF-30 ____________________________________

                                  HARTFORD                           HARTFORD
                                INTERNATIONAL      HARTFORD        DIVIDEND AND        HARTFORD          HARTFORD
                                OPPORTUNITIES        STOCK            GROWTH           ADVISERS            BOND
                               HLS FUND, INC.   HLS FUND, INC.    HLS FUND, INC.    HLS FUND, INC.    HLS FUND, INC.
                               ---------------  ---------------   ---------------   ---------------   ---------------
OPERATIONS:
  Net investment (loss)
   income..................... $   15,471,910   $   65,458,296    $   50,807,217    $  320,121,537     $ 58,520,227
  Net realized gain (loss) on
   investments................    200,445,808    1,025,416,628       275,965,619     1,204,132,542      (18,936,883)
  Net unrealized appreciation
   (depreciation) of
   investments................    249,333,414      408,912,415      (162,877,806)     (201,833,722)     (58,549,134)
                               --------------   --------------    --------------    ---------------    ------------
  Net increase (decrease) in
   net assets resulting from
   operations.................    465,251,132    1,499,787,339       163,895,030     1,322,420,357      (18,965,790)
                               --------------   --------------    --------------    ---------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA..................    (15,254,141)     (64,230,258)      (51,584,635)     (294,114,825)     (53,765,163)
    Class IB..................        (26,724)        (285,493)         (240,626)       (2,712,215)        (835,869)
  From realized gain on
   investments
    Class IA..................       --           (619,031,959)     (120,723,195)     (985,224,028)      (6,264,409)
    Class IB..................       --             (6,820,829)         (820,318)      (10,509,514)         (48,164)
                               --------------   --------------    --------------    ---------------    ------------
    Total distributions.......    (15,280,865)    (690,368,539)     (173,368,774)   (1,292,560,582)     (60,913,605)
                               --------------   --------------    --------------    ---------------    ------------
CAPITAL SHARE TRANSACTIONS:
    Class IA..................    (71,217,452)   1,405,976,600       185,464,195     2,243,273,127      155,218,570
    Class IB..................      1,929,411       39,214,926         7,935,212       106,955,218       11,573,774
                               --------------   --------------    --------------    ---------------    ------------
        Net increase from
       capital share
       transactions...........    (69,288,041)   1,445,191,526       193,399,407     2,350,228,345      166,792,344
                               --------------   --------------    --------------    ---------------    ------------
        Net increase in net
       assets.................    380,682,226    2,254,610,326       183,925,663     2,380,088,120       86,912,949
NET ASSETS:
  Beginning of year...........  1,197,356,582    7,193,213,170     3,039,893,797    11,840,125,134      907,765,419
                               --------------   --------------    --------------    ---------------    ------------
  End of year................. $1,578,038,808   $9,447,823,496    $3,223,819,460    $14,220,213,254    $994,678,368
                               ==============   ==============    ==============    ===============    ============
  Accumulated undistributed
   net investment income...... $    6,910,396   $    2,443,386    $      999,932    $   30,238,618     $  4,520,247
                               ==============   ==============    ==============    ===============    ============


                                    HARTFORD
                                  MONEY MARKET
                                 HLS FUND, INC.
                                ----------------
OPERATIONS:
  Net investment (loss)
   income.....................   $   51,797,629
  Net realized gain (loss) on
   investments................           22,249
  Net unrealized appreciation
   (depreciation) of
   investments................        --
                                 --------------
  Net increase (decrease) in
   net assets resulting from
   operations.................       51,819,878
                                 --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA..................      (51,531,940)
    Class IB..................         (265,689)
  From realized gain on
   investments
    Class IA..................          (22,169)
    Class IB..................              (80)
                                 --------------
    Total distributions.......      (51,819,878)
                                 --------------
CAPITAL SHARE TRANSACTIONS:
    Class IA..................      384,949,803
    Class IB..................        6,624,881
                                 --------------
        Net increase from
       capital share
       transactions...........      391,574,684
                                 --------------
        Net increase in net
       assets.................      391,574,684
NET ASSETS:
  Beginning of year...........      874,665,050
                                 --------------
  End of year.................   $1,266,239,734
                                 ==============
  Accumulated undistributed
   net investment income......   $    --
                                 ==============

_____________________________________ MF-31 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000
 1.  ORGANIZATION:

    Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford Advisers Fund HLS Fund, Inc., Hartford Bond HLS Fund, Inc., and Hartford Money Market HLS Fund, Inc. (each a "Fund" or together the "Funds") are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. These Funds are a component of The Hartford HLS Mutual Funds (The Mutual Funds).

    The Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts and group pension contracts of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively, The Hartford Life Insurance Companies). The Hartford Life Insurance Companies are affiliates of the Funds. The Funds, which have different investment goals and policies, are described below.

       Hartford Small Company HLS               Seeks maximum capital appreciation by investing at least 65%
        Fund, Inc.                              of its total assets in common stocks of companies with a
                                                market capitalization within the range represented by the
                                                Russell 2000 Index.
       Hartford Capital Appreciation HLS        Seeks growth of capital through investment in equity
        Fund, Inc.                              securities of companies with high growth potential,
                                                including small, medium and large companies.
       Hartford International Opportunities     Seeks growth of capital through investing primarily in
        HLS Fund, Inc.                          foreign equity securities issues.
       Hartford Stock HLS Fund, Inc.            Seeks long-term capital growth through investment in a
                                                diversified portfolio of equity securities.
       Hartford Dividend and Growth HLS         Seeks a high level of current income consistent with growth
        Fund, Inc.                              of capital and moderate investment risk. Primary investments are equity securities and securities convertible into equity securities that typically have above average yield.
       Hartford Advisers HLS Fund, Inc.         Seeks maximum long-term total rate of return (capital growth and current income) through investment in a varying mix of stocks, bonds and money market instruments.
       Hartford Bond HLS Fund, Inc.             Seeks maximum current income consistent with preservation of capital through investing primarily in debt securities.
       Hartford Money Market HLS Fund, Inc.     Seeks a high level of current income consistent with
                                                liquidity and preservation of capital through investment in money market securities.

    Each Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12-b1 plan. Distribution and Service Plans have been adopted in accordance with rule 12b-1 of the Investment Company Act of 1940, as amended.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Funds, which are in accordance with generally accepted accounting principles in the investment company industry:

   a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (the day the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

   b) SECURITY VALUATION--Equity securities are valued at the last sales price reported on principal securities exchanges on which such securities are traded (domestic or foreign) or on the principal over-the-counter market on which such securities are traded as of the close of business on the day the securities are being valued. If no sale occurred on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of each business day. Options are valued at the last sales price; if no sale took place on such day, then options are valued at the mean between the bid and asked prices. Securities for which market
_____________________________________ MF-32 ____________________________________
      quotations are not readily available and all other assets are valued in good faith at their fair values under the direction of the Funds' Board of Directors.

      Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in Hartford Money Market HLS Fund, Inc., are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the remaining Funds, short-term investments purchased with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments purchased with a maturity of more than 60 days are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

   c) FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

      The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

      Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

   d) REPURCHASE AGREEMENTS--A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the value of the underlying security(ies), including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable. All repurchase agreements are handled through the Fund's custodian, State Street Bank.

   e) JOINT TRADING ACCOUNT--Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by The Hartford Investment Management Company (HIMCO) or Wellington Management Company, LLP (Wellington). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

   f) FUTURES, OPTIONS ON FUTURES AND OPTIONS TRANSACTIONS--The Funds enter into futures contracts to retain their cash balance and yet be exposed to the market, thereby providing the liquidity necessary to accommodate redemptions while at the same time providing shareholders with the investment return of a fully invested portfolio. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash or U.S. Treasury bills. Subsequent payments, called maintenance margin, to and from the broker-dealer, are made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors. The variation margin on futures contracts is included in excess of cash, receivables and other assets over liabilities, or excess of liabilities over cash, receivables and other assets, as applicable, in each Funds' Statement of Net Assets.

_____________________________________ MF-33 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
JUNE 30, 2000

      At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

      The premium paid by the Fund for the purchase of a call or put option is included in the Fund's Statement of Net Assets as excess of cash, receivables and other assets over liabilities or excess of liabilities over cash, receivables and other assets and subsequently "marked-to-market" to reflect the current market value of the option purchased as of the end of the reporting period. If an option, which a Fund has purchased, expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid to buy the call.

      The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option at an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. The Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. The Funds' option activity was as follows as of June 30, 2000:

                  HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.


                                                    OPTIONS CONTRACTS
                                                         WRITTEN
                                                    DURING THE PERIOD
                                                 ------------------------
                                                 NUMBER
                                                   OF            DOLLAR
WRITTEN CALLS                                    CONTRACTS       AMOUNTS
---------------------------------------------    --------       ---------
Beginning of Period..........................      --              --
During the Period............................       1022          116,328
Expired during the period....................      --              --
Closed during the period.....................     (1,022)        (116,328)
Exercised during the period..................      --              --
                                                  ------        ---------
Balanced at the end of period................      --           $  --
                                                  ======        =========

   g) FORWARD FOREIGN CURRENCY CONTRACTS--As of June 30, 2000, Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc. and Hartford International Opportunities HLS Fund, Inc., had entered into forward foreign currency exchange contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies. The forward foreign currency contracts' costs are included in excess of cash, receivables and other assets over liabilities or excess of liabilities over cash, receivables and other assets, as applicable, in the Funds' Statement of Net Assets.

      Forward foreign currency contracts involve elements of markets risk in excess of the amount reflected in the Statement of Net Assets. In addition, risk may arise upon entering into these contracts from the potential inability of the counter-parties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

   h) SECURITIES LENDING--Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford Advisers HLS Fund, Inc. and Hartford Bond HLS Fund, Inc. may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with
_____________________________________ MF-34 ____________________________________
      other extensions of credit, these Funds may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. As of June 30, 2000, the market value of the securities loaned and the market value of the collateral were as follows:


                                                                           VALUE OF SECURITIES      VALUE OF
                                                                               LOANED              COLLATERAL
                                                                              ------------         ------------
           Hartford Small Company HLS Fund, Inc........................        192,767,904          199,894,731
           Hartford Capital Appreciation HLS Fund, Inc.................        765,019,281          790,421,193
           Hartford International Opportunities HLS Fund, Inc..........        138,837,303          144,256,076
           Hartford Stock HLS Fund, Inc................................        173,984,150          178,727,476
           Hartford Dividend and Growth HLS Fund, Inc..................        153,491,362          158,547,001
           Hartford Advisers HLS Fund, Inc.............................        634,102,602          647,144,941
           Hartford Bond HLS Fund, Inc.................................         39,059,323           39,882,246

   i) FEDERAL INCOME TAXES--For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

   j) FUND SHARE VALUATION AND DISTRIBUTIONS TO SHAREHOLDERS--Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the fund is informed of the dividend data in the exercise of due diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/ or the Fund is not open for business, are priced at the next determined per-share net asset value.

      Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds except the Hartford Money Market HLS Fund, Inc. is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

      Hartford Money Market HLS Fund, Inc. seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are distributed monthly.

      Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, partnerships, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions result in reclassifications to capital accounts.

   k) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

   l) RESTRICTED SECURITIES--Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Money Market HLS
      Fund, Inc., which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business, at approximately the price used to determine a Fund's net asset value per share. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors. As of June 30, 2000 The Funds did not hold any restricted securities (excluding 144A issues).

_____________________________________ MF-35 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
JUNE 30, 2000

 3.  EXPENSES:

   a) INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS--HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to the Funds pursuant to Investment Management Agreements approved by each Fund's Board of Directors and shareholders.

      The schedule below reflects the rates of compensation paid to HL Advisors for services rendered:

                      HARTFORD MONEY MARKET HLS FUND, INC.

AVERAGE DAILY NET ASSETS                         ANNUAL RATE
------------------------                         -----------
All Assets                                          0.250%

                         HARTFORD STOCK HLS FUND, INC.
                        AND HARTFORD BOND HLS FUND, INC.

AVERAGE DAILY NET ASSETS                         ANNUAL RATE
------------------------                         -----------
On first $250 million                               0.325%
On next $250 million                                0.300
On next $500 million                                0.275
Over $1 billion                                     0.250

                     HARTFORD SMALL COMPANY HLS FUND, INC.,
                 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.,
              HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
                HARTFORD DIVIDEND AND GROWTH HLS FUND, INC. AND
                        HARTFORD ADVISERS HLS FUND, INC.

AVERAGE DAILY NET ASSETS                         ANNUAL RATE
------------------------                         -----------
On first $250 million                               0.575%
On next $250 million                                0.525
On next $500 million                                0.475
Over $1 billion                                     0.425

      Pursuant to investment services agreements between HL Advisors and HIMCO, HIMCO provides the day-to-day investment management services to th Hartford Bond HLS Fund, Inc. and Hartford Money Market HLS Fund, Inc. HIMCO is a wholly-owned subsidiary of The Hartford.

      Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to the Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc. and Hartford Advisers HLS Fund, Inc.

      Wellington and HIMCO determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and HIMCO regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

   b) ADMINISTRATIVE SERVICES AGREEMENT--Under the Administrative Services Agreement between Hartford Life Insurance Company (HL) and each of the Funds, HL provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custody, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

   c) OPERATING EXPENSES--Allocable expenses of The Mutual Funds are charged to each Fund based on the ratio of the net assets of each fund to the combined net assets of The Mutual Funds. Non-allocable expenses are charged to each fund based on specific identification.

_____________________________________ MF-36 ____________________________________

   d) EXPENSE OFFSET--The Funds have entered into certain expense offset arrangements with the Custodian Bank. The amount of the Funds' expense reductions is shown on the accompanying Statement of Operations as Custodian fees expense offset.

   e) DISTRIBUTION PLAN FOR CLASS IB SHARES--Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

      Although the Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares, the Distributor has voluntarily agreed to waive 0.07% of the fee. This waiver may be withdrawn at any time after notice to shareholders. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

 4.  TAX COST AND UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS:

    As of June 30, 2000, the aggregate gross unrealized appreciation and depreciation of all investments, based on cost for federal income tax purposes, was as follows:

                                                                  AGGREGATE GROSS   AGGREGATE GROSS   NET UNREALIZED
                                                                    UNREALIZED        UNREALIZED      APPRECIATION/
           FUND                                    TAX COST        APPRECIATION     (DEPRECIATION)    (DEPRECIATION)
           ----                                 ---------------   ---------------   ---------------   --------------
           Hartford Small Company HLS
             Fund, Inc........................  $   979,723,736   $  176,891,514    $  (66,980,610)   $  109,630,905
           Hartford Capital Appreciation HLS
             Fund, Inc........................    7,681,495,566    2,631,843,107    (1,001,710,643)    1,630,132,464
           Hartford International
             Opportunities HLS Fund, Inc......    1,428,837,746      231,444,589       (70,061,301)      161,383,288
           Hartford Stock HLS Fund, Inc.......    6,999,139,369    3,076,663,436      (572,696,314)    2,503,987,121
           Hartford Dividend and Growth HLS
             Fund, Inc........................    2,749,226,589      487,891,888      (297,261,700)      190,630,188
           Hartford Advisers HLS
             Fund, Inc........................   11,443,904,150    3,113,872,532      (708,596,941)    2,405,275,591
           Hartford Bond HLS Fund, Inc........    1,009,617,530       10,292,490       (19,804,690)       (9,512,200)

 5.  AFFILIATE HOLDINGS:

    As of June 30, 2000, certain HL group pension contracts held direct interests in shares as follows:


                                                                                           PERCENT
                                                                                             OF
                                                                                            TOTAL
           FUND                                                               SHARES       SHARES
           ------------------------------------------------------------    ------------    ---------
           Hartford Small Company HLS Fund, Inc........................      13,934,755       2.55%
           Hartford Capital Appreciation HLS Fund, Inc.................      60,396,260       3.81%
           Hartford International Opportunities HLS Fund, Inc..........      17,758,736       1.76%
           Hartford Stock HLS Fund, Inc................................      61,396,110       4.08%
           Hartford Dividend and Growth HLS Fund, Inc..................      12,905,815       0.85%
           Hartford Advisers HLS Fund, Inc.............................     110,556,823       2.15%
           Hartford Bond HLS Fund, Inc.................................      41,490,053       4.34%
           Hartford Money Market HLS Fund, Inc.........................      14,263,447       1.25%

_____________________________________ MF-37 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
JUNE 30, 2000

 6.  INVESTMENT TRANSACTIONS:

    As of June 30, 2000, aggregate purchases and sales of investment securities (excludes short-term investments) were as follows:


                                                                              COST OF           SALES AT
           FUND                                                               PURCHASE          PROCEEDS
           ------------------------------------------------------------    --------------    ---------------
           Hartford Small Company HLS Fund, Inc........................    $1,118,998,637    $  831,403,171
           Hartford Capital Appreciation HLS Fund, Inc.................    4,323,654,820      4,116,689,919
           Hartford International Opportunities HLS Fund, Inc..........    1,227,065,118      1,176,320,843
           Hartford Stock HLS Fund, Inc................................    2,125,663,609      1,629,891,882
           Hartford Dividend and Growth HLS Fund, Inc..................      957,348,093      1,116,224,104
           Hartford Advisers HLS Fund, Inc.............................    2,538,265,743      2,238,611,724
           Hartford Bond HLS Fund, Inc.................................      848,279,072        889,541,199

 7.  CAPITAL LOSS CARRY FORWARD:

    At December 31, 1999 (tax year-end), the following Fund had capital loss carry forwards for U.S. Federal Tax purposes:


                                                                                          YEAR OF
           FUND                                                              AMOUNT       EXPIRATION
           ------------------------------------------------------------    -----------    -------------
           Hartford Bond HLS Fund, Inc.................................    $12,947,896        2007

 8.  CAPITAL SHARE TRANSACTIONS:

    The following information is as of June 30, 2000:

                                                                                                           HARTFORD
                                                                                                        INTERNATIONAL
                                                                                                        OPPORTUNITIES
                                       HARTFORD SMALL COMPANY         HARTFORD CAPITAL APPRECIATION          HLS
                                          HLS FUND, INC.                     HLS FUND, INC.              FUND, INC.
                                  --------------------------------   --------------------------------   --------------
                                      SHARES           AMOUNT            SHARES           AMOUNT            SHARES
                                  --------------   ---------------   --------------   ---------------   --------------
           CLASS IA
           Shares sold..........     369,963,055   $   846,191,291      127,529,830   $   846,343,960    1,366,792,263
           Shares issued on
            reinvestment of
            distributions.......      59,606,427       117,754,047      213,399,917     1,261,144,642      116,800,049
           Shares redeemed......    (242,072,625)     (551,218,019)     (70,155,520)     (469,102,556)  (1,321,292,231)
                                  --------------   ---------------   --------------   ---------------   --------------
           Net Increase.........     187,496,857   $   412,727,319      270,774,227   $ 1,638,386,046      162,300,081
                                  ==============   ===============   ==============   ===============   ==============



                                  ---------------
                                      AMOUNT
                                  ---------------
           CLASS IA
           Shares sold..........  $ 2,443,209,487
           Shares issued on
            reinvestment of
            distributions.......      182,224,778
           Shares redeemed......   (2,375,608,407)
                                  ---------------
           Net Increase.........  $   249,825,858
                                  ===============

                                                                                                           HARTFORD
                                                                       HARTFORD DIVIDEND AND GROWTH      ADVISERS HLS
                                   HARTFORD STOCK HLS FUND, INC.             HLS FUND, INC.               FUND, INC.
                                  --------------------------------   --------------------------------   --------------
                                      SHARES           AMOUNT            SHARES           AMOUNT            SHARES
                                  --------------   ---------------   --------------   ---------------   --------------
           CLASS IA
           Shares sold..........      67,772,880   $   473,573,095       93,122,239   $   198,227,923      109,084,495
           Shares issued on
            reinvestment of
            distributions.......     159,171,259     1,001,535,005      138,736,184       268,913,593      450,784,634
           Shares redeemed......     (48,406,251)     (338,427,471)    (208,780,407)     (437,472,047)    (242,441,932)
                                  --------------   ---------------   --------------   ---------------   --------------
           Net Increase.........     178,537,888   $ 1,136,680,629       23,078,016   $    29,669,469      317,427,197
                                  ==============   ===============   ==============   ===============   ==============



                                  ---------------
                                      AMOUNT
                                  ---------------
           CLASS IA
           Shares sold..........  $   321,265,771
           Shares issued on
            reinvestment of
            distributions.......    1,217,883,945
           Shares redeemed......     (711,282,413)
                                  ---------------
           Net Increase.........  $   827,867,303
                                  ===============

_____________________________________ MF-38 ____________________________________

                                                      HARTFORD MONEY MARKET HLS
                  HARTFORD BOND HLS FUND, INC.                FUND, INC.
                --------------------------------   --------------------------------
                    SHARES           AMOUNT            SHARES           AMOUNT
                --------------   ---------------   --------------   ---------------
           CLASS
            IA
           Shares
           sold...     85,859,198 $    86,137,889   4,054,050,337   $ 4,054,050,337
           Shares
           issued
            on
            reinvestment
            of
            distributions...      4,294,267       4,426,547     32,239,220      32,239,220
           Shares
           redeemed...   (139,554,833)    (140,138,520) (4,220,860,405)  (4,220,860,405)
                --------------   ---------------   --------------   ---------------
           Net
           Increase...    (49,401,368) $   (49,574,084)   (134,570,848) $  (134,570,848)
                ==============   ===============   ==============   ===============

                                                                                                           HARTFORD
                                                                                                        INTERNATIONAL
                                                                                                        OPPORTUNITIES
                                       HARTFORD SMALL COMPANY         HARTFORD CAPITAL APPRECIATION          HLS
                                          HLS FUND, INC.                     HLS FUND, INC.              FUND, INC.
                                  --------------------------------   --------------------------------   --------------
                                      SHARES           AMOUNT            SHARES           AMOUNT            SHARES
                                  --------------   ---------------   --------------   ---------------   --------------
           CLASS IB
           Shares sold..........       8,381,764   $    18,557,198        4,918,653   $    32,529,240        5,453,812
           Shares issued on
            Reinvestment of
            distributions.......       1,561,431         3,079,848        1,309,591         7,735,814          833,696
           Shares redeemed......        (752,437)       (1,587,604)        (116,794)         (791,660)        (688,297)
                                  --------------   ---------------   --------------   ---------------   --------------
           Net Increase.........       9,190,758   $    20,049,442        6,111,450   $    39,473,394        5,599,211
                                  ==============   ===============   ==============   ===============   ==============



                                  ---------------
                                      AMOUNT
                                  ---------------
           CLASS IB
           Shares sold..........  $     9,728,256
           Shares issued on
            Reinvestment of
            distributions.......        1,299,839
           Shares redeemed......       (1,222,054)
                                  ---------------
           Net Increase.........  $     9,806,041
                                  ===============

                                                                                                           HARTFORD
                                                                       HARTFORD DIVIDEND AND GROWTH      ADVISERS HLS
                                   HARTFORD STOCK HLS FUND, INC.             HLS FUND, INC.              FUND, INC.
                                  --------------------------------   --------------------------------   --------------
                                      SHARES           AMOUNT            SHARES           AMOUNT            SHARES
                                  --------------   ---------------   --------------   ---------------   --------------
           CLASS IB
           Shares sold..........       4,734,785   $    33,016,147        2,291,043   $     4,896,578       15,816,181
           Shares issued on
            reinvestment of
            distributions.......       1,317,685         8,287,805          892,705         1,730,516        5,928,589
           Shares redeemed......        (147,893)       (1,047,415)        (870,977)       (1,809,899)        (682,911)
                                  --------------   ---------------   --------------   ---------------   --------------
           Net Increase.........       5,904,577   $    40,256,537        2,312,771   $     4,817,195       21,061,859
                                  ==============   ===============   ==============   ===============   ==============



                                  ---------------
                                      AMOUNT
                                  ---------------
           CLASS IB
           Shares sold..........  $    46,321,799
           Shares issued on
            reinvestment of
            distributions.......       16,012,134
           Shares redeemed......       (2,003,874)
                                  ---------------
           Net Increase.........  $    60,330,059
                                  ===============


                                                        HARTFORD MONEY MARKET
                  HARTFORD BOND HLS FUND, INC.             HLS FUND, INC.
                --------------------------------   --------------------------------
                    SHARES           AMOUNT            SHARES           AMOUNT
                --------------   ---------------   --------------   ---------------
           CLASS
            IB
           Shares
           sold...      5,075,024 $     5,143,856      18,564,291   $    18,564,291
           Shares
           issued
            on
            Reinvestment
            of
            distributions...         90,918          93,698        262,798         262,798
           Shares
           redeemed...     (1,096,224)      (1,109,100)    (12,596,052)     (12,596,052)
                --------------   ---------------   --------------   ---------------
           Net
           Increase...      4,069,718 $     4,128,454      6,231,037 $     6,231,037
                ==============   ===============   ==============   ===============

_____________________________________ MF-39 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
JUNE 30, 2000

    The following information is for the year ended December 31, 1999:

                                                                                                           HARTFORD
                                                                                                        INTERNATIONAL
                                                                                                        OPPORTUNITIES
                                       HARTFORD SMALL COMPANY         HARTFORD CAPITAL APPRECIATION          HLS
                                          HLS FUND, INC.                     HLS FUND, INC.              FUND, INC.
                                  --------------------------------   --------------------------------   --------------
                                      SHARES           SHARES            SHARES           AMOUNT            SHARES
                                  --------------   ---------------   --------------   ---------------   --------------
           CLASS IA
           Shares sold..........     449,380,629   $   730,073,657      271,404,748   $ 1,126,019,680    1,187,527,101
           Shares issued on
            reinvestment of
            distributions.......         465,522           986,389       87,389,279       397,183,670        8,503,477
           Shares redeemed......    (369,178,185)     (587,380,886)    (218,690,362)   (1,114,144,924)  (1,239,798,936)
                                  --------------   ---------------   --------------   ---------------   --------------
           Net Increase
            (Decrease)..........      80,667,966   $   143,679,160       86,103,665   $   409,058,426      (43,768,358)
                                  ==============   ===============   ==============   ===============   ==============



                                  ---------------
                                      AMOUNT
                                  ---------------
           CLASS IA
           Shares sold..........  $ 1,833,047,660
           Shares issued on
            reinvestment of
            distributions.......       15,254,141
           Shares redeemed......   (1,919,519,253)
                                  ---------------
           Net Increase
            (Decrease)..........  $   (71,217,452)
                                  ===============

                                                                                                           HARTFORD
                                                                       HARTFORD DIVIDEND AND GROWTH      ADVISERS HLS
                                   HARTFORD STOCK HLS FUND, INC.             HLS FUND, INC.              FUND, INC.
                                  --------------------------------   --------------------------------   --------------
                                      SHARES           AMOUNT            SHARES           AMOUNT            SHARES
                                  --------------   ---------------   --------------   ---------------   --------------
           CLASS IA
           Shares sold..........     235,050,891   $ 1,558,714,874      180,202,994   $   388,544,304      614,913,572
           Shares issued on
            reinvestment of
            distributions.......     110,768,543       683,262,216       83,476,813       172,307,830      460,621,368
           Shares redeemed......    (125,298,498)     (836,000,490)    (173,958,180)     (375,387,939)    (280,036,788)
                                  --------------   ---------------   --------------   ---------------   --------------
           Net Increase.........     220,520,936   $ 1,405,976,600       89,721,627   $   185,464,195      795,498,152
                                  ==============   ===============   ==============   ===============   ==============



                                  ---------------
                                      AMOUNT
                                  ---------------
           CLASS IA
           Shares sold..........  $ 1,778,189,829
           Shares issued on
            reinvestment of
            distributions.......    1,279,338,852
           Shares redeemed......     (814,255,554)
                                  ---------------
           Net Increase.........  $ 2,243,273,127
                                  ===============


                                                        HARTFORD MONEY MARKET
                 HARTFORD BOND HLS FUND, INC.              HLS FUND, INC.
                --------------------------------   --------------------------------
                    SHARES           AMOUNT            SHARES           AMOUNT
                --------------   ---------------   --------------   ---------------
           CLASS
            IA
           Shares
           sold...    277,049,634 $   292,698,172   3,906,482,986   $ 3,906,482,986
           Shares
           issued
            on
            reinvestment
            of
            distributions...     60,010,055      60,029,553     51,555,581      51,555,581
           Shares
           redeemed...   (187,269,736)    (197,509,155) (3,573,088,764)  (3,573,088,764)
                --------------   ---------------   --------------   ---------------
           Net
           Increase...    149,789,953 $   155,218,570    384,949,803 $   384,949,803
                ==============   ===============   ==============   ===============

                                                                                                           HARTFORD
                                                                                                        INTERNATIONAL
                                                                                                        OPPORTUNITIES
                                       HARTFORD SMALL COMPANY         HARTFORD CAPITAL APPRECIATION          HLS
                                          HLS FUND, INC.                     HLS FUND, INC.              FUND, INC.
                                  --------------------------------   --------------------------------   --------------
                                      SHARES           SHARES            SHARES           AMOUNT            SHARES
                                  --------------   ---------------   --------------   ---------------   --------------
           CLASS IB
           Shares sold..........       4,416,848   $     7,085,792        2,434,908   $    12,891,538        1,364,850
           Shares issued on
            reinvestment of
            distributions.......           6,427            13,611          492,766         2,214,111           14,727
           Shares redeemed......        (284,642)         (465,076)         (80,356)         (470,429)        (160,935)
                                  --------------   ---------------   --------------   ---------------   --------------
           Net Increase.........       4,138,633   $     6,634,327        2,847,318   $    14,635,220        1,218,642
                                  ==============   ===============   ==============   ===============   ==============



                                  ---------------
                                      AMOUNT
                                  ---------------
           CLASS IB
           Shares sold..........  $     2,144,186
           Shares issued on
            reinvestment of
            distributions.......           26,724
           Shares redeemed......         (241,499)
                                  ---------------
           Net Increase.........  $     1,929,411
                                  ===============

_____________________________________ MF-40 ____________________________________

                                                                       HARTFORD DIVIDEND AND GROWTH
                                   HARTFORD STOCK HLS FUND, INC.              HLS FUND, INC.
                                  --------------------------------   --------------------------------
                                      SHARES           AMOUNT            SHARES           AMOUNT
                                  --------------   ---------------   --------------------------------
           CLASS IB
           Shares sold..........       4,730,353   $    33,043,242        3,660,327   $     7,937,438
           Shares issued on
            reinvestment of
            distributions.......       1,162,222         7,106,322          515,604         1,060,945
           Shares redeemed......        (114,277)         (934,638)        (491,624)       (1,063,171)
                                  --------------   ---------------   --------------   ---------------
           Net Increase.........       5,778,298   $    39,214,926        3,684,307   $     7,935,212
                                  ==============   ===============   ==============   ===============


                                  HARTFORD ADVISERS HLS FUND, INC.
                                  ---------------------------------
                                  AMOUNT                    SHARES
                                  ------------------------------------
           CLASS IB
           Shares sold..........                            31,941,537
           Shares issued on
            reinvestment of
            distributions.......                             4,764,781
           Shares redeemed......                              (120,576)
                                                        --------------
           Net Increase.........                            36,585,742
                                                        ==============

           CLASS IB
           Shares sold..........                       $    94,086,190
           Shares issued on
            reinvestment of
            distributions.......                            13,221,729
           Shares redeemed......                              (352,701)
                              ---------------
           Net Increase.........                       $   106,955,218
                              ===============


                                                        HARTFORD MONEY MARKET
                 HARTFORD BOND HLS FUND, INC.              HLS FUND, INC.
                --------------------------------   --------------------------------
                    SHARES           AMOUNT            SHARES           AMOUNT
                --------------   ---------------   --------------   ---------------
           CLASS
            IB
           Shares
           sold...     12,086,492 $    12,742,994      13,572,465   $    13,572,465
           Shares
           issued
            on
            reinvestment
            of
            distributions...        885,821         884,032        265,771         265,771
           Shares
           redeemed...     (1,947,721)      (2,053,252)     (7,213,355)      (7,213,355)
                --------------   ---------------   --------------   ---------------
           Net
           Increase...     11,024,592 $    11,573,774      6,624,881 $     6,624,881
                ==============   ===============   ==============   ===============

 9.  LINE OF CREDIT:

    The funds participate in a $500,000,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment, which has not been utilized. During the six months ended June 30, 2000, the Funds did not have any borrowings under this facility.

 10.  REVERSE STOCK SPLIT FOR CLASS B:

    On September 17, 1999, a reverse stock split was declared for the Class B shares of certain Funds, using the following reverse split percentages:

                                                                           REVERSE SPLIT
                                                                            PERCENTAGE
                                                                           -------------
           Hartford Small Company HLS Fund, Inc........................      74.613827%
           Hartford Capital Appreciation HLS Fund, Inc.................      15.418052%
           Hartford International Opportunities HLS Fund, Inc..........      71.625006%
           Hartford Stock HLS Fund, Inc................................       9.265642%
           Hartford Dividend and Growth HLS Fund, Inc..................      44.378756%
           Hartford Advisers HLS Fund, Inc.............................      29.667722%
           Hartford Bond HLS Fund, Inc.................................      93.065183%

_____________________________________ MF-41 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                 -- SELECTED PER-SHARE DATA(4) --
                           ----------------------------------------------------------------------------
                                                  NET REALIZED
                                                      AND
                           NET ASSET               UNREALIZED                DIVIDENDS     DIVIDENDS
                           VALUE AT      NET          GAIN      TOTAL FROM   FROM NET     IN EXCESS OF
                           BEGINNING  INVESTMENT   (LOSS) ON    INVESTMENT  INVESTMENT   NET INVESTMENT
                           OF PERIOD    INCOME    INVESTMENTS   OPERATIONS    INCOME         INCOME
                           ---------  ----------  ------------  ----------  -----------  --------------
HARTFORD SMALL COMPANY
 HLS FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............    2.188       0.001        0.072        0.073        --            --
  Class IB...............    2.187       0.001        0.070        0.071        --            --
  For the Year Ended
   December 31, 1999
  Class IA...............    1.321      (0.005)       0.875        0.870        --            --
  Class IB...............    1.323(6)   (0.004)(6)     0.871(6)    0.867(6)         --(6)           --(6)
  For the Year Ended
   December 31, 1998
  Class IA...............    1.202      (0.002)       0.141        0.139        --            --
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............    1.340(6)   (0.002)(6)    (0.015)(6)   (0.017)(6)         --(6)           --(6)
  For the Year Ended
   December 31
  1997...................    1.069       0.001        0.195        0.196        (0.001)       --
  From inception,
   August 9, 1996 through
   December 31, 1996.....    1.000       0.002        0.069        0.071        (0.002)       --

HARTFORD CAPITAL
 APPRECIATION HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............    6.095       0.010        0.762        0.772        (0.003)       --
  Class IB...............    6.098      (0.068)       0.834        0.766        (0.003)       --
  For the Year Ended
   December 31, 1999
  Class IA...............    4.759       0.023        1.643        1.666        (0.018)       --
  Class IB...............    6.437(6)    0.150(6)     1.503(6)     1.653(6)     (0.013)(6)           --(6)
  For the Year Ended
   December 31, 1998
  Class IA...............    4.410       0.025        0.525        0.550        (0.026)       --
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............    6.486(6)    0.013(6)     0.094(6)     0.107(6)     (0.156)(6)           --(6)
  For the Year Ended
   December 31
  1997...................    3.914       0.020        0.794        0.814        (0.022)       --
  1996...................    3.490       0.022        0.655        0.677        (0.025)       --
  1995...................    2.860       0.030        0.785        0.815        (0.030)       --

HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............    1.876       0.010       (0.116)      (0.106)       (0.012)       --
  Class IB...............    1.876       0.018       (0.126)      (0.108)       (0.012)       --
  For the Year Ended
   December 31, 1999
  Class IA...............    1.355       0.019        0.520        0.539        (0.018)       --
  Class IB...............    1.357(6)    0.017(6)     0.519(6)     0.536(6)     (0.017)(6)           --(6)
  For the Year Ended
   December 31, 1998
  Class IA...............    1.294       0.021        0.147        0.168        (0.019)       --
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............    1.396(6)    0.004(6)    (0.021)(6)    0.017(6)     (0.022)(6)           --(6)
  For the Year Ended
   December 31
  1997...................    1.407       0.022       (0.019)       0.003        (0.012)       --
  1996...................    1.306       0.023        0.140        0.163        (0.025)       --
  1995...................    1.176       0.020        0.141        0.161        (0.020)       --

HARTFORD STOCK HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............    7.147       0.021       (0.094)      (0.073)       (0.002)       --
  Class IB...............    7.151       0.049       (0.128)      (0.079)       (0.002)       --
  For the Year Ended
   December 31, 1999
  Class IA...............    6.562       0.050        1.143        1.193        (0.049)       --
  Class IB...............   11.884(6)    0.021(6)     1.200(6)   (10.687)(6)     (0.056)(6)           --(6)
  For the Year Ended
   December 31, 1998
  Class IA...............    5.123       0.051        1.622        1.673        (0.050)       --
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............   10.793(6)    0.043(6)     1.565(6)     1.608(6)     (0.517)(6)           --(6)
  For the Year Ended
   December 31
  1997...................    4.143       0.050        1.196        1.246        (0.049)       --
  1996...................    3.527       0.060        0.763        0.823        (0.059)       --
  1995...................    2.801       0.070        0.840        0.910        (0.070)       --

(1)  Annualized.
(2)  Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5)  Excluding mortgage dollar rolls.
(6) Per share amounts for Class IB have been restated to reflect a reverse stock split effective September 17, 1999 (see note 10).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT. _____________________________________ MF-42 ____________________________________

                                                 -- SELECTED PER-SHARE DATA --
                                                 -- SELECTED PER-SHARE DATA --
                           --------------------------------------------------------------------------

                           DISTRIBUTIONS
                              FROM NET                                                      NET ASSET
                              REALIZED                                     NET INCREASE     VALUE AT
                              GAINS ON     DISTRIBUTIONS      TOTAL        (DECREASE) IN       END        TOTAL
                            INVESTMENTS    FROM CAPITAL   DISTRIBUTIONS   NET ASSET VALUE   OF PERIOD     RETURN
                           --------------  -------------  -------------  -----------------  ---------  ------------
HARTFORD SMALL COMPANY
 HLS FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............        (0.250)       --             (0.250)          (0.177)        2.011           3.63%
  Class IB...............        (0.250)       --             (0.250)          (0.179)        2.008           3.54
  For the Year Ended
   December 31, 1999
  Class IA...............        (0.003)       --             (0.003)           0.867         2.188          65.83
  Class IB...............        (0.003)(6)          --(6)     (0.003)(6)        0.864(6)     2.187(6)       65.54
  For the Year Ended
   December 31, 1998
  Class IA...............        (0.020)       --             (0.020)           0.119         1.321          11.62
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............            --(6)          --(6)         --(6)        (0.017)(6)     1.323(6)       (1.30)(2)
  For the Year Ended
   December 31
  1997...................        (0.062)       --             (0.063)           0.133         1.202          18.38
  From inception,
   August 9, 1996 through
   December 31, 1996.....       --             --             (0.002)           0.069         1.069           7.15(2)

HARTFORD CAPITAL
 APPRECIATION HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............        (0.922)       --             (0.925)          (0.153)        5.942          12.73
  Class IB...............        (0.922)       --             (0.925)          (0.159)        5.939          12.63
  For the Year Ended
   December 31, 1999
  Class IA...............        (0.312)       --             (0.330)           1.336         6.095          37.46
  Class IB...............        (1.979)(6)          --(6)     (1.992)(6)       (0.339)(6)    6.098(6)       37.21
  For the Year Ended
   December 31, 1998
  Class IA...............        (0.175)       --             (0.201)           0.349         4.759          15.48(2)
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............            --(6)          --(6)     (0.156)(6)       (0.049)(6)     6.437(6)        1.65(2)
  For the Year Ended
   December 31
  1997...................        (0.296)       --             (0.318)           0.496         4.410          22.34
  1996...................        (0.228)       --             (0.253)           0.424         3.914          20.70
  1995...................        (0.155)       --             (0.185)           0.630         3.490          30.25

HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............        (0.193)       --             (0.205)          (0.311)        1.565          (5.66)
  Class IB...............        (0.193)       --             (0.205)          (0.313)        1.563          (5.74)
  For the Year Ended
   December 31, 1999
  Class IA...............       --             --             (0.018)           0.521         1.876          39.86
  Class IB...............            --(6)          --(6)     (0.017)(6)        0.519(6)      1.876(6)       39.61
  For the Year Ended
   December 31, 1998
  Class IA...............        (0.088)       --             (0.107)           0.061         1.355          13.16
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............            --(6)          --(6)     (0.022)(6)       (0.039)(6)     1.357(6)       (1.13)(2)
  For the Year Ended
   December 31
  1997...................        (0.104)       --             (0.116)          (0.113)        1.294           0.34
  1996...................        (0.037)       --             (0.062)           0.101         1.407          12.93
  1995...................        (0.011)       --             (0.031)           0.130         1.306          13.93

HARTFORD STOCK HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............        (0.748)       --             (0.750)          (0.823)        6.324          (0.97)
  Class IB...............        (0.748)       --             (0.750)          (0.829)        6.322          (1.06)
  For the Year Ended
   December 31, 1999
  Class IA...............        (0.559)       --             (0.608)           0.585         7.147          19.78
  Class IB...............        (5.898)(6)          --(6)      5.954(6)       (4.733)(6)     7.151(6)       19.57
  For the Year Ended
   December 31, 1998
  Class IA...............        (0.184)       --             (0.234)           1.439         6.562          33.47(2)
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............            --(6)          --(6)     (0.517)(6)        1.092(6)     11.884(6)       14.91(2)
  For the Year Ended
   December 31
  1997...................        (0.217)       --             (0.266)           0.980         5.123          31.38
  1996...................        (0.148)       --             (0.207)           0.616         4.143          24.37
  1995...................        (0.114)       --             (0.184)           0.726         3.527          34.10


                                              -- RATIOS AND SUPPLEMENTAL DATA --
                           ------------------------------------------------------------------------
                                            RATIO OF    RATIO OF    RATIO OF
                                            EXPENSES    EXPENSES      NET
                             NET ASSETS    TO AVERAGE  TO AVERAGE  INVESTMENT
                             AT END OF     NET ASSETS  NET ASSETS    INCOME    PORTFOLIO
                               PERIOD        AFTER       BEFORE    TO AVERAGE  TURNOVER
                           (IN THOUSANDS)   WAIVERS     WAIVERS    NET ASSETS   RATE(7)
                           --------------  ----------  ----------  ----------  ---------
HARTFORD SMALL COMPANY
 HLS FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............     1,073,048         0.74(1)      0.74(1)     (0.21)    92.12
  Class IB...............        27,817         0.92(1)      0.99(1)     (0.39)    --
  For the Year Ended
   December 31, 1999
  Class IA...............       757,302         0.78        0.78       (0.45)    181.34
  Class IB...............        10,200         0.96        1.03       (0.63)     --
  For the Year Ended
   December 31, 1998
  Class IA...............       350,734         0.77      --           (0.24)    235.72
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............           696         0.95(1)    --          (0.46)(1)    --
  For the Year Ended
   December 31
  1997...................       210,769         0.77      --            0.08     222.20
  From inception,
   August 9, 1996 through
   December 31, 1996.....        42,812         0.72(1)      0.88(1)      0.31(1)(3)    31.80
HARTFORD CAPITAL
 APPRECIATION HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............     9,370,819         0.66(1)      0.66(1)      0.62(1)    50.45
  Class IB...............        58,685         0.84(1)      0.91(1)      0.44(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............     7,963,003         0.66        0.66        0.46      66.36
  Class IB...............        22,993         0.84        0.91        0.28      --
  For the Year Ended
   December 31, 1998
  Class IA...............     5,807,480         0.64      --            0.59      51.15
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............         5,942         0.82(1)    --           0.30(1)    --
  For the Year Ended
   December 31
  1997...................     4,802,992         0.64      --            0.44      57.60
  1996...................     3,386,670         0.65      --            0.60      85.40
  1995...................     2,157,892         0.68      --            0.95      78.60
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............     1,567,313         0.76(1)      0.76(1)      1.25(1)    79.39
  Class IB...............        11,423         0.94(1)      1.01(1)      1.07(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............     1,574,836         0.78        0.78        1.20     133.20
  Class IB...............         3,203         0.96        1.03        1.02      --
  For the Year Ended
   December 31, 1998
  Class IA...............     1,196,694         0.77      --            1.51     157.39
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............           663         0.94(1)    --           0.71(1)    --
  For the Year Ended
   December 31
  1997...................     1,092,946         0.77      --            1.48      72.70
  1996...................       996,543         0.79      --            1.74      70.00
  1995...................       686,475         0.86      --            1.60      55.60
HARTFORD STOCK HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............     9,446,868         0.48(1)      0.48(1)      0.67(1)    18.14
  Class IB...............        79,262         0.66(1)      0.73(1)      0.49(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............     9,400,385         0.48        0.48        0.80      38.54
  Class IB...............        47,439         0.66        0.73        0.62      --
  For the Year Ended
   December 31, 1998
  Class IA...............     7,183,046         0.46      --            0.95      27.13
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............        10,167         0.65(1)    --           0.73(1)    --
  For the Year Ended
   December 31
  1997...................     4,713,322         0.45      --            1.11      31.60
  1996...................     2,994,209         0.46      --            1.59      42.30
  1995...................     1,876,884         0.48      --            2.23      52.90

(1)  Annualized.
(2)  Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5)  Excluding mortgage dollar rolls.
(6) Per share amounts for Class IB have been restated to reflect a reverse stock split effective September 17, 1999 (see note 10).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

_____________________________________ MF-43 ____________________________________

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                -- SELECTED PER-SHARE DATA(4) --
                           ---------------------------------------------------------------------------
                                                  NET REALIZED
                                                      AND
                           NET ASSET               UNREALIZED               DIVIDENDS     DIVIDENDS
                           VALUE AT      NET          GAIN      TOTAL FROM   FROM NET    IN EXCESS OF
                           BEGINNING  INVESTMENT   (LOSS) ON    INVESTMENT  INVESTMENT  NET INVESTMENT
                           OF PERIOD    INCOME    INVESTMENTS   OPERATIONS    INCOME        INCOME
                           ---------  ----------  ------------  ----------  ----------  --------------
HARTFORD DIVIDEND AND
 GROWTH HLS FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............     2.149      0.016       (0.047)       (0.031)    (0.002)        --
  Class IB...............     2.151      0.020       (0.053)       (0.033)    (0.002)        --
  For the Year Ended
   December 31, 1999
  Class IA...............     2.160      0.034        0.075         0.109     (0.035)        --
  Class IB...............     2.267(6)    0.024(6)     0.077(6)     0.101(6)   (0.034)(6)           --(6)
  For the Year Ended
   December 31, 1998
  Class IA...............     1.952      0.033        0.280         0.313     (0.035)        --
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............     2.253(6)    0.016(6)     0.068(6)     0.084(6)   (0.070)(6)           --(6)
  For the Year Ended
   December 31
  1997...................     1.547      0.035        0.445         0.480     (0.031)        --
  1996...................     1.317      0.034        0.258         0.292     (0.034)        --
  1995...................     0.994      0.033        0.323         0.356     (0.033)        --

HARTFORD ADVISERS HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............     2.965      0.034       (0.021)        0.013     (0.006)        --
  Class IB...............     2.966      0.043       (0.032)        0.011     (0.006)        --
  For the Year Ended
   December 31, 1999
  Class IA...............     2.985      0.068        0.221         0.289     (0.063)        --
  Class IB...............     3.577(6)    0.061(6)     0.221(6)     0.282(6)   (0.064)(6)           --(6)
  For the Year Ended
   December 31, 1998
  Class IA...............     2.527      0.061        0.546         0.607     (0.060)        --
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............     3.371(6)    0.034(6)     0.367(6)     0.401(6)   (0.195)(6)           --(6)
  For the Year Ended
   December 31
  1997...................     2.169      0.056        0.455         0.511     (0.055)        --
  1996...................     1.958      0.059        0.255         0.314     (0.059)        --
  1995...................     1.600      0.064        0.377         0.441     (0.064)        --

HARTFORD BOND HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............     0.994      0.033        0.015         0.048     (0.005)        --
  Class IB...............     0.995      0.033        0.014         0.047     (0.005)        --
  For the Year Ended
   December 31, 1999
  Class IA...............     1.081      0.062       (0.084)       (0.022)    (0.058)        --
  Class IB...............     1.083(6)    0.061(6)    (0.084)(6)    (0.023)(6)   (0.057)(6)       (0.008)(6)
  For the Year Ended
   December 31, 1998
  Class IA...............     1.050      0.053        0.032         0.085     (0.054)        --
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............     1.075(6)    0.023(6)     0.040(6)     0.063(6)   (0.055)(6)           --(6)
  For the Year Ended
   December 31
  1997...................     1.000      0.063        0.047         0.110     (0.060)        --
  1996...................     1.028      0.064       (0.029)        0.035     (0.063)        --
  1995...................     0.926      0.064        0.102         0.166     (0.064)        --

HARTFORD MONEY MARKET HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............   $ 1.000    $ 0.034      $--          $  0.034    $(0.034)     $  --
  Class IB...............     1.000      0.033       --             0.033     (0.033)        --
  For the Year Ended
   December 31, 1999
  Class IA...............     1.000      0.070       --             0.070     (0.070)        --
  Class IB...............     1.000      0.068       --             0.068     (0.068)        --
  For the Year Ended
   December 31, 1998
  Class IA...............     1.000      0.051       --             0.051     (0.051)        --
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............     1.000      0.037       --             0.037     (0.037)        --
  For the Year Ended
   December 31
  1997...................     1.000      0.049       --             0.049     (0.049)        --
  1996...................     1.000      0.050       --             0.050     (0.050)        --
  1995...................     1.000      0.056       --             0.056     (0.056)        --

(1)  Annualized.
(2)  Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5)  Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (see note 10).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT. _____________________________________ MF-44 ____________________________________

                                                  -- SELECTED PER-SHARE DATA --
                                                  -- SELECTED PER-SHARE DATA --
                           ---------------------------------------------------------------------------

                           DISTRIBUTIONS
                              FROM NET                                                       NET ASSET
                              REALIZED                                      NET INCREASE     VALUE AT
                              GAINS ON     DISTRIBUTIONS      TOTAL        (DECREASE) IN        END        TOTAL
                            INVESTMENTS    FROM CAPITAL   DISTRIBUTIONS   NET ASSETS VALUE   OF PERIOD     RETURN
                           --------------  -------------  -------------  ------------------  ---------  ------------
HARTFORD DIVIDEND AND
 GROWTH HLS FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............        (0.193)       --             (0.195)           (0.226)        1.923          (1.51)
  Class IB...............        (0.193)       --             (0.195)           (0.228)        1.923          (1.60)
  For the Year Ended
   December 31, 1999
  Class IA...............        (0.085)       --             (0.120)           (0.011)        2.149           5.31
  Class IB...............        (0.183)(6)          --(6)     (0.217)(6)        (0.116)(6)    2.151(6)        5.12
  For the Year Ended
   December 31, 1998
  Class IA...............        (0.070)       --             (0.105)            0.208         2.160          16.42(2)
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............            --(6)          --(6)     (0.070)(6)         0.014(6)      2.267(6)        3.67(2)
  For the Year Ended
   December 31
  1997...................        (0.044)       --             (0.075)            0.405         1.952          31.89
  1996...................        (0.028)       --             (0.062)            0.230         1.547          22.91
  1995...................       --             --             (0.033)            0.323         1.317          36.37

HARTFORD ADVISERS HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............        (0.257)       --             (0.263)           (0.250)        2.715           0.51
  Class IB...............        (0.257)       --             (0.263)           (0.252)        2.714           0.42
  For the Year Ended
   December 31, 1999
  Class IA...............        (0.246)       --             (0.309)           (0.020)        2.965          10.59
  Class IB...............        (0.829)(6)          --(6)     (0.893)(6)        (0.611)(6)    2.966(6)       10.39
  For the Year Ended
   December 31, 1998
  Class IA...............        (0.089)       --             (0.149)            0.458         2.985          24.66(2)
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............            --(6)          --(6)     (0.195)(6)         0.206(6)      3.577(6)       11.96(2)
  For the Year Ended
   December 31
  1997...................        (0.098)       --             (0.153)            0.358         2.527          24.51
  1996...................        (0.044)       --             (0.103)            0.211         2.169          16.59
  1995...................        (0.019)       --             (0.083)            0.358         1.958          28.34

HARTFORD BOND HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............       --             --             (0.005)            0.043         1.037           4.82
  Class IB...............       --             --             (0.005)            0.042         1.037           2.14
  For the Year Ended
   December 31, 1999
  Class IA...............        (0.007)       --             (0.065)           (0.087)        0.994          (2.02)
  Class IB...............            --(6)      (0.065)(6)     (0.088)(6)         0.995(6)     (2.19)        15,818
  For the Year Ended
   December 31, 1998
  Class IA...............       --             --             (0.054)            0.031         1.081           8.15(2)
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............            --(6)          --(6)     (0.055)(6)         0.008(6)      1.083(6)        5.89(2)
  For the Year Ended
   December 31
  1997...................       --             --             (0.060)            0.050         1.050          11.35
  1996...................       --             --             (0.063)           (0.028)        1.000           3.52
  1995...................       --             --             (0.064)            0.102         1.028          18.49

HARTFORD MONEY MARKET HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............    $  --          $  --            $(0.034)         -$-             $1.000           2.86%
  Class IB...............       --             --             (0.033)         --               1.000           2.76
  For the Year Ended
   December 31, 1999
  Class IA...............       --             --             (0.070)         --               1.000           4.89
  Class IB...............       --             --             (0.068)         --               1.000           4.71
  For the Year Ended
   December 31, 1998
  Class IA...............       --             --             (0.051)         --               1.000           5.25(2)
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............       --             --             (0.037)         --               1.000           3.76(2)
  For the Year Ended
   December 31
  1997...................       --             --             (0.049)         --               1.000           5.31
  1996...................       --             --             (0.050)         --               1.000           5.18
  1995...................       --             --             (0.056)         --               1.000           5.74


                                              -- RATIOS AND SUPPLEMENTAL DATA --
                           ------------------------------------------------------------------------
                                            RATIO OF    RATIO OF    RATIO OF
                                            EXPENSES    EXPENSES      NET
                             NET ASSETS    TO AVERAGE  TO AVERAGE  INVESTMENT
                             AT END OF     NET ASSETS  NET ASSETS    INCOME    PORTFOLIO
                               PERIOD        AFTER       BEFORE    TO AVERAGE  TURNOVER
                           (IN THOUSANDS)   WAIVERS     WAIVERS    NET ASSETS   RATE(7)
                           --------------  ----------  ----------  ----------  ---------
HARTFORD DIVIDEND AND
 GROWTH HLS FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............     2,914,867         0.68(1)      0.68(1)      1.63(1)    32.51
  Class IB...............        18,830         0.86(1)      0.93(1)      1.45(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............     3,207,733         0.68        0.68        1.60      55.93
  Class IB...............        16,087         0.86        0.93        1.42      --
  For the Year Ended
   December 31, 1998
  Class IA...............     3,031,293         0.66      --            1.81      48.21
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............         8,600         0.85(1)    --           1.57(1)    --
  For the Year Ended
   December 31
  1997...................     1,994,653         0.68      --            2.21      34.20
  1996...................       879,980         0.73      --            2.52      56.90
  1995...................       265,070         0.77      --            2.91      41.40
HARTFORD ADVISERS HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............    13,759,228         0.66(1)      0.66(1)      2.52(1)    16.86
  Class IB...............       182,811         0.84(1)      0.91(1)      2.34(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............    14,082,895         0.65        0.66        2.46      38.38
  Class IB...............       137,318         0.83        0.91        2.28      --
  For the Year Ended
   December 31, 1998
  Class IA...............    11,805,411         0.63      --            2.40      36.67
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............        34,714         0.83(1)    --           2.22(1)    --
  For the Year Ended
   December 31
  1997...................     8,283,912         0.63      --            2.44      36.10
  1996...................     5,879,529         0.63      --            2.92      53.80
  1995...................     4,262,769         0.65      --            3.57      63.50
HARTFORD BOND HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............       970,073         0.54(1)      0.54(1)      6.31(1)    94.56
  Class IB...............        20,708         0.72(1)      0.79(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............       978,861         0.52        0.52        6.09     110.70
  Class IB...............          0.70         0.77        5.91      --
  For the Year Ended
   December 31, 1998
  Class IA...............       902,480         0.50      --            5.86     122.33
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............         5,285         0.69(1)    --           5.54(1)    --
  For the Year Ended
   December 31
  1997...................       552,870         0.51      --            6.58     112.90(5)
  1996...................       402,548         0.52      --            6.37     212.00
  1995...................       342,495         0.53      --            6.51     215.00
HARTFORD MONEY MARKET HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............   $ 1,122,865         0.48%(1)      0.48%(1)      5.72%(1)      N/A
  Class IB...............        15,035         0.66(1)      1.36(1)      5.54(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............     1,257,436         0.47        0.47        4.81        N/A
  Class IB...............         8,804         0.65        0.72        4.63      --
  For the Year Ended
   December 31, 1998
  Class IA...............       872,486         0.45      --            5.12        N/A
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............         2,179         0.64(1)    --           4.81(1)    --
  For the Year Ended
   December 31
  1997...................       612,480         0.44      --            5.21        N/A
  1996...................       542,586         0.44      --            5.04        N/A
  1995...................       339,709         0.45      --            5.57        N/A

(1)  Annualized.
(2)  Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5)  Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (see note 10).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

_____________________________________ MF-45 ____________________________________

                                        BY REGULAR MAIL:                        INVESTMENT MANAGERS:
IF YOU'D LIKE TO WRITE                   Hartford Life, Inc.                     -- HL Investment Advisor, Inc.
                                        Attention: IPS                             P.O. Box 2999
US, PLEASE SEND YOUR                    P.O. Box, 5085                             Hartford, CT 06104-2999
                                        Hartford, CT 06102-5085
NOTE OR LETTER TO                                                                  INVESTMENT SUB-ADVISERS:
                                        BY E-MAIL ON THE INTERNET:                 Hartford Investment Management
ONE OF THE FOLLOWING                    Lifeino@thehartford.com                    Company (HIMCO)
                                                                                   P.O. Box 1744
ADDRESSES:                              ISSUER:                                    Hartford, CT 06114-1744
                                        Hartford Life Insurance Company
                                        P.O. Box 2999                              Wellington Management Company, LLP
                                        Hartford CT 06104-2999                     75 State Street
                                                                                   Boston, MA 02109
                                        PRINCIPAL UNDERWRITER:
                                        Hartford Securities Distribution        -- Banc of America Advisors, Inc.
                                        Company, Inc.                              101 S. Tryon Street, 33rd Floor
                                        P.O. Box 2999                              Charlotte, NC 28255
                                        Hartford, CT 06104-2999
                                                                                   INVESTMENT SUB-ADVISERS:
                                                                                   Gartmore Global Partners
                                                                                   101 S. Tryon Street, 10th Floor
                                          [HARTFORD LIFE LOGO]                     Charlotte, NC 28255

                                                                                   Marsico Capital Management, LLC
                                                                                   1200 17th Street
                                                                                   Denver, CO 80202

                                                                                   Banc of America
                                                                                   Capital Management, Inc.
The Nations Variable Annuity is a flexible premium variable annuity                101 s. Tryon Street, 9th Floor
issued by Hartford Life Insurance Company, Simsbury, CT (Countrywide:              Charlotte, NC 28255
HL-VA99; FL: HL-VA99 FL; NY: HL-VACRT94NY, NC; HL-VA9920P, OR: HL-VA99OR;
TX: HL-VA99TX and HL-VA990DBTX). The Nations Variable Annuity is                -- AIM Advisors, Inc.
underwritten and distributed by Hartford Securities Distribution                   11 Greenway Plaza, Suite 100
Company, Inc.                                                                      Houston, Texas 77046-1173

This material is authorized for distribution only preceded or accompanied by a current prospectus and current Nations Variable Annuity performance sheet. Please read the prospectus carefully before investing or sending money.


NATANN-8-00-1189     Printed in U.S.A. -C- 2000 The Hartford, Hartford, CT 06115




Hartford Life Insurance Company
P.O. Box 5085
Hartford, CT 06102-5085

                          SEMIANNUAL REPORT / JUNE 30 2000


                         AIM V.I. CAPITAL APPRECIATION FUND


           AIM V.I. CAPITAL APPRECIATION FUND SEEKS CAPITAL GROWTH BY

           INVESTING PRINCIPALLY IN COMMON STOCKS OF COMPANIES THE

           PORTFOLIO MANAGERS BELIEVE ARE LIKELY TO BENEFIT FROM NEW OR

           INNOVATIVE PRODUCTS, SERVICES OR PROCESSES AS WELL AS THOSE

           THAT HAVE EXPERIENCED ABOVE-AVERAGE LONG-TERM GROWTH IN

           EARNINGS AND HAVE EXCELLENT GROWTH PROSPECTS.




                                     [LOGO]

                      SEMIANNUAL REPORT / MANAGERS OVERVIEW


AIM V.I. CAPITAL APPRECIATION FUND

FUND RECORDS SOLID RETURNS

IN A VOLATILE MARKET ENVIRONMENT, MID- AND SMALL-CAP STOCKS OUTPERFORMED LARGE-CAP STOCKS. HOW DID AIM V.I. CAPITAL APPRECIATION FUND PERFORM?

Despite a sharp market sell-off in April and May, the fund posted a solid 8.24% cumulative total return for the six months ended June 30, 2000. The fund outperformed the Lipper Multi-Cap Growth Fund Index, the Russell Midcap Index and the S&P 500, which had total returns of 7.40%, 5.12% and -0.43%, respectively, for the same period.

TOTAL RETURNS OF FUND VS. INDEXES

12/31/99-6/30/00

[LINE CHART]

AIM V.I. CAPITAL APPRECIATION FUND     8.24%
LIPPER MULTI-CAP GROWTH FUND INDEX     7.40%
RUSSELL MIDCAP INDEX                   5.12%
S&P 500 INDEX                         -0.43%

WHAT WERE THE KEY TRENDS IN THE STOCK MARKET?

Markets soared, then declined before staging a comeback as the reporting period drew to a close. During the first three months of 2000, several key market indexes rose to new heights, with the Dow setting a record in January and the technology-dominated Nasdaq following suit in March. High-flying technology stocks helped propel these advances. Toward the end of March, however, investors became concerned that tech stocks might be overvalued, sparking a sharp sell-off in this sector. In April, a federal court ruling against software giant Microsoft (not a fund holding) helped perpetuate the sell-off. The stocks of Internet companies with no earnings were particularly hard hit.

      Investors were also concerned that the Federal Reserve Board (the Fed) might continue to raise interest rates to slow torrid economic growth and to contain inflation. On May 16, the Fed, which launched a monetary tightening policy in June 1999, raised the key federal funds rate the rate banks charge one another for overnight loans from 6.0% to 6.5%. Interest-rate concerns before and after the Fed s action prompted a sell-off that affected nearly every stock-market sector in April and May, causing markets to be extremely volatile.

      Markets rallied in June as key economic data, such as housing starts and retail sales, indicated that the economy might be slowing, diminishing the possibility of further Fed rate hikes. At its June 28 meeting, the Fed left interest rates unchanged. The June rally enabled the Nasdaq, which lost 37.3% of its value between March 10 and May 23, to end the reporting period down only 2.54%.

      While the Dow, a barometer of the performance of large-cap stocks, was down 8.44% for the six months ended June 30, mid- and small-cap stocks posted positive returns for the period. Additionally, investors generally favored the stocks of companies with tangible earnings. In the small-cap stock universe, value stocks slightly outperformed growth stocks, while in the large- and mid-cap stock categories, growth stocks were the better performers.

WAS THE FUND ABLE TO TAKE ADVANTAGE OF THESE MARKET TRENDS?

Yes, because even though large- and super-cap stocks made up the bulk of the portfolio, mid-cap stocks, the market leaders, made up more than a quarter of the fund s holdings. Investors gravitated to mid-cap stocks because of their attractive valuations compared to large-cap stocks and the appealing earnings prospects of mid-sized companies. We also took advantage of the market sell-off in the spring to buy the stocks of quality companies at reduced prices.

HOW WAS THE FUND POSITIONED AS OF JUNE 30?

At the end of the reporting period, the fund had 136 equity holdings. Technology stocks made up 45% of the portfolio. The fund s significant exposure to the technology sector was a result of our stock-selection process, which is based on earnings growth prospects, not macroeconomic predictions. We continued to find many companies with excellent earnings prospects in the technology sector. Moreover, we generally do not buy the stocks of companies that have no earnings.

     Industries within the technology sector that were prominently represented in the portfolio included computer software and services, communications equipment and semiconductors. These industries are benefiting from the steady sales of personal computers, the proliferation of new communications devices and the expansion of the Internet. We believe that the outlook is favorable for tech companies, which stand to benefit from global economic expansion, mergers and acquisitions and the growth of wireless communications and the Internet.

WHAT WERE A FEW OF THE TECH STOCKS IN THE PORTFOLIO AT THE END OF THE REPORTING PERIOD?

Corning, the fund s largest holding, is the inventor and one of the world s top manufacturers of fiber-optic cable.

VERITAS is the world s largest maker of storage-management software, which protects networks against data loss from crashes and errors, expedites data recovery and manages corporate storage.

                      AIM V.I. CAPITAL APPRECIATION FUND

                      SEMIANNUAL REPORT / MANAGERS OVERVIEW

PORTFOLIO COMPOSITION
As of 6/30/00, based on total net assets

TOP 10 EQUITY HOLDINGS
1.  Corning Inc.                                        3.10%

2.  VERITAS Software Corp.                              3.00

3.  JDS Uniphase Corp.                                  2.99

4.  ADC Telecommunications, Inc.                        2.61

5.  Analog Devices, Inc.                                1.81

6.  Scientific-Atlanta, Inc.                            1.77

7.  PMC-Sierra, Inc.-ADR (Canada)                       1.54

8.  Check Point Software Technologies,                  1.47
    Ltd.-ADR (Israel)

9.  Comverse Technology, Inc.                           1.29

10. Nortel Networks Corp.--                             1.26
    ADR (Canada)

TOP 10 INDUSTRIES
1.  Communications Equipment                          16.79%

2.  Electronics (Semiconductors)                      10.57

3.  Computers (Software & Services)                    8.94

4.  Oil & Gas (Drilling & Equipment)                   5.63

5.  Investment Banking/Brokerage                       3.85

6.  Broadcasting (Television, Radio & Cable)           3.30

7.  Telecommunications (Cellular/Wireless)             2.58

8.  Computers (Peripherals)                            2.32

9.  Electrical Equipment                               2.25

10. Computers (Networking)                             2.18


The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/00, including sales charges
Inception (5/5/93)                              21.98%
5 Years                                         22.36
1 Year                                          42.91

RESULTS OF A $10,000 INVESTMENT
FUND VS. INDEXES

5/5/93-6/30/00*

[CHART]

AIM V.I. CAPITAL APPRECIATION FUND      $41,416
RUSSELL MIDCAP INDEX                    $30,794
S&P 500 INDEX                           $38,261

* Index performance is from 4/30/93--6/30/00

Past performance cannot guarantee comparable future results. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

The performance figures shown here, which represent AIM V.I. Capital Appreciation Fund, are intended to reflect actual annuity values, and they do not reflect charges at the separate-account level which (if applied) would lower them. AIM V.I. Capital Appreciation Fund s performance figures are historical, and they reflect the reinvestment of distributions and the changes in net asset value. The fund s investment return and principal value will fluctuate, so an investor s shares, when redeemed, may be worth more or less than their original cost.

      Investing in small and mid-sized companies may involve greater risk and potential reward than investing in more established companies.

      The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.

      The unmanaged Lipper Multi-Cap Growth Fund Index represents an average of the performance of the 30 largest multi-cap growth mutual funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

      The unmanaged National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company stock universe. While it includes many small and mid-sized company stocks, large-capitalization techno-logy companies tend to dominate the index.

      The Russell Midcap Index represents the performance of the stocks of mid-capitalization companies.

      The unmanaged Standard & Poor s Composite Index of 500 Stocks (the S&P
500) represents the performance of the stock market.

      An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends.



JDS Uniphase is the world s leading supplier of parts for fiber-optic equipment.

Analog Devices is a leading maker of both analog and digital integrated circuits, which translate such phenomena as pressure, temperature and sound into digital signals.

ADC Telecommunications makes systems that speed up the rate at which voice, data and video signals are transmitted.

Scientific-Atlanta makes set-top boxes for receiving cable-television programming.

PMC-Sierra develops semiconductor components that improve Internet transmission.

WHAT OTHER STOCKS PERFORMED WELL FOR THE FUND?

Jones Pharma produces specialty drugs, including treatments for thyroid disorders.

Kohl s operates about 300 department stores, primarily targeting middle-income customers.

Cooper Cameron makes equipment for the oil and gas industry.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

The near-term outlook for stocks could depend to a large extent on the Fed s ability to bring the economy to a soft landing. With increasing evidence that economic growth could be slowing, the Fed may refrain from further interest-rate increases. Moreover, a presidential election is looming in the fall. To appear unbiased, the Fed has tended to leave interest rates unchanged in the months immediately preceding a presidential election. If Fed policy ultimately succeeds in slowing economic growth to a more sustainable rate and in keeping inflation at bay, it could prolong the current record economic expansion. Such an environment could help sustain corporate earnings growth and prove favorable for stocks.

      However, uncertainty over the Fed s actions and other factors could perpetuate the volatility that has characterized markets in recent months. In such an environment, investors would be well advised to take a long-term perspective on their investment.


                    AIM V. I . CAPITAL APPRECIATION FUND


SCHEDULE OF INVESTMENTS
JUNE 30, 2000
(UNAUDITED)
                                                                                         MARKET
                                                                   SHARES                VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS - 91.07%
AUTO PARTS & EQUIPMENT - 0.44%
Danaher Corp.                                                     132,500        $   6,550,469
----------------------------------------------------------------------------------------------

BANKS (MAJOR REGIONAL) - 0.84%
Northern Trust Corp.                                              122,600            7,976,662
State Street Corp.                                                 43,300            4,592,506
----------------------------------------------------------------------------------------------
                                                                                    12,569,168
----------------------------------------------------------------------------------------------

BANKS (MONEY CENTER) - 0.51%
J.P. Morgan & Co., Inc.                                            70,000            7,708,750
----------------------------------------------------------------------------------------------

BIOTECHNOLOGY- 1.49%
Amgen Inc.(a)                                                     107,500            7,551,875
Biogen, Inc.(a)                                                   230,000           14,835,000
----------------------------------------------------------------------------------------------
                                                                                    22,386,875
----------------------------------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 3.30%
AMFM Inc.(a)                                                      105,300            7,265,700
AT&T Corp. - Liberty Media Group - Class A(a)                     416,400           10,097,700
Cox Communications, Inc. - Class A (a)                            106,000            4,829,625
Hispanic Broadcasting Corp.(a)                                    220,000            7,287,500
Univision Communications, Inc. - Class A (a)                      105,500           10,919,250
Westwood One, Inc.(a)                                             271,900            9,278,587
----------------------------------------------------------------------------------------------
                                                                                    49,678,362
----------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 16.79%
ADC Telecommunications, Inc.(a)                                   468,400           39,287,050
Alcatel - ADR (France)                                            278,300           18,506,950
CIENA Corp.(a)                                                    107,100           17,852,231
Comverse Technology, Inc.(a)                                      208,200           19,362,600
Corning Inc.                                                      172,900           46,661,387
JDS Uniphase Corp.(a)(b)                                          374,700           44,917,162
Juniper Networks, Inc.(a)                                          66,200            9,636,237
Nokia Oyj - ADR (Finland)                                         212,800           10,626,700
Nortel Networks Corp. - ADR (Canada)                              277,000           18,905,250
Scientific-Atlanta, Inc.(b)                                       357,400           26,626,300
----------------------------------------------------------------------------------------------
                                                                                   252,381,867
----------------------------------------------------------------------------------------------

COMPUTERS (HARDWARE) - 0.88%
Comdisco, Inc.                                                      4,200               93,712
Dell Computer Corp.(a)                                             82,800            4,083,075
Sun Microsystems, Inc.(a)                                          99,400            9,039,187
----------------------------------------------------------------------------------------------
                                                                                    13,215,974
----------------------------------------------------------------------------------------------

COMPUTERS (NETWORKING) - 2.18%
Cisco Systems, Inc. (a)                                           138,800       $    8,822,475
Exodus Communications, Inc.(a)                                    220,000           10,133,750
VeriSign, Inc.(a)                                                  78,500           13,855,250
----------------------------------------------------------------------------------------------
                                                                                    32,811,475
----------------------------------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 2.32%
Brocade Communications Systems, Inc.(a)                            88,400           16,220,019
EMC Corp.(a)                                                      173,200           13,325,575
Network Appliance, Inc.(a)                                         66,300            5,337,150
----------------------------------------------------------------------------------------------
                                                                                    34,882,744
----------------------------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 8.94%
BEA Systems, Inc.(a)                                              145,800            7,207,987
Business Objects S.A. - ADR (France)(a)                            76,300            6,723,937
Check Point Software Technologies Ltd. - ADR
  (Israel)(a)                                                     104,100           22,043,175
Gemstar International Group Ltd.(a)                                68,200            4,191,103
i2 Technologies, Inc.(a)                                           52,855            5,510,960
Oracle Corp.(a)                                                   130,000           10,928,125
PeopleSoft, Inc.(a)                                               100,000            1,675,000
Portal Software, Inc.(a)                                          121,600            7,767,200
Rational Software Corp.(a)                                         49,700            4,618,994
Siebel Systems, Inc.(a)                                            86,900           14,213,581
VERITAS Software Corp.(a)                                         399,075           45,101,711
Yahoo! Inc.(a)                                                     35,900            4,447,112
----------------------------------------------------------------------------------------------
                                                                                   134,428,885
----------------------------------------------------------------------------------------------

CONSUMER FINANCE - 1.16%
Capital One Financial Corp.                                       135,100            6,028,837
Providian Financial Corp.                                         126,600           11,394,000
----------------------------------------------------------------------------------------------
                                                                                    17,422,837
----------------------------------------------------------------------------------------------

ELECTRIC COMPANIES - 0.23%
Montana Power Co. (The)                                           100,000            3,531,250
----------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 2.25%
American Power Conversion Corp.(a)(b)                             364,300           14,867,994
Sanmina Corp.(a)(b)                                               138,800           11,867,400
Vishay Intertechnology, Inc.(a)                                   186,600            7,079,137
----------------------------------------------------------------------------------------------
                                                                                    33,814,531
----------------------------------------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS) - 0.34%
Agilent Technologies, Inc.(a)                                      70,000            5,162,500
----------------------------------------------------------------------------------------------

ELECTRONICS (DEFENSE) - 1.16%
General Motors Corp. - Class H(a)                                 199,200           17,479,800
----------------------------------------------------------------------------------------------


                          AIM V.I. CAPITAL APPRECIATION FUND


                                                                                         MARKET
                                                                   SHARES                VALUE
ELECTRONICS (SEMICONDUCTORS) - 10.57%
Altera Corp.(a)                                                    69,400       $    7,074,462
Analog Devices, Inc.(a)                                           357,300           27,154,800
ASM Lithography Holding N.V. - ADR - New York
   Shares (Netherlands)(a)                                        110,000            4,853,750
Celestica Inc. - ADR (Canada)(a)                                  265,900           13,195,287
Cypress Semiconductor Corp.(a)                                     87,100            3,679,975
Intel Corp.                                                        53,000            7,085,438
Linear Technology Corp.                                           173,500           11,093,156
LSI Logic Corp.(a)                                                173,500            9,390,688
Maxim Integrated Products, Inc.(a)                                146,200            9,932,463
Microchip Technology Inc.(a)                                      132,500            7,720,195
PMC-Sierra, Inc. - ADR (Canada)(a)                                130,400           23,170,450
SDL, Inc.(a)                                                       47,500           13,546,406
Vitesse Semiconductor Corp. (a)                                   120,000            8,827,500
Xilinx, Inc.(a)                                                   147,300           12,161,456
----------------------------------------------------------------------------------------------
                                                                                   158,886,026
----------------------------------------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR) - 1.41%
Applied Materials, Inc.(a)                                         39,200            3,552,500
KLA-Tencor Corp.(a)                                               116,000            6,793,250
Novellus Systems, Inc.(a)                                          99,400            5,622,313
Teradyne, Inc.(a)(b)                                               70,600            5,189,100
----------------------------------------------------------------------------------------------
                                                                                    21,157,163
----------------------------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 0.53%
American Express Co.                                              152,500            7,949,063
----------------------------------------------------------------------------------------------

HEALTH CARE (DRUGS - GENERIC & OTHER) - 1.82%
Forest Laboratories, Inc.(a)                                       74,600            7,534,600
Jones Pharma Inc.                                                 384,275           15,346,983
Medicis Pharmaceutical Corp. - Class A(a)                          77,500            4,417,500
----------------------------------------------------------------------------------------------
                                                                                    27,299,083
----------------------------------------------------------------------------------------------

HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS) - 1.00%
Pfizer Inc.                                                       312,300           14,990,400
----------------------------------------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT) - 1.14%
HCA-Healthcare Corp. (The)                                        208,200            6,324,075
Health Management Associates, Inc. - Class A(a)                   565,200            7,382,925
Tenet Healthcare Corp.(a)                                         125,000            3,375,000
----------------------------------------------------------------------------------------------
                                                                                    17,082,000
----------------------------------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 2.05%
Biomet, Inc.                                                      137,000            5,265,938
Medtronic, Inc.                                                   240,000           11,955,000
PE Corp - PE Biosystems Group                                     205,700           13,550,488
----------------------------------------------------------------------------------------------
                                                                                    30,771,426
----------------------------------------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES) - 0.25%
Lincare Holdings, Inc.(a)                                         150,000            3,693,750
----------------------------------------------------------------------------------------------

INSURANCE (LIFE/HEALTH) - 0.63%
AFLAC, Inc.                                                       206,800       $    9,499,875
----------------------------------------------------------------------------------------------

INSURANCE BROKERS - 0.28%
Aon Corp.                                                         137,600            4,274,200
----------------------------------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 3.85%
Goldman Sachs Group, Inc. (The)                                   195,000           18,500,625
Merrill Lynch & Co., Inc.                                          60,700            6,980,500
Morgan Stanley Dean Witter & Co.                                  190,000           15,817,500
Schwab (Charles) Corp. (The)                                      494,450           16,625,881
----------------------------------------------------------------------------------------------
                                                                                    57,924,506
----------------------------------------------------------------------------------------------

INVESTMENT MANAGEMENT - 0.33%
Federated Investors, Inc. - Class B                               142,700            5,003,419
----------------------------------------------------------------------------------------------

LEISURE TIME (PRODUCTS) - 0.88%
Harley-Davidson, Inc.                                             344,300           13,255,550
----------------------------------------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 0.34%
Honeywell International                                           150,000            5,053,125
----------------------------------------------------------------------------------------------

MANUFACTURING (SPECIALIZED) - 0.50%
Millipore Corp.                                                   100,000            7,537,500
----------------------------------------------------------------------------------------------

NATURAL GAS - 0.39%
Enron Corp.(b)                                                     90,000            5,805,000
----------------------------------------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 5.63%
BJ Services Co.(a)(b)                                             142,300            8,893,750
Cooper Cameron Corp.(a)                                           165,000           10,890,000
ENSCO International Inc.                                          165,700            5,934,131
Grant Prideco, Inc.(a)                                            179,000            4,475,000
Nabors Industries, Inc.(a)                                        269,600           11,205,250
R&B Falcon Corp.(a)                                               409,400            9,646,488
Rowan Cos., Inc.(a)                                               216,200            6,567,075
Smith International, Inc.(a)                                      135,400            9,858,813
Transocean Sedco Forex Inc.                                       227,700           12,167,719
Weatherford International, Inc.(a)                                124,100            4,940,731
----------------------------------------------------------------------------------------------
                                                                                    84,578,957
----------------------------------------------------------------------------------------------

RAILROADS - 1.15%
Kansas City Southern Industries, Inc.                             195,000           17,294,057
----------------------------------------------------------------------------------------------

RESTAURANTS - 0.62%
Brinker International, Inc.(a)                                    195,100            5,706,675
Outback Steakhouse, Inc.(a)                                       124,000            3,627,000
----------------------------------------------------------------------------------------------
                                                                                     9,333,675
----------------------------------------------------------------------------------------------

RETAIL (BUILDING SUPPLIES) - 0.68%
Lowe's Cos., Inc.                                                 250,000           10,265,625
----------------------------------------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS) - 1.06%
Best Buy Co., Inc.(a)                                             104,200            6,590,650
CDW Computer Centers, Inc.(a)                                     149,700            9,356,250
----------------------------------------------------------------------------------------------
                                                                                    15,946,900
----------------------------------------------------------------------------------------------


                       AIM V.I. CAPITAL APPRECIATION FUND


                                                                                         MARKET
                                                                   SHARES                VALUE
RETAIL (DEPARTMENT STORES) - 1.03%
Kohl's Corp.(a)                                                   277,600        $  15,441,500
----------------------------------------------------------------------------------------------

RETAIL (DISCOUNTERS) - 1.00%
Dollar Tree Stores, Inc.(a)                                       179,962            7,119,747
Family Dollar Stores, Inc.                                        197,800            3,869,463
Ross Stores, Inc.                                                 236,400            4,033,575
----------------------------------------------------------------------------------------------
                                                                                    15,022,785
----------------------------------------------------------------------------------------------

RETAIL (SPECIALTY) - 1.58%
Bed Bath & Beyond, Inc.(a)                                        347,000           12,578,750
Staples, Inc.(a)                                                  270,080            4,152,480
Tiffany & Co.                                                      49,700            3,354,750
Zale Corp.(a)                                                      99,400            3,628,100
----------------------------------------------------------------------------------------------
                                                                                    23,714,080
----------------------------------------------------------------------------------------------

RETAIL (SPECIALTY - APPAREL) - 1.56%
Gap, Inc. (The)                                                   165,600            5,175,000
Intimate Brands, Inc.                                             198,800            3,926,300
Limited, Inc. (The)                                               257,800            5,574,925
Men's Wearhouse, Inc. (The)(a)                                    150,100            3,349,106
Talbots, Inc. (The)                                                99,400            5,460,788
----------------------------------------------------------------------------------------------
                                                                                    23,486,119
----------------------------------------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING) - 1.88%
Lamar Advertising Co.(a)                                          296,300           12,833,494
Omnicom Group Inc.                                                173,500           15,452,344
----------------------------------------------------------------------------------------------
                                                                                    28,285,838
----------------------------------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 0.37%
Ariba, Inc.(a)                                                     56,300            5,520,039
----------------------------------------------------------------------------------------------

SERVICES (DATA PROCESSING) - 1.68%
CSG Systems International, Inc.(a)                                 66,400            3,722,550
Fiserv, Inc.(a)                                                   281,775           12,186,769
Paychex, Inc.(b)                                                  222,218            9,333,156
----------------------------------------------------------------------------------------------
                                                                                    25,242,475
----------------------------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 2.58%
Crown Castle International Corp.(a)                               148,800        $   5,431,200
Level 3 Communications, Inc.(a)                                    72,500            6,380,000
Metromedia Fiber Network, Inc. - Class A(a)                       277,600           11,017,250
VoiceStream Wireless Corp.(a)                                      62,200            7,233,666
Western Wireless Corp. - Class A(a)                               159,700            8,703,650
----------------------------------------------------------------------------------------------
                                                                                    38,765,766
----------------------------------------------------------------------------------------------

TELEPHONE - 1.41%
Broadwing Inc.(a)                                                 198,800            5,156,375
NTL Inc.(a)                                                        99,400            5,951,575
Qwest Communications International Inc.(a)                        203,400           10,106,438
----------------------------------------------------------------------------------------------
                                                                                    21,214,388
----------------------------------------------------------------------------------------------

TEXTILES (APPAREL) - 0.04%
Jones Apparel Group, Inc.(a)                                       22,900              538,150
----------------------------------------------------------------------------------------------

   Total Common Stocks & Other Equity
     Interests (Cost $847,097,651)                                               1,368,857,927
----------------------------------------------------------------------------------------------

MONEY MARKET FUNDS - 7.66%
STIC Liquid Assets Portfolio(c)                                57,623,628           57,623,628
STIC Prime Portfolio(c)                                        57,623,628           57,623,628
----------------------------------------------------------------------------------------------

   Total Money Market Funds
     (Cost $115,247,256)                                                           115,247,256
----------------------------------------------------------------------------------------------

TOTAL INVESTMENTS - 98.73%
  (Cost $962,344,907)                                                            1,484,105,183
----------------------------------------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES - 1.27%                                               19,024,422
----------------------------------------------------------------------------------------------

NET ASSETS - 100.00%                                                            $1,503,129,605
==============================================================================================

Investment Abbreviations:

ADR - American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 7.
(c) The money market fund has the same investment advisor as the Fund.


See Notes to Financial Statements.


                     AIM V.I. CAPITAL APPRECIATION FUND


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000
(UNAUDITED)

ASSETS:
Investments, at market value (cost $962,344,907)                               $1,484,105,183
Receivables for:
  Investments sold                                                                 22,654,382
  Fund shares sold                                                                  1,814,123
  Dividends and interest                                                              713,991
Investment for deferred compensation plan                                              35,519
Other assets                                                                           15,276
---------------------------------------------------------------------------------------------
  Total assets                                                                  1,509,338,474
---------------------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Investments purchased                                                             1,707,302
  Fund shares reacquired                                                              579,043
  Options written (premiums received $1,840,730)                                    2,429,631
  Deferred compensation plan                                                           35,519
Accrued advisory fees                                                                 733,965
Accrued administrative services fees                                                  720,718
Accrued trustees' fees                                                                  2,691
---------------------------------------------------------------------------------------------
  Total liabilities                                                                 6,208,869
---------------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                                    $1,503,129,605
=============================================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:
  Outstanding                                                                      39,031,436
---------------------------------------------------------------------------------------------

Net asset value, offering and redemption price per share                       $        38.51
=============================================================================================

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000
(UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax $19,435)                                $   3,487,058
Interest                                                                                 63,534
-----------------------------------------------------------------------------------------------
    Total investment income                                                           3,550,592
-----------------------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                                         4,022,439
Administrative services fee                                                             978,279
Custodian fees                                                                           70,913
Trustees' fees                                                                            5,780
Other                                                                                   152,901
-----------------------------------------------------------------------------------------------
    Total expenses                                                                    5,230,312
-----------------------------------------------------------------------------------------------
Less: Expenses paid indirectly                                                           (6,275)
-----------------------------------------------------------------------------------------------
    Net expenses                                                                      5,224,037
-----------------------------------------------------------------------------------------------
Net investment income (loss)                                                         (1,673,445)
-----------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS
Net realized gain from:
   Investment securities                                                             67,228,582
   Option contracts written                                                           3,379,266
-----------------------------------------------------------------------------------------------
                                                                                     70,607,848
-----------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
   Investment securities                                                             30,561,858
   Foreign currencies                                                                       (23)
   Option contracts written                                                           (145,162)
-----------------------------------------------------------------------------------------------
                                                                                     30,416,673
-----------------------------------------------------------------------------------------------
Net gain on investment securities, foreign currencies and
  option contracts                                                                  101,024,521
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                              $  99,351,076
===============================================================================================


See Notes to Financial Statements.

                    AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2000 AND THE YEAR ENDED DECEMBER 31, 1999 (UNAUDITED)

                                                                                               JUNE 30,             DECEMBER 31,
                                                                                                 2000                   1999
                                                                                           --------------         --------------
OPERATIONS:
   Net investment income (loss)                                                            $   (1,673,445)        $     (442,132)
--------------------------------------------------------------------------------------------------------------------------------
   Net realized gain from investment securities,
      foreign currencies and option contracts                                                  70,607,848             41,929,457
--------------------------------------------------------------------------------------------------------------------------------
   Change in net unrealized appreciation of investment securities,
      foreign currencies and option contracts                                                  30,416,673            297,348,409
--------------------------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations                                     99,351,076            338,835,734
--------------------------------------------------------------------------------------------------------------------------------
   Distributions to shareholders from net investment income                                            --               (738,724)
--------------------------------------------------------------------------------------------------------------------------------
   Distributions to shareholders from net realized gains                                               --            (23,048,204)
--------------------------------------------------------------------------------------------------------------------------------
   Share transactions - net                                                                   272,561,069            168,920,651
--------------------------------------------------------------------------------------------------------------------------------
      Net increase in net assets                                                              371,912,145            483,969,457
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                                                      1,131,217,460            647,248,003
--------------------------------------------------------------------------------------------------------------------------------
   End of period                                                                           $1,503,129,605         $1,131,217,460
================================================================================================================================
NET ASSETS CONSIST OF:
   Shares of beneficial interest                                                           $  872,548,982         $  599,987,913
--------------------------------------------------------------------------------------------------------------------------------
   Undistributed net investment income (loss)                                                  (1,721,222)               (47,777)
--------------------------------------------------------------------------------------------------------------------------------
   Undistributed net realized gain from investment securities,
      foreign currencies and option contracts                                                 111,130,534             40,522,686
--------------------------------------------------------------------------------------------------------------------------------
   Unrealized appreciation of investment securities,
      foreign currencies and option contracts                                                 521,171,311            490,754,638
--------------------------------------------------------------------------------------------------------------------------------
                                                                                           $1,503,129,605         $1,131,217,460
================================================================================================================================

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2000
(UNAUDITED)


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Capital Appreciation Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to the Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust.
Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is growth of capital.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

                    AIM V.I. CAPITAL APPRECIATION FUND

      Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

      A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered intoa master investment advisory agreement with AIM Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.

   Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the six months ended
June 30, 2000, the Fund paid AIM $978,279 of which AIM retained $62,709 for accounting services provided.

   The Trust has entered into a master distribution agreement with AIM Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.

   Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.

   During the six months ended June 30, 2000, the Fund paid legal fees of $2,589 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES

For the six months ended June 30, 2000, the Fund received reductions in custodian fees of $6,275 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $6,275.

NOTE 4 - TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A.. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.



                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 6 - INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2000 was $885,157,844 and $681,519,065, respectively.

   The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2000 is as follows:

Aggregate unrealized appreciation of investment securities                                                          $539,985,074
---------------------------------------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                                                         (18,808,708)
---------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investment securities                                                                $521,176,366
=================================================================================================================================

Cost of investments for tax purposes is $962,928,817.

NOTE 7 - CALL OPTION CONTRACTS

Transactions in call options written during the six months ended June 30, 2000 are summarized as follows:
                                                                                                   CALL OPTION CONTRACTS
                                                                                              -------------------------------
                                                                                              NUMBER OF            PREMIUMS
                                                                                              CONTRACTS            RECEIVED
                                                                                              ---------           -----------
Beginning of period                                                                                145            $    59,230
-----------------------------------------------------------------------------------------------------------------------------
Written                                                                                         14,489              7,253,020
-----------------------------------------------------------------------------------------------------------------------------
Closed                                                                                          (8,696)            (5,264,617)
-----------------------------------------------------------------------------------------------------------------------------
Exercised                                                                                          (95)               (18,199)
-----------------------------------------------------------------------------------------------------------------------------
Expired                                                                                           (424)              (188,704)
-----------------------------------------------------------------------------------------------------------------------------
End of period                                                                                    5,419            $ 1,840,730
=============================================================================================================================

Open call option contracts written as of June 30, 2000 were as follows:
                                                                                                   JUNE 30,
                                                                                                     2000           UNREALIZED
                                             CONTRACT      STRIKE    NUMBER OF      PREMIUMS        MARKET         APPRECIATION
ISSUE                                         MONTH        PRICE     CONTRACTS      RECEIVED         VALUE        (DEPRECIATION)
-----                                        --------      ------    ---------      ---------      ---------      --------------
American Power Conversion Corp.               Jul-00         $40        1,390      $  325,944      $  338,812        $  (12,868)
--------------------------------------------------------------------------------------------------------------------------------
BJ Services Co.                               Aug-00          75          156          61,958          28,275            33,683
--------------------------------------------------------------------------------------------------------------------------------
Enron Corp.                                   Aug-00          75          350         114,537          35,000            79,537
--------------------------------------------------------------------------------------------------------------------------------
JDS Uniphase Corp.                            Aug-00         170          749         230,654         121,712           108,942
--------------------------------------------------------------------------------------------------------------------------------
Paychex, Inc.                                 Aug-00          40        1,111         232,747         451,344          (218,597)
--------------------------------------------------------------------------------------------------------------------------------
Sanmina Corp.                                 Jul-00          80          265         121,114         218,625           (97,511)
--------------------------------------------------------------------------------------------------------------------------------
Scientific-Atlanta, Inc.                      Jul-00          60          692         298,654       1,072,600          (773,946)
--------------------------------------------------------------------------------------------------------------------------------
Teradyne, Inc.                                Jul-00          85          706         455,122         163,263           291,859
--------------------------------------------------------------------------------------------------------------------------------
                                                                        5,419      $1,840,730      $2,429,631         $(588,901)
=================================================================================================================================

NOTE 8 - SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2000 and the year ended December 31, 1999 were as follows:

                                                                     JUNE 30, 2000                       DECEMBER 31, 1999
                                                             -------------------------------      ------------------------------
                                                               SHARES              AMOUNT           SHARES            AMOUNT
                                                             ----------         ------------      ----------       -------------
Sold                                                          9,069,657         $340,915,246      10,987,866       $ 295,821,855
--------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                                  --                   --         746,374          23,786,928
--------------------------------------------------------------------------------------------------------------------------------
Issued in connection with acquisitions *                             --                   --       1,111,610          29,381,435
--------------------------------------------------------------------------------------------------------------------------------
Reacquired                                                   (1,831,883)         (68,354,177)     (6,741,717)       (180,069,567)
--------------------------------------------------------------------------------------------------------------------------------
                                                              7,237,774         $272,561,069       6,104,133       $ 168,920,651
================================================================================================================================

 * As of the close of business on October 15, 1999, the Fund acquired all the net assets GT Global Variable America Fund ("Variable America Fund") pursuant to a plan of reorganization approved by Variable America Fund's shareholders on August 25, 1999. The acquisition was accomplished by a tax-free exchange of 1,111,610 shares of the Fund for 1,874,912 shares of Variable America Fund as of the close of business on October 15, 1999. Variable America Fund's net assets at that date were $29,381,435, including $3,238,580 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $757,029,224.

                      AIM V.I. CAPITAL APPRECIATION FUND

NOTE 9 - FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.


                                                                                                       ELEVEN
                                           SIX MONTHS                                                  MONTHS
                                             ENDED                 YEAR ENDED DECEMBER 31,              ENDED        YEAR ENDED
                                            JUNE 30,     ------------------------------------------  DECEMBER 31,    JANUARY 31,
                                             2000           1999        1998        1997      1996       1995           1995
                                          ----------     ----------   --------   --------   -------  ------------    -----------
Net asset value, beginning of period      $    35.58     $    25.20   $  21.75   $  19.43   $ 16.55      $  12.05       $ 12.58
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (0.04)         (0.02)      0.02       0.03      0.02          0.04          0.05
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)              2.97          11.17       4.12       2.58      2.89          4.46         (0.54)
-------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations            2.93          11.15       4.14       2.61      2.91          4.50         (0.49)
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income            --          (0.02)     (0.04)     (0.02)    (0.03)           --         (0.04)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains           --          (0.75)     (0.65)     (0.27)       --            --           --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                               --          (0.77)     (0.69)     (0.29)    (0.03)           --         (0.04)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $    38.51     $    35.58   $  25.20   $  21.75   $ 19.43      $  16.55       $ 12.05
===============================================================================================================================

Total return(a)                                 8.24%         44.61%     19.30%     13.51%    17.58%        37.38%        (3.91)%
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period
(000s omitted)                            $1,503,130     $1,131,217   $647,248   $522,642  $370,063      $212,152       $88,177
===============================================================================================================================
Ratio of expenses toaverage net assets          0.79%(b)       0.73%      0.67%      0.68%     0.73%         0.75%(c)      0.84%
===============================================================================================================================
Ratio of net investment income
(loss) to average net assets                   (0.25)%(b)     (0.06)%     0.11%      0.18%     0.18%         0.39%(c)      0.46%
===============================================================================================================================
Portfolio turnover rate                           55%            65%        83%        65%       59%           37%           81%
===============================================================================================================================

(a) Total returns are not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $1,325,972,731.
(c) Annualized.











                    AIM V.I. CAPITAL APPRECIATION FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Capital Appreciation Fund (the "Fund"), a portfolio of AIM Variable Insurance Funds, Inc. (the "Company"), reorganized as AIM Variable Insurance Funds, a Delaware business trust (the "Trust"), was held on April 10, 2000. The meeting was held for the following purposes:

(1)* To elect ten directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert
     H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provided for the reorganization of the company as a Delaware business trust.

(3)  To approve a new Master Investment Advisory Agreement with AIM Advisors,
     Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund and making it non-fundamental.

(6) To ratify the selection of Tait, Weller & Baker as independent accountants of the Fund for the fiscal year ending in 2000.

The results of the proxy solicitation on the above matters were as follows:

                                                                                             VOTES          VOTES      WITHHELD/
         DIRECTORS/MATTER                                                                     FOR          AGAINST    ABSTENTIONS
         ----------------                                                                 -----------    ----------   -----------
(1)*     Charles  T. Bauer .............................................................  336,558,177        N/A       9,129,703
         Bruce L.  Crockett ............................................................  337,513,648        N/A       8,174,232
         Owen  Daly II .................................................................  336,754,219        N/A       8,933,661
         Edward K.  Dunn,  Jr. .........................................................  337,481,093        N/A       8,206,787
         Jack M.  Fields ...............................................................  337,574,973        N/A       8,112,907
         Carl  Frischling ..............................................................  337,177,860        N/A       8,510,020
         Robert H. Graham ..............................................................  337,319,248        N/A       8,368,632
         Prema  Mathai-Davis ...........................................................  337,262,043        N/A       8,425,837
         Lewis F. Pennock ..............................................................  337,440,897        N/A       8,246,983
         Louis S. Sklar ................................................................  337,447,894        N/A       8,239,986
(2)*     Approval of an Agreement and Plan of Reorganization
         which provided for the reorganization of AIM
         Variable  Insurance Funds,  Inc. as a Delaware business trust .................  318,213,444      8,412,798  19,061,638
(3)      Approval of a new Investment  Advisory  Agreement .............................   29,415,853        938,350   2,096,262
(4)(a)   Change to Fundamental  Restriction on Issuer  Diversification .................   28,614,744      1,413,249   2,422,472
(4)(b)   Change to Fundamental Restriction on
         Borrowing Money and Issuing Senior Securities .................................   28,223,383      1,648,628   2,578,454
(4)(c)   Change to Fundamental  Restriction on Underwriting Securities .................   28,844,720      1,272,527   2,333,218
(4)(d)   Change to Fundamental  Restriction on Industry  Concentration .................   28,834,951      1,292,286   2,323,228
(4)(e)   Change to Fundamental  Restriction on Purchasing or Selling Real Estate .......   28,698,955      1,482,688   2,268,822
(4)(f)   Change to Fundamental  Restriction on Purchasing or Selling Commodities .......   28,505,921      1,689,391   2,255,153
(4)(g)   Change to  Fundamental  Restriction on Making Loans ...........................   28,370,569      1,739,600   2,340,296
(4)(h)   Elimination of Fundamental  Restriction on
         Investing for the Purpose of Control ..........................................   28,259,990      1,535,516   2,654,959
(5)      Approval of changing the Investment  Objective and Making
         it Non-Fundamental ............................................................   28,050,345      1,720,172   2,679,948
(6)      Ratification of the selection of Tait, Weller & Baker as Independent
         Accountants of the Fund .......................................................   30,050,872      471,598     1,927,995

-----------
* Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds, Inc.






                    AIM V.I. CAPITAL APPRECIATION FUND

[GRAPHIC]
TRUSTEES, OFFICERS,  BOARD OF TRUSTEES                          OFFICERS                       OFFICE OF THE FUND
AND OTHER SERVICE
PROVIDERS OF AIM     Charles T. Bauer                           Charles T. Bauer               11 Greenway Plaza
VARIABLE INSURANCE   Director and Chairman                      Chairman                       Suite 100
FUNDS, INC.          A I M Management Group Inc.                                               Houston, TX 77046
                                                                Robert H. Graham               (800) 347-1919
                     Bruce L. Crockett                          President
                     Director                                                                  INVESTMENT ADVISOR
                     ACE Limited;                               Carol F. Relihan
                     Formerly Director, President, and          Senior Vice President and      A I M Advisors, Inc.
                     Chief Executive Officer                    Secretary                      11 Greenway Plaza
                     COMSAT Corporation                                                        Suite 100
                                                                Gary T. Crum                   Houston, TX 77046
                     Owen Daly II                               Senior Vice President
                     Formerly Director                                                         TRANSFER AGENT AND CUSTODIAN
                     Cortland Trust Inc.                        Dana R. Sutton
                                                                Vice President and             State Street Bank and Trust Company
                     Edward K. Dunn Jr.                         Treasurer                      225 Franklin Street
                     Chairman, Mercantile Mortgage Corp.;                                      Boston, MA 02110
                     Formerly Vice Chairman, President          Robert G. Alley
                     and Chief Operating Officer,               Vice President                 COUNSEL TO THE FUNDS
                     Mercantile-Safe Deposit & Trust Co.; and
                     President, Mercantile Bankshares           Stuart W. Coco                 Freedman, Levy, Kroll &
                                                                Vice President                 Simonds
                     JackFields                                                                1050 Conn. Avenue, N.W.
                     Chief Executive Officer                    Melville B. Cox                Washington, D.C. 20036
                     Texana Global Inc. and Twenty First        Vice President
                     Century Group, Inc.;                                                      COUNSEL TO THE TRUSTEES
                     Formerly, Member of the                    Karen Dunn Kelley
                     U.S. House of Representatives              Vice President                 Kramer, Levin, Naftalis & Frankel LLP
                                                                                               919 Third Avenue
                     Carl Frischling                            Edgar M. Larsen                New York, NY 10022
                     Partner                                    Vice President
                     Kramer, Levin, Naftalis & Frankel LLP                                     DISTRIBUTOR
                                                                Mary J. Benson
                     Robert H. Graham                           Assistant Vice President and   A I M Distributors, Inc.
                     Director, President and Chief Executive    Assistant Treasurer            11 Greenway Plaza
                     Officer                                                                   Suite 100
                     A I M Management Group Inc.                Sheri Morris                   Houston, TX 77046
                                                                Assistant Vice President and
                     Prema Mathai-Davis                         Assistant Treasurer
                     Formerly, Chief Executive Officer, YWCA of
                     the U.S.A.                                 Renee A. Friedli
                                                                Assistant Secretary
                     Lewis F. Pennock
                     Attorney                                   P. Michelle Grace
                                                                Assistant Secretary
                     Louis S. Sklar
                     Executive Vice President, Development and  Nancy L. Martin
                     Operations,                                Assistant Secretary
                     Hines Interests
                     Limited Partnership                        Ofelia M. Mayo
                                                                Assistant Secretary

                                                                Lisa A. Moss
                                                                Assistant Secretary

                                                                Kathleen J. Pflueger
                                                                Assistant Secretary

                                                                Samuel D. Sirko
                                                                Assistant Secretary

                   SEMIANNUAL REPORT / JUNE 30 2000



                        AIM V.I. HIGH YIELD FUND


             AIM V.I.  HIGH YIELD FUND SEEKS A HIGH LEVEL OF CURRENT

             INCOME BY INVESTING PRIMARILY IN PUBLICLY TRADED DEBT

             SECURITIES OF LESS THAN INVESTMENT GRADE, I.E.,

             "JUNK BONDS."


                                 [LOGO]

                  SEMIANNUAL REPORT / MANAGERS' OVERVIEW


AIM V.I. HIGH YIELD FUND

BOND MARKET CONTINUES TO STRUGGLE

THUS FAR, 2000 HAS BEEN ANOTHER CHALLENGING YEAR FOR CORPORATE BONDS. HOW DID AIM V.I. HIGH YIELD FUND PERFORM?

Stock-market volatility, rising interest rates and large cash outflows from high-yield mutual funds weighed heavily on the high-yield bond sector. AIM V.I. High Yield Fund was not immune to this trend. For the six months ended June 30, 2000, the fund posted a return of -3.21%. While the high-yield market struggled through much of the reporting period, the six-month return belies an improving high-yield picture as the fund posted a return of 2.46% for June.

WHAT CONDITIONS INFLUENCED FIXED-INCOME MARKETS FOR THE FIRST HALF OF 2000?

A tight labor market, signs of rising inflation and persistently robust growth led the Federal Reserve Board (the Fed) to raise interest rates three times in the first two quarters of this year. The Fed hiked interest rates twice in the first quarter for a total increase of 50 basis points (a basis point is one one-hundredth of a percentage point) and raised rates another 50 basis points again in May. The May

FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/00
----------------------------------------------
Inception (5/1/98)                      -0.54%
----------------------------------------------
1 year                                   0.81


Past performance cannot guarantee comparable future results. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


IN JUNE, THE CORPORATE BOND SECTOR RECORDED ONE
OF THE BEST RETURNS OF ANY FIXED-INCOME SECTOR,
UP MORE THAN 2% FOR THE MONTH.
------------------------------------------------

increase was the sixth since last summer and the largest in more than five years. Market observers, however, blew a collective sigh of relief when the Fed, seeing signs that the economy was slowing, decided not to raise interest rates again in June.

HOW DID FIXED-INCOME MARKETS REACT TO RISING INTEREST-RATE CONDITIONS?

U.S. Treasury issues handily outpaced corporate issues (particularly high-yield bonds) on a total-return basis during the first quarter of the year and for the reporting period. The 30-year Treasury bond in particular had a stellar first quarter, providing one of the strongest total returns of any security.

    Beyond investor flight from a volatile stock market, the government bond market was buoyed by a unique situation. In January, the Treasury announced its intention to buy back $30 billion in Treasury securities and perhaps to cease issuing 30-year Treasury bonds in the not-too-distant future. This (among other factors) literally turned the Treasury market upside-down, or in bond parlance, inverted the Treasury yield curve. The yield curve--a graph of Treasury security yields from three months to 30 years--under normal conditions slopes upward, with short-term yields lower than longer-term yields. With an inverted curve, however, short-term Treasuries actually yield more than longer-term ones.

    While the Treasury market rallied, corporate bonds struggled at the beginning of the year but returned to life near the end of the reporting period. In June, the corporate bond sector recorded one of the best returns of any fixed-income sector, up more than 2% for the month.

HOW DID HIGH-YIELD BONDS FARE IN THIS DIFFICULT MARKET?

Until nearly June, the high-yield bond market suffered from what could be considered a difficult technical situation--more cash outflows than inflows and poor liquidity. In fact, cash outflows from high-yield mutual funds thus far this year have been higher than all cash inflows into high-yield funds for all 1999. Fortunately, a reversal of this trend began in June, as cash inflows started averaging $145 million per week.

    More outflows than inflows into a market is significant, as it means you have more sellers than buyers. In most cases, this does not mean there is a fundamental problem with the company issuing the debt. But when a market experiences more sellers than buyers, securities' prices generally go down. In the high-yield market, for instance, to get new issues into the market, they must be priced attractively. This effectively reprices the rest of the market, sending existing bond prices down and pushing their yields up.

    And yields on high-yield bonds were at some of their highest levels in years during the first half of 2000, yielding over 13% in May. One has to go back to the 1990-91 period to find higher yields. Spreads (the difference between yields on high-yield bonds and comparable maturity Treasuries) were also wide at well over 600 basis points. Once again, that's probably not due to credit-quality concerns as much


                         AIM V.I. HIGH YIELD FUND

                   SEMIANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION
As of 6/30/00, based on total net assets

TOP 10 HOLDINGS
---------------------------------------------------
1.  Winslow Furniture, Inc.--Series B         3.50%

2.  Tele1 Europe B.V. (Netherlands)           3.48

3.  Alamosa PCS Holdings, Inc.                3.43

4.  KMC Telecom Holdings, Inc.                3.05

5.  Primus Telecom Group, Inc.                2.77

6.  Equinix, Inc.                             2.24

7.  PTC International Finance II S.A.
     (Luxembourg)                             2.11

8.  Destia Communications, Inc.               2.00

9.  D J Orthopedics LLC                       1.98

10. Ono Finance PLC
    (United Kingdom)                          1.87

TOP 10 INDUSTRIES
---------------------------------------------------
1.  Telephone                                14.97%

2.  Telecommunications (Long Distance)       13.22

3.  Telecommunications
     (Cellular/Wireless)                     11.74

4.  Broadcasting (Television, Radio & Cable)  6.26

5.  Gaming, Lottery, & Parimutuel Cos         4.00

6.  Manufacturing (Specialized)               3.98

7.  Household Furniture & Appliances          3.54

8.  Financial (Diversified)                   3.09

9.  Health Care (Drugs--Generic)              2.73

10. Computers (Peripherals)                   2.24


            [CHART]

OTHER                       7.43%
EQUITIES                    2.85%
FOREIGN HIGH YIELD BONDS    2.70%
DOMESTIC HIGH YIELD-BONDS  87.02%


The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.


as to comparatively rich prices in the Treasury market and rather low demand for corporate bonds. But as investors return to the high-yield market, those spreads have narrowed a bit.

HOW DID YOU MANAGE THE FUND?

The fund's relatively small size worked to its advantage as we were able to pursue some attractive yield opportunities.

     The single-B and CCC sectors of the high-yield market underperformed for much of the year. With the majority of fund assets in single-B credits and a number of holdings in the CCC sector, the fund suffered a bit. Overall, the fund has an average credit quality of B, as measured by Standard & Poor's, a widely known credit-rating agency.

WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?

The near-term outlook for the fixed-income investor depends largely on what the economy does in coming months. Has the Fed with its string of rate hikes orchestrated the proverbial "soft landing"?

     A string of recent statistical releases suggests that the pace of economic activity is indeed slowing. If this continues, and if the Fed does not feel the need to raise rates again in August, that could bring about a recovery in the bond market.

     For the high-yield investor, June provided a reversal of sorts. Attractive yields enticed investors back into the high-yield sector. Although the past year has been challenging for the high-yield market, increased demand is encouraging. Although we cannot predict to what extent or for how long these increased cash inflows will continue, we believe that high-yield bonds remain an attractive option for investors looking for high income with some potential appreciation.

-----------------------------------

     The performance figures shown here, which represent AIM V.I. High Yield Fund, are not intended to reflect actual annuity values, and they do not reflect changes at the separate-account level which (if applied) would lower them. AIM V.I. High Yield Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
     Government securities (such as U.S. Treasury bills, notes and bonds) offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions. The fund invests in higher-yielding, lower-rated corporate bonds, commonly known as junk bonds. These bonds have a greater risk of price fluctuation and loss of principal than do U.S. government securities (such as U.S. Treasury bills, notes and bonds) for which the government guarantees the repayment of principal and interest if held to maturity.
     An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends.

                         AIM V.I. HIGH YIELD FUND


SCHEDULE OF INVESTMENTS
JUNE 30, 2000
(UNAUDITED)

                                                              PRINCIPAL              MARKET
                                                                AMOUNT               VALUE
U.S. DOLLAR DENOMINATED BONDS & NOTES -
  89.70%
AEROSPACE/DEFENSE - 1.01%
Precision Partners, Inc., Sr. Unsec. Sub. Notes,
  12.00%, 03/15/09                                           $   500,000       $    292,500
-------------------------------------------------------------------------------------------

AIR FREIGHT - 0.66%
Atlas Air, Inc., Sr. Unsec. Notes, 10.75%, 08/01/05              185,000            190,550
-------------------------------------------------------------------------------------------

AIRLINES - 1.33%
Amtran, Inc., Sr. Unsec. Gtd. Notes,
  10.50%, 08/01/04                                               205,000            189,113
Dunlop Standard Aerospace Holdings PLC (United
  Kingdom), Sr. Unsec. Yankee Sub. Notes,
  11.88%, 05/15/09                                               200,000            197,000
-------------------------------------------------------------------------------------------
                                                                                    386,113
-------------------------------------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.77%
Exide Corp., Sr. Notes, 10.00%, 04/15/05                         250,000            225,000
-------------------------------------------------------------------------------------------

BROADCASTING
  (TELEVISION, RADIO & CABLE) - 6.26%
Adelphia Communications Corp., Sr. Unsec. Notes,
  9.38%, 11/15/09                                                500,000            462,500
Charter Communications Holdings LLC,
  Sr. Unsec. Notes, 10.25%, 01/15/10                             400,000            390,000
  Sr. Unsec. Disc. Notes, 9.92%, 04/01/11(a)                     350,000            200,375
Fox Family Worldwide, Inc., Sr. Unsec. Disc. Notes,
  10.25%, 11/01/07(a)                                            250,000            156,250
Knology Holdings, Inc., Sr. Disc. Notes,
  11.88%, 10/15/07(a)                                            250,000            135,625
United Pan-Europe Communications N.V.
  (Netherlands) - Series B, Sr. Unsec. Disc. Yankee
  Notes, 13.38%, 02/01/10(a)                                   1,000,000            475,000
-------------------------------------------------------------------------------------------
                                                                                  1,819,750
-------------------------------------------------------------------------------------------

BUILDING MATERIALS - 1.63%
Blount Inc., Sr. Unsec. Gtd. Sub. Notes,
  13.00%, 08/01/09                                               250,000            256,250
Dayton Superior Corp., Sr. Sub. Notes,
  13.00%, 06/15/09 (Acquired 06/09/00;
  Cost $214,364)(b)(c)                                           220,000            218,350
-------------------------------------------------------------------------------------------
                                                                                    474,600
-------------------------------------------------------------------------------------------

CHEMICALS (DIVERSIFIED) - 1.57%
Avecia Group PLC (United Kingdom), Sr. Unsec. Gtd.
  Yankee Notes, 11.00%, 07/01/09                                 200,000            197,000
Sterling Chemicals, Inc. - Series B, Sr. Gtd. Sec. Sub.
  Notes, 12.38%, 07/15/06                                        250,000            258,750
-------------------------------------------------------------------------------------------
                                                                                    455,750
-------------------------------------------------------------------------------------------

COMPUTERS (NETWORKING) - 0.51%
Convergent Communications - Series B, Sr. Unsec.
  Notes, 13.00%, 04/01/08                                        210,000            147,525
-------------------------------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 2.24%
Equinix Inc., Sr. Notes, 13.00%, 12/01/07(b)(d)                $ 630,000   $        650,475
-------------------------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 1.65%
Globix Corp., Sr. Unsec. Notes, 12.50%, 02/01/10                 580,000            479,950
-------------------------------------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS) - 1.49%
Cherokee International LCC - Series B, Sr. Unsec.
  Sub. Notes, 10.50%, 05/01/09                                   500,000            432,500
-------------------------------------------------------------------------------------------

ENGINEERING & CONSTRUCTION - 0.86%
Morrison Knudsen Corp., Sr. Notes,
  11.00%, 07/01/10 (Acquired 06/28/00;
  Cost $248,155)(c)                                              250,000            249,375
-------------------------------------------------------------------------------------------

ENTERTAINMENT - 0.48%
Callahan Nordrhein Westfalen (Denmark), Sr. Yankee
  Notes, 14.00%, 07/15/10 (Acquired 06/29/00;
  Cost $140,000)(c)                                              140,000            140,175
-------------------------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 2.81%
Madison River Capital, Sr. Notes,
  13.25%, 03/01/10(d)                                            300,000            274,500
ONO Finance PLC (United Kingdom), Sr. Gtd. Sub.
  Euro Notes, 13.00%, 05/01/09                                   550,000            541,750
-------------------------------------------------------------------------------------------
                                                                                    816,250
-------------------------------------------------------------------------------------------

GAMING, LOTTERY &
PARIMUTUEL COMPANIES - 4.00%
MGM Grand, Inc., Sr. Unsec. Gtd. Sub. Notes,
  9.75%, 06/01/07                                                250,000            255,000
Resort at Summerlin LP - Series B, Sr. Unsec. Sub.
  Notes, 13.00%, 12/15/07                                        608,000            398,240
Venetian Casino Resort LLC, Sec. Gtd. Mortgage
  Notes, 12.25%, 11/15/04                                        500,000            507,500
-------------------------------------------------------------------------------------------
                                                                                  1,160,740
-------------------------------------------------------------------------------------------

HEALTH CARE (DRUGS - GENERIC & OTHER) - 2.73%
King Pharmaceuticals, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.75%, 02/15/09                                        270,000            280,800
Warner Chilcott, Inc., Sr. Unsec. Gtd. Notes,
  12.63%, 02/15/08(d)                                            500,000            512,500
-------------------------------------------------------------------------------------------
                                                                                    793,300
-------------------------------------------------------------------------------------------

HEALTH CARE
  (MEDICAL PRODUCTS & SUPPLIES) - 1.98%
DJ Orthopedics, LLC, Sr. Unsec. Gtd. Sub. Notes,
  12.63%, 06/15/09                                               600,000            574,500
-------------------------------------------------------------------------------------------

HOMEBUILDING - 0.76%
Lennar Corp., Sr. Notes, 9.95%, 05/01/10(d)                      225,000            221,625
-------------------------------------------------------------------------------------------

HOUSEHOLD FURNISHING & APPLIANCES - 3.50%
Winsloew Furniture, Inc. - Series B, Sr. Gtd. Sub.
  Notes, 12.75%, 08/15/07                                      1,100,000          1,017,500
-------------------------------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND


                                                             PRINCIPAL              MARKET
                                                                AMOUNT               VALUE
LEISURE TIME (PRODUCTS) - 1.86%
Marvel Enterprises, Inc., Sr. Unsec. Gtd. Sub. Notes,
  12.00%, 06/15/09                                             $ 700,000      $      540,750
--------------------------------------------------------------------------------------------

MANUFACTURING (SPECIALIZED) - 3.98%
Brand Scaffold Services, Inc., Sr. Unsec. Notes,
  10.25%, 02/15/08                                               300,000             265,500
Flextronics International Ltd. (Singapore), Sr. Sub
  Yankee Notes, 9.88%, 07/01/10 (Acquired
  06/26/00; Cost $138,908)(c)                                    140,000             142,450
MMI Products Inc. - Series B, Sr. Unsec. Sub. Notes,
  11.25%, 04/15/07                                               275,000             270,875
Omega Cabinets, Sr. Sub. Notes, 10.50%, 06/15/07                 250,000             226,250
Tekni-Plex Inc., Sr. Sub. Notes, 12.75%, 06/15/10
  (Acquired 06/15/00; Cost $246,575)(c)                          250,000             250,625
--------------------------------------------------------------------------------------------
                                                                                   1,155,700
--------------------------------------------------------------------------------------------

METALS MINING - 1.16%
Bulong Operations PTV Ltd. (Australia), Sr. Sec.
  Yankee Notes, 12.50%, 12/15/08(e)                              700,000             337,750
--------------------------------------------------------------------------------------------

OIL & GAS
  (EXPLORATION & PRODUCTION) - 2.23%
Comstock Resources, Inc., Sr. Unsec. Gtd. Sub. Notes,
  11.25%, 05/01/07                                               250,000             255,000
Frontier Oil Corp., Sr. Unsec. Notes, 11.75%,
  11/15/09                                                       250,000             251,250
Pioneer Natural Resources Co., Sr. Unsec. Gtd. Notes,
  9.63%, 04/01/10                                                135,000             140,400
--------------------------------------------------------------------------------------------
                                                                                     646,650
--------------------------------------------------------------------------------------------

OIL & GAS (REFINING & MARKETING) - 0.32%
Texas Petrochemical Corp., Sr. Unsec. Sub. Notes,
  11.13%, 07/01/06                                               110,000              94,050
--------------------------------------------------------------------------------------------

PHOTOGRAPHY/IMAGING - 1.52%
Polaroid Corp., Sr. Unsec. Notes,
  11.50%, 02/15/06                                               420,000             440,475
--------------------------------------------------------------------------------------------

RAILROADS - 0.83%
TFM S.A. de C.V. (Mexico), Sr. Yankee Gtd. Disc.
  Notes, 11.75%, 06/15/09(a)                                     350,000             242,375
--------------------------------------------------------------------------------------------

RETAIL (SPECIALTY) - 0.48%
CSK Auto Inc. - Series A, Sr. Gtd. Sub. Deb., 11.00%,
  11/01/06                                                       150,000             138,750
--------------------------------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 0.54%
Avis Group Holdings, Inc., Sr. Unsec. Gtd. Sub. Notes,
  11.00%, 05/01/09                                               150,000             157,125
--------------------------------------------------------------------------------------------

SERVICES (EMPLOYMENT) - 0.74%
MSX International, Inc., Sr. Unsec. Gtd. Sub. Notes,
  11.38%, 01/15/08                                               225,000             213,750
--------------------------------------------------------------------------------------------

TELECOMMUNICATIONS
  (CELLULAR/WIRELESS) - 11.47%
AirGate PCS, Inc., Sr. Disc. Sub. Notes,
  13.50%, 10/01/09(a)(b)                                       $ 500,000   $         297,500
Alamosa PCS Holdings, Inc., Sr. Unsec. Gtd. Disc.
  Notes, 12.88%, 02/15/10(a)                                   1,900,000             997,500
Crown Castle International Corp.,
  Sr. Notes, 10.75%, 08/01/11                                    100,000             102,000
  Sr. Unsec. Disc. Notes, 10.63%, 11/15/07(a)                    200,000             149,500
IPCS, Inc., Sr. Disc. Notes, 14.00%, 07/15/10(a)(b)              100,000              52,000
KMC Telecom Holdings, Inc., Sr. Unsec. Notes,
  13.50%, 05/15/09                                             1,000,000             885,000
Metrocall, Inc., Sr. Sub. Notes, 11.88%, 06/15/05                350,000             250,250
Spectrasite Holdings, Inc.,
  Sr. Disc. Notes, 12.00%, 07/15/08(a)                           400,000             266,000
  Sr. Unsec. Disc. Notes, 11.25%, 04/15/09(a)                    270,000             157,950
UbiquiTel Operating Co., Sr. Gtd. Disc. Notes,
  14.00%, 04/15/10(a)(b)(d)                                      300,000             175,125
--------------------------------------------------------------------------------------------
                                                                                   3,332,825
--------------------------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 12.07%
360networks Inc. (Canada), Sr. Unsec. Yankee Notes,
  12.00%, 08/01/09                                               500,000             477,500
Destia Communications, Inc., Sr. Unsec. Notes,
  13.50%, 07/15/07                                               650,000             581,750
Primus Telecommunications Group, Inc., Sr. Unsec.
  Notes, 12.75%, 10/15/09                                      1,000,000             805,000
RSL Communications PLC (United Kingdom), Sr.
  Unsec. Gtd. Yankee Notes, 12.88%, 03/01/10
  (Acquired 03/23/00; Cost $388,000)(c)                          400,000             298,000
Tele1 Europe B.V. (Netherlands), Sr. Unsec. Yankee
  Notes, 13.00%, 05/15/09(b)                                   1,000,000           1,010,000
Versatel Telecom International N.V. (Netherlands),
  Sr. Unsec. Yankee Notes, 13.25%, 05/15/08                      200,000             205,000
  Sr. Yankee Notes, 13.25%, 05/15/08                             100,000             102,500
Viatel, Inc., Sr. Unsec. Notes, 11.50%, 03/15/09                  34,000              26,010
--------------------------------------------------------------------------------------------
                                                                                   3,505,760
--------------------------------------------------------------------------------------------

TELEPHONE - 13.90%
GT Group Telecom Inc. (Canada), Sr. Disc. Yankee
  Notes, 13.25%, 02/01/10(a)(b)(d)                               500,000             277,500
ICG Services, Inc., Sr. Unsec. Disc. Notes,
  10.00%, 02/15/08(a)                                            600,000             333,624
IMPSAT Fiber Networks, Inc., Sr. Yankee Notes,
  13.75%, 02/15/05 (Acquired 06/12/00;
  Cost $239,594)(c)                                              275,000             248,875
Intermedia Communications, Inc. - Series B, Sr. Disc.
  Notes, 11.25%, 07/15/07(a)                                     375,000             298,125
Jazztel PLC (United Kingdom), Sr. Unsec. Yankee
  Notes, 14.00%, 04/01/09                                        500,000             467,500
Logix Communications Enterprises, Sr. Unsec. Notes,
  12.25%, 06/15/08                                               550,000             193,875

                         AIM V.I. HIGH YIELD FUND


                                                               PRINCIPAL              MARKET
                                                                AMOUNT                VALUE
TELEPHONE - (CONTINUED)
NEXTLINK Communications, Inc., Sr. Unsec. Disc.,
   Notes, 12.25%, 06/01/09(a)                               $    500,000       $     312,500
NTL Communications Corp. - Series B, Sr. Unsec.
   Notes, 12.38%, 10/01/08                                       750,000             487,500
PF.Net   Communications   Inc.,  Sr.  Notes,   13.75%,
   05/15/10 (Acquired 05/05/00;
   Cost $300,000)(b)(c)                                          300,000             303,750
PTC International Finance II S.A. (Luxembourg), Sr.
   Unsec. Gtd. Yankee Sub. Notes, 11.25%, 12/01/09               600,000             612,000
U.S. Xchange LLC, Sr. Unsec. Notes,
   15.00%, 07/01/08                                              460,000             502,550
--------------------------------------------------------------------------------------------
                                                                                   4,037,799
--------------------------------------------------------------------------------------------

TRUCKERS - 0.81%

North American Van Lines Inc., Sr. Sub. Notes,
   13.38%, 12/01/09(d)                                           250,000             236,250
--------------------------------------------------------------------------------------------

TRUCKS & PARTS - 0.55%
FleetPride Inc., Sr. Unsec. Gtd. Sub. Notes,
   12.00%, 08/01/05                                              220,000             159,500
--------------------------------------------------------------------------------------------

WASTE MANAGEMENT - 1.00%
Allied Waste North America Inc. - Series B, Sr.
   Unsec. Gtd. Sub. Notes, 10.00%, 08/01/09                      345,000             289,800
--------------------------------------------------------------------------------------------

      Total U.S. Dollar Denominated Bonds & Notes
        (Cost $27,831,925)                                                        26,057,487
--------------------------------------------------------------------------------------------

                                                                 SHARES

STOCKS & OTHER EQUITY INTERESTS - 1.46%
SERVICES (COMPUTER SYSTEMS) - 0.04%
Convergent Communications, Inc.(f)                                 1,350              10,800
--------------------------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.27%
AirGate PCS, Inc.(f)                                                 365              19,194
World Access, Inc. - Series D, Conv. Pfd. (Acquired
   03/03/00; Cost $97,271)(c)(f)                                      93              59,752
--------------------------------------------------------------------------------------------
                                                                                      78,946
--------------------------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 1.15%
FirstWorld Communications Inc. - Class B(f)                        2,765              29,033
Tele1 Europe Holding A.B. - ADR (Netherlands)(f)                  11,448             138,091
Versatel Telecom International N.V. - ADR
   (Netherlands)(f)                                                3,868             166,808
--------------------------------------------------------------------------------------------
                                                                                     333,932
--------------------------------------------------------------------------------------------

      Total Stocks & Other Equity Interests
        (Cost $382,763)                                                              423,678
--------------------------------------------------------------------------------------------

WARRANTS - 1.39%

COMPUTERS (PERIPHERALS) - 0.00%
Equinix Inc., expiring 12/01/07 (Acquired 05/30/00;
   Cost $0)(c)(g)                                                    630                   0
--------------------------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 0.28%
ONO Finance PLC (United Kingdom), expiring
  05/31/09(g)                                                        550       $      82,637
--------------------------------------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL COMPANIES - 0.00%
Resort At Summerlin LP, expiring 12/15/07(g)                         467                   0
--------------------------------------------------------------------------------------------

HOUSEHOLD FURNISHING & APPLIANCES - 0.04%
Winsloew Furniture, Inc., expiring 08/15/07
  (Acquired 12/06/99; Cost $0)(c)(g)                               1,100              11,000
--------------------------------------------------------------------------------------------

METAL FABRICATORS - 0.00%
Gulf States Steel, Inc., expiring 04/15/03(g)                         60                   0
--------------------------------------------------------------------------------------------

SHIPPING - 0.00%
Millenium Seacarriers, expiring 07/15/03(g)                          100                 150
--------------------------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 0.00%
Long Distance International, Inc., expiring
  04/13/08(g)                                                        140                   0
--------------------------------------------------------------------------------------------

TELEPHONE - 1.07%
Jazztel PLC (United Kingdom), expiring 04/01/09
  (Acquired 03/31/99; Cost $0)(c)(g)                               2,250             311,638
--------------------------------------------------------------------------------------------

    Total Warrants (Cost $170)                                                       405,425
--------------------------------------------------------------------------------------------


                                                              PRINCIPAL
                                                                AMOUNT
U.S. TREASURY NOTES - 3.51%
  6.63%, 05/31/02                                              $ 300,000             301,329
  6.75%, 05/15/05                                                500,000             511,955
  6.50%, 02/15/10                                                200,000             206,876
--------------------------------------------------------------------------------------------
    Total U.S. Treasury Notes
      (Cost $1,014,948)                                                            1,020,160
--------------------------------------------------------------------------------------------


                                                                 SHARES
MONEY MARKET FUNDS - 3.20%
STIC Liquid Assets Portfolio(h)                                  465,240             465,240
STIC Prime Portfolio(h)                                          465,240             465,240
--------------------------------------------------------------------------------------------
    Total Money Market Funds (Cost $930,480)                                         930,480
--------------------------------------------------------------------------------------------

TOTAL INVESTMENTS - 99.26%
  (COST $30,160,286)                                                              28,837,230
--------------------------------------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES - 0.74%                                                213,539
--------------------------------------------------------------------------------------------

NET ASSETS - 100.00%                                                             $29,050,769
--------------------------------------------------------------------------------------------

                             AIM V.I. HIGH YIELD FUND

Investment Abbreviations:
ADR    -  American  Depositary  Receipt
Conv.  -  Convertible
Ctfs.  -  Certificates
Deb.   -  Debentures
Disc.  -  Discounted
Gtd.   -  Guaranteed
Pfd.   -  Preferred
Rts.   -  Rights
Sec.   -  Secured
Sr.    -  Senior
Sub.   -  Subordinated
Unsec. -  Unsecured


NOTES TO SCHEDULE OF INVESTMENTS:

(a) Discounted bond at purchase. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(b) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit contains warrants that enable the holder to purchase shares of the issuer at a predetermined price.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 06/30/00 was $2,233,983 which represented 7.69% of the Fund's net assets.
(d) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1993, as amended.
(e) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(f)  Non-income producing security.
(g)  Acquired as part of a unit with or in exchange for other securities.
(h)  The money market fund has the same investment advisor as the Fund.



SEE NOTES TO FINANCIAL STATEMENTS.

                          AIM V.I. HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000
(UNAUDITED)



ASSETS:

Investments, at market value (cost $30,160,286)                                $28,837,230
------------------------------------------------------------------------------------------
Cash                                                                                43,750
------------------------------------------------------------------------------------------
Receivables for:
    Investments sold                                                                49,688
------------------------------------------------------------------------------------------
    Fund shares sold                                                                 7,856
------------------------------------------------------------------------------------------
Dividends and interest                                                             652,301
------------------------------------------------------------------------------------------
Investment for deferred compensation plan                                            9,946
------------------------------------------------------------------------------------------
        Total assets                                                            29,600,771
------------------------------------------------------------------------------------------

LIABILITIES:

Payables for:
    Investments purchased                                                          488,563
------------------------------------------------------------------------------------------
    Fund shares reacquired                                                              49
------------------------------------------------------------------------------------------
    Deferred compensation plan                                                       9,946
------------------------------------------------------------------------------------------
Accrued advisory fees                                                                6,786
------------------------------------------------------------------------------------------
Accrued administrative services fees                                                24,058
------------------------------------------------------------------------------------------
Accrued trustees' fees                                                               1,727
------------------------------------------------------------------------------------------
Accrued operating expenses                                                          18,873
------------------------------------------------------------------------------------------
        Total liabilities                                                          550,002
------------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                                    $29,050,769
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

    Outstanding                                                                  3,326,443
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share                       $      8.73
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000
(UNAUDITED)




INVESTMENT INCOME:

Interest                                                                        $1,683,906
------------------------------------------------------------------------------------------
Dividends                                                                           54,520
------------------------------------------------------------------------------------------
        Total investment income                                                  1,738,426
------------------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                                       84,757
------------------------------------------------------------------------------------------
Administrative services fees                                                        44,777
------------------------------------------------------------------------------------------
Custodian fees                                                                       6,940
------------------------------------------------------------------------------------------
Trustee's fees                                                                       3,017
------------------------------------------------------------------------------------------
Professional fees                                                                   17,347
------------------------------------------------------------------------------------------
Other                                                                                7,221
------------------------------------------------------------------------------------------
        Total expenses                                                             164,059
------------------------------------------------------------------------------------------
Less:   Fees waived                                                                (10,805)
------------------------------------------------------------------------------------------
        Expenses paid indirectly                                                    (3,131)
------------------------------------------------------------------------------------------
        Net expenses                                                               150,123
------------------------------------------------------------------------------------------
Net investment income                                                            1,588,303
------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
SECURITIES:

Net realized gain (loss) from investment securities                             (1,228,059)
------------------------------------------------------------------------------------------

Change in net unrealized appreciation (depreciation) of
   investment securities                                                        (1,293,378)
------------------------------------------------------------------------------------------
Net gain (loss) from investment securities                                      (2,521,437)
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 $ (933,134)
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------



See Notes to Financial Statements.

                            AIM V.I. HIGH YIELD FUND

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 AND THE YEAR ENDED DECEMBER 31, 1999 (UNAUDITED)

                                                                                              JUNE 30,          DECEMBER 31,
                                                                                               2000                 1999
                                                                                            -----------         ------------
OPERATIONS:
   Net investment income                                                                    $ 1,588,303          $ 1,834,622
-----------------------------------------------------------------------------------------------------------------------------
   Net realized gain (loss) from investment securities                                       (1,228,059)            (517,194)
-----------------------------------------------------------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) of investment securities             (1,293,378)             296,072
-----------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from operations                          (933,134)           1,613,500
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income                                             --           (1,900,359)
-----------------------------------------------------------------------------------------------------------------------------
Share transactions -- net                                                                     4,715,717           17,588,744
-----------------------------------------------------------------------------------------------------------------------------
      Net increase in net assets                                                              3,782,583           17,301,885
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                                                       25,268,186            7,966,301
-----------------------------------------------------------------------------------------------------------------------------
   End of period                                                                            $29,050,769          $25,268,186
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Shares of beneficial interest                                                            $30,966,541          $26,250,824
-----------------------------------------------------------------------------------------------------------------------------
   Undistributed net investment income                                                        1,525,667              (62,636)
-----------------------------------------------------------------------------------------------------------------------------
   Undistributed net realized gain (loss) from investment securities                         (2,118,383)            (890,324)
-----------------------------------------------------------------------------------------------------------------------------
   Unrealized appreciation (depreciation) of investment securities                           (1,323,056)             (29,678)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                            $29,050,769          $25,268,186
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000
(UNAUDITED)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. High Yield Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to the Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve a high level of current income by investing primarily in publicly traded non-investment grade debt securities. The Fund will also consider the possibility of capital growth when it purchases and sells securities. Debt securities of less than investment grade are considered "high-risk" securities (commonly referred to as junk bonds). These bonds may involve special risks in addition to the risks associated with investment higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as


                       AIM V.I. HIGH YIELD FUND
    determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
       Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $792,625 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2007.


NOTE 2 -- ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.625% on the first $200 million of the Fund's average daily net assets, plus 0.55% on the next $300 million of the Fund's average daily net assets, plus 0.50% on the next $500 million of the Fund's average daily net assets, plus 0.45% on the Fund's average daily net assets in excess of $1 billion. During the six months ended June 30, 2000, AIM waived fees of $10,805.

   Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the six months ended June 30, 2000, the Fund paid AIM $44,777 of which AIM retained $25,000 for accounting services provided.

   The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
   Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
   During the six months ended June 30, 2000, the Fund paid legal fees of $1,734 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.


NOTE 3 -- INDIRECT EXPENSES

For the six months ended June 30, 2000, the Fund received reductions in custodian fees of $3,131 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $3,131.


NOTE 4 -- TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.


NOTE 5 -- BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A.. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.


NOTE 6 -- INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2000 was $17,028,284 and $9,925,459, respectively.
   The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2000 is as follows:

Aggregate unrealized appreciation of investment securities                   $ 1,073,639
----------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                  (2,396,695)
----------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment securities          $(1,323,056)
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

Investments have the same cost for tax and financial statement purposes.


                       AIM V.I. HIGH YIELD FUND

NOTE 7 -- SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2000 and the year ended December 31, 1999 were as follows:

                                                       JUNE 30, 2000                   DECEMBER 31, 1999
                                                   -----------------------          -----------------------
                                                    SHARES       AMOUNT              SHARES          AMOUNT
                                                   ---------   -----------          ----------     ----------
Sold                                                838,406    $ 7,539,754           2,064,369    $19,155,692
-------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                      --             --             211,621      1,900,359
-------------------------------------------------------------------------------------------------------------
Reacquired                                         (312,008)    (2,824,037)           (377,620)    (3,467,307)
-------------------------------------------------------------------------------------------------------------
                                                    526,398    $ 4,715,717           1,898,370    $17,588,744
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------



NOTE 8 -- FINANCIAL HIGHLIGHTS


The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                                                                                                                MAY 1, 1998
                                                                                                              (DATE OPERATIONS
                                                                      SIX MONTHS ENDED         YEAR ENDED      COMMENCED) TO
                                                                          JUNE 30,            DECEMBER 31,       DECEMBER 31,
                                                                          2000(a)                1999(a)             1998
                                                                    -------------------       ------------    -----------------

Net asset value, beginning of period                                  $     9.02             $    8.84             $10.00
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
     Net investment income                                                  0.52                  1.03               0.39
----------------------------------------------------------------------------------------------------------------------------------
     Net gains (losses) on securities (both realized and unrealized)       (0.81)                (0.10)             (1.15)
----------------------------------------------------------------------------------------------------------------------------------
          Total from investment operations                                 (0.29)                 0.93              (0.76)
----------------------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income                                 --                 (0.75)             (0.40)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $     8.73             $    9.02             $ 8.84
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total return(b)                                                            (3.21)%               10.52%             (7.61)%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:

Net assets, end of period (000s omitted)                              $   29,051              $ 25,268             $7,966
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average net assets:
     With fee waivers                                                       1.13%(c)              1.14%              1.13%(d)
----------------------------------------------------------------------------------------------------------------------------------
     Without fee waivers                                                    1.21%(c)              1.42%              2.50%(d)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                       11.74%(c)             11.07%              9.75%(d)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       40%                  127%                39%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

(a) Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $27,217,706.
(d) Annualized.






                         AIM V.I. HIGH YIELD FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. High Yield Fund (the "Fund"), a portfolio of AIM Variable Insurance Funds, Inc. (the "Company"), reorganized as AIM Variable Insurance Funds, a Delaware business trust (the "Trust"), was held on April 10, 2000. The meeting was held for the following purposes:


(1)* To elect ten directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling,
     Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provided for the reorganization of the company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund and making it non-fundamental.
(6) To ratify the selection of Tait, Weller & Baker as independent accountants of the Fund for the fiscal year ending in 2000.

The results of the proxy solicitation on the above matters were as follows:

                                                                                           VOTES          VOTES      WITHHELD/
       DIRECTORS/MATTER                                                                     FOR          AGAINST    ABSTENTIONS
       ----------------                                                                 ------------  ------------  -----------
(1)*   Charles  T.  Bauer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  336,558,177        N/A      9,129,703
       Bruce L.  Crockett . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  337,513,648        N/A      8,174,232
       Owen  Daly  II . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  336,754,219        N/A      8,933,661
       Edward K. Dunn,  Jr. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  337,481,093        N/A      8,206,787
       Jack M.  Fields  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  337,574,973        N/A      8,112,907
       Carl  Frischling . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  337,177,860        N/A      8,510,020
       Robert  H.  Graham . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  337,319,248        N/A      8,368,632
       Prema  Mathai-Davis  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  337,262,043        N/A      8,425,837
       Lewis F.  Pennock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  337,440,897        N/A      8,246,983
       Louis  S.  Sklar . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  337,447,894        N/A      8,239,986
(2)*   Approval of an Agreement and Plan of Reorganization
       which provided for the reorganization of AIM Variable
       Insurance Funds, Inc. as a Delaware business trust . . . . . . . . . . . . . . .  318,213,444  8,412,798     19,061,638
(3)    Approval of a new Investment  Advisory Agreement . . . . . . . . . . . . . . . .    2,367,341     31,701        221,664
(4)(a) Change to Fundamental  Restriction on Issuer Diversification . . . . . . . . . .    2,177,795     70,631        372,280
(4)(b) Change  to  Fundamental  Restriction on Borrowing Money
       and Issuing Senior Securities  . . . . . . . . . . . . . . . . . . . . . . . . .    2,244,360     81,853        294,493
(4)(c) Change to Fundamental  Restriction on Underwriting  Securities . . . . . . . . .    2,293,606     54,236        272,864
(4)(d) Change to Fundamental  Restriction on Industry Concentration . . . . . . . . . .    2,262,427     92,811        265,468
(4)(e) Change to  Fundamental  Restriction on Purchasing or Selling Real Estate . . . .    2,254,266    100,855        265,585
(4)(f) Change to Fundamental  Restriction on Purchasing or Selling  Commodities . . . .    2,242,258     93,069        285,379
(4)(g) Change to Fundamental  Restriction on Making Loans . . . . . . . . . . . . . . .    2,248,167    106,411        266,128
(4)(h) Elimination of  Fundamental  Restriction on
       Investing for the Purpose of Control . . . . . . . . . . . . . . . . . . . . . .    2,215,992    132,393        272,321
(5)    Ratification   of  the  selection  of  Tait, Weller & Baker as Independent
       Accountants of the Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,371,454     16,938        232,314
-----------

* Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds, Inc.


                             AIM V.I. HIGH YIELD FUND

[GRAPHIC]
 TRUSTEES, OFFICERS,  BOARD OF TRUSTEES                          OFFICERS                      OFFICE OF THE FUND
 AND OTHER SERVICE
 PROVIDERS OF AIM     Charles T. Bauer                           Charles T. Bauer              11 Greenway Plaza
 VARIABLE INSURANCE   Director and Chairman                      Chairman                      Suite 100
 FUNDS, INC.          A I M Management Group Inc.                                              Houston, TX 77046
                                                                 Robert H. Graham              (800) 347-1919
                      Bruce L. Crockett                          President
                      Director
                      ACE Limited;                               Carol F. Relihan              INVESTMENT ADVISOR
                      Formerly Director, President, and          Senior Vice President and
                      Chief Executive Officer                    Secretary                     A I M Advisors, Inc.
                      COMSAT Corporation                                                       11 Greenway Plaza
                                                                 Gary T. Crum                  Suite 100
                                                                 Senior Vice President         Houston, TX 77046
                      Owen Daly II
                      Formerly Director                          Dana R. Sutton
                      Cortland Trust Inc.                        Vice President and            TRANSFER AGENT AND CUSTODIAN
                                                                 Treasurer
                      Edward K. Dunn Jr.                                                       State Street Bank and Trust Company
                      Chairman, Mercantile Mortgage Corp.;       Robert G. Alley               225 Franklin Street
                      Formerly Vice Chairman, President          Vice President                Boston, MA 02110
                      and Chief Operating Officer,
                      Mercantile-Safe Deposit & Trust Co.; and   Stuart W. Coco
                      President, Mercantile Bankshares           Vice President                COUNSEL TO THE FUNDS

                                                                 Melville B. Cox               Freedman, Levy, Kroll &
                      Jack Fields                                Vice President                Simonds
                      Chief Executive Officer                                                  1050 Conn. Avenue, N.W.
                      Texana Global Inc. and Twenty First        Karen Dunn Kelley             Washington, D.C. 20036
                      Century Group, Inc.;                       Vice President
                      Formerly, Member of the
                      U.S. House of Representatives              Edgar M. Larsen               COUNSEL TO THE TRUSTEES
                                                                 Vice President
                                                                                               Kramer, Levin, Naftalis & Frankel LLP
                      Carl Frischling                                                          919 Third Avenue
                      Partner                                    Mary J. Benson                New York, NY 10022
                      Kramer, Levin, Naftalis & Frankel LLP      Assistant Vice President and
                                                                 Assistant Treasurer
                      Robert H. Graham                                                         DISTRIBUTOR
                      Director, President and Chief Executive    Sheri Morris
                      Officer                                    Assistant Vice President and  A I M Distributors, Inc.
                      A I M Management Group Inc.                Assistant Treasurer           11 Greenway Plaza
                                                                                               Suite 100
                      Prema Mathai-Davis                         Renee A. Friedli              Houston, TX 77046
                      Formerly, Chief Executive                  Assistant Secretary
                      Officer, YWCA of the U.S.A.
                                                                 P. Michelle Grace
                                                                 Assistant Secretary
                      Lewis F. Pennock
                      Attorney                                   Nancy L. Martin
                                                                 Assistant Secretary
                      Louis S. Sklar
                      Executive Vice President,                  Ofelia M. Mayo
                      Development and Operations,                Assistant Secretary
                      Hines Interests
                      Limited Partnership                        Lisa A. Moss
                                                                 Assistant Secretary

                                                                 Kathleen J. Pflueger
                                                                 Assistant Secretary

                                                                 Samuel D. Sirko
                                                                 Assistant Secretary

                        SEMIANNUAL REPORT / JUNE 30 2000



                               AIM V.I. VALUE FUND







             AIM V.I. VALUE FUND SEEKS LONG-TERM CAPITAL GROWTH BY

             INVESTING PRIMARILY IN UNDERVALUED STOCKS. INCOME IS A

                              SECONDARY OBJECTIVE.







                                    [LOGO]

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



AIM V.I. VALUE FUND

FUND WEATHERS VOLATILE MARKET


HOW DID AIM V.I. VALUE FUND PERFORM OVER THE REPORTING PERIOD?

AIM V.I. Value Fund reported flat results for the six months ended June 30, 2000, with a -0.27% return. The fund's performance was in line with that of its benchmark, the S&P 500, which produced a return of -0.43% during the same time frame.
     While the fund and its benchmark were both relatively flat on a six-month basis, AIM V.I. Value Fund beat the S&P 500's performance over the year ended June 30, 2000. The fund reported average annual total returns of 13.20%, compared to the 7.24% return of the S&P 500.



FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/00


----------------------------------------------
Inception (5/5/93)                      21.26%
----------------------------------------------
5 years                                 21.82
----------------------------------------------
1 year                                  13.20
----------------------------------------------

RESULTS OF A $10,000 INVESTMENT

5/5/93-6/30/00

  $39,718        $38,261
   AIM           S&P 500
V.I. VALUE        INDEX
   FUND

Index's performance figures are for the period 4/30/93 through 6/30/00. Past performance cannot guarantee comparable future results. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

IN THIS ENVIRONMENT,
WE TENDED TO FOCUS MORE ON
EARNINGS GROWTH.
-----------------------------------

WHAT WERE MARKET CONDITIONS LIKE DURING THE PAST SIX MONTHS?
The past six months saw extreme market volatility. During the first three months of 2000, market indexes such as the Dow and the Nasdaq rose to new heights in a rally dominated by technology stocks. But near the end of March, market sentiment soured as investors worried whether tech stocks were overpriced. A sharp sell-off in the technology sector ensued, particularly for Internet companies with no earnings.
     Interest-rate concerns also roiled the markets during the reporting period. The Federal Reserve Board (the Fed) continued to raise interest rates in an effort to slow the economy and prevent inflation. In May, the Fed raised the federal funds rate to 6.50%, its highest level in nine years. Since June 1999, the Fed has increased interest rates six times for a total of 1.75%. At its June 2000 meeting, the Fed chose to leave rates unchanged but hinted that more increases may occur later in the summer.
     For all the intense market activity of the past six months, the S&P 500 ended the period flat, with the Dow down 8.44% and the Nasdaq down 2.54%.

HOW DID YOU MANAGE THE FUND DURING THESE CONDITIONS?
Volatility hurt the fund's performance during the second quarter of 2000. The fund invests in companies with strong earnings growth and reasonable stock prices; however, good companies selling at good prices were difficult to find over the past few months. In this environment, we tended to focus more on earnings growth.
     To concentrate on our best-performing companies, we kept the number of holdings at about 50. The fund's major sectors continued to be broadcasting, technology, retail and finance.

BESIDES MARKET VOLATILITY, WHAT OTHER FACTORS AFFECTED FUND PERFORMANCE?
Our holdings in cable TV hurt performance in the second quarter of 2000. Cable-TV stocks such as fund holdings Comcast and Cox Communications took a hit near the end of the reporting period because of concerns over cash-flow growth and competition from satellite companies. Even though short-term performance disappointed, we believe that the long-term prospects for these firms and cable stocks in general are strong, especially as cable companies enter the telephone business.
     In addition, the fund was under-weighted in health-care stocks, particularly drug manufacturers, an area that performed well during the past six months. We were cautious about this industry because of political risks:
Congress and President Clinton continue to dicker over how to inject a Medicare drug benefit into the current system. In addition, drug companies face increasing pressure from consumers to lower costs.

WHAT STOCKS PERFORMED WELL FOR THE FUND?
Our semiconductor holdings such as Analog Devices and Applied Materials benefited from strong demand for computer chips, increased earnings and rising stock prices. Cellular-phone maker Nokia and mobile-phone service provider Nextel also reported excellent earnings,

                              AIM V.I. VALUE FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



PORTFOLIO COMPOSITION
As of 6/30/00, based on total net assets

TOP 10 HOLDINGS
-------------------------------------------------------------
1. Comcast Corp.-Class A                                5.95%
-------------------------------------------------------------
2. Nextel Communications, Inc.-Class A                  5.60
-------------------------------------------------------------
3. Nokia Oyj-ADR (Finland)                              4.89
-------------------------------------------------------------
4. Target Corp.                                         4.38
-------------------------------------------------------------
5. Cox Communications, Inc.-Class A                     4.21
-------------------------------------------------------------
6. Tyco International Ltd. (Bermuda)                    3.89
-------------------------------------------------------------
7. Morgan Stanley Dean Witter & Co.                     3.47
-------------------------------------------------------------
8. Apple Computer, Inc.                                 3.45
-------------------------------------------------------------
9. Analog Devices, Inc.                                 2.93
-------------------------------------------------------------
10. First Data Corp.                                    2.92
-------------------------------------------------------------
TOP 10 INDUSTRIES
1. Broadcasting (Television, Radio & Cable)             10.16%
---------------------------------------------------------------
2. Computers (Hardware)                                  8.19
---------------------------------------------------------------
3. Communications Equipment                              7.12
---------------------------------------------------------------
4. Retail (General Merchandise)                          6.35
---------------------------------------------------------------
5. Telecommunications (Cellular/Wireless)                5.60
---------------------------------------------------------------
6. Electronics (Semiconductors)                          4.61
---------------------------------------------------------------
7. Investment Banking/Brokerage                          4.21
---------------------------------------------------------------
8. Equipment (Semiconductor)                             4.03
---------------------------------------------------------------
9. Manufacturing (Diversified)                           3.89
---------------------------------------------------------------
10. Services (Data Processing)                           3.68
---------------------------------------------------------------

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.



THE NEAR-TERM OUTLOOK FOR STOCKS
COULD DEPEND TO A LARGE EXTENT
ON THE FED'S ABILITY TO BRING THE
ECONOMY TO A "SOFT LANDING."
-----------------------------------------


propelled by the explosive growth of the wireless-telecommunications market.
     We also continued to hold Target because the company shows strong earnings growth, and its stock is selling at a reasonable price. Formerly Dayton Hudson, the company changed its name in January to Target. We anticipate that the name change will benefit the stock as more investors connect the stock name with the successful retailer.
     Another long-time fund holding, Tyco International, continues to show earnings growth. After the end of the reporting period, its stock price jumped on news that the Securities and Exchange Commission had dropped its inquiry into Tyco's accounting practices, essentially vindicating the company. The diversified corporation has interests in electronics, plastics, valves and pipes, and fire and security products.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
The near-term outlook for stocks could depend to a large extent on the Fed's ability to bring the economy to a "soft landing." There are signs that the economy could be slowing. Consequently, the Fed may wind down its tightening cycle, although the central bank could approve one or two more rate hikes in the months ahead. If the Fed succeeds in slowing economic growth to a more sustainable rate and in keeping inflation under control, it could prolong the current record economic expansion. Such an environment could prove favorable for stocks.
     However, uncertainty over the Fed's actions and other factors could perpetuate the volatility that has characterized markets in recent months. In such an environment, investors would be well advised to take a long-term perspective on their investment.

--------------------------------------------------------------------------------

The performance figures shown represent AIM V.I. Value Fund; they are not intended to reflect actual annuity values, and they do not reflect charges at the separate-account level which (if applied) would lower the performance results.

The fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.

The fund's investment return and principal value will fluctuate, so fund shares, when redeemed, may be worth more or less than their original cost.

The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.

The unmanaged National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S. based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company stock universe. While it includes many small and mid-sized company stocks, large capitalization companies tend to dominate the index.

The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the stock market.

An investment cannot be made in an index. Index results include reinvested dividends.

                              AIM V.I. VALUE FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2000
(UNAUDITED)

                                                                       MARKET
                                                      SHARES           VALUE
DOMESTIC COMMON STOCKS - 75.46%
BANKS (MONEY CENTER) - 1.73%
Chase Manhattan Corp. (The)                           1,065,000  $      49,056,562
----------------------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 10.16%
Comcast Corp. - Class A(a)                            4,170,000        168,885,000
Cox Communications, Inc. - Class A(a)                 2,624,000        119,556,000
----------------------------------------------------------------------------------
                                                                       288,441,000
----------------------------------------------------------------------------------

COMPUTERS (HARDWARE) - 8.19%
Apple Computer, Inc.(a)                               1,870,000         97,941,250
Dell Computer Corp.(a)                                1,191,700         58,765,706
Gateway, Inc.(a)                                        693,100         39,333,425
Sun Microsystems, Inc.(a)                               401,000         36,465,937
----------------------------------------------------------------------------------
                                                                       232,506,318
----------------------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 2.35%
EMC Corp.(a)                                            107,000          8,232,312
Lexmark International Group, Inc. - Class A(a)          871,700         58,621,825
----------------------------------------------------------------------------------
                                                                        66,854,137
----------------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 1.87%
At Home Corp. - Series A(a)                           1,500,000         31,125,000
Citrix Systems, Inc.(a)                                 188,000          3,560,250
Oracle Corp.(a)                                         145,000         12,189,062
Unisys Corp.(a)                                         428,000          6,232,750
----------------------------------------------------------------------------------
                                                                        53,107,062
----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 0.74%
Solectron Corp.(a)                                      505,000         21,146,875
----------------------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 3.39%
Analog Devices, Inc.(a)                               1,096,200         83,311,200
Texas Instruments Inc.                                  187,000         12,844,562
----------------------------------------------------------------------------------
                                                                        96,155,762
----------------------------------------------------------------------------------

ENTERTAINMENT - 0.12%
Time Warner Inc.                                         45,700          3,473,200
----------------------------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR) - 4.03%
Applied Materials, Inc.(a)                              807,100         73,143,438
Teradyne, Inc.(a)                                       562,300         41,329,050
----------------------------------------------------------------------------------
                                                                       114,472,488
----------------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 2.77%
American Express Co.                                    753,000         39,250,125
Citigroup Inc.                                          652,000         39,283,000
----------------------------------------------------------------------------------
                                                                        78,533,125
----------------------------------------------------------------------------------

HEALTH CARE (DIVERSIFIED) - 1.41%
Johnson & Johnson                                       393,300         40,067,438
----------------------------------------------------------------------------------

HEALTH CARE (DRUGS - MAJOR
  PHARMACEUTICALS) - 2.29%
Pfizer Inc.                                           1,356,600         65,116,800
----------------------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES) - 1.97%
Guidant Corp.(a)                                      1,133,000         56,083,500
----------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES) - 1.11%
Colgate-Palmolive Co.                                   110,000          6,586,250
Kimberly-Clark Corp.                                    434,000         24,900,750
----------------------------------------------------------------------------------
                                                                        31,487,000
----------------------------------------------------------------------------------

INSURANCE (MULTI-LINE) - 2.78%
American International Group, Inc.                      632,000         74,260,000
Hartford Financial Services Group, Inc. (The)            85,000          4,754,688
----------------------------------------------------------------------------------
                                                                        79,014,688
----------------------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 4.21%
Merrill Lynch & Co., Inc.                               184,000         21,160,000
Morgan Stanley Dean Witter & Co.                      1,183,000         98,484,750
----------------------------------------------------------------------------------
                                                                       119,644,750
----------------------------------------------------------------------------------

NATURAL GAS - 1.52%
Williams Cos., Inc. (The)                             1,038,000         43,271,625
----------------------------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 0.38%
Schlumberger Ltd.                                       145,000         10,820,625
----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS - 0.25%
Weyerhaeuser Co.                                        162,000          6,966,000
----------------------------------------------------------------------------------

PHOTOGRAPHY/IMAGING - 0.36%
Eastman Kodak Co.                                       172,600         10,269,700
----------------------------------------------------------------------------------

RETAIL (BUILDING SUPPLIES) - 0.06%
Lowe's Cos., Inc.                                        39,500          1,621,969
----------------------------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS) - 2.11%
Best Buy Co., Inc.(a)                                   946,000         59,834,500
----------------------------------------------------------------------------------

RETAIL (DRUG STORES) - 1.83%
Walgreen Co.                                          1,618,000         52,079,375
----------------------------------------------------------------------------------

RETAIL (FOOD CHAINS) - 2.38%
Kroger Co. (The)(a)                                   1,108,000         24,445,250
Safeway Inc.(a)                                         956,000         43,139,500
----------------------------------------------------------------------------------
                                                                        67,584,750
----------------------------------------------------------------------------------

                              AIM V.I. VALUE FUND


                                                                      MARKET
                                                       SHARES         VALUE
RETAIL (GENERAL MERCHANDISE) - 6.35%
Costco Wholesale Corp.(a)                             1,700,000  $      56,100,000
Target Corp.                                          2,144,000        124,352,000
----------------------------------------------------------------------------------
                                                                       180,452,000
----------------------------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING) - 1.82%
Omnicom Group Inc.                                      581,000         51,745,313
----------------------------------------------------------------------------------
SERVICES (DATA PROCESSING) - 3.68%
Automatic Data Processing, Inc.                         400,000         21,425,000
First Data Corp.                                      1,672,000         82,973,000
----------------------------------------------------------------------------------
                                                                       104,398,000
----------------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 5.60%
Nextel Communications, Inc. - Class A(a)              2,600,000        159,087,500
----------------------------------------------------------------------------------
     Total Domestic Common Stocks
        (Cost $1,742,846,294)                                        2,143,292,062
----------------------------------------------------------------------------------

FOREIGN STOCKS & OTHER
   EQUITY INTERESTS - 12.32%

BERMUDA - 3.89%
Tyco International Ltd. (Manufacturing -
  Diversified)                                        2,330,000        110,383,750
----------------------------------------------------------------------------------

CANADA - 3.54%
360networks Inc. (Telecommunications - Long
   Distance)(a)                                         162,300          2,475,075
Celestica Inc. (Electronics - Semiconductors)(a)        701,000         34,787,125
Nortel Networks Corp. (Communications
   Equipment)                                           927,500         63,301,875
----------------------------------------------------------------------------------
                                                                       100,564,075
----------------------------------------------------------------------------------

FINLAND - 4.89%
Nokia Oyj - ADR (Communications Equipment)            2,783,000        138,976,063
----------------------------------------------------------------------------------
Total Foreign Stocks & Other Equity Interests
   (Cost $195,746,424)                                                 349,923,888
----------------------------------------------------------------------------------

MONEY MARKET FUNDS - 12.62%
STIC Liquid Assets Portfolio(b)                     179,242,405        179,242,405
STIC Prime Portfolio(b)                             179,242,405        179,242,405
----------------------------------------------------------------------------------
     Total Money Market Funds
        (Cost $358,484,810)                                            358,484,810
----------------------------------------------------------------------------------

TOTAL INVESTMENTS - 100.40%
   (Cost $2,297,077,528)                                             2,851,700,760
----------------------------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS - (0.40%)                               (11,533,376)
----------------------------------------------------------------------------------
NET ASSETS - 100.00%                                             $   2,840,167,384
==================================================================================

Investment Abbreviation:

ADR - American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  Non-income producing security.

(b)  The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.



                               AIM V.I. VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2000
(UNAUDITED)





ASSETS:
Investments, at market value (cost $2,297,077,528)               $2,851,700,760
--------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                   50,005,091
--------------------------------------------------------------------------------
  Fund shares sold                                                    4,117,476
--------------------------------------------------------------------------------
  Dividends                                                           1,937,380
--------------------------------------------------------------------------------
Investment for deferred compensation plan                                39,724
--------------------------------------------------------------------------------
Other assets                                                            124,235
--------------------------------------------------------------------------------
      Total assets                                                2,907,924,666
--------------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                                              60,570,394
--------------------------------------------------------------------------------
  Fund shares reacquired                                                485,515
--------------------------------------------------------------------------------
  Foreign currency contracts - closed                                 1,877,130
--------------------------------------------------------------------------------
  Foreign currency contracts outstanding                              1,519,487
--------------------------------------------------------------------------------
  Deferred compensation plan                                             39,724
--------------------------------------------------------------------------------
Accrued advisory fees                                                 1,394,233
--------------------------------------------------------------------------------
Accrued administrative services fees                                  1,782,203
--------------------------------------------------------------------------------
Accrued trustees' fees                                                    3,119
--------------------------------------------------------------------------------
Accrued operating expenses                                               85,477
--------------------------------------------------------------------------------
     Total liabilities                                               67,757,282
--------------------------------------------------------------------------------
Net assets applicable to shares outstanding                      $2,840,167,384
================================================================================
SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:
  Outstanding                                                        85,000,452
--------------------------------------------------------------------------------
Net asset value, offering and redemption price per share         $        33.41
================================================================================

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2000
(UNAUDITED)





INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $103,785)            $  11,496,234
--------------------------------------------------------------------------------
EXPENSES:
Advisory fees                                                         7,923,757
--------------------------------------------------------------------------------
Administrative services fee                                           2,581,721
--------------------------------------------------------------------------------
Custodian fees                                                          119,068
--------------------------------------------------------------------------------
Trustees' fees                                                            3,840
--------------------------------------------------------------------------------
Other                                                                   292,912
--------------------------------------------------------------------------------
    Total expenses                                                   10,921,298
--------------------------------------------------------------------------------
Less: Expenses paid indirectly                                           (4,380)
--------------------------------------------------------------------------------
    Net expenses                                                     10,916,918
--------------------------------------------------------------------------------
Net investment income                                                   579,316
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FOREIGN CURRENCY
  CONTRACTS AND OPTION CONTRACTS
Net realized gain from:
  Investment securities                                             112,298,575
--------------------------------------------------------------------------------
  Foreign currency contracts                                         14,369,233
--------------------------------------------------------------------------------
  Option contracts written                                              184,917
--------------------------------------------------------------------------------
                                                                    126,852,725
--------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                            (131,660,860)
--------------------------------------------------------------------------------
  Foreign currencies                                                        (69)
--------------------------------------------------------------------------------
  Foreign currency contracts                                         (7,198,624)
--------------------------------------------------------------------------------
                                                                   (138,859,553)
--------------------------------------------------------------------------------
Net gain (loss) on investment securities, foreign currencies,
  foreign currency contracts and option contracts                   (12,006,828)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                        $ (11,427,512)
================================================================================





See Notes to Financial Statements.

                               AIM V.I. VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2000 AND THE YEAR ENDED DECEMBER 31, 1999 (UNAUDITED)

                                                                                                      JUNE 30,       DECEMBER 31,
                                                                                                        2000            1999
                                                                                                --------------     --------------
OPERATIONS:
  Net investment income                                                                         $      579,316     $    3,440,737
------------------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign currencies, foreign
    currency contracts and option contracts                                                        126,852,725        111,811,218
------------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities,
    foreign currencies, foreign currency contracts and option contracts                           (138,859,553)       360,547,238
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                (11,427,512)       475,799,193
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income                                                    --         (6,235,364)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains                                                       --        (32,606,763)
------------------------------------------------------------------------------------------------------------------------------------
Share transactions - net                                                                           468,228,325        725,025,960
------------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets                                                                       456,800,813      1,161,983,026
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                                                            2,383,366,571      1,221,383,545
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                                                 $2,840,167,384     $2,383,366,571
====================================================================================================================================
NET ASSETS CONSIST OF:
  Shares of beneficial interest                                                                 $2,048,218,292     $1,579,989,967
------------------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income                                                                3,962,918          3,383,602
------------------------------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities, foreign currencies,
   foreign currency contracts and option contracts                                                 234,882,834        108,030,109
------------------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign currencies, foreign
   currency contracts and option contracts                                                         553,103,340        691,962,893
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                $2,840,167,384     $2,383,366,571
====================================================================================================================================

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2000
(UNAUDITED)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Value Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to the Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve long-term growth of capital. Income is a secondary objective.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").


                               AIM V.I. VALUE FUND

      Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationshipbetween currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

Outstanding foreign currency contracts at June 30, 2000 were as follows:

                                                                         UNREALIZED
SETTLEMENT                CONTRACT TO                                   APPRECIATION
   DATE       CURRENCY      DELIVER        RECEIVE         VALUE       (DEPRECIATION)
----------    --------    ------------     -------         -----       --------------
09/29/00         CAD       92,300,000   $ 62,369,475   $ 62,542,020     $  (172,545)
08/28/00         EUR       97,850,000     92,326,752     93,583,251      (1,256,499)
10/03/00         EUR       54,500,000     52,148,700     52,239,143         (90,443)
--------------------------------------------------------------------------------------
                          244,650,000   $206,844,927   $208,364,414     $(1,519,487)
======================================================================================

G. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

      A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.


NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.

   Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the six months ended June 30, 2000, the Fund paid AIM $2,581,721 of which AIM retained $81,468 for accounting services provided.

   The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.

   Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.

   During the six months ended June 30, 2000, the Fund paid legal fees of $3,464 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.


                              AIM V.I. VALUE FUND

NOTE 3 - INDIRECT EXPENSES

For the six months ended June 30, 2000, the Fund received reductions in custodian fees of $4,380 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $4,380.

NOTE 4 - TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A.. The Fund may borrow upto the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2000 was $1,163,996,153 and $776,686,706, respectively.

   The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2000 is as follows:

Aggregate unrealized appreciation of investment securities         $607,448,954
--------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (54,997,717)
--------------------------------------------------------------------------------
Net unrealized appreciation of investment securities               $552,451,237
================================================================================

Cost of investments for tax purposes is $2,299,249,523.

NOTE 7 - CALL OPTION CONTRACTS

Transactions in call options written during the six months ended June 30, 2000 are summarized as follows:

                                                CALL OPTIONS CONTRACTS
                                               ------------------------
                                               NUMBER OF       PREMIUMS
                                               CONTRACTS       RECEIVED
                                               ---------       --------
Beginning of period                                 --         $    --
------------------------------------------------------------------------
Written                                            900         184,917
------------------------------------------------------------------------
Expired                                           (900)       (184,917)
------------------------------------------------------------------------
End of period                                       --         $    --
========================================================================

NOTE 8 - SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2000 and the year ended December 31, 1999 were as follows:

                                   JUNE 30, 2000              DECEMBER 31, 1999
                             --------------------------   -------------------------
                               SHARES        AMOUNT         SHARES       AMOUNT
                             ----------   -------------   ----------  -------------
Sold                         17,185,455   $ 581,596,937   30,095,501  $ 884,324,432
-----------------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends                          --              --    1,227,239     38,842,126
-----------------------------------------------------------------------------------
Reacquired                   (3,330,806)   (113,368,612)  (6,712,560)  (198,140,598)
-----------------------------------------------------------------------------------
                             13,854,649   $ 468,228,325   24,610,180  $ 725,025,960
===================================================================================

NOTE 9 - FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                                           SIX MONTHS                                                      ELEVEN MONTHS
                                             ENDED                     YEAR ENDED DECEMBER 31,                 ENDED     YEAR ENDED
                                            JUNE 30,      ------------------------------------------------  DECEMBER 31, JANUARY 31,
                                            2000(a)         1999(a)       1998         1997        1996        1995         1995
                                           ----------     ----------   ----------    ---------   --------- ------------- ----------
Net asset value, beginning of period       $    33.50     $    26.25   $    20.83    $  17.48    $  16.11    $  11.83     $  12.17
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          0.01          0. 06         0.09        0.08        0.30        0.11         0.10
------------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    (0.10)          7.76         6.59        4.05        2.09        4.18        (0.35)
------------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations            (0.09)          7.82         6.68        4.13        2.39        4.29        (0.25)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income             --          (0.09)       (0.13)      (0.19)      (0.10)      (0.01)       (0.09)
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains            --          (0.48)       (1.13)      (0.59)      (0.92)         --           --
------------------------------------------------------------------------------------------------------------------------------------
    Total distributions                            --          (0.57)       (1.26)      (0.78)      (1.02)      (0.01)       (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $    33.41     $    33.50   $    26.25    $  20.83    $  17.48    $  16.11     $  11.83
====================================================================================================================================
Total return(b)                                 (0.27)%        29.90%       32.41%      23.69%      15.02%      36.25%       (2.03)%
====================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $2,840,167     $2,383,367   $1,221,384    $690,841    $369,735    $257,212     $109,257
====================================================================================================================================
Ratio of expenses to average net assets          0.84%(c)       0.76%        0.66%       0.70%       0.73%       0.75%(d)     0.82%
====================================================================================================================================
Ratio of net investment income to average
net assets                                       0.04%(c)       0.20%        0.68%       1.05%       2.00%       1.11%(d)     1.17%
====================================================================================================================================
Portfolio turnover rate                            32%            62%         100%        127%        129%        145%         143%
====================================================================================================================================

(a) Calculated using average shares outstanding.

(b) Total returns are not annualized for periods less than one year.

(c) Ratios are annualized and based on average net assets of $2,629,984,948.

(d) Annualized.


                              AIM V.I. VALUE FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Value Fund (the "Fund"), a portfolio of AIM Variable Insurance Funds, Inc. (the "Company"), reorganized as AIM Variable Insurance Funds, a Delaware business trust (the "Trust"), was held on April 10, 2000. The meeting was held for the following purposes:

(1)* To elect ten directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert
     H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provided for the reorganization of the company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund and making it non-fundamental.
(6) To ratify the selection of Tait, Weller & Baker as independent accountants of the Fund for the fiscal year ending in 2000.

The results of the proxy solicitation on the above matters were as follows:

                                                                                                  VOTES         VOTES     WITHHELD/
         DIRECTORS/MATTER                                                                          FOR         AGAINST   ABSTENTIONS
         ----------------                                                                     -------------  ----------- -----------
(1)*     Charles T. Bauer ...................................................................  336,558,177      N/A       9,129,703
         Bruce L. Crockett ..................................................................  337,513,648      N/A       8,174,232
         Owen Daly II .......................................................................  336,754,219      N/A       8,933,661
         Edward K. Dunn, Jr. ................................................................  337,481,093      N/A       8,206,787
         Jack M. Fields .....................................................................  337,574,973      N/A       8,112,907
         Carl Frischling ....................................................................  337,177,860      N/A       8,510,020
         Robert H. Graham ...................................................................  337,319,248      N/A       8,368,632
         Prema Mathai-Davis .................................................................  337,262,043      N/A       8,425,837
         Lewis F. Pennock ...................................................................  337,440,897      N/A       8,246,983
         Louis S. Sklar .....................................................................  337,447,894      N/A       8,239,986
(2)*     Approval of an Agreement and Plan of Reorganization which provided for the reorganization of AIM Variable Insurance Funds, Inc. as a Delaware business
         trust ..............................................................................  318,213,444   8,412,798   19,061,638
(3)      Approval of a new Investment Advisory Agreement ....................................   64,733,758   2,205,729    5,113,810
(4)(a)   Change to Fundamental Restriction on Issuer Diversification ........................   62,782,614   2,813,455    6,457,228
(4)(b)   Change to Fundamental Restriction on Borrowing Money and Issuing Senior
         Securities .........................................................................   62,191,461   3,539,461    6,322,375
(4)(c)   Change to Fundamental Restriction on Underwriting Securities .......................   63,471,362   2,702,293    5,879,642
(4)(d)   Change to Fundamental Restriction on Industry Concentration ........................   63,583,770   2,670,769    5,798,758
(4)(e)   Change to Fundamental Restriction on Purchasing or Selling Real Estate .............   62,652,287   3,322,826    6,078,184
(4)(f)   Change to Fundamental Restriction on Purchasing or Selling Commodities .............   62,555,004   3,535,659    5,962,634
(4)(g)   Change to Fundamental Restriction on Making Loans ..................................   62,377,925   3,654,650    6,020,722
(4)(h)   Elimination of Fundamental Restriction on Investing for the Purpose of Control .....   62,190,684   3,602,146    6,260,467
(5)      Approval of changing the Investment Objective and Making it Non-Fundamental ........   61,885,484   3,747,177    6,420,636
(6)      Ratification of the selection of Tait, Weller & Baker as Independent
         Accountants of the Fund ............................................................   66,486,391     986,590    4,580,316

----------------
* Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds, Inc.





                              AIM V.I. VALUE FUND

[GRAPHIC]
TRUSTEES, OFFICERS,  BOARD OF TRUSTEES                          OFFICERS                       OFFICE OF THE FUND
AND OTHER SERVICE
PROVIDERS OF AIM     Charles T. Bauer                           Charles T. Bauer               11 Greenway Plaza
VARIABLE INSURANCE   Director and Chairman                      Chairman                       Suite 100
FUNDS, INC.          A I M Management Group Inc.                                               Houston, TX 77046
                                                                Robert H. Graham               (800) 347-1919
                     Bruce L. Crockett                          President
                     Director                                                                  INVESTMENT ADVISOR
                     ACE Limited;                               Carol F. Relihan
                     Formerly Director, President, and          Senior Vice President and      A I M Advisors, Inc.
                     Chief Executive Officer                    Secretary                      11 Greenway Plaza
                     COMSAT Corporation                                                        Suite 100
                                                                Gary T. Crum                   Houston, TX 77046
                     Owen Daly II                               Senior Vice President
                     Formerly Director                                                         TRANSFER AGENT AND CUSTODIAN
                     Cortland Trust Inc.                        Dana R. Sutton
                                                                Vice President and             State Street Bankand Trust Company
                     Edward K. Dunn Jr.                         Treasurer                      225 Franklin Street
                     Chairman, Mercantile Mortgage Corp.;                                      Boston, MA 02110
                     Formerly Vice Chairman, President          Robert G. Alley
                     and Chief Operating Officer,               Vice President                 COUNSEL TO THE FUNDS
                     Mercantile-Safe Deposit & Trust Co.;
                     and President, Mercantile Bankshares       Stuart W. Coco                 Freedman, Levy, Kroll &
                                                                Vice President                 Simonds
                     JackFields                                                                1050 Conn. Avenue, N.W.
                     Chief Executive Officer                    Melville B. Cox                Washington, D.C. 20036
                     Texana Global Inc. and Twenty First        Vice President
                     Century Group, Inc.;                                                      COUNSEL TO THE TRUSTEES
                     Formerly, Member of the                    Karen Dunn Kelley
                     U.S. House of Representatives              Vice President                 Kramer, Levin, Naftalis & Frankel LLP
                                                                                               919 Third Avenue
                     Carl Frischling                            Edgar M. Larsen                New York, NY 10022
                     Partner                                    Vice President
                     Kramer, Levin, Naftalis & Frankel LLP                                     DISTRIBUTOR
                                                                Mary J. Benson
                     Robert H. Graham                           Assistant Vice President and   A I M Distributors, Inc.
                     Director, President and Chief Executive    Assistant Treasurer            11 Greenway Plaza
                     Officer                                                                   Suite 100
                     A I M Management Group Inc.                Sheri Morris                   Houston, TX 77046
                                                                Assistant Vice President and
                     Prema Mathai-Davis                         Assistant Treasurer
                     Formerly, Chief Executive Officer,
                     YWCA of the U.S.A.                         Renee A. Friedli
                                                                Assistant Secretary
                     Lewis F. Pennock
                     Attorney                                   P. Michelle Grace
                                                                Assistant Secretary
                     Louis S. Sklar
                     Executive Vice President, Development      Nancy L. Martin
                     and Operations,                            Assistant Secretary
                     Hines Interests
                     Limited Partnership                        Ofelia M. Mayo
                                                                Assistant Secretary

                                                                Lisa A. Moss
                                                                Assistant Secretary

                                                                Kathleen J. Pflueger
                                                                Assistant Secretary

                                                                Samuel D. Sirko
                                                                Assistant Secretary